                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-06654

                               BNY Hamilton Funds
               (Exact name of registrant as specified in charter)

                          3435 Stelzer Road, Suite 1000
                               Columbus, OH 43219
               (Address of principal executive offices) (Zip code)

                                 Mick Grunewald
                               BNY Hamilton Funds
                          3435 Stelzer Road, Suite 1000
                               Columbus, OH 43219
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: 1-800-426-9363

                   Date of fiscal year end: December 31, 2004

                   Date of reporting period: December 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1. Report(s) to Stockholders.

The Registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

                                   [LOGO] BNY

                                 ANNUAL REPORT

                               DECEMBER 31, 2004


[LOGO] BNY
HAMILTON
FUNDS

ADVISED BY THE BANK OF NEW YORK



   MONEY FUND

   TREASURY MONEY FUND

   NEW YORK TAX-EXEMPT MONEY FUND

   ENHANCED INCOME FUND

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for the BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to the BNY Hamilton Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of the BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of the BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.

Investment Advisor's Letter

Dear Shareholder:

We are pleased to provide you with our Annual Report for the BNY Hamilton Funds for the year ended December 31, 2004. This report includes schedules of the investments held in each of the Funds. It also contains interviews with the portfolio managers discussing their Funds' performance over the past year, and the strategies they are pursuing to achieve the Funds' investment objectives. We encourage you to read this report carefully and retain it for your records.

The year 2004 started with a somewhat muted tone to the economy and the financial markets. Persistently weak jobs reports suggested that the economy might be faltering, hurting consumer and investor confidence. At the same time, though, other economic data presented a somewhat more optimistic picture. In the second quarter, employment data turned strongly upward, indicating that the recovery was building enough momentum to be self-sustaining. Market response was restrained, however, as the improvement on the jobs front sparked concerns about rising interest rates and possible inflation.

The Federal Reserve responded to the signs of economic improvement by raising the federal funds target rate at the end of June, increasing this rate by one-fourth of a percentage point. Two additional rate hikes, each of one-quarter point, followed in the third quarter. During that period, equity markets remained in a narrow trading range, with reasonably positive economic data keeping markets from turning lower, while uncertainty about the outcome of the Presidential election and the situation in Iraq kept sentiment from moving higher.

The fourth quarter, however, saw a strong resurgence in equities, with virtually all of the year's gains coming in the last months of the year. The Republican victory in the Presidential election, along with the contest's clear resolution, helped the stock market close out the year on a positive note. Business spending, which started to re-emerge in the third quarter, picked up some steam in the fourth. The Federal Reserve raised rates two more times, bringing the federal funds target rate to 2.25% by year-end.

For the year, the S&P 500(R) Index of large-capitalization U.S. stocks returned 10.87%. Small-capitalization stocks continued a trend, outperforming their large-cap counterparts. The Russell 2000 Index of small-cap stocks posted a total return of 18.33% for the year.

Global equity markets encountered numerous challenges over the period. They faced many of the same concerns as the U.S.-uncertainty in the Middle East, questions about the strength of the global economic recovery, and the potential for rising interest rates and inflation. There were even questions about the durability of China's economic resurgence. The twin deficits facing the U.S.-in the federal budget and foreign trade-weighed heavily on the U.S. dollar relative to major foreign currencies. While the dollar had leveled off earlier in the year following two years of weakness, during the second half the dollar again lost value against the Euro, British Pound, and Japanese Yen. This situation benefited U.S. companies exporting goods into foreign markets, as it made those goods cheaper for buyers overseas. But it increasingly raised questions about the dollar's future as the preeminent global currency. For the year, the MSCI EAFE (Morgan Stanley Capital International Europe, Australasia and Far East) Index of non-U.S. developed nation stocks returned 20.70%.

News in the fixed-income arena was, understandably, dominated by the Federal Reserve's series of increases in the federal funds target rate. From the first hike at the end of June through the end of the year, the target rate rose from 1.00% to 2.25%. Each of the five increases that took place was well-telegraphed to the market, which, along with the measured pace of the Federal Reserve's actions, helped to limit market disruption. Increases at the short end of the yield curve were not, however, matched at the long end. In fact, over the year, longer-maturity yields fell slightly, while those in the 10-year range were essentially unchanged. The predictable result was a flattening of the yield curve, as the gap between yields on short- and long-maturity issues narrowed.

Over the year, Treasury securities underperformed all of the major "spread" sectors-including corporate, mortgage-backed, asset-backed, and agency securities. In the low interest-rate environment that prevailed during the year-despite the Federal Reserve's rate hikes-investors sought out higher-yielding alternatives. This trend was reflected in the fact that, among corporate bonds, lower-rated issues outperformed higher-quality ones. Low default rates and an encouraging level of credit upgrades-the result in large part of strong earnings reports-lent further support to lower-rated corporates. Mortgage-backed bonds started the year strong, but by year-end fell behind corporate securities.

Our view is that investors may be focusing too much attention on risks in the outlook and, as a result, may be overlooking some of the opportunities current conditions present. We believe this situation has pushed stock valuations (as measured by price/earnings) and bond yields to levels below what we believe fundamentals justify. Equities have been able to break out of the trading range they were mired in for much of the year, thanks to strong earnings and improving business conditions. But bond prices still appear to reflect significant fear that growth may falter. Our sense is that confidence levels among investors generally remain low, largely because progress during this economic recovery has been uneven. We nonetheless believe that evidence is building that economic fundamentals are on a general uptrend.

To keep growth moving forward on a self-sustaining basis, strong job creation will be essential. And we are optimistic that the economy will be able to create jobs at a sufficiently healthy pace. Corporate earnings are at record levels, company balance sheets are in their strongest position in many years, and surveys indicate that businesses intend to increase their hiring. It appears that real GDP growth is beginning to exceed productivity gains; at that point, companies must increase their payrolls in order to keep up with increasing demand. We are also encouraged by recent reports indicating that small- and mid-size businesses-the engine of job creation in this country-are optimistic about their prospects for future growth.

The months ahead are almost certain to bring significant change. Much of this change, we are hopeful, will be positive; elections in Iraq were more successful than anticipated, and there is also movement toward greater democracy elsewhere in the world. Much work remains to be done to attain peace in the Middle East, but new, significant steps toward that goal are being taken. And on the home front, while partisan politics continue to present challenges, we are seeing initiatives from the White House and Congress to reduce the budget deficit. Of course, it isn't possible to predict the course of events in the year to come. But what is certain is that the guiding philosophy underlying the ongoing management of the BNY Hamilton Funds will remain constant. We maintain a disciplined approach to investing that seeks to identify and capitalize on the long-term trends that present the most attractive investment opportunities. By providing a broad array of well-diversified Funds, each managed with a consistent approach to meet its stated objective, the BNY Hamilton Funds are designed to provide you with the ability to create sound investment strategies to help you reach your important financial goals.

Thank you for the confidence you are placing in us.

Sincerely,
      /s/ Kevin J. Bannon
Kevin J. Bannon
Executive Vice President and
Chief Investment Officer
The Bank of New York

         Table  of  Contents

Questions & Answers................... Page  4

Fees and Expenses.....................      13

Portfolio Summaries...................      15

BNY Hamilton Money Fund
  Schedule of Investments.............      19
  Statement of Assets and Liabilities.      26
  Statement of Operations.............      26
  Statements of Changes in Net Assets.      27
  Financial Highlights................      28

BNY Hamilton Treasury Money Fund
  Schedule of Investments.............      31
  Statement of Assets and Liabilities.      33
  Statement of Operations.............      33
  Statements of Changes in Net Assets.      34
  Financial Highlights................      35

BNY Hamilton New York Tax-Exempt Money Fund
  Schedule of Investments............. Page 38
  Statement of Assets and Liabilities.      46
  Statement of Operations.............      46
  Statements of Changes in Net Assets.      47
  Financial Highlights................      48

BNY Hamilton Enhanced Income Fund
  Schedule of Investments.............      51
  Statement of Assets and Liabilities.      56
  Statement of Operations.............      56
  Statements of Changes in Net Assets.      57
  Financial Highlights................      58

Notes to Financial Statements.........      61

Report of Independent Registered
 Public Accounting Firm...............      69

Directors and Officers................      70

BNY HAMILTON MONEY FUND


 Investment Considerations--An investment in the Fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

An Interview with Sammi Joseph, Vice President and Portfolio Manager

Q: What factors influenced the money markets during 2004?
A: For the first half of 2004, the Federal Reserve was patient and watchful to see if its rate reduction campaign would have the desired effect on the economy, without igniting worrisome inflationary pressures. By June of 2004, after the release of subsequent positive employment statistics, bond market prices began to reflect anticipation that the Federal Reserve would tighten monetary policy. As expected, the Fed took action, raising the federal funds rate by a quarter of a point during the last week of June. With the fed funds rate still at close to a forty-year low, the market anticipated additional action by the Fed during the rest of 2004 and into 2005.

Q: Given this context, how did the Fund perform?
A: Hamilton Shares of the Fund posted a total return of 1.19%, Premier Shares returned 0.93%, and Classic Shares returned 0.68% for the twelve months ended December 31, 2004. The seven-day current and the 30-day effective yields as of December 31, 2004 were 2.02% and 1.94%, respectively, for the Hamilton Shares; 1.77% and 1.69% for the Premier Shares; and 1.52% and 1.44% for the Classic Shares.

   As of December 31, 2004, the Fund had total assets of more than $6.9 billion, an increase of $700 million from the beginning of the year.

   Total return figures include reinvestment of dividends. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns which may be lower or higher. To obtain performance current to the most recent month end, please visit www.bnyhamilton.com.

   Yields will fluctuate with changes in market conditions. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

Q: What factors accounted for the Fund's performance during the period?
A: The Fund's positive performance is largely attributable to our emphasis on relative value in the portfolio. With this approach, we shortened the average maturity of the Fund to 44 days by overweighting our exposure to the short end of the curve to take advantage of higher money market rates that came about as the result of the Fed's actions.

   We seek to achieve a competitive yield while maintaining an emphasis on safety and liquidity. The quality of our investments is a matter of great importance to us. As a result, the Fund has earned both an AAAm rating from Standard & Poor's Corporation and an Aaa rating from Moody's Investor Services. These signify that the Fund offers excellent safety and superior capacity to maintain its $1.00 share price, although there is no guarantee that it will do so.

Q: How was the Fund weighted?
A: The Fund remained broadly diversified with exposure to a variety of fixed- and variable-rate money market securities. These include bank debt (33% of assets), commercial paper (26%), U.S. government and agency securities (21%), repurchase agreements (16%), and corporate debt (4%). The Fund's weighted average maturity was 44 days as of December 31, 2004, about three days shorter than it had been at the beginning and midpoint of the year.

   Portfolio composition and ratings are subject to change.

Q: What is your strategic outlook for 2005?
A: We believe that the Federal Reserve will continue to raise the federal funds target rate, ultimately bringing monetary policy away from its current accommodative posture and toward a neutral stance. As a result, we anticipate at this point that the federal funds rate is likely to increase to approximately 3.50% by the end of 2005.

BNY HAMILTON TREASURY MONEY FUND

 Investment Considerations--An investment in the Fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. U.S. Government guarantees apply only to the underlying securities of the Fund's portfolio and not the Fund's shares.

An Interview with Sammi Joseph, Vice President and Portfolio Manager

Q: What factors influenced Treasury securities during 2004?
A: For the first half of 2004, the Federal Reserve was patient and watchful to see if its rate reduction campaign would have the desired effect on the economy, without igniting worrisome inflationary pressures. By June of 2004, after the release of subsequent positive employment statistics, bond market prices began to reflect anticipation that the Federal Reserve would tighten monetary policy. As expected, the Fed took action, raising the federal funds rate by a quarter of a point during the last week of June. With the fed funds rate still at close to a forty-year low, the market anticipated additional action by the Fed during the rest of 2004 and into 2005.

   The yield on the six-month Treasury bill moved from a low of 1.01% in January 2004 to a high of 1.62% in June 2004. The yield was 2.57% in December 2004.

Q: Given this context, how did the Fund perform?
A: Hamilton Shares of the BNY Hamilton Treasury Money Fund posted a total return of 1.07%, the Premier Shares returned 0.82%, and the Classic Shares returned 0.59% for the twelve months ended December 31, 2004. The seven-day current and 30-day effective yields for the period ended December 31, 2004 were 1.77% and 1.77%, respectively for the Hamilton Shares, 1.52% and 1.52% for the Premier Shares, and 1.27% and 1.27% for the Classic Shares.

   As of December 31, 2004, the Fund had total assets of approximately $2.2 billion, an increase of $300 million over last year.

   Total return figures include reinvestment of dividends. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns which may be lower or higher. To obtain performance current to the most recent month end, please visit www.bnyhamilton.com.

   Yields will fluctuate with changes in market conditions. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

Q: What are your goals in managing the Fund?
A: The BNY Hamilton Treasury Money Fund is designed to provide the potential for high current income while preserving investors' capital and maintaining a very high level of liquidity. As a result, the Fund invests solely in securities issued or collateralized by U.S. Treasury obligations.

   Our emphasis on quality has earned the Fund a rating of AAAm from Standard & Poor's Corporation and a rating of Aaa from Moody's Investor Services. These ratings signify that the Fund's safety is excellent and that it has superior capacity to maintain its $1.00 net asset value per share, although there is no guarantee that it will do so.

Q: How was the Fund weighted?
A: The Fund remained invested in various areas of the short-term Treasury securities market, including short-dated Treasury notes and bonds (8%), repurchase agreements (41%), and Treasury bills (51%).

   The Fund's weighted average maturity (WAM) was 45 days as of December 31, 2004, down significantly from 54 days at the beginning of the year but very close to its level at mid-year.

   Portfolio composition and ratings are subject to change.

Q: How did the portfolio's composition change over the period?
A: The Fund's positive performance is largely attributable to our emphasis on relative value in the portfolio. With this approach, we shortened the Fund's average maturity to 45 days by overweighting our exposure to securities at the short end of the money-market yield curve. This allowed us to take advantage of higher money-market rates that resulted from the Federal Reserve's interest-rate hikes.

Q: What is your strategic outlook going forward?
A: We believe that the Federal Reserve will continue to raise the federal funds target rate, ultimately bringing monetary policy away from its current accommodative posture and toward a neutral stance. As a result, we anticipate act this point that the federal funds rate is likely to increase to approximately 3.50% by the end of 2005.

BNY HAMILTON N.Y. TAX-EXEMPT MONEY FUND

 Investment Considerations--An investment in the Fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. A tax-exempt fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

An Interview with Frank Monasterio, Vice President and Portfolio Manager

Q: What factors influenced the investment environment for short-term New York municipals in 2004?
A: Weak non-farm payroll increases early in the year led investors to believe that the Federal Reserve would postpone tightening monetary policy to late 2004. As a result, short-term rates dropped and the money market curve flattened--that is, the difference between yields at the long and short ends of the money-market maturity spectrum narrowed. However, strong employment data during the second quarter turned that period into a mirror image of the first, culminating in the Federal Reserve's decision to raise rates at the end of June. This one quarter of a percentage point hike was the first rate increase from the Federal Reserve in four years.

   Money market rates continued to rise in the third quarter, as the Federal Reserve made two additional quarter point increases. While these moves were widely anticipated, they came despite evidence of moderating economic growth, slowing labor market conditions, and concerns regarding a substantial rise in energy prices. Economic activity continued to grow at a moderate pace during the fourth quarter. The Federal Reserve made two more quarter point rate increases during the period, bringing the federal funds target rate to 2.25% by year-end. Improvements in productivity, combined with gradually improving labor market conditions, reinforced the Federal Reserve's view that even after its rate hikes, monetary policy continued to support economic growth and keep inflation at bay.

Q: Given this context, how did the Fund perform?
A: For the twelve months ended December 31, 2004, Hamilton Shares of the Fund posted a total return of 0.94%, Premier Shares returned 0.69%, and Classic Shares returned 0.46%. The Fund's seven-day current and 30-day effective yields as of December 31, 2004, were 1.62% and 1.36%, respectively, for the Hamilton Shares, 1.37% and 1.11% for the Premier Shares, and 1.12% and 0.86% for the Classic Shares.

   As of December 31, 2004, the Fund has total assets of $288 million, an increase of 15% for the year.

   Total return figures include reinvestment of dividends. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns which may be lower or higher. To obtain performance current to the most recent month end, please visit www.bnyhamilton.com.

   Yields will fluctuate with changes in market conditions. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

Q: What factors accounted for the Fund's performance during the year?
A: During the year, the Fund maintained a lower-than-average duration, which meant that it was less vulnerable to rising interest rates. There was little incentive to move into longer-maturity issues in the early part of the year, as a relatively flat money-market yield curve meant such a move would not add much in the way of additional income potential.

   As interest rates began to rise in the second half of the year, the Fund's positioning allowed it to benefit. The Fund's holdings among floating-rate securities were also advantageous in the second half's rising rate environment.

Q: What changes did you make to the Fund's portfolio?
A: Our adjustment of the Fund's duration was the only significant change made to the portfolio. We continued to emphasize the highest credit quality in selecting holdings for the Fund.

   Portfolio composition and ratings are subject to change.

Q: What is your strategic outlook for 2005?
A: We are likely to maintain our average maturity at 20 to 30 days, as we believe interest rates will continue to rise over the near term. As rates rise and the yield curve steepens--that is, the difference in yield between short- and longer-term securities increases--we will assess the relative value of securities at the longer end of the money-market spectrum, and consider increasing our investment in that sector of the market.

BNY HAMILTON ENHANCED INCOME FUND


 Investment Considerations--BNY Hamilton Enhanced Income Fund is not a money market fund. BNY Hamilton Enhanced Income Fund purchases short-term investments with longer maturities and higher yields than are included in money market funds. As a result, the Fund's share price may fluctuate and when redeemed, may be worth more or less than the original investment.

An Interview with Thomas Bosh, Vice President and Portfolio Manager

Q: What factors influenced the short-term bond market during 2004?
A: In the year's first quarter, weak employment reports led many observers to believe that the Federal Reserve would be unlikely to raise short-term interest rates before late 2004 or even early 2005. In response, yields fell across all bond maturities. Employment data made a sharp turnaround in the second quarter, however, helping to persuade the Federal Reserve to raise the federal funds target rate by one-quarter of a percentage point at the end of June, bringing the rate to 1.25%. Market interest rates increased as investors anticipated further rate hikes.

   As evidence of positive economic development mounted, the Federal Reserve continued to make measured interest-rate increases, raising the federal funds target rate four more times in the second half of the year, ultimately bringing the rate to 2.25%.

   During the fourth quarter, employment growth accelerated. This caused market interest rates at the short end of the maturity spectrum to rise faster than long-term rates, as the market began to anticipate further rate increases.

Q: Given this context, how did the Fund perform?
A: For the twelve-month period ended December 31, 2004, the Fund posted a total return of 0.76% for Institutional Class Shares and 1.02% for the Class A Shares. For the same period, three-month LIBOR provided a total return of 1.30%. As of December 31, 2004, the Fund had a 30-day effective yield of 2.06%, and a daily yield of 2.16% for Institutional Shares, and a 30-day yield of 1.83% and a daily yield of 1.90% for Class A Shares. As of this same date, three-month LIBOR had a 30-day effective yield of 2.50% and a daily yield of 2.56%. Class C Shares provided a total return of 0.50% since inception (June 18, 2004). Class C Shares had a daily yield of 1.16%, and a 30-day yield of 1.07%.

   As of December 31, 2004 the Fund had total assets of $332 million, down from last year's level.

   Yields will fluctuate with changes in market conditions. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

   The 3 month Libor (London Interbank Offered Rate) index is based on the assumed purchase of a synthetic investment having 3 months to maturity and with a coupon equal to the closing quote for 3-month Libor. That issue is sold the following day (priced at a yield equal to the current day closing 3-month Libor rate) and is rolled into a new 3-month investment. The index therefore will always have a constant maturity equal exactly to 3 months. An investor cannot invest directly into an index.

Q: What factors accounted for the Fund's performance during the period?
A: The Fund seeks to achieve returns superior to those available on money market funds by investing in issues with maturities that are slightly longer than those within the money market range. The Fund invests in a broad range in various sectors, we invest in a variety of instruments in various sectors, while seeking to keep the Fund's duration (interest-rate sensitivity) between nine months and one year.

   Our emphasis on high-quality issues with minimal volatility characteristics has allowed us to achieve both a credit rating of AAAf and a volatility rating of S1+ from Standard & Poor's.

   Emphasizing high-quality issues has served us well overall since the Fund's inception. At times during the past year, however, it hurt our performance. This is because lower-quality instruments outperformed, as their higher-income characteristics helped to cushion their prices against the negative impact of rising interest rates.

Q: Which of the Fund's holdings were the strongest performers?
A: Our allocation to floating-rate securities helped to hold the value of the portfolio steady through most of the year in a rising rate environment. Our holdings among asset-backed securities helped to boost the Fund's income component. In the year's fourth quarter, however, every portion of the portfolio experienced some loss of value, though this was partially offset by income.

Q: How did the portfolio's composition change over the period?
A: The main thrust of our strategy was shortening the Fund's duration, or sensitivity to interest rates, given the outlook for rising short-term rates. By year-end, the Fund's duration stood at 0.58 years, somewhat shorter than our usual target range. To help support the Fund's income, we continued to emphasize the use of higher-coupon securities. Consequently, there was very little change in the Fund's composition. As of December 31, 2004 we held approximately 12% of assets in Treasurys, 11% in agency securities, 69% in asset-backed securities, 6% in corporate bonds, and 2% in money-market securities.

   Portfolio composition and ratings are subject to change.

Q: What is your strategic outlook going forward?
A: Solid economic growth combined with an improving employment picture, increasing inflation expectations, and a the Federal Reserve's stated objective to move from an accommodative policy stance to a neutral position lead us to believe that the federal funds rate may rise to 3.50% by the end of the year. As a result, we will continue to maintain duration at the short end of our target zones and selectively extend maturities as opportunities in the market present themselves.

                       Institutional Shares           Class A Shares
                    --------------------------- ---------------------------
                     Cumulative  Average Annual  Cumulative  Average Annual
        Period      Total Return  Total Return  Total Return  Total Return
        ------      ------------ -------------- ------------ --------------
    1 Year.........    0.76%         0.76%         1.02%         1.02%
    Since Inception    4.30%         1.59%         4.10%         1.52%
     5/01/02--Institutional Shares
     5/02/02--Class A Shares

Returns for BNY Hamilton Funds are after fees.

                                    [CHART]


                 Enhanced                 U.S. Dollar 3-Month
               Income Fund                   LIBOR Constant
               -----------                -------------------
 5/01/02         $10,000                        $10,000
 6/30/02          10,045                         10,016
 9/30/02          10,105                         10,064
12/31/02          10,163                         10,114
 3/31/03          10,268                         10,150
 6/30/03          10,318                         10,186
 9/30/03          10,311                         10,214
12/31/03          10,351                         10,245
 3/31/04          10,391                         10,275
 6/30/04          10,384                         10,296
 9/30/04          10,430                         10,331
12/31/04          10,430                         10,378



This chart represents historical performance of a hypothetical investment of $10,000 in the Enhanced Income Fund from 5/1/02 to 12/31/04.




TOTAL RETURN FIGURES INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.BNYHAMILTON.COM. The Advisor has voluntarily agreed to limit the expenses of the Fund to reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 0.25% of its average daily net assets. Management is committed to maintain fee waivers/expense reimbursements which are currently in effect until April, 2007. Prior to July 1, 2004, Management reserved the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Inception date for this Fund is 5/1/02.

BNY Hamilton Funds

Fees and Expenses (Unaudited)

As a shareholder of the BNY Hamilton Funds, you incur management fees, distribution fees and/or shareholder service fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six months ended December 31, 2004.

Actual Expenses
The first line of each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divide by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on the Portfolios' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolios' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other Funds. To do so, compare the 5% hypothetical example with the hypothetical example that appears in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                         BEGINNING  ENDING      ANNUALIZED
                                          ACCOUNT  ACCOUNT    EXPENSE RATIO     EXPENSES PAID
                                           VALUE    VALUE      BASED ON THE      DURING THE
                                         07/01/04  12/31/04  SIX-MONTH PERIOD SIX-MONTH PERIOD*
BNY HAMILTON MONEY FUND--HAMILTON SHARES
Actual                                   $1,000.00 $1,007.52      0.20%             $1.00
Hypothetical (5% return before expenses) $1,000.00 $1,024.14      0.20%             $1.00
-----------------------------------------------------------------------------------------------
BNY HAMILTON MONEY FUND--PREMIER SHARES
Actual                                   $1,000.00 $1,006.26      0.45%             $2.26
Hypothetical (5% return before expenses) $1,000.00 $1,022.89      0.45%             $2.27
-----------------------------------------------------------------------------------------------
BNY HAMILTON MONEY FUND--CLASSIC SHARES
Actual                                   $1,000.00 $1,004.99      0.70%             $3.52
Hypothetical (5% return before expenses) $1,000.00 $1,021.63      0.70%             $3.54
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                        BEGINNING  ENDING      ANNUALIZED
                                                         ACCOUNT  ACCOUNT    EXPENSE RATIO     EXPENSES PAID
                                                          VALUE    VALUE      BASED ON THE      DURING THE
                                                        07/01/04  12/31/04  SIX-MONTH PERIOD SIX-MONTH PERIOD*
BNY HAMILTON TREASURY MONEY FUND--HAMILTON SHARES
Actual                                                  $1,000.00 $1,006.89      0.22%             $1.09
Hypothetical (5% return before expenses)                $1,000.00 $1,024.05      0.22%             $1.10
--------------------------------------------------------------------------------------------------------------
BNY HAMILTON TREASURY MONEY FUND--PREMIER SHARES
Actual                                                  $1,000.00 $1,005.63      0.47%             $2.35
Hypothetical (5% return before expenses)                $1,000.00 $1,022.79      0.47%             $2.37
--------------------------------------------------------------------------------------------------------------
BNY HAMILTON TREASURY MONEY FUND--CLASSIC SHARES
Actual                                                  $1,000.00 $1,004.36      0.72%             $3.61
Hypothetical (5% return before expenses)                $1,000.00 $1,021.53      0.72%             $3.64
--------------------------------------------------------------------------------------------------------------
BNY HAMILTON NEW YORK TAX-EXEMPT MONEY FUND--
HAMILTON SHARES
Actual                                                  $1,000.00 $1,005.75      0.25%             $1.27
Hypothetical (5% return before expenses)                $1,000.00 $1,023.87      0.25%             $1.28
--------------------------------------------------------------------------------------------------------------
BNY HAMILTON NEW YORK TAX-EXEMPT MONEY FUND--
PREMIER SHARES
Actual                                                  $1,000.00 $1,004.48      0.50%             $2.53
Hypothetical (5% return before expenses)                $1,000.00 $1,022.61      0.50%             $2.55
--------------------------------------------------------------------------------------------------------------
BNY HAMILTON NEW YORK TAX-EXEMPT MONEY FUND--
CLASSIC SHARES
Actual                                                  $1,000.00 $1,003.24      0.75%             $3.78
Hypothetical (5% return before expenses)                $1,000.00 $1,021.37      0.75%             $3.81
--------------------------------------------------------------------------------------------------------------
BNY HAMILTON ENHANCED INCOME FUND--CLASS A SHARES
Actual                                                  $1,000.00 $1,008.25      0.50%             $2.52
Hypothetical (5% return before expenses)                $1,000.00 $1,022.62      0.50%             $2.54
--------------------------------------------------------------------------------------------------------------
BNY HAMILTON ENHANCED INCOME FUND--CLASS C SHARES
Actual                                                  $1,000.00 $1,004.63      1.25%             $6.30
Hypothetical (5% return before expenses)                $1,000.00 $1,018.85      1.25%             $6.34
--------------------------------------------------------------------------------------------------------------
BNY HAMILTON ENHANCED INCOME FUND--INSTITUTIONAL SHARES
Actual                                                  $1,000.00 $1,004.39      0.25%             $1.26
Hypothetical (5% return before expenses)                $1,000.00 $1,023.88      0.25%             $1.27
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 *Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2004, and divided by the 366 days in the Fund's current fiscal year (to reflect the six-month period). Expense ratios for the most recent fiscal half-year may differ from expense ratios based on the one year data in the financial highlights.

         BNY Hamilton Money Fund

         Portfolio Summary (Unaudited)

         As of December 31, 2004

                                                         % of
                                                      Net Assets
                                                      ----------
                Commercial Paper.....................    26.1%
                United States Government Agencies....    19.8
                Time Deposits........................    18.6
                Repurchase Agreements................    15.8
                Certificates of Deposits.............    14.3
                Corporate Bonds......................     4.4
                United States Treasury Notes.........     1.1
                Liabilities in excess of other assets    (0.1)
                                                        -----
                Total................................   100.0%
                                                        -----

Portfolio composition is subject to change.

         BNY Hamilton Treasury Money Fund

         As of December 31, 2004

                                                         % of
                                                      Net Assets
                                                      ----------
                United States Treasury Bills.........    50.7%
                Repurchase Agreements................    41.3
                United States Treasury Notes.........     8.1
                Liabilities in excess of other assets    (0.1)
                                                        -----
                Total................................   100.0%
                                                        -----

Portfolio composition is subject to change.

         BNY Hamilton New York Tax-Exempt Money Fund

         As of December 31, 2004


                                                        % of
                                                     Net Assets
                                                     ----------
                 Variable Rate Municipal Obligations    96.6%
                 Money Market Fund..................     2.5
                 Tax-Exempt Commercial Paper........     0.7
                 Other assets less liabilities......     0.2
                                                       -----
                 Total..............................   100.0%
                                                       -----

Portfolio composition is subject to change.

         BNY Hamilton Enhanced Income Fund

         As of December 31, 2004


                                                       % of
                                                    Net Assets
                                                    ----------
                  Mortgage-Backed Securities.......    65.9%
                  United States Government Agencies    13.7
                  United States Treasury Securities    11.9
                  Corporate Bonds..................     6.2
                  Money Market Fund................     1.8
                  Other assets less liabilities....     0.5
                                                      -----
                  Total............................   100.0%
                                                      -----


Portfolio composition is subject to change.

         BNY Hamilton Money Fund

         Schedule of Investments

         December 31, 2004

 Principal
  Amount                                   Value
-----------                             -----------
            Commercial Paper--26.1%
            Agricultural Services--0.7%
$25,000,000 Cargill, Inc.
            1.98%, 3/21/05............. $24,891,375
 25,000,000 Cargill, Inc.
            2.00%, 3/21/05.............  24,890,278
                                        -----------
                                         49,781,653
                                        -----------
            Asset-Backed Securities--15.8%
 75,000,000 Amstel Funding Corp.
            2.09% - 2.16%, 2/22/05.....  74,771,055
 40,000,000 Atlantis One Funding Corp.
            2.08%, 3/23/05.............  39,812,800
 30,000,000 Barton Capital Corp.
            2.13%, 1/10/05.............  29,984,025
 30,000,000 Barton Capital Corp.
            2.31%, 2/08/05.............  29,926,850
 25,000,000 Barton Capital Corp.
            2.40%, 5/11/05.............  24,783,333
 30,000,000 Cafco, LLC
            2.02%, 1/18/05.............  29,971,383
 30,000,000 Compass Securitization
            LLC 2.00%, 1/18/05.........  29,971,667
 50,000,000 CRC Funding, LLC
            2.25%, 1/26/05.............  49,921,875
 40,000,000 Edison Asset Securitization
            LLC 2.11%, 4/01/05.........  39,789,000
 50,000,000 Fairway Finance Corp.
            FRN 2.36%, 2/18/05.........  50,000,000
 35,000,000 Galaxy Funding, Inc.
            2.43%, 3/16/05.............  34,825,175
 40,000,000 Giro Funding US Corp.
            2.30%, 2/02/05.............  39,918,222
 30,000,000 Grenadier Funding Ltd.
            2.42%, 2/15/05.............  29,909,250

 Principal
  Amount                                   Value
-----------                             -----------
            Commercial Paper (Continued)
$40,000,000 GreyHawk Funding LLC
            2.03%, 1/07/05............. $39,986,467
 40,000,000 Harrier Finance Funding
            LLC 2.26%, 2/15/05.........  39,887,000
 40,000,000 Mane Funding Corp.
            2.32%, 2/08/05.............  39,902,044
 40,000,000 Moat Funding LLC
            2.42%, 4/05/05.............  39,747,244
 50,000,000 Nieuw Amsterdam
            Receivables Corp.
            2.60%, 6/09/05.............  49,425,833
 40,000,000 Paradigm Funding LLC
            1.99%, 1/10/05.............  39,980,100
 30,000,000 Premier Asset
            Collateralized Entity Ltd.
            2.47%, 4/15/05.............  29,785,933
 25,000,000 Saint Germain Holdings
            Ltd. 2.38%, 1/18/05........  24,971,903
 25,000,000 Scaldis Capital LLC
            2.44%, 3/17/05.............  24,872,917
 24,000,000 Sheffield Receivables Corp.
            2.33%, 1/13/05.............  23,981,360
 25,000,000 Starbird Funding Corp.
            1.94%, 2/02/05.............  24,956,889
 40,000,000 Surrey Funding Corp.
            2.42%, 3/10/05.............  39,817,156
 20,000,000 Sydney Capital Corp., Inc.
            2.47%, 4/01/05.............  19,876,500
 25,000,000 Sydney Capital Corp., Inc.
            2.46%, 4/28/05.............  24,800,125
 30,000,000 Tasman Funding Inc.
            2.25%, 1/11/05.............  29,981,250
 36,250,000 Tasman Funding Inc.
            2.04%, 1/25/05.............  36,200,700

See notes to financial statements.

         BNY Hamilton Money Fund

         December 31, 2004

 Principal
  Amount                                    Value
-----------                             --------------
            Commercial Paper (Continued)
$35,422,000 Whistlejacket Capital Ltd.
            2.07%, 3/21/05............. $   35,261,096
 30,000,000 White Pine Finance LLC
            2.03%, 10/17/05............     29,984,213
                                        --------------
                                         1,097,003,365
                                        --------------
            Banking and Finance--3.3%
 60,000,000 ANZ (Delaware), Inc.
            1.94%, 2/01/05.............     59,899,766
 30,000,000 ANZ (Delaware), Inc.
            2.37%, 2/22/05.............     29,897,300
 35,000,000 CBA (Delaware) Finance Inc.
            1.99%, 1/10/05.............     34,982,675
 30,500,000 CBA (Delaware) Finance Inc.
            2.48%, 4/18/05.............     30,275,181
 35,000,000 Dexia Delaware, LLC
            2.13%, 2/03/05.............     34,931,663
 40,000,000 Westpac Capital Corp.
            2.39%, 3/09/05.............     39,822,078
                                        --------------
                                           229,808,663
                                        --------------
            Beverages--Brewers--0.3%
 22,543,000 Anheuser-Busch Cos. Inc.
            1.90%, 1/11/05.............     22,531,102
                                        --------------
            Computers--Micro--0.7%
 50,000,000 IBM Capital Corp.
            1.955%, 1/06/05............     49,986,424
                                        --------------
            Finance Companies--1.0%
 40,000,000 GE Capital Corp.
            1.92%, 2/07/05.............     39,921,067
 30,000,000 Tango Finance Corp.
            1.85%, 1/24/05.............     29,964,542
                                        --------------
                                            69,885,609
                                        --------------

 Principal
  Amount                                  Value
-----------                           --------------
            Commercial Paper (Continued)
            Foreign Government--2.3%
$65,000,000 Canadian Wheat Board
            1.91%, 1/24/05........... $   64,920,681
 30,000,000 Network Rail CP Finance
            PLC
            2.26%, 2/22/05...........     29,902,067
 25,000,000 Network Rail CP Finance
            PLC
            2.40%, 3/02/05...........     24,900,000
 40,000,000 Province of Quebec
            2.27%, 2/25/05...........     39,861,278
                                      --------------
                                         159,584,026
                                      --------------
            Household and Personal Care Products--0.7%
 50,000,000 Proctor & Gamble Co.
            2.38%, 3/15/05...........     49,758,695
                                      --------------
            Insurance--0.4%
 31,148,000 MetLife Funding Inc.
            2.24%, 2/08/05...........     31,074,352
                                      --------------
            Pharmaceuticals--0.9%
 30,000,000 Pfizer, Inc.
            2.10%, 4/01/05...........     29,842,500
 30,000,000 Pfizer, Inc.
            2.42%, 5/02/05...........     29,755,983
                                      --------------
                                          59,598,483
                                      --------------
            Total Commercial
            Paper
            (Cost $1,819,012,372)....  1,819,012,372
                                      --------------
            United States Government
            Agencies & Obligations--20.9%
            Federal Farm Credit Bank--0.3%
 19,633,000 2.64%, 8/03/05+..........     19,324,893
                                      --------------
            Federal Home Loan Bank--7.2%
 30,000,000 1.91%, 1/05/05+..........     29,993,633
 50,000,000 1.958%, 1/05/05 FRN......     49,999,974

See notes to financial statements.

         BNY Hamilton Money Fund

         December 31, 2004

 Principal
  Amount                              Value
-----------                        ------------
            United States Government
            Agencies & Obligations
            (Continued)
$20,000,000 1.50%, 3/01/05........ $ 20,000,000
 30,000,000 2.26%, 3/02/05+.......   29,887,000
  8,000,000 1.50%, 3/08/05........    8,000,000
 30,000,000 1.45%, 3/11/05........   29,953,938
 30,000,000 1.38%, 3/28/05........   30,000,000
 30,000,000 2.05%, 3/30/05+.......   29,849,300
 30,000,000 2.40%, 4/20/05+.......   29,782,000
 15,000,000 1.50%, 5/19/05........   14,942,384
 40,000,000 2.59%, 6/17/05+.......   39,519,411
 30,000,000 2.315%, 9/08/05 FRN...   29,983,205
 50,000,000 1.91%, 10/05/05 FRN...   49,971,169
 25,000,000 2.27%, 10/11/05.......   25,000,000
 30,000,000 2.51%, 11/04/05.......   29,997,609
 50,000,000 3.00%, 1/18/06........   49,993,005
                                   ------------
                                    496,872,628
                                   ------------
            Federal Home Loan Mortgage Corp.--6.0%
 30,000,000 2.04%, 1/10/05+.......   29,984,700
 60,000,000 1.32% - 2.00%,
            1/11/05+..............   59,972,374
 30,000,000 1.975%, 1/18/05+......   29,972,021
 30,000,000 1.975%, 1/25/05+......   29,960,500
 20,000,000 3.875%, 2/15/05.......   20,063,517
 30,000,000 2.19%, 2/22/05+.......   29,905,314
 30,000,000 2.32%, 3/08/05+.......   29,872,400
 27,747,000 2.30%, 3/22/05+.......   27,605,182
 25,000,000 2.06%, 3/29/05+.......   24,875,844
 30,000,000 2.38%, 4/12/05+.......   29,799,683
 40,000,000 2.46%, 4/26/05+.......   39,685,667
 30,000,000 2.02%, 5/02/05+.......   29,796,821
 40,000,000 2.47%, 5/09/05+.......   39,648,711
                                   ------------
                                    421,142,734
                                   ------------

 Principal
  Amount                                  Value
-----------                           --------------
            United States Government
            Agencies & Obligations
            (Continued)
            Federal National Mortgage Association--6.3%
$30,000,000 1.14%, 1/18/05+.......... $   29,983,850
 30,000,000 1.975%, 1/19/05+.........     29,970,375
 30,000,000 2.00%, 1/26/05+..........     29,958,333
 30,000,000 1.40%, 2/25/05...........     29,962,465
 30,000,000 2.30%, 3/02/05+..........     29,885,000
 30,000,000 1.34%, 3/04/05...........     30,000,000
 30,000,000 1.48%, 3/04/05...........     29,956,933
 40,000,000 2.01%, 4/25/05+..........     39,745,400
 40,000,000 1.82%, 4/29/05+..........     39,761,378
 20,000,000 1.55%, 5/04/05...........     20,000,000
 20,000,000 1.50%, 5/09/05...........     20,000,000
 30,000,000 2.00%, 5/11/05+..........     29,783,333
 20,000,000 1.65%, 5/16/05...........     20,000,000
 35,000,000 1.81%, 5/27/05...........     35,000,000
 25,000,000 2.32%, 9/30/05...........     25,000,000
                                      --------------
                                         439,007,067
                                      --------------
            United States Treasury Notes--1.1%
 30,000,000 1.625%, 4/30/05..........     29,967,497
 25,000,000 1.50%, 7/31/05...........     24,927,489
 25,000,000 1.625%, 9/30/05..........     24,918,237
                                      --------------
                                          79,813,223
                                      --------------
            Total United States
            Government Agencies
            & Obligations
            (Cost $1,456,160,545)....  1,456,160,545
                                      --------------
            Certificates of Deposit--14.3%
            Banking and Finance--13.9%
 30,000,000 Bank of Nova Scotia
            2.04%, 1/03/05...........     30,000,000

See notes to financial statements.

         BNY Hamilton Money Fund

         December 31, 2004

 Principal
  Amount                                 Value
-----------                           -----------
            Certificates of Deposit
            (Continued)
$30,000,000 Bank of Nova Scotia
            2.13%, 1/10/05........... $30,000,000
 30,000,000 BNP Paribas
            2.025%, 1/25/05..........  30,000,000
 25,000,000 BNP Paribas..............
            2.22%, 2/14/05...........  25,000,000
 25,000,000 BNP Paribas
            2.345%, 3/02/05..........  25,000,000
 25,000,000 BNP Paribas FRN
            2.328%, 6/22/05..........  24,994,664
 50,000,000 Calyon NY
            2.235%, 2/15/05..........  50,000,000
 40,000,000 Danske Bank
            1.95%, 1/05/05...........  40,000,044
 30,000,000 Danske Bank
            2.34%, 1/27/05...........  30,000,000
 30,000,000 Danske Bank
            2.45%, 3/21/05...........  30,000,000
 50,000,000 First Tennessee Bank
            2.12%, 1/10/05...........  50,000,000
 30,000,000 First Tennessee Bank
            2.05%, 1/25/05...........  30,000,000
 40,000,000 Fortis Bank
            2.10%, 4/04/05...........  40,000,000
 40,000,000 Lloyds TSB Bank PLC
            1.98%, 2/24/05...........  40,000,000
 35,000,000 M&I Bank
            2.27%, 2/22/05...........  35,000,000
 30,000,000 M&I Bank
            2.49%, 3/29/05...........  30,000,000
 25,000,000 Mercantile Safe Deposit &
            Trust
            2.15%, 2/03/05...........  25,000,000

 Principal
  Amount                                 Value
-----------                           ------------
            Certificates of Deposit
            (Continued)
$25,000,000 Mercantile Safe Deposit &
            Trust
            2.06%, 2/22/05........... $ 25,000,000
 20,000,000 Mercantile Safe Deposit &
            Trust
            2.11%, 3/29/05...........   20,000,000
 15,000,000 Mercantile Safe Deposit &
            Trust
            2.47%, 10/05/05..........   15,000,000
 30,000,000 Rabobank Nederland
            2.075%, 3/31/05..........   30,000,367
 30,000,000 Rabobank Nederland
            2.515%, 4/25/05..........   30,000,000
 50,000,000 Regions Bank
            1.87%, 2/01/05...........   50,000,000
 40,000,000 Royal Bank of Canada
            1.855%, 2/01/05..........   40,000,171
 30,000,000 Royal Bank of Scotland
            2.16%, 1/14/05...........   30,000,000
 30,000,000 UBS Financial
            2.02%, 3/04/05...........   30,000,256
 30,000,000 UBS Financial
            2.505%, 4/20/05..........   30,000,450
 60,000,000 Wells Fargo & Co.
            2.04%, 1/24/05...........   60,000,001
 40,000,000 Wilmington Trust Co.
            2.44%, 3/15/05...........   40,000,000
                                      ------------
                                       964,995,953
                                      ------------
            Financial Services--0.4%
 30,000,000 HBOS Treasury Services
            PLC
            2.50%, 4/20/05...........   30,000,000
                                      ------------
            Total Certificates of
            Deposit
            (Cost $994,995,953)......  994,995,953
                                      ------------

See notes to financial statements.

         BNY Hamilton Money Fund

         December 31, 2004

 Principal
  Amount                                 Value
------------                         --------------
             Time Deposits--18.6%
             Banking and Finance--18.6%
$175,000,000 Branch Banking & Trust
             Co.
             2.23% 01/03/05......... $  175,000,000
 175,000,000 JP Morgan Chase & Co.
             2.25% 01/03/05.........    175,000,000
 200,000,000 National City Bank,
             Cleveland
             2.125% 01/03/05........    200,000,000
 150,000,000 Societe Generale NY
             2.25% 01/03/05.........    150,000,000
 216,976,000 Standard Federal Bank
             2.0625% 01/03/05.......    216,976,000
 200,000,000 Suntrust Atlanta
             2.00% 01/03/05.........    200,000,000
 175,000,000 Wells Fargo & Co.
             2.25% 01/03/05.........    175,000,000
                                     --------------
             Total Time Deposits
             (Cost $1,291,976,000)..  1,291,976,000
                                     --------------
             Corporate Bonds--4.4%
             Banking and Finance--4.4%
  28,000,000 American Express Credit
             Corp.
             2.5375%, 2/25/05.......     28,007,187
  25,000,000 American Express Credit
             Corp.
             2.4275%, 6/24/05.......     25,005,891
  40,000,000 Fifth Third Bank
             2.37%, 12/09/05........     39,985,008
  15,000,000 Fortis Bank NY FRN
             2.30%, 5/31/05.........     14,995,810
  40,000,000 Lloyds TSB Bank NY
             2.31%, 12/01/05........     39,978,711
  20,000,000 National Bank of
             Commerce (Tennessee)
             FRN
             2.39%, 7/13/05.........     20,002,722

 Principal
  Amount                                 Value
------------                          ------------
             Corporate Bonds (Continued)
$ 30,000,000 Rathgar Capital US Corp.
             2.372%, 4/15/05......... $ 29,998,560
  30,000,000 Royal Bank of Scotland
             FRN
             2.335%, 6/20/05.........   29,995,761
  25,000,000 Societe Generale NY
             FRN
             2.328%, 6/14/05.........   24,996,162
  30,000,000 US Bank NA FRN
             2.438%, 12/05/05........   30,007,722
  20,000,000 Westpac Bank NY FRN
             2.3525%, 5/26/05........   19,998,391
                                      ------------
             Total Corporate Bonds
             (Cost $302,971,925).....  302,971,925
                                      ------------
             Repurchase
             Agreements--15.8%
             Repurchase Agreement with Barclay's
             Capital--2.9%
 200,000,000 2.20%, dated 12/31/04,
             due 1/03/05, repurchase
             price $200,036,667
             (Collateral-FFCB Note,
             0.00%, 7/27/07, FHLB
             Notes, 2.85%-4.17%,
             5/24/06-11/04/09,
             FMAC Note, 0.00%,
             5/16/05, FNMA Note,
             6.625%, 11/15/30;
             aggregate market value
             plus accrued interest
             $204,000,194)...........  200,000,000
                                      ------------

See notes to financial statements.

         BNY Hamilton Money Fund

         December 31, 2004

 Principal
  Amount                                  Value
------------                           ------------
             Repurchase Agreements
             (Continued)
             Repurchase Agreement with
             Citigroup--4.3%
$300,000,000 2.25%, dated 12/31/04,
             due 1/03/05, repurchase
             price $300,056,250
             (Collateral-FHLB Notes,
             0.00%-6.875%, 1/03/05-
             12/19/11, FMAC Notes,
             0.00%-6.75%, 6/15/05-
             10/30/17, FNMA Notes,
             0.00%-7.125%, 5/15/06-
             11/15/21, GNMA Note,
             3.402%, 3/16/20, IBRD
             Notes, 0.00%-8.875%,
             1/10/05-3/01/26, IFC
             Note, 5.25%, 5/02/06,
             UST Bills, 0.00%,
             1/13/05-6/16/05; UST
             Notes, 0.00%-4.75%,
             8/15/06-4/15/32;
             aggregate market value
             plus accrued interest
             $306,006,010)............ $300,000,000
                                       ------------
             Repurchase Agreement with Goldman
             Sachs & Co.--4.3%
 300,000,000 2.25%, dated 12/31/04,
             due 1/03/05, repurchase
             price $300,056,250
             (Collateral-FMAC Notes,
             0.00%-8.115%, 1/31/05-
             2/25/19; aggregate
             market value plus accrued
             interest $306,000,965)...  300,000,000
                                       ------------

 Principal
  Amount                                     Value
------------                            --------------
             Repurchase Agreements
             (Continued)
             Repurchase Agreement with Morgan
             Stanley--4.3%
$300,000,000 2.20%, dated 12/31/04,
             due 1/03/05, repurchase
             price $300,055,000
             (Collateral-ADBB Notes,
             4.875%-6.64%, 2/05/07-
             7/16/18 FFCB Notes,
             0.00%-6.15%, 4/07/05-
             6/13/18, IADB Notes,
             6.375%-7.375%,
             10/22/07-10/15/25,
             IBRD Notes, 0.00%-
             7.00%, 1/27/05-8/16/19,
             IFCO Note, 3.75%,
             6/30/09; aggregate
             market value plus accrued
             interest $307,670,935).... $  300,000,000
                                        --------------
             Total Repurchase
             Agreements
             (Cost $1,100,000,000).....  1,100,000,000
                                        --------------
             Total Investments
             (Cost $6,965,116,795)(a)--
             100.1%....................  6,965,116,795
             Liabilities in excess
             of other assets--(0.1%)...     (5,757,087)
                                        --------------
             Net Assets--100.0%........ $6,959,359,708
                                        --------------

See notes to financial statements.

         BNY Hamilton Money Fund

         December 31, 2004


+ Represents discounted rate at a time of purchase for United States Government agencies & obligations.
(a) The cost stated also approximates the aggregate cost for Federal income tax purpose.
ADBB Asian Development Bank.
FFCB Federal Farm Credit Bank.
FHLB Federal Home Loan Bank.
FMAC Federal Home Loan Mortgage Corp.
FNMA Federal National Mortgage Association.
FRN Floating Rate Note. Coupon shown is in effect at December 31, 2004. Date represents ultimate maturity date.
GNMA Government National Mortgage Association.
IADB Inter-American Development Bank.
IBRD International Bank Recon & Development.
IFCO International Finance Corp.
UST  United States Treasury.

See notes to financial statements.

         BNY Hamilton Money Fund

         Statement of Assets and Liabilities

         December 31, 2004


            Assets:
              Investments at market value, including
               repurchase agreements of
               $1,100,000,000
               (Cost $6,965,116,795)................. $6,965,116,795
              Cash...................................         53,096
              Receivables:
               Interest..............................      7,017,318
              Other assets...........................        161,703
                                                      --------------
               Total Assets..........................  6,972,348,912
                                                      --------------
            Liabilities:
              Payables:
               Dividends.............................     10,311,250
               Services provided by The Bank of
                New York.............................      1,336,810
              Accrued expenses and other liabilities.      1,341,144
                                                      --------------
               Total Liabilities.....................     12,989,204
                                                      --------------
            Net Assets:.............................. $6,959,359,708
                                                      --------------
            Sources Of Net Assets:
              Capital stock @ par.................... $    6,959,275
              Paid in capital........................  6,952,311,768
              Undistributed net investment income....         71,688
              Accumulated net realized gain on
               investments...........................         16,977
                                                      --------------
            Net Assets............................... $6,959,359,708
                                                      --------------
            Hamilton Shares:
              Net assets............................. $3,849,872,541
                                                      --------------
              Shares outstanding.....................  3,849,751,216
                                                      --------------
              Net asset value, offering price and
               repurchase price per share............ $         1.00
                                                      --------------
            Premier Shares:
              Net assets............................. $2,072,615,377
                                                      --------------
              Shares outstanding.....................  2,072,700,144
                                                      --------------
              Net asset value, offering price and
               repurchase price per share............ $         1.00
                                                      --------------
            Classic Shares:
              Net assets............................. $1,036,871,790
                                                      --------------
              Shares outstanding.....................  1,036,823,575
                                                      --------------
              Net asset value, offering price and
               repurchase price per share............ $         1.00
                                                      --------------
            Hamilton Shares authorized @ $.001
             par value...............................  7,000,000,000
            Premier Shares authorized @ $.001
             par value...............................  3,000,000,000
            Classic Shares authorized @ $.001
             par value...............................  3,000,000,000

                            Statement of Operations

                     For the year ended December 31, 2004

            Investment Income:
              Interest.................................. $92,368,209
                                                         -----------
            Expenses:
              Advisory..................................   6,617,679
              Administration............................   6,001,408
              Servicing fee--Premier Shares.............   5,067,740
               Classic Shares...........................   2,442,738
              12b-1 fee--Classic Shares.................   2,442,738
              Custodian.................................     369,313
              Legal.....................................     247,278
              Transfer agent............................     200,304
              Audit.....................................     165,913
              Insurance.................................     131,155
              Registration and filings..................     102,119
              Cash management...........................      95,739
              Accounting services.......................      30,195
              Directors.................................      24,298
              Other.....................................     155,896
                                                         -----------
               Total Expenses...........................  24,094,513
                                                         -----------
               Net Investment Income....................  68,273,696
                                                         -----------
            Realized Gain on Investments:
              Net realized gain on investments..........      16,977
                                                         -----------
              Net increase in net assets resulting from
               operations............................... $68,290,673
                                                         -----------

See notes to financial statements.

         BNY Hamilton Money Fund

         Statements of Changes in Net Assets

                                                                                             Year Ended December 31,
                                                                                       ----------------------------------
                                                                                             2004              2003
                                                                                       ----------------  ----------------
Operations:
  Net investment income............................................................... $     68,273,696  $     53,218,241
  Net realized gain on investments....................................................           16,977             2,679
                                                                                       ----------------  ----------------
   Net increase in net assets resulting from operations...............................       68,290,673        53,220,920
                                                                                       ----------------  ----------------
Dividends to Shareholders:
  Dividends from net investment income: Hamilton Shares...............................      (42,961,592)      (32,209,579)
                         Premier Shares...............................................      (18,703,192)      (15,613,850)
                          Classic Shares..............................................       (6,614,390)       (5,394,812)
                                                                                       ----------------  ----------------
                                                                                            (68,279,174)      (53,218,241)
                                                                                       ----------------  ----------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Hamilton Shares...................................   27,132,918,709    11,796,828,660
                     Premier Shares...................................................   10,421,214,437     5,730,752,242
                     Classic Shares...................................................   16,256,527,104     9,256,033,291
  Proceeds from shares issued on reinvestment of dividends: Hamilton Shares...........        6,353,523         9,060,311
                                    Premier Shares....................................        4,656,505         4,728,714
                                    Classic Shares....................................        5,312,406         5,333,313
  Value of capital stock repurchased: Hamilton Shares.................................  (26,606,903,538)  (11,730,249,586)
                      Premier Shares..................................................  (10,245,911,710)   (6,085,573,135)
                      Classic Shares..................................................  (16,242,621,976)   (9,329,467,312)
                                                                                       ----------------  ----------------
  Net increase (decrease) in net assets resulting from capital stock transactions.....      731,545,460      (342,553,502)
                                                                                       ----------------  ----------------
   Increase (decrease) in Net Assets..................................................      731,556,959      (342,550,823)
Net Assets:
  Beginning of year...................................................................    6,227,802,749     6,570,353,572
                                                                                       ----------------  ----------------
  End of year (includes undistributed net investment income of $71,688 and $74,487 at
   December 31, 2004 and December 31, 2003, respectively)............................. $  6,959,359,708  $  6,227,802,749
                                                                                       ----------------  ----------------
Changes in Capital Stock Outstanding:
  Shares sold: Hamilton Shares........................................................   27,132,918,656    11,796,828,660
         Premier Shares...............................................................   10,421,214,437     5,730,751,574
         Classic Shares...............................................................   16,256,521,104     9,256,033,100
  Shares issued on reinvestment of dividends: Hamilton Shares.........................        6,353,523         9,060,311
                           Premier Shares.............................................        4,656,505         4,728,714
                           Classic Shares.............................................        5,312,406         5,333,313
  Shares repurchased: Hamilton Shares.................................................  (26,606,903,538)  (11,730,246,499)
             Premier Shares...........................................................  (10,245,911,694)   (6,085,571,486)
             Classic Shares...........................................................  (16,242,621,976)   (9,329,467,187)
                                                                                       ----------------  ----------------
   Net increase (decrease)............................................................      731,539,423      (342,549,500)
  Shares outstanding, beginning of year...............................................    6,227,735,512     6,570,285,012
                                                                                       ----------------  ----------------
  Shares outstanding, end of year.....................................................    6,959,274,935     6,227,735,512
                                                                                       ----------------  ----------------

See notes to financial statements.

         BNY Hamilton Money Fund

         Financial Highlights

                                                           Hamilton Shares
                                     ----------------------------------------------------------
                                                       Year Ended December 31,
                                     ----------------------------------------------------------
                                        2004        2003        2002        2001        2000
                                     ----------  ----------  ----------  ----------  ----------
PER SHARE DATA:
Net asset value at beginning of year $     1.00  $     1.00  $     1.00  $     1.00  $     1.00
                                     ----------  ----------  ----------  ----------  ----------
Gain from investment operations
Net investment income...............      0.012       0.010       0.016       0.040       0.061
                                     ----------  ----------  ----------  ----------  ----------
Dividends
Dividends from net investment
  income............................     (0.012)     (0.010)     (0.016)     (0.040)     (0.061)
                                     ----------  ----------  ----------  ----------  ----------
Net asset value at end of year...... $     1.00  $     1.00  $     1.00  $     1.00  $     1.00
                                     ----------  ----------  ----------  ----------  ----------
TOTAL RETURN:
Total investment return based on net
  asset value/(a)/..................       1.19%       0.99%       1.66%       4.09%       6.31%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year
  (000's omitted)................... $3,849,873  $3,317,497  $3,241,771  $4,004,182  $3,372,680
Ratio to average net assets of:
 Expenses...........................       0.21%       0.23%       0.23%       0.23%       0.24%
 Net investment income..............       1.19%       0.99%       1.65%       4.01%       6.19%

(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Intial sales charges or contingent deffered sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

         BNY Hamilton Money Fund

                                                           Premier Shares
                                     ----------------------------------------------------------
                                                       Year Ended December 31,
                                     ----------------------------------------------------------
                                        2004        2003        2002        2001        2000
                                     ----------  ----------  ----------  ----------  ----------
PER SHARE DATA:
Net asset value at beginning of year $     1.00  $     1.00  $     1.00  $     1.00  $     1.00
                                     ----------  ----------  ----------  ----------  ----------
Gain from investment operations
Net investment income...............      0.009       0.007       0.014       0.038       0.059
                                     ----------  ----------  ----------  ----------  ----------
Dividends
Dividends from net investment
  income............................     (0.009)     (0.007)     (0.014)     (0.038)     (0.059)
                                     ----------  ----------  ----------  ----------  ----------
Net asset value at end of year...... $     1.00  $     1.00  $     1.00  $     1.00  $     1.00
                                     ----------  ----------  ----------  ----------  ----------
TOTAL RETURN:
Total investment return based on net
  asset value/(a)/..................       0.93%       0.74%       1.40%       3.83%       6.04%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year
  (000's omitted)................... $2,072,615  $1,892,653  $2,242,856  $1,813,475  $1,459,923
Ratio to average net assets of:
 Expenses...........................       0.46%       0.48%       0.48%       0.48%       0.49%
 Net investment income..............       0.92%       0.74%       1.39%       3.69%       5.92%

(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Intial sales charges or contingent deffered sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

         BNY Hamilton Money Fund

                                                                Classic Shares
                                           --------------------------------------------------------
                                                            Year Ended December 31,
                                           --------------------------------------------------------
                                              2004        2003        2002        2001       2000
                                           ----------  ----------  ----------  ----------  --------
PER SHARE DATA:
Net asset value at beginning of year...... $     1.00  $     1.00  $     1.00  $     1.00  $   1.00
                                           ----------  ----------  ----------  ----------  --------
Gain from investment operations
Net investment income.....................      0.007       0.005       0.011       0.035     0.056
                                           ----------  ----------  ----------  ----------  --------
Dividends
Dividends from net investment income......     (0.007)     (0.005)     (0.011)     (0.035)   (0.056)
                                           ----------  ----------  ----------  ----------  --------
Net asset value at end of year............ $     1.00  $     1.00  $     1.00  $     1.00  $   1.00
                                           ----------  ----------  ----------  ----------  --------
TOTAL RETURN:
Total investment return based on net asset
  value/(a)/..............................       0.68%       0.49%       1.15%       3.57%     5.78%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year
  (000's omitted)......................... $1,036,872  $1,017,653  $1,085,726  $1,125,853  $983,197
Ratio to average net assets of:
 Expenses.................................       0.71%       0.73%       0.73%       0.73%     0.74%
 Net investment income....................       0.68%       0.49%       1.14%       3.51%     5.64%

(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Intial sales charges or contingent deffered sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

         Schedule of Investments

         December 31, 2004

 PRINCIPAL
  AMOUNT                              VALUE
-----------                       --------------
            United States Government
            Agencies & Obligations--58.8%
            United States Treasury Bills+--50.7%
$40,000,000 1.61%, 1/06/05....... $   39,991,069
 50,000,000 1.72%, 1/13/05.......     49,971,333
 60,000,000 1.76%-1.85%, 1/20/05.     59,942,913
 70,000,000 1.73%-1.87%, 1/27/05.     69,909,397
 60,000,000 1.82%-2.03%, 2/03/05.     59,894,056
 60,000,000 1.81%-1.91%, 2/10/05.     59,876,167
 70,000,000 1.80%-2.12%, 2/17/05.     69,822,967
 80,000,000 1.82%-2.15%, 2/24/05.     79,762,040
 85,000,000 1.92%-2.01%, 3/03/05.     84,717,477
 70,000,000 1.93%-2.18%, 3/10/05.     69,726,479
 70,000,000 1.93%-2.18%, 3/17/05.     69,697,292
 60,000,000 1.94%-2.12%, 3/24/05.     59,723,250
 70,000,000 2.07%-2.15%, 3/31/05.     69,635,347
 40,000,000 2.15%, 4/07/05.......     39,770,133
 70,000,000 2.18%-2.27%, 4/14/05.     69,556,099
 40,000,000 2.30%, 4/21/05.......     39,718,889
 40,000,000 2.22%, 4/28/05.......     39,711,075
 30,000,000 2.31%, 5/05/05.......     29,761,300
 30,000,000 2.31%, 5/12/05.......     29,747,279
 30,000,000 2.31%, 5/19/05.......     29,733,775
                                  --------------
                                   1,120,668,337
                                  --------------
            United States Treasury Notes--8.1%
 20,000,000 1.625%, 1/31/05......     20,001,399
 40,000,000 1.50%, 2/28/05.......     39,987,569
 40,000,000 1.625%, 3/31/05......     39,982,981
 20,000,000 1.625%, 4/30/05......     19,985,000
 10,000,000 1.25%, 5/31/05.......      9,974,158
 25,000,000 1.50%, 7/31/05.......     24,927,489
 25,000,000 1.625%, 9/30/05......     24,918,237
                                  --------------
                                     179,776,833
                                  --------------
            Total United States
            Government Agencies
            & Obligations
            (Cost $1,300,445,170)  1,300,445,170
                                  --------------

 PRINCIPAL
  AMOUNT                                    VALUE
------------                             ------------
             Repurchase
             Agreements--41.3%
             Repurchase Agreement with Barclays
             Capital, Inc.--6.8%
$150,000,000 1.50%, dated 12/31/04,
             due 1/03/05, repurchase
             price $150,018,750
             (Collateral UST Strips,
             0.00%, 5/15/15-8/15/29;
             aggregate market value
             plus accrued interest
             $153,000,245).............. $150,000,000
                                         ------------
             Repurchase Agreement with Citigroup--8.6%
 190,000,000 1.30%, dated 12/31/04,
             due 1/03/05, repurchase
             price $190,020,583
             (Collateral UST Bill,
             0.00%, 3/31/05; UST
             Note, 3.00%, 2/15/08;
             aggregate market value
             plus accrued interest
             $193,878,291)..............  190,000,000
                                         ------------
             Repurchase Agreement with Deutsche Bank
             AG--8.1%
 180,000,000 1.65%, dated 12/31/04,
             due 1/03/05, repurchase
             price $180,024,750
             (Collateral UST Bonds,
             5.25%-8.75%, 5/15/05-
             11/15/28; UST Notes,
             11.75%-12.75%, 5/15/05-
             8/15/13; aggregate
             market value plus accrued
             interest $183,600,107).....  180,000,000
                                         ------------

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

         December 31, 2004

 PRINCIPAL
  AMOUNT                                     VALUE
------------                            --------------
             Repurchase Agreements
             (continued)
             Repurchase Agreement with Goldman Sachs
             Group, Inc.--9.9%
$218,429,000 1.52%, dated 12/31/04,
             due 1/03/05, repurchase
             price $218,456,668
             (Collateral UST Bond,
             5.50%, 8/15/28; UST
             Notes, 3.50%-6.625%,
             5/15/07-12/15/09;
             aggregate market value
             plus accrued interest
             $222,798,133)............. $  218,429,000
                                        --------------
             Repurchase Agreement with Morgan
             Stanley--7.9%
 175,000,000 1.60%, dated 12/31/04,
             due 1/03/05, repurchase
             price $175,023,333
             (Collateral UST TIPS,
             0.875%-3.50%, 4/15/10-
             1/15/11; aggregate
             market value
             $178,561,383).............    175,000,000
                                        --------------
             Total Repurchase
             Agreements
             (Cost $913,429,000).......    913,429,000
                                        --------------
             Total Investments
             (Cost $2,213,874,170)(a)--
             100.1%....................  2,213,874,170
             Liabilities in excess of
             other assets--(0.1%)......     (2,648,981)
                                        --------------
             Net Assets--100.0%........ $2,211,225,189
                                        --------------

+ Coupon rate shown is the discounted rate at time of purchase for United States Treasury Bills.
TIPSTreasury Inflation Protected Securities.
USTUnited States Treasury.
(a)The cost stated also approximates the aggregate cost for federal income tax purposes.

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

         Statement of Assets and Liabilities

         December 31, 2004

            Assets:
              Investments at market value, including
               repurchase agreements of
               $913,429,000
               (Cost $2,213,874,170)................. $2,213,874,170
              Cash...................................            524
              Receivables:
               Interest..............................        871,682
              Other assets...........................         44,032
                                                      --------------
               Total Assets..........................  2,214,790,408
                                                      --------------
            Liabilities:
              Payables:
               Dividends.............................      2,572,034
               Services provided by The Bank of
                New York.............................        544,793
              Accrued expenses and other liabilities.        448,392
                                                      --------------
               Total Liabilities.....................      3,565,219
                                                      --------------
            Net Assets:.............................. $2,211,225,189
                                                      --------------
            Sources Of Net Assets:
              Capital stock @ par.................... $    2,211,176
              Paid in capital........................  2,208,977,911
              Undistributed net investment income....         34,989
              Accumulated net realized gain on
               investments...........................          1,113
                                                      --------------
            Net Assets............................... $2,211,225,189
                                                      --------------
            Hamilton Shares:
              Net assets............................. $  441,619,175
                                                      --------------
              Shares outstanding.....................    441,610,204
                                                      --------------
              Net asset value, offering price and
               repurchase price per share............ $         1.00
                                                      --------------
            Premier Shares:
              Net assets............................. $1,472,147,104
                                                      --------------
              Shares outstanding.....................  1,472,131,871
                                                      --------------
              Net asset value, offering price and
               repurchase price per share............ $         1.00
                                                      --------------
            Classic Shares:
              Net assets............................. $  297,458,910
                                                      --------------
              Shares outstanding.....................    297,434,217
                                                      --------------
              Net asset value, offering price and
               repurchase price per share............ $         1.00
                                                      --------------
            Hamilton Shares authorized @ $.001
             par value...............................  2,000,000,000
            Premier Shares authorized @ $.001
             par value...............................  2,000,000,000
            Classic Shares authorized @ $.001
             par value...............................  2,000,000,000

                            Statement of Operations

                     For the year ended December 31, 2004

           Investment Income:
             Interest.................................. $27,146,754
                                                        -----------
           Expenses:
             Servicing fee--Premier Shares.............   3,557,833
              Classic Shares...........................     757,320
             Advisory..................................   2,098,181
             Administration............................   1,992,467
             12b-1 fee--Classic Shares.................     815,363
             Custodian.................................     145,562
             Legal.....................................     127,802
             Registration and filings..................     104,745
             Transfer agent............................      62,425
             Audit.....................................      52,198
             Insurance.................................      41,722
             Accounting services.......................      30,151
             Cash management...........................      24,420
             Directors.................................      22,221
             Reports to shareholders...................      22,065
             Other.....................................      76,002
                                                        -----------
              Total Expenses...........................   9,930,477
             Earnings credit adjustment (Note 3).......      (5,440)
                                                        -----------
              Net Expenses.............................   9,925,037
                                                        -----------
              Net Investment Income....................  17,221,717
                                                        -----------
           Realized Gain on Investments:
             Net realized gain on investments..........       1,113
                                                        -----------
             Net increase in net assets resulting from
              operations............................... $17,222,830
                                                        -----------

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

         Statements of Changes in Net Assets

                                                                                             Year Ended December 31,
                                                                                        --------------------------------
                                                                                              2004             2003
                                                                                        ---------------  ---------------
Operations:
  Net investment income................................................................ $    17,221,717  $    13,148,943
  Net realized gain on investments.....................................................           1,113               --
                                                                                        ---------------  ---------------
   Net increase in net assets resulting from operations................................      17,222,830       13,148,943
                                                                                        ---------------  ---------------
Dividends to Shareholders:
  Dividends from net investment income: Hamilton Shares................................      (3,894,779)      (2,986,127)
                         Premier Shares................................................     (11,464,906)      (8,809,279)
                         Classic Shares................................................      (1,868,374)      (1,353,537)
                                                                                        ---------------  ---------------
                                                                                            (17,228,059)     (13,148,943)
                                                                                        ---------------  ---------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Hamilton Shares....................................   2,963,790,708    1,048,552,924
                     Premier Shares....................................................   9,558,370,375    4,045,818,322
                     Classic Shares....................................................   4,596,480,853    2,914,436,798
  Proceeds from shares issued on reinvestment of dividends: Hamilton Shares............       1,582,977        2,014,485
                                    Premier Shares.....................................       1,262,331        1,263,905
                                    Classic Shares.....................................       1,508,075        1,319,439
  Value of capital stock repurchased: Hamilton Shares..................................  (2,820,645,365)  (1,042,094,385)
                      Premier Shares...................................................  (9,367,490,366)  (4,278,708,583)
                      Classic Shares...................................................  (4,653,836,417)  (2,850,743,367)
                                                                                        ---------------  ---------------
  Net increase (decrease) in net assets resulting from capital stock transactions......     281,023,171     (158,140,462)
                                                                                        ---------------  ---------------
   Increase (decrease) in Net Assets...................................................     281,017,942     (158,140,462)
Net Assets:
  Beginning of year....................................................................   1,930,207,247    2,088,347,709
                                                                                        ---------------  ---------------
  End of year (includes undistributed net investment income of $34,989 at December 31,
   2004 and $41,331 at December 31, 2003).............................................. $ 2,211,225,189  $ 1,930,207,247
                                                                                        ---------------  ---------------
Changes in Capital Stock Outstanding:
  Shares sold: Hamilton Shares.........................................................   2,963,790,708    1,048,552,924
         Premier Shares................................................................   9,558,370,375    4,045,816,853
         Classic Shares................................................................   4,596,468,970    2,914,436,799
  Shares issued on reinvestment of dividends: Hamilton Shares..........................       1,582,977        2,014,485
                           Premier Shares..............................................       1,262,331        1,263,905
                           Classic Shares..............................................       1,508,075        1,319,439
  Shares repurchased: Hamilton Shares..................................................  (2,820,643,728)  (1,042,094,163)
             Premier Shares............................................................  (9,367,490,366)  (4,278,704,210)
             Classic Shares............................................................  (4,653,836,417)  (2,850,743,018)
                                                                                        ---------------  ---------------
   Net increase (decrease).............................................................     281,012,925     (158,136,986)
  Shares outstanding, beginning of year................................................   1,930,163,367    2,088,300,353
                                                                                        ---------------  ---------------
  Shares outstanding, end of year......................................................   2,211,176,292    1,930,163,367
                                                                                        ---------------  ---------------

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

         Financial Highlights

                                                             HAMILTON SHARES
                                            ------------------------------------------------
                                                         YEAR ENDED DECEMBER 31,
                                            ------------------------------------------------
                                              2004      2003      2002      2001      2000
                                            --------  --------  --------  --------  --------
PER SHARE DATA:
Net asset value at beginning of year....... $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                            --------  --------  --------  --------  --------
Gain from investment operations
Net investment income......................    0.011     0.009     0.015     0.039     0.059
                                            --------  --------  --------  --------  --------
Dividends
Dividends from net investment income.......   (0.011)   (0.009)   (0.015)   (0.039)   (0.059)
                                            --------  --------  --------  --------  --------
Net asset value at end of year............. $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                            --------  --------  --------  --------  --------
TOTAL RETURN:
Total investment return based on net asset
  value/(a)/...............................     1.07%     0.91%     1.54%     3.94%     6.09%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted).. $441,619  $296,892  $288,414  $202,303  $279,014
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of
   New York................................     0.23%     0.24%     0.23%     0.24%     0.26%
 Expenses, prior to waiver from The Bank of
   New York................................     0.23%     0.24%     0.23%     0.24%     0.26%
 Net investment income, net of waiver from
   The Bank of New York....................     1.12%     0.91%     1.51%     4.02%     5.98%

(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Intial sales charges or contingent deffered sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

                                                                PREMIER SHARES
                                           --------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                           --------------------------------------------------------
                                              2004        2003        2002        2001       2000
                                           ----------  ----------  ----------  ----------  --------
PER SHARE DATA:
Net asset value at beginning of year...... $     1.00  $     1.00  $     1.00  $     1.00  $   1.00
                                           ----------  ----------  ----------  ----------  --------
Gain from investment operations
Net investment income.....................      0.008       0.007       0.013       0.036     0.057
                                           ----------  ----------  ----------  ----------  --------
Dividends
Dividends from net investment income......     (0.008)     (0.007)     (0.013)     (0.036)   (0.057)
                                           ----------  ----------  ----------  ----------  --------
Net asset value at end of year............ $     1.00  $     1.00  $     1.00  $     1.00  $   1.00
                                           ----------  ----------  ----------  ----------  --------
TOTAL RETURN:
Total investment return based on net asset
  value/(a)/..............................       0.82%       0.66%       1.29%       3.68%     5.82%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year
  (000's omitted)......................... $1,472,147  $1,280,008  $1,511,644  $1,064,661  $684,865
Ratio to average net assets of:
 Expenses, net of waiver from The Bank
   of New York............................       0.48%       0.49%       0.48%       0.49%     0.50%
 Expenses, prior to waiver from The
   Bank of New York.......................       0.48%       0.49%       0.48%       0.49%     0.50%
 Net investment income, net of waiver
   from The Bank of New York..............       0.81%       0.65%       1.27%       3.49%     5.76%

(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Intial sales charges or contingent deffered sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

         BNY Hamilton Treasury Money Fund

                                                             CLASSIC SHARES
                                            ------------------------------------------------
                                                         YEAR ENDED DECEMBER 31,
                                            ------------------------------------------------
                                              2004      2003      2002      2001      2000
                                            --------  --------  --------  --------  --------
PER SHARE DATA:
Net asset value at beginning of year....... $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                            --------  --------  --------  --------  --------
Gain from investment operations
Net investment income......................    0.006     0.004     0.010     0.034     0.054
                                            --------  --------  --------  --------  --------
Dividends
Dividends from net investment income.......   (0.006)   (0.004)   (0.010)   (0.034)   (0.054)
                                            --------  --------  --------  --------  --------
Net asset value at end of year............. $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                            --------  --------  --------  --------  --------
TOTAL RETURN:
Total investment return based on net asset
  value/(a)/...............................     0.59%     0.43%     1.03%     3.42%     5.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted).. $297,459  $353,307  $288,290  $289,014  $299,631
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of
   New York................................     0.71%     0.72%     0.73%     0.74%     0.75%
 Expenses, prior to waiver from The Bank of
   New York................................     0.71%     0.72%     0.73%     0.74%     0.75%
 Net investment income, net of waiver from
   The Bank of New York....................     0.57%     0.42%     1.03%     3.33%     5.47%

(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Intial sales charges or contingent deffered sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         Schedule of Investments

         December 31, 2004

                                                       MOODY'S
 PRINCIPAL                                               /S&P   INTEREST MATURITY
  AMOUNT                                               RATINGS*   RATE     DATE      VALUE
-----------                                            -------- -------- -------- ------------
            SHORT-TERM MUNICIPAL BONDS--96.6%
            Education--2.0%
$ 1,400,000 Albany New York Individual Development
            Agency Civic Facility Revenue University
            Albany Foundation Student, Series C(a).... Aaa/AAA   1.970%  11/01/32 $  1,400,000
  1,500,000 New York State Dormitory Authority
            Revenue (Columbia University), Series B(a) Aaa/AAA   1.030   7/01/28     1,499,199
    500,000 New York State Dormitory Authority
            Revenue (Cornell University), Series B(a). Aa1/AA+   2.210   7/01/25       500,000
  2,335,000 New York State Dormitory Authority
            Revenue (Rockefeller University), Series
            A(a)...................................... Aaa/AAA   1.960   7/01/14     2,335,000
                                                                                  ------------
                                                                                     5,734,199
                                                                                  ------------
            General Obligations--22.1%
  1,000,000 Hempstead Town New York, Series A,
            MBIA Insured+............................. Aaa/AAA   2.250   8/01/05     1,004,336
    220,000 Hornell, New York School District, FGIC
            Insured+.................................. Aaa/AAA   3.625   6/15/05       222,003
  4,000,000 Nassau County, New York, Series A......... Aaa/AAA   5.000   7/01/05     4,068,463
 12,500,000 New York, New York, SubSeries A-6(a)...... Aaa/AA+   1.940   8/01/31    12,500,001
  2,100,000 New York, New York, Series B-SubSeries
            B-6, MBIA Insured+........................ Aaa/AAA   2.130   8/15/05     2,100,000
  4,000,000 New York, New York, Series B2-SubSeries
            B-5, MBIA Insured+(a)..................... Aaa/AAA   1.526   8/15/11     4,000,000
  3,125,000 New York, New York, Series B2-SubSeries
            B-5, MBIA Insured+(a)..................... Aaa/AAA   2.130   8/15/09     3,125,000
  5,500,000 New York, New York, Series H-SubSeries
            H-2, MBIA Insured+(a)..................... Aaa/AAA   2.130   8/01/13     5,500,000
  2,600,000 New York, New York, Series H-SubSeries
            H-2, MBIA Insured+(a)..................... Aaa/AAA   2.200   8/01/14     2,600,000
  3,300,000 New York, New York, Series H-
            SubSeries H-6(a).......................... Aaa/AAA   1.940   8/01/12     3,300,000
  9,350,000 New York, New York, Series J-
            SubSeries J2(a)........................... Aa2/AA    1.980   2/15/16     9,350,000

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         December 31, 2004

                                                       MOODY'S
 PRINCIPAL                                               /S&P   INTEREST MATURITY
  AMOUNT                                               RATINGS*   RATE     DATE      VALUE
-----------                                            -------- -------- -------- ------------
            SHORT-TERM MUNICIPAL BONDS (Continued)
$ 5,000,000 New York, New York, Series J-Sub
            Series J3(a).............................. Aa2/AA-   1.980%  2/15/16  $  5,000,000
  1,700,000 New York, New York, SubSeries A-6(a)...... Aaa/AAA   1.950   8/01/19     1,700,000
    300,000 New York, New York, SubSeries A-10(a)..... Aa2/AA+   2.180   8/01/17       300,000
  8,000,000 New York, New York, SubSeries C-3(a)...... Aa2/AA    1.970   8/01/20     8,000,000
    500,000 New York, New York, SubSeries E5(a)....... Aa2/AA-   2.000   8/01/19       500,000
    450,000 New York, New York, SubSeries E5(a)....... Aa2/AA-   2.250   8/01/17       450,000
                                                                                  ------------
                                                                                    63,719,803
                                                                                  ------------
            Healthcare--5.0%
  7,000,000 New York State Dormitory Authority Revenue
            (Mental Health), SubSeries D-2B(a)........ Aaa/AAA   1.970   2/15/31     7,000,000
  3,400,000 New York State Dormitory Authority Revenue
            (Mental Health), SubSeries D-2D(a)........ Aaa/AAA   1.970   2/15/31     3,400,000
  2,000,000 New York State Dormitory Authority Revenue
            (Mental Health), SubSeries D-2F(a)........ A2/AA-    2.000   2/15/31     2,000,000
  2,000,000 New York State Dormitory Authority
            Revenue (Mental Health), Series F-2A,
            FSA Insured+(a)........................... Aaa/AAA   1.980   2/15/21     2,000,000
                                                                                  ------------
                                                                                    14,400,000
                                                                                  ------------
            Housing--9.0%
    900,000 New York City Housing Development Corp.,
            Multi-Family Housing Revenue (Tribeca
            Towers), Series A(a)...................... NR/AAA    1.980   11/15/19      900,000
  6,500,000 New York State Housing Finance Agency
            Revenue, (101 West End)(a)................ Aaa/NR    1.990   5/15/31     6,500,000
  2,400,000 New York State Housing Finance Agency
            Revenue (750 6th Ave.), Series A(a)....... Aaa/NR    2.010   5/15/31     2,400,000
  1,500,000 New York State Housing Finance Agency
            Revenue (East 39th St.), Series A(a)...... Aaa/NR    2.010   11/15/31    1,500,000
    900,000 New York State Housing Finance Agency
            Revenue (Gethsemane Apartments),
            Series A(a)............................... Aaa/NR    2.020   5/15/33       900,000

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         December 31, 2004

                                                        MOODY'S
 PRINCIPAL                                                /S&P   INTEREST MATURITY
  AMOUNT                                                RATINGS*   RATE     DATE      VALUE
-----------                                             -------- -------- -------- ------------
            SHORT-TERM MUNICIPAL BONDS (Continued)
$ 1,800,000 New York State Housing Finance Agency
            Revenue (Normandie CT I Project)(a)........ Aaa/AA+   1.970%  5/15/15  $  1,800,000
  5,800,000 New York State Housing Finance Agency
            Revenue (River Terrace Housing),
            Series A(a)................................ Aaa/NR    1.980   5/15/34     5,800,000
  1,000,000 New York State Housing Finance Agency
            Revenue (Tribeca), Series A(a)............. Aaa/NR    1.980   11/15/29    1,000,000
  1,000,000 New York State Housing Finance Agency
            Revenue, Series A(a)....................... Aaa/NR    1.980   5/01/29     1,000,000
  4,000,000 New York State Housing Finance Agency
            Revenue, Series I(a)....................... NR/AA+    1.980   3/15/31     4,000,000
                                                                                   ------------
                                                                                     25,800,000
                                                                                   ------------
            Industrial Development Bonds--4.7%
  3,200,000 Babylon, New York Industrial Development
            Agency Resource Revenue (Ogden Martin
            Project)(a)................................ Aaa/AAA   1.940   1/01/19     3,200,000
  2,000,000 New York City Industrial Development
            Agency Special Facility Revenue (Korean Air
            Lines Co.), Series C(a).................... Aaa/AAA   1.990   11/01/24    2,000,000
  1,800,000 New York City Industrial Development
            Agency Civic Facility Revenue (National
            Audubon Society)(a)........................  NR/AA    2.200   12/01/14    1,800,000
  4,200,000 Tompkins County, New York Industrial
            Development Agency Revenue Civic Facility
            (Cornell University), Series A(a).......... Aa1/AA+   1.970   7/01/30     4,200,000
  1,500,000 Tompkins County, New York Industrial
            Development Agency Revenue, (Ithaca
            College)(a)................................ Aaa/NR    1.970   7/01/34     1,500,000
    500,000 Troy, New York Industrial Development
            Agency Civic Facility Revenue (Rensselaer
            Polytech), Series E(a).....................  A1/A+    2.000   4/01/37       500,000
    400,000 Yonkers, New York Industrial Development
            Agency Civic Facility Revenue (Consumers
            Union Facility)(a)......................... Aa2/NR    2.000   7/01/19       400,000
                                                                                   ------------
                                                                                     13,600,000
                                                                                   ------------

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         December 31, 2004

                                                        MOODY'S
 PRINCIPAL                                                /S&P   INTEREST MATURITY
  AMOUNT                                                RATINGS*   RATE     DATE      VALUE
-----------                                             -------- -------- -------- ------------
            SHORT-TERM MUNICIPAL BONDS (Continued)
            Other--3.8%
$ 2,000,000 New York City Cultural Resource Revenue
            (Alvin Ailey Dance Foundation)(a).......... Aaa/AA+   1.920%  7/01/33  $  2,000,000
  2,900,000 New York, New York City Cultural Resource,
            (American Museum of Natural History),
            Series A, MBIA Insured+(a)................. Aaa/AAA   1.940   4/01/21     2,900,000
  6,100,000 New York State Local Government Assistance
            Corp., Series D(a)......................... Aa2/AA    1.950   4/01/25     6,100,000
                                                                                   ------------
                                                                                     11,000,000
                                                                                   ------------
            PreRefunded/Escrow/U.S.Guarantee--0.6%
  1,250,000 New York, New York, Series E(a)............ Aaa/AAA   6.250   2/15/07     1,270,560
    325,000 New York State Local Government Assistance,
            Series A................................... A1/AAA    5.400   4/01/05       327,907
                                                                                   ------------
                                                                                      1,598,467
                                                                                   ------------
            Special Tax--24.1%
  2,000,000 Buffalo New York Fiscal Stability Authority
            Anticipation Notes, Series A-1............. MIG1/NR   3.000   5/16/05     2,011,213
  4,000,000 Buffalo New York Fiscal Stability Authority
            Anticipation Notes, Series A-1............. MIG1/NR   3.000   9/01/05     4,036,749
  5,000,000 Metropolitan Transportation Authority,
            Dedicated Tax, Series B, FSA Insured+(a)... NR/AAA    1.980   11/01/22    5,000,000
    500,000 Municipal Assistance Corp. for New York
            City, New York, Series G................... Aaa/AAA   6.000   7/01/05       510,110
  1,500,000 Municipal Assistance Corp. for New York
            City, New York, Series L................... Aaa/AAA   6.000   7/01/05     1,531,604
  2,500,000 Nassau County, New York Interim Finance
            Authority, Sales Tax Secured, Series B(a).. Aaa/AAA   1.950   11/15/22    2,500,000
  1,000,000 New York, New York City Transitional
            Finance Authority Revenue, Series C........ Aa2/AA+   4.250   2/15/05     1,003,454
  3,000,000 New York, New York City Transitional
            Finance Authority Revenue, Series A(a)..... Aa2/AA+   2.000   2/15/30     3,000,000
  3,000,000 New York, New York City Transitional
            Finance Authority Revenue, Series C(a)..... Aa2/AA+   1.980   2/01/32     3,000,000

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         December 31, 2004

                                                          MOODY'S
 PRINCIPAL                                                  /S&P    INTEREST MATURITY
  AMOUNT                                                  RATINGS*    RATE     DATE      VALUE
-----------                                              ---------- -------- -------- ------------
            SHORT-TERM MUNICIPAL BONDS (Continued)
$ 9,900,000 New York, New York City Transitional
            Finance Authority Revenue,
            SubSeries 2D(a).............................  Aa2/AA+    1.980%  11/01/22 $  9,900,000
  3,300,000 New York, New York City Transactional
            Finance Authority Revenue,
            SubSeries 2F(a).............................  Aa2/AA+    2.200   11/01/22    3,300,000
  7,000,000 New York State Local Government Assistance
            Corp., Series 3V, FGIC Insured+(a)..........  Aaa/AAA    1.980   4/01/24     7,000,000
  2,500,000 New York State Local Government Assistance
            Corp., Series 4V, FSA Insured+(a)...........  Aaa/AAA    1.980   4/01/22     2,500,000
  3,000,000 New York State Local Government Assistance
            Corp., Series B(a)..........................   Aa3/A+    1.950   4/01/25     3,000,000
  3,800,000 New York State Local Government Assistance
            Corp., Series C(a)..........................  Aaa/AAA    1.950   4/01/25     3,800,000
  7,800,000 New York State Local Government Assistance
            Corp., Series G(a)..........................   Aa3/A+    1.930   4/01/25     7,800,000
  1,500,000 New York State Urban Development Corp.
            Revenue, Personal Income Tax Facility,
            Series B....................................   NR/AA     2.000   3/15/05     1,502,639
  2,000,000 Puerto Rico Commonwealth Tax & Revenue
            Anticipation Notes.......................... MIG1/SP-1+  3.000   7/29/05     2,015,338
  6,000,000 Rockland County, New York, Tax
            Anticipation Notes..........................  MIG1/NR    2.000   3/24/05     6,005,360
                                                                                      ------------
                                                                                        69,416,467
                                                                                      ------------
            State Appropriation--4.6%
  9,600,000 Jay Structure Development Corp., New York
            Courts Facility Lease Revenue, Series A-1(a)  Aaa/AA+    1.960   5/01/22     9,600,000
  2,900,000 New York State Thruway Authority General
            Revenue, Series C, FGIC Insured+(a).........  Aaa/AAA    5.750   1/01/09     2,958,000
    500,000 New York State Thruway Authority General
            Revenue, Series C, FGIC Insured+(a).........  Aaa/AAA    6.000   1/01/25       510,000
                                                                                      ------------
                                                                                        13,068,000
                                                                                      ------------

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         December 31, 2004

                                                        MOODY'S
 PRINCIPAL                                                /S&P   INTEREST MATURITY
  AMOUNT                                                RATINGS*   RATE     DATE      VALUE
-----------                                             -------- -------- -------- ------------
            SHORT-TERM MUNICIPAL BONDS (Continued)
            Transportation--8.1%
$ 1,700,000 Niagara Falls, New York, Bridge Community
            Toll Revenue, Series A, FGIC Insured+(a)... Aaa/AAA   1.940%  10/01/19 $  1,700,000
  6,450,000 Port Authority NY and NJ Special Obligation
            Revenue, (Versatile Structure Obligation),
            Series 2(a)................................  A2/A-    2.100   5/01/19     6,450,000
  1,520,000 Port Authority NY and NJ Special Obligation
            Revenue, (Versatile Structure Obligation),
            Series 5(a)................................  A2/A-    2.170   8/01/24     1,520,000
    200,000 Triborough Bridge & Tunnel Authority,
            General Purpose, Series B(a)............... Aa3/AA-   1.970   1/01/33       200,000
  6,900,000 Triborough Bridge & Tunnel Authority,
            General Purpose, Series B, AMBAC
            Insured+(a)................................ Aaa/AAA   1.950   1/01/32     6,900,000
  2,600,000 Triborough Bridge & Tunnel Authority,
            General Purpose, Series F(a)............... Aa3/AA-   1.980   11/01/32    2,600,000
  1,000,000 Triborough Bridge & Tunnel Authority,
            Special Obligation Revenue, Series C,
            FSA Insured+(a)............................ Aaa/AAA   1.950   1/01/31     1,000,000
  3,000,000 Triborough Bridge & Tunnel Authority,
            Special Obligation Revenue, Series D,
            FSA Insured+(a)............................ Aaa/AAA   1.950   1/01/31     3,000,000
                                                                                   ------------
                                                                                     23,370,000
                                                                                   ------------
            Utilities--12.6%
  2,000,000 Erie County, Water Authority, New York,
            Water System Revenue, Series A,
            AMBAC Insured+(a).......................... Aaa/AAA   1.940   12/01/16    2,000,000
  1,250,000 Erie County, Water Authority, New York,
            Water System Revenue, Series B,
            AMBAC Insured+(a).......................... Aaa/AAA   1.940   12/01/16    1,250,000
    895,000 Great Neck North, Water Authority, New
            York, Water System Revenue, Series A,
            FGIC Insured+(a)........................... Aaa/AAA   2.000   1/01/20       895,000

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         December 31, 2004

                                                      MOODY'S
 PRINCIPAL                                              /S&P   INTEREST MATURITY
  AMOUNT                                              RATINGS*   RATE     DATE      VALUE
-----------                                           -------- -------- -------- ------------
            SHORT-TERM MUNICIPAL BONDS (Continued)
$   500,000 Long Island Power Authority, New York
            Electric System Revenue, FSA Insured+.... Aaa/AAA   4.000%  4/01/05  $    503,194
  1,000,000 Long Island Power Authority, New York
            Electric System Revenue, FSA Insured+.... Aaa/AAA   5.000   4/01/05     1,009,340
  4,000,000 Long Island Power Authority, New York
            Electric System Revenue, Series G, FSA
            Insured+(a).............................. Aaa/AAA   1.950   12/01/29    4,000,000
  3,000,000 Long Island Power Authority, New York
            Electric System Revenue, Sub-Series 1A(a) Aaa/AA+   1.980   5/01/33     3,000,000
  3,400,000 Long Island Power Authority, New York
            Electric System Revenue, Sub-Series 1B(a) Aa2/AA    2.200   5/01/33     3,400,000
  3,100,000 New York City Municipal Water Finance
            Authority, Water & Sewer System Revenue,
            Series C, FGIC Insured+(a)............... Aaa/AAA   2.100   6/15/23     3,100,000
  4,500,000 New York State Energy Research &
            Development Authority, Pollution Control
            Revenue (Orange & Rockland Project),
            Series A(a).............................. Aaa/AAA   1.940   10/01/14    4,500,000
  4,500,000 New York State Energy Research &
            Development Authority, Pollution Control
            Revenue (Orange & Rockland Utilities),
            Series A, AMBAC Insured(a)............... Aaa/AAA   1.940   8/01/15     4,500,000
    400,000 New York State Power Authority Revenue
            and General Purpose, Series W............ Aaa/AAA   6.700   1/01/05       400,000
  2,500,000 Suffolk County, New York Southwest
            Sewer District, MBIA Insured+............ Aaa/AAA   6.000   2/01/05     2,509,933
  5,300,000 Suffolk County, New York Water
            Authority(a)............................. NR/AA-    1.960   1/01/08     5,300,000
                                                                                 ------------
                                                                                   36,367,467
                                                                                 ------------
            Total Short-Term Municipal Bonds
            (Cost $278,074,403)......................                             278,074,403
                                                                                 ------------

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         December 31, 2004

                                                          MOODY'S
 PRINCIPAL                                                  /S&P   INTEREST MATURITY
  AMOUNT                                                  RATINGS*   RATE     DATE      Value
-----------                                               -------- -------- -------- ------------
            COMMERCIAL PAPER--0.7%
            Utilities--0.7%
$ 2,000,000 New York State Environmental Facilities Corp.
            (Cost $2,000,000)............................  NR/NR     1.250% 1/19/05  $  2,000,000
                                                                                     ------------
 NUMBER OF
  SHARES
-----------
            MONEY MARKET FUNDS--2.5%
  3,179,024 ACM Institutional Reserves
            (Prime Portfolio)............................  NR/NR   2.019(b)             3,179,024
  4,000,000 ACM Institutional Reserves
            (Government Portfolio).......................  NR/NR   2.079(b)             4,000,000
                                                                                     ------------
            Total Money Market Funds
            (Cost $7,179,024)............................                               7,179,024
                                                                                     ------------
            Total Investments
            (Cost $287,253,427)(c)--99.8%................                             287,253,427
            Other assets less liabilities--0.2%..........                                 615,734
                                                                                     ------------
            Net Assets--100.0%...........................                            $287,869,161
                                                                                     ------------

AMBAC American Municipal Bond Assurance.
FGIC  Financial Guaranty Insurance Company.
FSA   Financial Security Assurance.
MBIA  Municipal Bond Investor Assurance.
NR    Not rated.
+ Insured or guaranteed by the indicated municipal bond insurance corporation.
*     Unaudited.
(a) Seven day or less variable rate demand note, rate shown is interest rate in effect at December 31, 2004. Maturity date represent ultimate maturity.
(b)   Represents annualized 7 day yield at December 31, 2004.
(c) The cost stated also approximates the aggregate cost for Federal income tax purposes.

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         Statement of Assets and Liabilities

         December 31, 2004

           ASSETS:
             Investments at market value,
              (Cost $287,253,427)................... $  287,253,427
             Receivables:
              Capital stock sold....................     12,943,397
              Interest..............................      1,049,882
             Other assets...........................         10,315
                                                     --------------
              Total Assets..........................    301,257,021
                                                     --------------
           LIABILITIES:
             Payables:
              Capital stock repurchased.............     12,943,397
              Dividends.............................        295,573
              Services provided by The Bank of
               New York.............................         73,058
             Accrued expenses and other liabilities.         75,832
                                                     --------------
              Total Liabilities.....................     13,387,860
                                                     --------------
           NET ASSETS:.............................. $  287,869,161
                                                     --------------
           SOURCES OF NET ASSETS:
             Capital stock @ par.................... $      287,870
             Paid in capital........................    287,585,414
             Accumulated net realized loss on
              investments...........................         (4,123)
                                                     --------------
           Net Assets............................... $  287,869,161
                                                     --------------
           HAMILTON SHARES:
             Net assets............................. $   72,686,978
                                                     --------------
             Shares outstanding.....................     72,686,295
                                                     --------------
             Net asset value, offering price and
              repurchase price per share............ $         1.00
                                                     --------------
           PREMIER SHARES:
             Net assets............................. $  200,328,954
                                                     --------------
             Shares outstanding.....................    200,331,074
                                                     --------------
             Net asset value, offering price and
              repurchase price per share............ $         1.00
                                                     --------------
           CLASSIC SHARES:
             Net assets............................. $   14,853,229
                                                     --------------
             Shares outstanding.....................     14,852,284
                                                     --------------
             Net asset value, offering price and
              repurchase price per share............ $         1.00
                                                     --------------
           Hamilton Shares authorized @ $.001 par
            value...................................  2,000,000,000
           Premier Shares authorized @ $.001 par
            value...................................  2,000,000,000
           Classic Shares authorized @ $.001 par
            value...................................  2,000,000,000


                            Statement of Operations

                     For the year ended December 31, 2004


            INVESTMENT INCOME:
              Interest.................................. $3,080,036
                                                         ----------
            EXPENSES:
              Servicing fee--Premier Shares.............    381,186
                       Classic Shares...................     26,233
              Advisory..................................    252,896
              Administration............................    239,300
              Transfer agent............................     44,929
              Registration and filings..................     43,188
              Custodian.................................     32,722
              Accounting services.......................     30,153
              12b-1 fee--Classic Shares.................     27,252
              Directors.................................     21,334
              Audit.....................................     19,923
              Reports to shareholders...................     15,675
              Legal.....................................      8,735
              Insurance.................................      3,554
              Cash management...........................      2,775
              Other.....................................     27,472
                                                         ----------
               Total Expenses...........................  1,177,327
              Fees waived by The Bank of New York
               (Note 3).................................   (107,085)
                                                         ----------
               Net Expenses.............................  1,070,242
                                                         ----------
               Net Investment Income....................  2,009,794
                                                         ----------
              Net increase in net assets resulting from
               operations............................... $2,009,794
                                                         ----------

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         Statements of Changes in Net Assets


                                                                                          YEAR ENDED DECEMBER 31,
                                                                                       ----------------------------
                                                                                            2004           2003
                                                                                       -------------  -------------
OPERATIONS:
  Net investment income............................................................... $   2,009,794  $     940,035
  Net realized gain on investments....................................................            --              2
                                                                                       -------------  -------------
   Net increase in net assets resulting from operations...............................     2,009,794        940,037
                                                                                       -------------  -------------
DIVIDENDS TO SHAREHOLDERS:
  Dividends from net investment income: Hamilton Shares...............................      (807,907)      (387,788)
                         Premier Shares...............................................    (1,133,352)      (538,600)
                         Classic Shares...............................................       (68,535)       (13,647)
                                                                                       -------------  -------------
                                                                                          (2,009,794)      (940,035)
                                                                                       -------------  -------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold: Hamilton Shares...................................   475,380,431    217,026,672
                     Premier Shares...................................................   860,693,263    245,050,830
                     Classic Shares...................................................   361,390,719     24,417,169
  Proceeds from shares issued on reinvestment of dividends: Hamilton Shares...........       359,295        191,645
                                    Premier Shares....................................       272,036        420,425
                                    Classic Shares....................................        56,860         13,527
  Value of capital stock repurchased: Hamilton Shares.................................  (533,963,521)  (135,022,626)
                      Premier Shares..................................................  (773,641,571)  (216,832,480)
                      Classic Shares..................................................  (351,015,797)   (25,339,431)
                                                                                       -------------  -------------
  Net increase in net assets resulting from capital stock transactions................    39,531,715    109,925,731
                                                                                       -------------  -------------
   Increase in Net Assets.............................................................    39,531,715    109,925,733
NET ASSETS:
  Beginning of year...................................................................   248,337,446    138,411,713
                                                                                       -------------  -------------
  End of year......................................................................... $ 287,869,161  $ 248,337,446
                                                                                       -------------  -------------
CHANGES IN CAPITAL STOCK OUTSTANDING:
  Shares sold: Hamilton Shares........................................................   475,380,431    217,026,672
         Premier Shares...............................................................   860,693,263    245,050,830
         Classic Shares...............................................................   361,389,800     24,417,169
  Shares issued on reinvestment of dividends: Hamilton Shares.........................       359,295        191,646
                           Premier Shares.............................................       272,036        420,425
                           Classic Shares.............................................        56,860         13,527
  Shares repurchased: Hamilton Shares.................................................  (533,963,521)  (135,022,627)
             Premier Shares...........................................................  (773,641,571)  (216,832,480)
             Classic Shares...........................................................  (351,015,797)   (25,339,431)
                                                                                       -------------  -------------
   Net increase.......................................................................    39,530,796    109,925,731
  Shares outstanding, beginning of year...............................................   248,338,857    138,413,126
                                                                                       -------------  -------------
  Shares outstanding, end of year.....................................................   287,869,653    248,338,857
                                                                                       -------------  -------------

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

         Financial Highlights

                                                                 HAMILTON SHARES
                                                       --------------------------------
                                                           YEAR ENDED      For the Period
                                                          DECEMBER 31,     March 28, 2002*
                                                       -----------------       Through
                                                         2004     2003    December 31, 2002
                                                       -------  --------  -----------------
PER SHARE DATA:
Net asset value at beginning of period................ $  1.00  $   1.00       $  1.00
                                                       -------  --------       -------
Gain from investment operations
Net investment income.................................   0.009     0.007         0.010
                                                       -------  --------       -------
Dividends
Dividends from net investment income..................  (0.009)   (0.007)       (0.010)
                                                       -------  --------       -------
Net asset value at end of year........................ $  1.00  $   1.00       $  1.00
                                                       -------  --------       -------
TOTAL RETURN:
 Total investment return based on net asset value/(a)/    0.94%     0.74%         0.98%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)............. $72,687  $130,911       $48,714
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York....    0.25%     0.25%         0.25%***
 Expenses, prior to waiver from The Bank of New York..    0.30%     0.35%         0.48%***
 Net investment income, net of waiver from The Bank of
   New York...........................................    0.90%     0.75%         1.21%

*  Commencement of investment operations.
** Not annualized.
***Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Intial sales charges or contingent deffered sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

                                                                   PREMIER SHARES
                                                       ----------------------------------
                                                           YEAR ENDED        FOR THE PERIOD
                                                          DECEMBER 31,     FEBRUARY 25, 2002*
                                                       ------------------       THROUGH
                                                         2004      2003    DECEMBER 31, 2002
                                                       --------  --------  ------------------
PER SHARE DATA:
Net asset value at beginning of period................ $   1.00  $   1.00       $  1.00
                                                       --------  --------       -------
Gain from investment operations
Net investment income.................................    0.007     0.005         0.009
                                                       --------  --------       -------
Dividends
Dividends from net investment income..................   (0.007)   (0.005)       (0.009)
                                                       --------  --------       -------
Net asset value at end of year........................ $   1.00  $   1.00       $  1.00
                                                       --------  --------       -------
TOTAL RETURN:
 Total investment return based on net asset value/(a)/     0.69%     0.49%         0.88%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)............. $200,329  $113,005       $84,368
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York....     0.50%     0.50%         0.50%***
 Expenses, prior to waiver from The Bank of New York..     0.54%     0.60%         0.77%***
 Net investment income, net of waiver from The Bank of
   New York...........................................     0.74%     0.48%         1.01%

*  Commencement of investment operations.
** Not annualized.
***Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Intial sales charges or contingent deffered sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton New York Tax-Exempt Money Fund

                                                                 CLASSIC SHARES
                                                       -------------------------------
                                                          YEAR ENDED      FOR THE PERIOD
                                                         DECEMBER 31,     APRIL 1, 2002*
                                                       ----------------       THROUGH
                                                         2004     2003   DECEMBER 31, 2002
                                                       -------  -------  -----------------
PER SHARE DATA:
Net asset value at beginning of period................ $  1.00  $  1.00       $  1.00
                                                       -------  -------       -------
Gain from investment operations
Net investment income.................................   0.005    0.003         0.006
                                                       -------  -------       -------
Dividends
Dividends from net investment income..................  (0.005)  (0.003)       (0.006)
                                                       -------  -------       -------
Net asset value at end of year........................ $  1.00  $  1.00       $  1.00
                                                       -------  -------       -------
TOTAL RETURN:
 Total investment return based on net asset value/(a)/    0.46%    0.29%         0.59%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)............. $14,853  $ 4,421       $ 5,330
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York....    0.74%    0.69%         0.75%***
 Expenses, prior to waiver from The Bank of New York..    0.77%    0.79%         0.96%***
 Net investment income, net of waiver from The Bank of
   New York...........................................    0.63%    0.29%         0.68%

*  Commencement of investment operations.
** Not annualized.
***Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Intial sales charges or contingent deffered sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         Schedule of Investments

         December 31, 2004

PRINCIPAL
 AMOUNT                                   VALUE
----------                              ----------
           ASSET-BACKED SECURITIES--52.4%
           Asset-Backed Securities--
           Automotive--30.1%
$1,860,315 Americredit Automobile
           Receivables Trust,
           Series 2002-D, Class A3
           2.72%, 4/12/07.............. $1,861,117
 2,788,155 Capital Auto Receivables,
           Asset Trust, Series 2003-2,
           Class A3B
           2.44%, 2/15/07 FRN..........  2,790,491
 2,862,630 Capital One Auto Finance
           Trust, Series 2002-C,
           Class A3A
           2.65%, 4/16/07..............  2,862,295
 4,000,000 Capital One Prime Auto
           Receivables Trust,
           Series 2003-2, Class A3
           2.48%, 9/17/07 FRN..........  4,004,399
   405,294 Chase Manhattan Auto
           Owner Trust, Series 2003-B,
           Class A2
           1.28%, 3/15/06..............    405,069
    33,836 Ford Credit Auto Owner
           Trust, Series 2002-B,
           Class A3A
           4.14%, 12/15/05.............     33,882
 3,206,617 Ford Credit Auto Owner
           Trust, Series 2003-A,
           Class A3B
           2.46%, 7/17/06 FRN..........  3,209,212
 5,000,000 Ford Credit Auto Owner
           Trust, Series 2004-A,
           Class A2
           2.13%, 10/15/06.............  4,980,532
 3,000,000 Ford Credit Floorplan Master
           Owner Trust, Series 2004-1,
           Class A
           2.44%, 7/15/09 FRN..........  3,004,119

PRINCIPAL
 AMOUNT                                     VALUE
----------                                ----------
           ASSET-BACKED SECURITIES
           (CONTINUED)
$3,732,316 GS Auto Loan Trust,
           Series 2004-1, Class A2
           1.50%, 9/15/06................ $3,721,388
 2,280,114 Harley-Davidson Motorcycle
           Trust, Series 2003-4, Class A1
           1.47%, 4/15/08................  2,265,500
 3,703,294 Harley-Davidson Motorcycle
           Trust, Series 2004-2, Class A1
           2.18%, 1/15/09................  3,682,452
 2,733,928 Honda Auto Receivables
           Owner Trust, Series 2003-4,
           Class A2
           1.58%, 7/17/06................  2,727,829
 3,195,322 Honda Auto Receivables
           Owner Trust, Series 2003-5,
           Class A2
           1.57%, 6/19/06................  3,188,497
 4,000,000 Honda Auto Receivables
           Owner Trust, Series 2004-2,
           Class A2
           2.52%, 2/15/07................  3,990,321
 5,000,000 Honda Auto Receivables
           Owner Trust, Series 2004-3,
           Class A2
           2.48%, 5/18/07................  4,973,658
 1,570,268 M&I Auto Loan Trust,
           Series 2002-1, Class A3
           2.49%, 10/22/07...............  1,570,049
 5,000,000 Nissan Auto Lease Trust,
           Series 2003-A, Class A3A
           2.54%, 6/15/09 FRN............  5,007,656
 5,000,000 Nissan Auto Lease Trust,
           Series 2004-A, Class A2
           2.55%, 1/15/07................  4,996,607
 2,856,299 Onyx Acceptance Auto Trust,
           Series 2004-A, Class A2
           1.52%, 11/15/06...............  2,849,683

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         December 31, 2004

 PRINCIPAL
  AMOUNT                                    VALUE
-----------                              ------------
            ASSET-BACKED SECURITIES
            (CONTINUED)
$ 2,500,000 Toyota Auto Receivables
            Owner Trust, Series 2003-B,
            Class A3
            2.43%, 8/15/07 FRN.......... $  2,502,132
    426,021 USAA Auto Owner Trust,
            Series 2002-1, Class A3
            2.41%, 10/16/06.............      426,006
 10,000,000 USAA Auto Owner Trust,
            Series 2004-1, Class A3
            2.06%, 4/15/08..............    9,874,100
  4,000,000 USAA Auto Owner Trust,
            Series 2004-2, Class A2
            2.41%, 2/15/07..............    3,987,362
  5,000,000 USAA Auto Owner Trust,
            Series 2004-3, Class A2
            2.79%, 6/15/07..............    4,990,136
 10,000,000 Volkswagen Auto Lease Trust,
            Series 2004-A, Class A4B
            2.51%, 8/20/10 FRN..........   10,003,124
  1,530,370 WFS Financial Owner Trust,
            Series 2003-1, Class A3
            2.03%, 8/20/07..............    1,526,604
  5,000,000 WFS Financial Owner Trust,
            Series 2004-1, Class A3
            2.19%, 6/20/08..............    4,939,949
                                         ------------
                                          100,374,169
                                         ------------
            Asset-Backed Securities--
            Credit Cards--8.6%
  5,000,000 Capital One Multi-Asset
            Execution Trust,
            Series 2004-A6, Class A6
            2.53%, 4/15/10 FRN..........    5,005,460

 PRINCIPAL
  AMOUNT                                      VALUE
-----------                                -----------
            ASSET-BACKED SECURITIES
            (CONTINUED)
$ 5,000,000 Chase Credit Card Master
            Trust, Series 2002-4, Class A
            2.45%, 10/15/07 FRN........... $ 5,004,273
 10,000,000 Chase Credit Card Master
            Trust, Series 2004-1, Class A
            2.43%, 5/15/09 FRN............  10,006,248
  1,500,000 Citibank Credit Card Issuance
            Trust, Series 2003-A2,
            Class A2
            2.70%, 1/15/08................   1,494,265
  4,000,000 Citibank Credit Card Issuance
            Trust, Series 2004-A1,
            Class A1
            2.55%, 1/20/09................   3,934,434
  3,130,000 Wachovia Credit Card Master
            Trust, Series 2000-1,
            Class A
            2.55%, 12/17/07 FRN...........   3,134,664
                                           -----------
                                            28,579,344
                                           -----------
            Asset-Backed Securities--Home Equity
            Loans--0.3%
  1,092,191 GSAMP Trust,
            Series 2004-FM1, Class A2A
            2.65%, 11/25/33 FRN...........   1,092,893
                                           -----------
            Asset-Backed Securities--Mortgages--4.0%
  1,791,622 Ameriquest Mortgage
            Securities, Inc.,
            Series 2004-R2, Class A2
            2.51%, 4/25/34 FRN............   1,792,643
  1,651,634 Long Beach Mortgage Loan
            Trust, Series 2004-1, Class A4
            2.55%, 3/25/34 FRN............   1,652,816
  2,000,000 Residential Asset Mortgage
            Products, Inc., Series 2003-
            RS7, Class AI3
            3.68%, 9/25/27................   1,991,213

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         December 31, 2004

PRINCIPAL
 AMOUNT                                    VALUE
----------                              -----------
           ASSET-BACKED SECURITIES
           (CONTINUED)
$1,437,512 Residential Asset Mortgage
           Products, Inc.,
           Series 2003-RS11, Class AI1
           2.61%, 3/25/23 FRN.......... $ 1,438,684
 2,417,967 Residential Asset Mortgage
           Products, Inc.,
           Series 2004-RS2, Class AI1
           2.55%, 1/25/24 FRN..........   2,419,635
 1,064,279 Residential Asset Securities
           Corp., Series 2003-KS9,
           Class AI1
           2.58%, 2/25/21 FRN..........   1,065,135
 1,903,500 Residential Asset Securities
           Corp., Series 2003-KS11,
           Class AIIB
           2.72%, 1/25/34 FRN..........   1,903,528
   905,686 Specialty Underwriting &
           Residential Finance,
           Series 2003-BC4, Class A3A
           2.62%, 11/25/34 FRN.........     906,367
                                        -----------
                                         13,170,021
                                        -----------
           Asset-Backed Securities--Other--5.4%
 5,000,000 CIT Equipment Collateral,
           Series 2003-EF1, Class A3
           2.57%, 1/20/08 FRN..........   5,003,392
 8,000,000 CIT Equipment Collateral,
           Series 2004-VT1, Class A2
           1.54%, 2/20/06..............   7,980,883
 5,000,000 CNH Equipment Trust Series
           2004-A, Class A2
           2.42%, 3/15/07..............   4,977,745
                                        -----------
                                         17,962,020
                                        -----------

PRINCIPAL
 AMOUNT                                 VALUE
----------                           ------------
           ASSET-BACKED SECURITIES
           (CONTINUED)
           Asset-Backed Securities--
           Student Loans--4.0%
$5,000,000 College Loan Corp. Trust,
           Series 2003-2, Class A2
           2.24%, 1/25/12 FRN....... $  5,016,025
 5,000,000 College Loan Corp. Trust,
           Series 2004-1, Class A1
           2.15%, 4/25/11 FRN.......    5,003,125
 3,210,246 SLM Student Loan Trust,
           Series 2004-5, Class A1
           2.10%, 1/25/10 FRN.......    3,212,236
                                     ------------
                                       13,231,386
                                     ------------
           Total Asset-Backed
           Securities
           (Cost $174,789,743)......  174,409,833
                                     ------------
           UNITED STATES GOVERNMENT
           AGENCIES & OBLIGATIONS--25.6%
           Federal Farm Credit Bank--3.8%
 2,500,000 1.80%, 4/07/05...........    2,495,728
 2,500,000 2.10%, 9/02/05...........    2,488,788
 2,700,000 2.50%, 3/15/06...........    2,683,004
 5,000,000 3.30%, 10/03/08..........    4,938,879
                                     ------------
                                       12,606,399
                                     ------------
           Federal Home Loan Bank--3.2%
 3,560,000 2.04%, 8/26/05...........    3,543,624
 2,000,000 2.47%, 11/25/05..........    1,991,656
 5,000,000 2.375%, 4/05/06..........    4,958,550
                                     ------------
                                       10,493,830
                                     ------------
           Federal Home Loan Mortgage Corp.--5.2%
 5,000,000 2.415%, 9/09/05 FRN......    5,001,354
 2,500,000 2.875%, 9/15/05..........    2,501,248

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         December 31, 2004

 PRINCIPAL
  AMOUNT                                 VALUE
-----------                           -----------
            UNITED STATES GOVERNMENT
            AGENCIES & OBLIGATIONS
            (CONTINUED)
$ 5,000,000 2.26%, 12/30/05.......... $ 4,962,780
  5,000,000 3.00%, 11/17/06..........   4,981,360
                                      -----------
                                       17,446,742
                                      -----------
            Federal National Mortgage
            Association--1.5%
  5,000,000 2.125%, 10/05/06.........   4,910,760
                                      -----------
            United States Treasury Notes--11.9%
  5,000,000 2.00%, 8/31/05...........   4,982,035
 10,000,000 1.625%, 9/30/05..........   9,929,299
 10,000,000 1.625%, 10/31/05.........   9,917,580
  7,500,000 1.875%, 11/30/05.........   7,443,758
  7,500,000 1.875%, 12/31/05.........   7,437,308
                                      -----------
                                       39,709,980
                                      -----------
            Total United States
            Government Agencies &
            Obligations
            (Cost $85,471,105).......  85,167,711
                                      -----------
            COLLATERALIZED MORTGAGE
            OBLIGATIONS--13.4%
            Federal Home Loan Mortgage Corp.--5.3%
    566,522 FHLMC Structured Pass
            Through Securities,
            Series H005, Class A2
            2.55%, 8/15/07 FRN.......     563,072
  1,289,616 FHLMC Structured Pass
            Through Securities,
            Series H009, Class A2
            1.88%, 3/15/08...........   1,271,837

 PRINCIPAL
  AMOUNT                                   VALUE
-----------                             -----------
            COLLATERALIZED MORTGAGE
            OBLIGATIONS (CONTINUED)
$   682,467 FHLMC Structured
            PassThrough Securities,
            Series H010, Class A1
            1.58%, 9/15/08............. $   677,771
    715,925 FHLMC Structured Pass
            Through Securities,
            Series H011, Class A1
            1.58%, 11/15/08............     708,701
  2,269,714 FHLMC Mac, Series 2617,
            Class UA
            3.00%, 6/15/09.............   2,269,003
  6,290,467 FHLMC Stated Final,
            Series SF2, Class GB
            2.02%, 12/15/08............   6,183,066
  6,000,000 FHLMC Stated Final,
            Series SF4, Class B
            2.37%, 12/15/09............   5,937,356
                                        -----------
                                         17,610,806
                                        -----------
            Federal National Mortgage
            Association--0.7%
  1,002,436 FNMA, Series 2003-43, Class
            LA
            3.00%, 3/25/24.............     998,080
  1,416,427 FNMA, Series 2004-1, Class
            GK
            3.00%, 12/25/12............   1,410,598
                                        -----------
                                          2,408,678
                                        -----------
            Financial Services--7.4%
  1,163,851 Granite Mortgages PLC,
            Series 2003-1, Class 1A2
            2.27%, 1/20/20 FRN.........   1,164,802
 10,000,000 Holmes Financing PLC,
            Series 2004-1, Class 2A
            2.26%, 7/15/07 FRN.........  10,019,699

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         December 31, 2004

PRINCIPAL
 AMOUNT                                      VALUE
----------                                -----------
           COLLATERALIZED MORTGAGE
           OBLIGATIONS (CONTINUED)
$8,020,517 Washington Mutual, Inc.,
           Series 2004-AR4, Class A1
           1.87%, 6/25/34................ $ 7,977,472
 5,587,548 Washington Mutual, Inc.,
           Series 2004-AR7, Class A1
           2.34%, 7/25/34................   5,558,009
                                          -----------
                                           24,719,982
                                          -----------
           Total Collateralized
           Mortgage Obligations
           (Cost $45,044,379)............  44,739,466
                                          -----------
           CORPORATE BONDS--6.3%
           Banking and Finance--0.9%
 3,000,000 J.P. Morgan Chase & Co.
           2.61%, 2/24/05 FRN............   3,000,654
                                          -----------
           Financial Services--3.9%
 3,000,000 General Electric Capital Corp.
           2.45%, 12/08/06 FRN...........   3,000,105
 5,000,000 John Deere Capital Corp.
           3.40%, 8/24/06 FRN............   5,003,005
 5,000,000 Merrill Lynch & Co.
           2.50%, 1/13/06 FRN............   5,023,405
                                          -----------
                                           13,026,515
                                          -----------
           Household and Personal
           Care Products--1.5%
 4,750,000 Gillette Co.
           4.00%, 6/30/05................   4,775,755
                                          -----------
           Total Corporate Bonds
           (Cost $20,813,570)............  20,802,924
                                          -----------

NUMBER OF
 SHARES                                  VALUE
---------                             ------------
          MONEY MARKET FUND--1.8%
6,026,921 BNY Hamilton Money Fund
          (Hamilton Shares), 2.01%(a)
          (Cost $6,026,921).......... $  6,026,921
                                      ------------
          Total Investments
          (Cost $332,145,718)(b)--
          99.5%......................  331,146,855
          Other assets less
          liabilities--0.5%..........    1,576,228
                                      ------------
          Net Assets--100.0%......... $332,723,083
                                      ------------

(a)Represents annualized 7 day yield at December 31, 2004.
(b)The cost of investments for Federal income tax purposes. At December 31, 2004, net unrealized depreciation was $1,221,452 based on cost for Federal income tax purposes is $332,368,307. This consist of aggregate gross unrealized appreciation of $96,178 and aggregate gross unrealized depreciation of $1,317,630.
FRNFloating Rate Note. Coupon shown is in effect at December 31, 2004. Date represents ultimate maturity date.

See notes to financial statements.

         BNY HAMILTON ENHANCED INCOME FUND

         Statement of Assets and Liabilities

         December 31, 2004


        ASSETS:
          Non-affiliated investments at market value,
           (Cost $326,118,797)........................... $325,119,934
          Affiliated investments at market value,
           (Cost $6,026,921).............................    6,026,921
          Receivables:
           Capital stock sold............................    3,246,299
           Interest......................................      746,868
           Investments sold..............................      409,155
          Other assets...................................       14,071
                                                          ------------
           Total Assets..................................  335,563,248
                                                          ------------
        LIABILITIES:
          Payables:
           Capital stock repurchased.....................    2,508,897
           Dividends.....................................      188,243
           Services provided by The Bank of New York.....       37,547
          Accrued expenses and other liabilities.........      105,478
                                                          ------------
           Total Liabilities.............................    2,840,165
                                                          ------------
        NET ASSETS:...................................... $332,723,083
                                                          ------------
        SOURCES OF NET ASSETS:
          Capital stock @ par............................ $    167,713
          Paid in capital................................  336,524,264
          Accumulated distributions in excess of net
           investment income.............................     (146,575)
          Accumulated net realized loss on investments...   (2,823,456)
          Net unrealized depreciation on investments.....     (998,863)
                                                          ------------
        Net Assets....................................... $332,723,083
                                                          ------------
        CLASS A SHARES:
          Net assets..................................... $  7,966,217
                                                          ------------
          Shares outstanding.............................    4,007,862
                                                          ------------
          Net asset value, offering price and repurchase
           price per share............................... $       1.99
          Maximum sales charge--1.50% of. public
           offering price................................         0.03
                                                          ------------
          Maximum offering price......................... $       2.02
                                                          ------------
        CLASS C SHARES:
          Net assets..................................... $     87,325
                                                          ------------
          Shares outstanding.............................       43,949
                                                          ------------
          Net asset value, offering price and repurchase
           price per share............................... $       1.99
                                                          ------------
        INSTITUTIONAL SHARES:
          Net assets..................................... $324,669,541
                                                          ------------
          Shares outstanding.............................  163,661,120
                                                          ------------
          Net asset value, offering price and repurchase
           price per share............................... $       1.98
                                                          ------------
        Class A Shares authorized @ $.001 par value......  400,000,000
        Class C Shares authorized @ $.001 par value......  400,000,000
        Institutional Shares authorized @ $.001 par value  400,000,000

                            Statement of Operations

                     For the year ended December 31, 2004


           INVESTMENT INCOME:
             Interest (net of foreign withholding taxes
              of $1,042)................................ $ 7,452,268
             Interest from affiliated Fund..............      57,213
                                                         -----------
              Total Income..............................   7,509,481
                                                         -----------
           EXPENSES:
             Advisory...................................     425,926
             Administration.............................     406,271
             Transfer agent.............................      65,911
             Custodian..................................      49,015
             Registration and filings...................      38,074
             Accounting services........................      30,173
             Directors..................................      21,442
             Audit......................................      20,338
             Legal......................................      19,883
             Reports to shareholders....................      11,522
             12b-1 fee--Class A Shares..................      11,117
                       Class C Shares...................         412
             Insurance..................................       7,628
             Cash management............................       5,621
             Other......................................      39,214
                                                         -----------
              Total Expenses............................   1,152,547
             Fees waived by The Bank of New York
              (Note 3)..................................     (74,835)
             Earnings credit adjustment (Note 3)........      (1,153)
                                                         -----------
              Net Expenses..............................   1,076,559
                                                         -----------
              Net Investment Income.....................   6,432,922
                                                         -----------
           REALIZED AND UNREALIZED
            LOSS ON INVESTMENTS:
             Net realized loss on investments...........    (931,599)
             Decrease in unrealized appreciation/
              depreciation on investments...............  (1,619,722)
                                                         -----------
             Net realized and unrealized loss on
              investments...............................  (2,551,321)
                                                         -----------
             Net increase in net assets resulting from
              operations................................ $ 3,881,601
                                                         -----------

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         Statements of Changes in Net Assets


                                                                                                YEAR ENDED DECEMBER 31,
                                                                                             ----------------------------
                                                                                                  2004           2003
                                                                                             -------------  -------------
OPERATIONS:
  Net investment income..................................................................... $   6,432,922  $   5,321,899
  Net realized income (loss) on investments.................................................      (931,599)        58,794
  Decrease in unrealized appreciation/depreciation on investments...........................    (1,619,722)       (81,247)
                                                                                             -------------  -------------
   Net increase in net assets resulting from operations.....................................     3,881,601      5,299,446
                                                                                             -------------  -------------
DIVIDENDS TO SHAREHOLDERS:
  Dividends from net investment income: Class A Shares......................................       (68,366)       (65,495)
                         Class C Shares.....................................................          (377)            --
                         Institutional Shares...............................................    (7,365,995)    (6,108,851)
                                                                                             -------------  -------------
                                                                                                (7,434,738)    (6,174,346)
                                                                                             -------------  -------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from capital stock sold: Class A Shares..........................................     9,626,670      1,567,074
                     Class C Shares.........................................................       113,141             --
                     Institutional Shares...................................................   383,365,980    415,024,218
  Proceeds from shares issued on reinvestment of dividends: Class A Shares..................        64,970         66,016
                                    Class C Shares..........................................           355             --
                                    Institutional Shares....................................     3,595,298      3,491,727
  Value of capital stock repurchased: Class A Shares........................................    (5,026,241)    (3,798,457)
                      Class C Shares........................................................       (26,044)            --
                      Institutional Shares..................................................  (485,245,213)  (221,640,835)
                                                                                             -------------  -------------
  Net increase (decrease) in net assets resulting from capital stock transactions...........   (93,531,084)   194,709,743
                                                                                             -------------  -------------
   Increase (decrease) in Net Assets........................................................   (97,084,221)   193,834,843
NET ASSETS:
  Beginning of year.........................................................................   429,807,304    235,972,461
                                                                                             -------------  -------------
  End of year............................................................................... $ 332,723,083  $ 429,807,304
                                                                                             -------------  -------------
CHANGES IN CAPITAL STOCK OUTSTANDING:
  Shares sold: Class A Shares...............................................................     4,828,116        781,943
        Class C Shares......................................................................        56,881             --
         Institutional Shares...............................................................   192,277,246    207,198,977
  Shares issued on reinvestment of dividends: Class A Shares................................        32,614         32,961
                           Class C Shares...................................................           150             --
                           Institutional Shares.............................................     1,806,443      1,744,598
  Shares repurchased: Class A Shares........................................................    (2,519,554)    (1,896,170)
             Class C Shares.................................................................       (13,082)            --
              Institutional Shares..........................................................  (243,713,497)  (110,647,388)
                                                                                             -------------  -------------
   Net increase (decrease)..................................................................   (47,244,683)    97,214,921
  Shares outstanding, beginning of year.....................................................   214,957,614    117,742,693
                                                                                             -------------  -------------
  Shares outstanding, end of year...........................................................   167,712,931    214,957,614
                                                                                             -------------  -------------

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

         Financial Highlights

                                                                Class A Shares
                                                       -----------------------------
                                                         Year Ended     For the Period
                                                        December 31,     May 2, 2002*
                                                       --------------       through
                                                        2004    2003   December 31, 2002
                                                       ------  ------  -----------------
PER SHARE DATA:
Net asset value at beginning of period................ $ 2.00  $ 2.00       $ 2.00
                                                       ------  ------       ------
Gain (loss) from investment operations
Net investment income.................................   0.03    0.03         0.02
Net realized and unrealized gain (loss) on investments  (0.01)     --         0.01
                                                       ------  ------       ------
 Total from investment operations.....................   0.02    0.03         0.03
                                                       ------  ------       ------
Dividends
Dividends from net investment income..................  (0.03)  (0.03)       (0.03)
                                                       ------  ------       ------
Net asset value at end of year........................ $ 1.99  $ 2.00       $ 2.00
                                                       ------  ------       ------
TOTAL RETURN:
 Total investment return based on net asset value/(a)/   1.02%   1.60%        1.43%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)............. $7,966  $3,332       $5,505
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York....   0.50%   0.50%        0.50%***
 Expenses, prior to waiver from The Bank of New York..   0.52%   0.54%        0.60%***
 Net investment income, net of waiver from The Bank of
   New York...........................................   1.30%   1.37%        1.72%***
Portfolio turnover rate...............................    105%     87%          40%

*  Commencement of investment operations.
** Not annualized.
***Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Intial sales charges or contingent deffered sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

                                                                 Class C Shares
                                                                -----------------
                                                                 For the Period
                                                                 June 18, 2004*
                                                                     through
                                                                December 31, 2004
                                                                -----------------
PER SHARE DATA:
Net asset value at beginning of period.........................      $ 1.99
                                                                     ------
Gain from investment operations
Net investment income..........................................        0.01
                                                                     ------
Dividends
Dividends from net investment income...........................       (0.01)
                                                                     ------
Net asset value at end of year.................................      $ 1.99
                                                                     ------
TOTAL RETURN:
 Total investment return based on net asset value/(a)/.........        0.50%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)......................      $   87
Ratio to average net assets of:................................
 Expenses, net of waiver from The Bank of New York.............        1.25%***
 Expenses, prior to waiver from The Bank of New York...........        1.26%***
 Net investment income, net of waiver from The Bank of New York        0.66%***
Portfolio turnover rate........................................         105%

*  Commencement of investment operations.
** Not annualized.
***Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Intial sales charges or contingent deffered sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Enhanced Income Fund

                                                               Institutional Shares
                                                       ---------------------------------
                                                           Year Ended       For the Period
                                                          December 31,       May 1, 2002*
                                                       ------------------       through
                                                         2004      2003    December 31, 2002
                                                       --------  --------  -----------------
PER SHARE DATA:
Net asset value at beginning of period................ $   2.00  $   2.00      $   2.00
                                                       --------  --------      --------
Gain (loss) from investment operations
Net investment income.................................     0.03      0.03          0.03
Net realized and unrealized gain (loss) on investments    (0.02)     0.01            --
                                                       --------  --------      --------
 Total from investment operations.....................     0.01      0.04          0.03
                                                       --------  --------      --------
Dividends
Dividends from net investment income..................    (0.03)    (0.04)        (0.03)
                                                       --------  --------      --------
Net asset value at end of year........................ $   1.98  $   2.00      $   2.00
                                                       --------  --------      --------
TOTAL RETURN:
 Total investment return based on net asset value/(a)/     0.76%     1.86%         1.63%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)............. $324,670  $426,475      $230,467
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York....     0.25%     0.25%         0.25%***
 Expenses, prior to waiver from The Bank of New York..     0.27%     0.29%         0.38%***
 Net investment income, net of waiver from The Bank of
   New York...........................................     1.51%     1.56%         1.97%***
Portfolio turnover rate...............................      105%       87%           40%

*  Commencement of investment operations.
** Not annualized.
***Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Intial sales charges or contingent deffered sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS

  BNY Hamilton Funds, Inc. (the ''Company'') was organized as a Maryland Corporation on May 1, 1992 and is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company. The Company currently consists of twenty separate series. The four series presented in these financial statements are the BNY Hamilton Money Fund (the "Money Fund"), BNY Hamilton Treasury Money Fund (the "Treasury Money Fund"), BNY Hamilton New York Tax-Exempt Money Fund (the "New York Tax-Exempt Money Fund") and BNY Hamilton Enhanced Income Fund (the "Enhanced Income Fund"), (individually, a ''Fund'' and collectively, the ''Funds''). All of the Funds are diversified as defined under the 1940 Act.

  The Money Fund, the Treasury Money Fund and the New York Tax-Exempt Money Fund consist of these classes of shares: Hamilton Shares, Premier Shares and Classic Shares. The Enhanced Income Fund offers three classes of shares: Class A Shares (formerly, Investor Shares), Class C Shares and Institutional Shares.

  Class A Shares are sold with a front-end sales charge of up to 1.50% for purchases of less than $1 million. With respect to purchases of $1 million or more, Class A Shares redeemed within 12 months of purchase may be subject to a contingent deferred sales charge of 1%. Class C Shares are not subject to a front-end sales charge, but investors may be subject to a contingent deferred sales charge of 1% on redemptions made within 12 months after purchase. The Hamilton Shares, Premier Shares, Classic Shares and Institutional Shares are sold with no front-end sales charge or contingent deferred sales charge.

  The following are the investment objectives of each of the Funds:

.. Money Fund--To provide as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing principally in high-quality money market instruments;

.. Treasury Money Fund--To provide as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Treasury and repurchase agreements fully collateralized by obligations of the U.S. Treasury;

.. New York Tax-Exempt Money Fund--To provide shareholders of the Fund with liquidity and as high a level of current income that is exempt from federal, New York State and New York City personal income taxes as is consistent with the preservation of capital;

.. Enhanced Income Fund--Although not a money market fund, to generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements.

(A) Security Valuations

  For the Enhanced Income Fund, the determination of the value of certain portfolio debt securities, other than temporary investments in short-term securities, takes into account various factors affecting market value, including yields and prices of comparable securities, indications as to value from dealers and general market conditions.

  Securities included in the Money Fund, Treasury Money Fund, New York Tax-Exempt Money Fund, and short-term securities with a remaining maturity of 60 days or less in the Enhanced Income Fund are valued at amortized cost which approximates fair value. This method values a security at its cost at the time of purchase and thereafter assumes a constant rate of amortization to maturity of any discount or premium.

  Investments in other BNY Hamilton Funds are valued at their net asset value as determined by the applicable BNY Hamilton Funds' prospectus.

  Securities for which market quotations are not readily available, including investments that are subject to limitations as to their sale (such as certain restricted securities and illiquid securities), are valued at fair value as determined in good faith by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

(B) Risk Involved in Investing in the Funds

  In the normal course of business the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of losses to be remote.

(C) Repurchase Agreements

  A Fund's custodian or designated sub-custodians, as the case may be under tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(D) Written Options and Purchased Options

  The Enhanced Income Fund may enter into option contracts for the purpose of either hedging its exposure to the market fluctuations of the portfolio, or an individual security position.

  When a Fund writes an option, it will receive a premium. Premiums received are recorded as liabilities and adjusted to current market value daily. When an option is purchased, the Fund will pay a premium. Premiums paid for options are included as investments and are also adjusted to their current market value daily.

  If a written option expires, the premium received by the Fund will be treated as a short-term capital gain. Likewise, premiums paid for purchased options that expire unexercised will be treated as short-term capital losses. In addition, short-term capital gains or losses may be realized on exercised written calls or purchased puts depending on the premiums received or paid and the strike price of the underlying securities.

  As a writer of call options, a Fund does not have control over exercising of such options. As a result, that Fund bears unlimited market risk of favorable changes in the value of the call option's underlying securities. The Fund also bears unlimited market risk in the value of the written call option itself.

  If an option which a Fund has purchased expires on its stipulated expiration date, it realizes a loss in the amount of the cost of the option. If it enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a Fund exercises a call option, the cost of the security which it purchases upon exercise will be increased by the premium originally paid.

(E) Federal Income Taxes

  Each Fund is treated as a separate entity for federal income tax purposes. It is the Funds' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable and tax-exempt income to the shareholders within the allowable time limits. Therefore, no federal income tax provision is required.

(F) Dividends and Distributions to Shareholders

  The Funds declare dividends daily and pay dividends monthly. Capital gain distributions, if any, are made annually.

(G) Security Transactions and Investment Income

  Security transactions are recorded on the trade date. Realized gains (losses) on security transactions are calculated using the identified cost method. Interest income, including amortization of discounts and premiums, is accrued daily.

  Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net asset value on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

(H) Financial Statements Preparation

  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reporting of assets, liabilities and disclosures in the financial statements and the accompanying notes. Management believes that the estimates used in preparing the Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

3. Advisory, Administration And Other Transactions With Affiliates

  The Bank of New York acts as the Funds' investment adviser (the "Advisor"). The Bank of New York is a subsidiary of The Bank of New York Company, Inc. ("BNYCo"), a financial holding company. The Advisor manages the investments of the Funds and is responsible for all purchases and sales of the Funds' portfolio securities. The Advisor's fee accrues daily and is payable monthly at the following annual rates:

                       % of Average
                     Daily Net Assets
                     ----------------
Money Fund..........       .10%
Treasury Money Fund.       .10%
New York Tax-Exempt
 Money Fund.........       .10%
Enhanced Income Fund       .10%

  BNY Hamilton Distributors, Inc. (a wholly-owned subsidiary of The BISYS Group, Inc.) acts as the Funds' administrator (the "Administrator") and will assist in supervising the operations of the Funds. The Bank of New York is not an affiliated person of BNY Hamilton Distributors, Inc.

  The Administrator has agreed to provide facilities, equipment and personnel to carry out administrative services for the Funds, including, among other things, providing the services of persons who may be appointed as officers and directors of the Funds, monitoring the custodian, fund accounting, transfer agency, administration, distribution, advisory and legal services that are provided to the Funds. The Administration Agreement permits the Administrator to delegate certain responsibilities to other service providers. Pursuant to this authority, the Administrator has delegated certain administrative functions to The Bank of New York under the terms of a sub-administration agreement.

  Effective July 1, 2004, the Board approved new fee rates for the calculation of the Administration Fees. The Administrator's fee is payable monthly at a rate of .09% on each Fund's first $3 billion of the average daily net assets and at a rate of .075% on each Fund's average daily net assets in excess of $3 billion. Prior to July 1, 2004, the Administration fee was payable monthly at the following annual rates:

                                               % of Average
                                             Daily Net Assets
                                             ----------------
                   Money Fund...............       .10%
                   Treasury Money Fund......       .10%
                   New York Tax-Exempt Money
                    Fund....................       .10%
                   Enhanced Income Fund.....       .10%

  During the year ended December 31, 2004, the Administrator paid the following amounts to The Bank of New York under the sub-administration agreement:

                                                    Amount
                                                  ----------
                   Money Fund.................... $3,780,444
                   Treasury Money................  1,285,387
                   New York Tax-Exempt Money Fund    156,257
                   Enhanced Income Fund..........    258,085

  In addition to acting as Administrator, BNY Hamilton Distributors, Inc. is the principal underwriter and distributor of shares of the Funds.

  The Bank of New York serves as the Funds' custodian ("Custodian"). Each Fund maintains a compensating balance arrangement with the Custodian, whereby a Fund would have its respective custody fees reduced by income earned on cash balances maintained with the Custodian. The income earned on cash balances by each Fund for the year ended December 31, 2004 is shown on its respective Statement of Operations under the caption "Earnings Credit Adjustment." For the year ended December 31, 2004, the Money Fund and the New York Tax-Exempt Money Fund did not earn any such income.

  The Bank of New York provides cash management and related services to the Funds. Fees for these services are included under the caption "Cash management" in the Statement of Operations.

  The Bank of New York agreed to assume/waive expenses for certain Funds to the extent that each Fund's expense ratio exceeded the percentage of average daily net assets as shown below:

                                   Hamilton Premier Classic
                                    Shares  Shares  Shares
                                   -------- ------- -------
                     New York Tax-
                      Exempt Money
                      Fund........   .25%     .50%    .75%

         Class A Class C Institutional
         Shares  Shares     Shares
         ------- ------- -------------
Enhanced
 Income
 Fund...  .50%    1.25%       .25%

  The Money Fund and Treasury Money Fund did not have any expense waivers for the year ended December 31, 2004.

  Effective July 1, 2004, the Advisor contractually committed to maintain the fee waiver/expense reimbursements which are currently in effect until April, 2007. Previously these arrangements were voluntary and could be revoked at any time.

  The Company has adopted a 12b-1 distribution plan with respect to the Classic Shares, Class A Shares and Class C Shares of each of the applicable Funds. The plan permits the Funds to reimburse the Distributor for distribution and/or shareholder servicing expenses in an amount up to .25%, .25% and 1.00% of the annual average daily net assets of the Classic Shares, Class A Shares and Class C Shares, respectively.

  The Distributor has advised the Enhanced Income Fund that it has received front-end sales charges of $2,591 from the sale of Class A Shares and did not receive any money from contingent deferred sales charges imposed upon redemptions of Class C Shares during the period ended December 31, 2004.

  BNY Hamilton Funds, Inc. has adopted a shareholder servicing plan for the Money Fund, Treasury Money Fund and the New York Tax-Exempt Money Fund, pursuant to which, Premier Shares and Classic Shares of the Money Fund, Treasury Money Fund and the New York Tax-Exempt Money Fund are sold to certain institutions that enter into servicing agreements with the Company. The Bank of New York and the Administrator (the "Shareholder Servicing Agents") have each entered into Shareholder Service Agreements with respect to these Shares. The Shareholder Servicing Agents will perform shareholder support services. Pursuant to the Shareholder Service Agreements, Premier Shares and Classic Shares of the Money Fund, Treasury Money Fund and the New York Tax-Exempt Money Fund will pay the Shareholder Servicing Agents an annual shareholder servicing fee, accrued daily and payable monthly, of .25% of the Shares' respective average daily net assets. The shareholder servicing plan does not cover, and the fees thereunder are not payable to, Shareholder Organizations with respect to Hamilton Shares of the Money Fund, the Treasury Money Fund and the New York Tax-Exempt Money Fund.

4. Portfolio Securities

  For the year ended December 31, 2004, the cost of securities purchased and the proceeds from sales of securities, excluding short-term securities, were as follows:

                      Enhanced Income Fund
                    -------------------------
                     Purchases      Sales
                    ------------ ------------
US Gov't Securities $196,809,970 $294,921,474
All Others.........  219,972,806  186,820,738

5. Federal Income Taxes

  For federal income tax purposes, the Fund indicated below has capital loss carryforwards as of December 31, 2004 which are available to offset future capital gains, if any. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

                     Capital Loss
                     Carryforward Expiration
                     ------------ ----------
New York Tax-Exempt
 Money Fund.........      1,030      2005
                          1,681      2007
                          1,412      2010
Enhanced Income Fund    205,618      2011
                      1,689,718      2012

  Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Enhanced Income Fund deferred post-October losses in the amount of $928,120 during 2004.

Distributions to shareholders:

  The tax character of distributions paid during the fiscal year ended December 31, 2004 was as follows:

                                           *Distributions paid from:
                                      -----------------------------------
                                                     Net        Total
                                                  long term    taxable
                                       Ordinary    capital  distributions
                                        Income      gains       paid
                                      ----------- --------- -------------
       Money Fund.................... $68,279,174    --      $68,279,174
       Treasury money Fund...........  17,228,059    --       17,228,059
       New York Tax-Exempt Money Fund      97,036    --           97,036
       Enhanced Income Fund..........   7,434,738    --        7,434,738

*The following tax-exempt income distributions paid by the New York Tax-Exempt
 Money Fund amounted to $1,912,758.

  The tax character of distributions paid during the fiscal year ended December 31, 2003 were as follows:

                                           *Distributions paid from:
                                      -----------------------------------
                                                     Net        Total
                                                  long term    taxable
                                       Ordinary    capital  distributions
                                        income      gains       paid
                                      ----------- --------- -------------
       Money Fund.................... $53,218,241        --   $53,218,241
       Treasury Money Fund...........  13,148,943        --    13,148,943
       New York Tax-Exempt Money Fund      49,544        --        49,544
       Enhanced Income Fund..........   6,174,346        --     6,174,346

*The following tax-exempt income distributions paid by the New York Tax-Exempt
 Money Fund amounted to $890,491.

  As of December 31, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                    Undistributed Undistributed             Accumulated     Unrealized          Total
                      ordinary      long-term   Accumulated capital and   appreciation/      accumulated
                       income     capital gains  earnings   other losses  (depreciation)  earnings/(deficit)
                    ------------- ------------- ----------- ------------  --------------  ------------------
Money Fund.........       $88,665            --     $88,665           --              --         $    88,665
Treasury Money Fund        36,102            --      36,102           --              --              36,102
New York Tax-Exempt
 Money Fund........            --            --          --  $    (4,123)             --              (4,123)
Enhanced Income
 Fund..............        76,014            --      76,014   (2,823,456)    $(1,221,452)         (3,968,894)

6. Written Option Activity

  For the year ended December 31, 2004, the Enhanced Income Fund did not have any written options activity.

7. Reclassification Of Capital
Accounts

  At December 31, 2004, the following reclassifications were made to the capital accounts of the noted Funds to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are primarily due to the differences between book and tax treatment of the amortization of premiums, reclassification of distributions, paydown gains/(losses), and the expiration of unused capital loss carryforwards. Net investment income, net realized gains, and net assets were not affected by these changes.

                                                   Undistributed
                                    Undistributed  capital gains/
                                    net investment  (accumulated  Paid in
                                        Income        losses)     capital
                                    -------------- -------------- -------
     Money Fund....................   $    2,679    $    (2,679)       --
     New York Tax-Exempt Money Fund           --          2,954   $(2,954)
     Enhanced Income Fund..........    1,531,652     (1,531,652)       --

8. Concentration Of Risk

  The New York Tax-Exempt Money Fund invest substantially all of its assets in portfolios of tax-exempt debt obligations primarily consisting of securities issued by the State of New York and its authorities, agencies, municipalities and political sub-divisions. The issuers' ability to meet their obligations may be affected by New York's political, social, economic, and/or regional developments.

         Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
BNY Hamilton Funds, Inc.

    We have audited the accompanying statements of assets and liabilities of the Money Fund, Treasury Money Fund, New York Tax-Exempt Money Fund and Enhanced Income Fund (four of the portfolios constituting BNY Hamilton Funds, Inc.) (the "Funds"), including the portfolios of investments, as of December 31, 2004 and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of December 31, 2004 and confirmation of securities not held by the custodian by correspondence with others. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above at December 31, 2004, and the results of their operations for and the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

                                                   /s/ Ernst & Young LLP

New York, New York
February 22, 2005

Directors and Officers (Unaudited)
The directors and executive officers of BNY Hamilton Funds and their principal occupations during the past five years are:

                                                Principal Occupations
     Director          Position                 During Past Five Years
     --------          --------                 ----------------------
Edward L. Gardner.. Director and    Chairman of the Board, President and Chief
  Age 70            Chairman of the Executive Officer, Industrial Solvents
                    Board           Corporation, 1981 to Present; Chairman of the
                                    Board, President and Chief Executive Officer,
                                    Industrial Petro-Chemicals, Inc., 1981 to
                                    Present.

James E. Quinn..... Director        President, Tiffany & Co., 2003 to Present;
  Age 53                            Member, Board of Directors, Tiffany & Co.,
                                    1995 to Present; Vice Chairman, Tiffany &
                                    Co., 1999 to Present; Executive Vice President,
                                    Tiffany & Co., 1992 to 1999.

Karen Osar......... Director        Senior Vice President and Chief Financial
  Age 55                            Officer, Crompton Corp., 2004 to Present;
                                    Senior Vice President and Chief Financial
                                    Officer, Westvaco Corp., 1999 to 2003.

Kim Kelly.......... Director        Chief Executive Officer, Arroyo Video, 2004 to
  Age 48                            Present; Executive Vice President and Chief
                                    Financial Officer, Insight Communication,
                                    1990 to 2003; Chief Operating Officer, Insight
                                    Communications, 1998 to 2003.

John R. Alchin..... Director        Executive Vice President, Co-Chief Financial
  Age 56                            Officer and Treasurer, Comcast Corporation,
                                    1990 to Present.

Newton P.S. Merrill Director        Retired; formally Senior Executive Vice
  Age 64                            President, The Bank of New York, 1994 to
                                    2003.

                                                       Principal Occupations
      Director             Position                    During Past Five Years
      --------             --------                    ----------------------
Kevin J. Bannon..... President and        Executive Vice President, The Bank of New
  Age 52             Principal Executive  York, 1993 to Present.
                     Officer

Michael A. Grunewald Vice President       Manager, Client Services, BISYS Fund Services,
  Age 34                                  Inc., 1993 to Present.

Guy Nordahl......... Treasurer and        Vice President, BNY Asset Management
  Age 39             Principal Accounting Product Management, 1999 to Present.
                     Officer              Treasurer and Principal Financial Officer of the
                                          BNY Hamilton Funds, 2002 to 2003.

Kim R. Smallman..... Secretary            Counsel, Legal Services, BISYS Fund Services,
  Age 33                                  Inc., 2002 to Present; Attorney, Goodwin
                                          Procter LLP, 2000 to 2002.

Alaina V. Metz...... Assistant Secretary  Chief Administrator, Administration Services
  Age 37                                  of BISYS Fund Services, Inc., 1995 to Present.

--------
+Sheila McKinney was Vice President of Mutual Funds Administration and
 Treasurer and Principal Accounting officer from August 2003 to December 2004.

The Funds' Statement of Additional Information contains additional information about the Directors and Officers and is available, without charge, upon request, by calling (800) 426-9363.

Investment Advisor
The Bank of New York

Administrator and Distributor
BNY Hamilton Distributors, Inc.

Sub-Administrator
The Bank of New York

Transfer Agent
BISYS Fund Services Ohio, Inc.

Custodian
The Bank of New York

Independent Registered
Public Accounting Firm
Ernst & Young LLP

Legal Counsel
Sullivan & Cromwell LLP

                  BNY Hamilton Distributors, Inc., is the Funds' distributor and is unaffiliated with The Bank of New York, the investment advisor.

                  This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for Hamilton Shares of BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund and BNY Hamilton New York Tax-Exempt Money Fund, Premier Shares of BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund and BNY Hamilton New York Tax-Exempt Money Fund, Classic Shares of BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund and BNY Hamilton New York Tax-Exempt Money Fund or Enhanced Income Fund.

                  For additional prospectuses which contain more complete information, including charges and expenses, call (800) 426-9363. Please read the prospectus carefully before investing or sending money.

                  You may obtain a description of the Funds' proxy voting policies and procedures, without charge, upon request, by calling BNY Hamilton Distributors, Inc. at (800) 426-9363 or by going to the Securities and Exchange Commission's website at www.sec.gov.

                  Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by calling BNY Hamilton Distributors, Inc. at (800) 426-9363 or accessing the Funds' Form N-PX on the Commission's website at http://www.sec.gov.

                  The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at http://www.sec.gov. The Fund's Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800)-SEC-0330.

                  Investments in the Funds are not deposits, are neither guaranteed by, nor obligations of, The Bank of New York and are not insured by the FDIC or any other governmental agency. Investments in mutual funds involve risks, including the possible loss of principal.

[LOGO] BNY
HAMILTON
FUNDS

ADVISED BY THE BANK OF NEW YORK

90 Park Avenue, 10th Floor
New York, NY 10016

                                                               BNY-AR-MNY 12/04

                                   [LOGO] BNY


                                 ANNUAL REPORT


                               DECEMBER 31, 2004


[LOGO] BNY
HAMILTON
FUNDS

ADVISED BY THE BANK OF NEW YORK



   INTERMEDIATE TAX-EXEMPT FUND

   INTERMEDIATE NEW YORK TAX-EXEMPT FUND

   INTERMEDIATE GOVERNMENT FUND

   INTERMEDIATE INVESTMENT GRADE FUND

   HIGH YIELD FUND

   U.S. BOND MARKET INDEX FUND

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for the BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to the BNY Hamilton Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of the BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of the BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.

Investment Advisor's Letter

Dear Shareholder:

We are pleased to provide you with our Annual Report for the BNY Hamilton Funds for the year ended December 31, 2004. This report includes schedules of the investments held in each of the Funds. It also contains interviews with the portfolio managers discussing their Funds' performance over the past year, and the strategies they are pursuing to achieve the Funds' investment objectives. We encourage you to read this report carefully and retain it for your records.

The year 2004 started with a somewhat muted tone to the economy and the financial markets. Persistently weak jobs reports suggested that the economy might be faltering, hurting consumer and investor confidence. At the same time, though, other economic data presented a somewhat more optimistic picture. In the second quarter, employment data turned strongly upward, indicating that the recovery was building enough momentum to be self-sustaining. Market response was restrained, however, as the improvement on the jobs front sparked concerns about rising interest rates and possible inflation.

The Federal Reserve responded to the signs of economic improvement by raising the federal funds target rate at the end of June, increasing this rate by one-fourth of a percentage point. Two additional rate hikes, each of one-quarter point, followed in the third quarter. During that period, equity markets remained in a narrow trading range, with reasonably positive economic data keeping markets from turning lower, while uncertainty about the outcome of the Presidential election and the situation in Iraq kept sentiment from moving higher.

The fourth quarter, however, saw a strong resurgence in equities, with virtually all of the year's gains coming in the last months of the year. The Republican victory in the Presidential election, along with the contest's clear resolution, helped the stock market close out the year on a positive note. Business spending, which started to re-emerge in the third quarter, picked up some steam in the fourth. The Federal Reserve raised rates two more times, bringing the federal funds target rate to 2.25% by year-end.

For the year, the S&P 500(R) Index of large-capitalization U.S. stocks returned 10.87%. Small-capitalization stocks continued a trend, outperforming their large-cap counterparts. The Russell 2000 Index of small-cap stocks posted a total return of 18.33% for the year.

Global equity markets encountered numerous challenges over the period. They faced many of the same concerns as the U.S.-uncertainty in the Middle East, questions about the strength of the global economic recovery, and the potential for rising interest rates and inflation. There were even questions about the durability of China's economic resurgence. The twin deficits facing the U.S.-in the federal budget and foreign trade-weighed heavily on the U.S. dollar relative to major foreign currencies. While the dollar had leveled off earlier in the year following two years of weakness, during the second half the dollar again lost value against the Euro, British Pound, and Japanese Yen. This situation benefited U.S. companies exporting goods into foreign markets, as it made those goods cheaper for buyers overseas. But it increasingly raised questions about the dollar's future as the preeminent global currency. For the year, the MSCI EAFE (Morgan Stanley Capital International Europe, Australasia and Far East) Index of non-U.S. developed nation stocks returned 20.70%.

News in the fixed-income arena was, understandably, dominated by the Federal Reserve's series of increases in the federal funds target rate. From the first hike at the end of June through the end of the year, the target rate rose from 1.00% to 2.25%. Each of the five increases that took place was well-telegraphed to the market, which, along with the measured pace of the Federal Reserve's actions, helped to limit market disruption. Increases at the short end of the yield curve were not, however, matched at the long end. In fact, over the year, longer-maturity yields fell slightly, while those in the 10-year range were essentially unchanged. The predictable result was a flattening of the yield curve, as the gap between yields on short- and long-maturity issues narrowed.

Over the year, Treasury securities underperformed all of the major "spread" sectors--including corporate, mortgage-backed, asset-backed, and agency securities. In the low interest-rate environment that prevailed during the year--despite the Federal Reserve's rate hikes--investors sought out higher-yielding alternatives. This trend was reflected in the fact that, among corporate bonds, lower-rated issues outperformed higher-quality ones. Low default rates and an encouraging level of credit upgrades--the result in large part of strong earnings reports--lent further support to lower-rated corporates. Mortgage-backed bonds started the year strong, but by year-end fell behind corporate securities.

Our view is that investors may be focusing too much attention on risks in the outlook and, as a result, may be overlooking some of the opportunities current conditions present. We believe this situation has pushed stock valuations (as measured by price/earnings) and bond yields to levels below what we believe fundamentals justify. Equities have been able to break out of the trading range they were mired in for much of the year, thanks to strong earnings and improving business conditions. But bond prices still appear to reflect significant fear that growth may falter. Our sense is that confidence levels among investors generally remain low, largely because progress during this economic recovery has been uneven. We nonetheless believe that evidence is building that economic fundamentals are on a general uptrend.

To keep growth moving forward on a self-sustaining basis, strong job creation will be essential. And we are optimistic that the economy will be able to create jobs at a sufficiently healthy pace. Corporate earnings are at record levels, company balance sheets are in their strongest position in many years, and surveys indicate that businesses intend to increase their hiring. It appears that real GDP growth is beginning to exceed productivity gains; at that point, companies must increase their payrolls in order to keep up with increasing demand. We are also encouraged by recent reports indicating that small- and mid-size businesses-the engine of job creation in this country-are optimistic about their prospects for future growth.

The months ahead are almost certain to bring significant change. Much of this change, we are hopeful, will be positive; elections in Iraq were more successful than anticipated, and there is also movement toward greater democracy elsewhere in the world. Much work remains to be done to attain peace in the Middle East, but new, significant steps toward that goal are being taken. And on the home front, while partisan politics continue to present challenges, we are seeing initiatives from the White House and Congress to reduce the budget deficit. Of course, it isn't possible to predict the course of events in the year to come. But what is certain is that the guiding philosophy underlying the ongoing management of the BNY Hamilton Funds will remain constant. We maintain a disciplined approach to investing that seeks to identify and capitalize on the long-term trends that present the most attractive investment opportunities. By providing a broad array of well-diversified Funds, each managed with a consistent approach to meet its stated objective, the BNY Hamilton Funds are designed to provide you with the ability to create sound investment strategies to help you reach your important financial goals.

Thank you for the confidence you are placing in us.

Sincerely,
      /s/ Kevin J. Bannon
Kevin J. Bannon
Executive Vice President and
Chief Investment Officer
The Bank of New York

         Table  of  Contents

Questions & Answers................... Page  5

Fees and Expenses.....................      22

Portfolio Summaries...................      25

BNY Hamilton Intermediate Tax-Exempt Fund
  Schedule of Investments.............      31
  State Diversification...............      41
  Statement of Assets and Liabilities.      42
  Statement of Operations.............      42
  Statements of Changes in Net Assets.      43
  Financial Highlights................      44

BNY Hamilton Intermediate New York
 Tax-Exempt Fund
  Schedule of Investments.............      46
  Statement of Assets and Liabilities.      54
  Statement of Operations.............      54
  Statements of Changes in Net Assets.      55
  Financial Highlights................      56

BNY Hamilton Intermediate Government Fund
  Schedule of Investments.............      59
  Statement of Assets and Liabilities.      65
  Statement of Operations.............      65
  Statements of Changes in Net Assets.      66
  Financial Highlights................      67

BNY Hamilton Intermediate Investment Grade
 Fund
  Schedule of Investments.............      69
  Statement of Assets and Liabilities.      78
  Statement of Operations.............      78
  Statements of Changes in Net Assets.      79
  Financial Highlights................      80

BNY Hamilton High Yield Fund
  Schedule of Investments............. Page  83
  Statement of Assets and Liabilities.       96
  Statement of Operations.............       96
  Statement of Changes in Net Assets..       97
  Financial Highlights................       98

BNY Hamilton U.S. Bond Market Index Fund
  Schedule of Investments.............      101
  Statement of Assets and Liabilities.      112
  Statement of Operations.............      112
  Statements of Changes in Net Assets.      113
  Financial Highlights................      114

Notes to Financial Statements.........      116

Report of independent registered
 public accounting firm...............      126

Directors and Officers................      127

BNY Hamilton Intermediate Tax-Exempt Fund

 Investment Considerations--Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

 The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

An Interview with Jeffrey Noss, Vice President and Portfolio Manager

Q: What factors influenced the investment environment for your Fund during 2004?
A: Conflicting economic indicators buffeted the bond market in 2004. Signs at times pointed to both substantial strength and sluggish growth for the domestic economy. Modest but steady job growth, the war in Iraq, a weak U.S. dollar, and of course the November elections played important roles in investor sentiment, and all contributed to market volatility over the year. Oil prices remained high, but were not viewed as an inflationary force. Instead, they were seen as applying a brake on economic growth.

   Economic weakness marked the year's first quarter, but by the middle of the year signs of improvement were evident. The Federal Reserve came into play at the end of June, beginning a series of monetary tightenings that brought the federal funds target rate to 2.25% by year-end, up from 1.00%.

Q: Given this context, how did the Fund perform during this period?
A: For the year ended December 31, 2004, the Fund posted a total return of 2.23% for Institutional Class Shares and 1.98% for Class A Shares. In comparison, the Lehman Brothers Five-Year and Seven-Year Municipal Bond Indexes returned 2.95% and 3.51%, respectively, for the same period.

Q: What specific factors accounted for the Fund's performance for the year?
A: The Fund underperformed its benchmark modestly for the year. This was largely because we believed that interest rates would rise throughout the year, which led us to position the Fund with a shorter duration strategy (lower degree of sensitivity to rising interest rates). When rates didn't rise in the way we had expected, this more conservative posture had a negative impact on our overall returns.

   In addition, we have sought to increase the Fund's credit quality, with its average grade now higher than that of our peer benchmark. This move was designed to reduce volatility, but did involve giving up some yield and appreciation potential.

Q: Which of the Fund's holdings were the best performers?
A: As measured by total return, the strongest performance came from those Fund holdings with the longest maturities. In addition, some of the Fund's bonds were pre-refunded (in effect, replaced with Treasury securities), causing their prices to rise significantly.

Q: How did the Fund's composition change during the year?
A: We shortened the Fund's duration as the year progressed, based on our concern that interest rates would rise and erode bonds' principal value. To help make up for the resulting lower yield, we added some longer-maturity municipals subject to the Alternative Minimum Tax to the portfolio. Because the income from these bonds may be subject to tax for those investors who pay the AMT, they offer higher yields to compensate.

   We favored premium coupon structure on many of the bonds we purchased, as these securities tend to experience less price fluctuation during market swings.

   Portfolio composition and ratings are subject to change.

Q: What is your strategic outlook for 2005?
A: We expect the economy and equity markets to continue to show sustainable growth for 2005. With that backdrop, we anticipate that the bond market will likely move toward somewhat higher yield levels (and, as a consequence, lower prices). The municipal market should, in our view, continue to experience substantial demand, however. That, along with a somewhat tighter supply of new issuance, could provide some technical strength to support municipal bond prices. Given the signs of firmness in the domestic economy, we believe that credit quality among municipal issuers is likely to hold steady.

                    Institutional Shares           Class A Shares
                 --------------------------- ---------------------------
                  Cumulative  Average Annual  Cumulative  Average Annual
         Period  Total Return  Total Return  Total Return  Total Return
         ------  ------------ -------------- ------------ --------------
        1 Year..     2.23%        2.23%          1.98%        1.98%
        5 Years.    32.30%        5.76%         30.78%        5.51%
        10 Years    67.38%        5.29%         64.34%        5.09%

Returns for BNY Hamilton Funds are after fees.

                                                   [CHART]

               Intermediate           Lehman Bros
               Lehman Bros
               Tax Exempt          5 Yr G.O. Muni        7 Yr
               G.O. Muni
               Fund               Bond Index            Bond
               Index
               ------------         --------------
               ---------------
               12/31/1994              $10,000
               $10,000               $10,000
               12/31/1995               11,145
               11,162                11,458
               12/31/1996               11,555
               11,678                11,982
               12/31/1997               12,259
               12,436                12,902
               12/31/1998               12,918
               13,162                13,723
               12/31/1999               12,652
               13,257                13,699
               12/31/2000               13,828
               14,275                14,945
               12/31/2001               14,462
               15,129                15,687
               12/31/2002               15,797
               16,491                17,255
               12/31/2003               16,373
               17,182                18,220
               12/31/2004               16,738
               17,689                18,860


This chart represents historical performance of a hypothetical investment of $10,000 in the Intermediate Tax Exempt Fund from 12/31/94 to 12/31/04.

TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.BNYHAMILTON.COM. The quoted performance includes performance of common trust fund ("Commingled") accounts advised by The Bank of New York dating back to 12/31/86 and prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The Advisor has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, the cumulative total return and the average annual return would have been lower.

Lehman Brothers Indexes are unmanaged indexes, which generally represent broad market averages for fixed-income securities. An investor cannot invest directly in an index.

BNY Hamilton Intermediate New York Tax-Exempt Fund

 Investment Considerations--Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

 The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax. The geographical concentration of portfolio holdings in this Fund may involve increased risk.

An Interview with Colleen M. Frey, Vice President and Portfolio Manager

Q: What factors influenced the investment environment for the Fund during 2004?
A: Bond market participants widely anticipated a rising interest-rate environment for 2004, and therefore positioned their portfolios with a defensive bias. It wasn't until the end of the second quarter that those expectations were fulfilled, though. The Federal Reserve began raising short-term rates on June 30, with a one-quarter percentage point increase. The Federal Reserve delivered four more "measured" quarter percentage point increases by the end of the year, bringing the federal funds target rate to 2.25% by year-end. Despite the upward pressure on interest rates, the fixed-income markets performed surprisingly well for the year.

   Yields on shorter-term, high-quality municipals rose throughout the year. At year-end, one- and five-year yields were 2.00% and 2.80%, respectively, up
   0.90 and 0.35 percentage points, respectively. Longer-maturity bonds performed better than expected; ten-year bond yields rose by only about 0.05 percentage point, and issues with maturities of 15 years and longer actually saw their yields decline by more than 0.10 percentage point.

   Interest rates were still low enough to encourage municipal issuers to borrow. Total new issue volume was just over $358 billion. While this figure was down by about 6% from 2003's levels, it still ranked as the third most active on record for new municipal bond offerings. New York issuers sold $38 billion in bonds during the year, placing it second behind California.

Q: Given this context, how did the Fund perform?
A: The Fund's total return was 2.35% for the Institutional Class Shares and
   2.19% for the Class A Shares for the twelve months ended December 31, 2004. For the same period, the Lehman Brothers Five-Year and Seven-Year General Obligation Bond Indexes returned 2.95% and 3.51%, respectively. Class C Shares returned 1.00% since inception (August 24, 2004) versus 1.01% and 1.13% for the Lehman Brothers Five-Year and Seven-Year General Obligation Bond Indexes, respectively, over the same period.

Q: What strategies accounted for the Fund's performance?
A: Going into 2004, we anticipated that rates would rise across all bond maturities. We therefore maintained a defensive strategy in an effort to manage volatility, emphasizing full coupon and premium bonds as well as callable bonds. We also shortened the Fund's average maturity and allowed its duration, or sensitivity to rising interest rates, to drift lower. The portfolio's barbell structure, which we adopted two years ago, also played a role in performance. This strategy involves investing in bonds maturing in five years or less on one end of the barbell, and those maturing in ten years or more on the other. The longer-maturity positions in the portfolio produced the best combination of income and price return for the year. Credit quality remained high, with 71% of the Fund's positions rated Aaa/AAA or Aa/AA.

Q: How did the portfolio's composition change during the period?
A: The most significant change we made to the portfolio was to shorten the Fund's average maturity and duration. Given our expectation of a higher interest rate environment for 2004, we moved the Fund's average maturity and average duration to 4.84 years and 4.05 years, respectively, down from 5.40 and 4.50 years at the beginning of the year.

   Portfolio composition and ratings are subject to change.

Q: What is your strategic outlook for the year?
A: Long-term interest rates stayed stubbornly low during the past year. Going forward, we expect that sustained moderate growth in the economy, a better employment environment, and increasing concerns about inflation should in combination help to lift rates from their current levels.

                    Institutional Shares           Class A Shares
                 --------------------------- ---------------------------
                  Cumulative  Average Annual  Cumulative  Average Annual
         Period  Total Return  Total Return  Total Return  Total Return
         ------  ------------ -------------- ------------ --------------
        1 Year..     2.35%        2.35%          2.19%        2.19%
        5 Years.    31.58%        5.64%         30.07%        5.40%
        10 Years    68.64%        5.36%         65.56%        5.17%

Returns for BNY Hamilton Funds are after fees.

                                                   [CHART]

               Intermediate        Lehman Bros        Lehman Bros
               NY Tax Exempt     5 Yr G.O. Muni      7 Yr G.O.
               Muni
               Fund            Bond Index          Bond Index
               -------------     --------------
               ---------------
               12/31/1994              $10,000
               $10,000             $10,000
               12/31/1995               11,208
               11,162              11,458
               12/31/1996               11,597
               11,678              11,982
               12/31/1997               12,338
               12,436              12,902
               12/31/1998               12,992
               13,162              13,723
               12/31/1999               12,817
               13,257              13,699
               12/31/2000               13,927
               14,275              14,945
               12/31/2001               14,591
               15,129              15,687
               12/31/2002               15,873
               16,491              17,255
               12/31/2003               16,476
               17,182              18,220
               12/31/2004               16,864
               17,689              18,860


This chart represents historical performance of a hypothetical investment of $10,000 in the Intermediate NY Tax Exempt Fund from 12/31/94 to 12/31/04.

TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.BNYHAMILTON.COM. Total return figures are shown at net asset value for all periods. These figures do not consider the effect of the sales load in effect from July 11, 1994 through July 12, 1996. Had the sales load been factored in to the above figures, average annual total return since inception would have been lower. The quoted performance for the Institutional Shares prior to their inception on 4/1/97 is based on the performance of the Fund's Investor Shares, adjusted to reflect fees and expenses. The inception date for the Investor Shares of the Fund was August 10, 1992. The Advisor has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, the cumulative total return and the average annual return would have been lower.

Lehman Brothers Indexes are unmanaged indexes, which generally represent broad market averages for fixed-income securities. An investor cannot invest directly in an index.

BNY Hamilton Intermediate Government Fund


 Investment Considerations--Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

 U.S. Government guarantees apply only to the underlying securities of the Fund's portfolio and not the Fund's shares.

An Interview with William Baird, Vice President and Portfolio Manager

Q: What factors influenced the investment environment for U.S. government bonds during 2004?
A: Treasurys underperformed comparable-maturity bonds from all of the "spread"
   (non-Treasury) bond sectors--corporate, mortgage-backed, asset-backed, and agency securities. Within the investment-grade corporate sector, lower-rated bonds outperformed higher-quality issues, with BBB rated securities (representing the lowest level of investment-grade bonds) producing more than two percentage points of excess return over Treasurys.

   In the second half of the year, the Federal Reserve moved to raise the federal funds target rate. This caused yields on short-maturity issues to rise, and led to a narrowing of the gap between yields on short- and long-term bonds. Although the Federal Reserve raised short-term rates to 2.25% from 1.00%, longer-maturity Treasurys actually saw their yields decline slightly over the period. By year-end, the gap between the yields on two- and 30-year Treasurys narrowed by almost 1.5 percentage points.

Q: Given this context, how did the Fund perform?
A: For the year ended December 31, 2004, the Fund returned 3.18% for
   Institutional Class Shares and 2.92% for Class A Shares. Over the same period; the Lehman Brothers Intermediate Government Bond Index returned 2.31%.

Q: What strategies accounted for the Fund's performance?
A: The Fund was able to outperform its benchmark by a comfortable margin over the year. We emphasized non-Treasury government securities in the portfolio, maintaining and adding to our positions in agency and mortgage-backed bonds. This benefited our performance as Treasurys lagged behind bonds from other sectors. Also, we had significant exposure to bonds with maturities beyond 20 years, an area that actually saw yields fall (and thus prices appreciate) over the period. In the third quarter, we tactically shortened the Fund's duration (sensitivity to rising interest rates) when the 10-year Treasury yield approached 4%.

   Among our mortgage-backed holdings, we held seasoned premium mortgages. These bonds provided an attractive level of current income, without involving unmanageable levels of prepayment risk.

   We were underweighted in shorter-maturity Treasury and agency securities, relative to our index. This had positive impact on Fund performance, as these bonds experienced poor price performance during the year.

   Portfolio composition and ratings are subject to change.

Q: What is your strategic outlook for the coming year?
A: Three factors have the potential to drive interest rates higher in 2005.
   Continued weakening of the U.S. dollar could cause foreign central banks to stop purchasing dollars and investing the proceeds in Treasurys; such investment from China could drop off steeply if the Yuan is allowed to float in a wider range. The twin deficits facing the U.S. economy--the federal budget shortfall and the trade imbalance--could also help to drive rates higher. The current account deficit is also a negative factor for the dollar. A third source of upward pressure on rates would be modestly higher inflation. Slowing labor productivity growth and higher prices for imported goods (the result of a weaker dollar) may cause an upward bump in the core inflation rate.

   In the coming year, we believe the federal funds target rate and the 10-year Treasury yield may rise to roughly 3.5% and 5.0%, respectively. We have positioned the Fund accordingly, with relatively short duration reducing our exposure to these rising rates.

                    Institutional Shares           Class A Shares
                 --------------------------- ---------------------------
                  Cumulative  Average Annual  Cumulative  Average Annual
         Period  Total Return  Total Return  Total Return  Total Return
         ------  ------------ -------------- ------------ --------------
        1 Year..     3.18%        3.18%          2.92%        2.92%
        5 Years.    37.82%        6.63%         35.98%        6.34%
        10 Years    88.82%        6.56%         85.03%        6.35%

Returns for BNY Hamilton Funds are after fees.

                                                   [CHART]

               Lehman Bros.
               Intermediate
               Intermediate              Government
               Govt. Fund                  Index
               ------------             ------------
               12/31/1994                   $10,000
                    $10,000
               12/31/1995                    11,540
                     11,441
               12/31/1996                    11,905
                     11,906
               12/31/1997                    12,840
                     12,825
               12/31/1998                    13,802
                     13,911
               12/31/1999                    13,701
                     13,981
               12/31/2000                    15,213
                     15,445
               12/31/2001                    16,276
                     16,746
               12/31/2002                    17,967
                     18,359
               12/31/2003                    18,300
                     18,781
               12/31/2004                    18,882
                     19,215


This chart represents historical performance of a hypothetical investment of $10,000 in the Intermediate Government Fund from 12/31/94 to 12/31/04.

TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.BNYHAMILTON.COM. Total return figures are shown at net asset value for all periods. These figures do not consider the effect of the sales load in effect from July 11, 1994 through July 12, 1996. Had the sales load been factored in to the above figures, average annual total return since inception would have been lower. The quoted performance for the Institutional Shares prior to their inception on 4/1/97 is based on the performance of the Fund's Investor Shares, adjusted to reflect fees and expenses. The inception date for the Investor Shares of the Fund was August 10, 1992. The Advisor has agreed to assume a portion of the expenses for this Fund. Had expenses not been assumed, the cumulative total return and the average annual return would have been lower.

Lehman Brothers Indexes are unmanaged indexes, which generally represent broad market averages for fixed-income securities. An investor cannot invest directly in an index.

BNY Hamilton Intermediate Investment Grade Fund


 Investment Consideration--Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

An Interview with Patrick K. Byrne, Portfolio Manager

Q. What factors influenced the environment for investment-grade bonds in 2004?
A: The investment environment in 2004 was dominated by two factors: the prospect of the Federal Reserve's moving to a tightening mode and raising short-term rates, and the outperformance of spread (non-Treasury) bond sectors.

   Widespread expectations that the Federal Reserve would begin to raise rates were answered at the June 30 meeting. By year-end, the federal funds target rate had risen from 1.00% to 2.25%. These were the first rate hikes from the Federal Reserve in four years.

   The Federal Reserve's actions did not, however, have impact on rates across the yield curve. In fact, over the course of the year, the yield curve flattened--that is, the difference between short- and longer-term interest rates narrowed. The 10-year Treasury yield ended 2004 at 4.22%--0.03 percentage point lower than where it stood at the beginning of the year. For the year, the difference between two- and 30-year Treasury yields narrowed from a very steep 3.25 percentage points to 1.76 points.

   In a year that saw improving investor confidence, all spread bond sectors outperformed their Treasury counterparts.

Q: Given this context, how did the Fund perform?
A: The Fund provided a total return of 3.91% for Institutional Class Shares and 3.65% for Investor Class Shares for the year ended December 31, 2004. In comparison, the Lehman Brothers Intermediate Government/Credit Index/ /returned 3.04% for the same period. Class C Shares returned 0.31% since inception (October 13, 2004) versus 0.43% for the Lehman Brothers Intermediate Government/Credit Index for the same period.

Q: What factors accounted for the Fund's performance?
A: The Fund's significant overweightings in corporate, mortgage, commercial mortgage, and asset-backed securities all contributed positively to performance, as these sectors all outperformed comparable-maturity U.S. Treasurys.

   We kept the Fund's duration (sensitivity to interest-rate shifts) about 10% shorter than its benchmark. Overall, this more conservative positioning had a slightly negative impact on the Fund's performance for the year. During periods of interest-rate volatility, however, it benefited the Fund.

Q: Which of the Fund's holdings were the best performers?
A: The Fund was overweighted in mortgage- and asset-backed securities in 2004, a positioning that continued to add value. Our selective criteria in purchasing bonds in the Mortgage sector also had positive impact on our performance relative to the Index.

   Exposure to the Corporate sector, and an overweighting in BBB rated securities--the lowest tier of investment-grade bonds--both had positive impact on the Fund's returns. Corporate bonds in general were the strongest bond sector in 2004--and BBBs were the strongest group within it.

Q: How did the portfolio's composition change over the period?
A: We tactically adjusted the Fund's duration over the course of the year, shortening it to accommodate rising short-term interest rates and the flattening yield curve.

   We also added yield to the Fund by increasing our weighting in "spread" bond sectors. This positioning helped to mitigate the impact of the sharp rise in short-term rates in the second half of the year, and positioned the Fund for the changing market environment. We did, however, decrease our position in strong-performing corporate and mortgage-backed securities. Mortgage-Backed Bonds represented one of the best-performing sectors over the past year, but increased interest-rate volatility has amplified the risk that these securities may underperform over the near term. In their place, we increased our holdings in asset-backed and commercial mortgage-backed bonds.

   We spent most of 2004 with an overweighting in corporate bonds, particularly in BBB rated issues. In the fourth quarter, however, we reduced this exposure to a neutral position relative to our benchmark. As the market continued to rally toward the end of the year, we took profits on a number of corporate holdings.

   We believe the strong fundamental backdrop will support tight credit spreads as default rates have fallen and company balance sheets are much healthier. That said, the Corporate Bond market appears close to being priced for perfection, with credit spreads within reach of record tight valuations.

   The Fund remained overweighted in asset-backed and commercial mortgage-backed securities, as we believe these bonds offer attractive yields with a lower degree of volatility than is currently present in the Mortgage-Backed market.

   Portfolio composition and ratings are subject to change.

Q: What is your strategic outlook for 2005?
A: We intend to continue to position the Fund for higher short-term interest rates, as we anticipate the federal funds target rate may move toward 3.5% and the 10-year Treasury toward 5.0%. As interest rates reset higher, we will be looking for modestly positive returns.

   We believe that corporate credit fundamentals, while remaining strong, may near a peak as interest rates move up and access to capital becomes more expensive. In our view, valuations are currently rich; however, we expect to be able to find better buying opportunities throughout the year.

                    Institutional Shares           Class A Shares
                 --------------------------- ---------------------------
                  Cumulative  Average Annual  Cumulative  Average Annual
         Period  Total Return  Total Return  Total Return  Total Return
         ------  ------------ -------------- ------------ --------------
        1 Year..     3.91%        3.91%          3.65%        3.65%
        5 Years.    36.21%        6.38%         34.64%        6.13%
        10 Years    90.47%        6.66%         86.88%        6.45%

Returns for BNY Hamilton Funds are after fees.
                                      [CHART]

  Lehman Bros
  Intermediate               Intermediate
  Investment                 Government/
  Grade Fund                 Credit Index
  ------------               ------------
  12/31/1994               $10,000                    $10,000
  12/31/1995                11,869                     11,534
  12/31/1996                12,085                     12,000
  12/31/1997                13,073                     12,945
  12/31/1998                14,192                     14,034
  12/31/1999                13,984                     14,088
  12/31/2000                15,295                     15,512
  12/31/2001                16,398                     16,905
  12/31/2002                17,723                     18,564
  12/31/2003                18,331                     19,362
  12/31/2004                19,047                     19,950


This chart represents historical performance of a hypothetical investment of $10,000 in the Intermediate Investment Grade Fund from 12/31/94 to 12/31/04.

TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.BNYHAMILTON.COM. The quoted performance includes performance of common and collective trust fund ("Commingled") accounts advised by The Bank of New York dating back to 12/31/86 and prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The Advisor has agreed to assume a portion of the expenses for the Fund. Had expenses not been assumed, the cumulative total return and the average annual return would have been lower.

Lehman Brothers Indexes are unmanaged indexes, which generally represent broad market averages for fixed-income securities. An investor cannot invest directly in an index.

BNY Hamilton High Yield Fund


 Investment Considerations--Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

 Although the Fund's yield may be higher than that of fixed income funds that purchase higher-rate securities, the potentially higher yield is a function of the greater risk that the Fund's share price may decline.

An Interview with Michael McEachern, CFA, Senior Portfolio Manager

Q: What factors influenced the investment environment for high-yield bonds during 2004?
A: The year 2004 marked the second year in a row that the lowest-quality bonds performed the best as investors again stretched for yield in a low interest-rate environment. Within the high-yield spectrum, this meant that BB and B rated bonds--the upper tiers of non-investment grade bonds--lagged behind CCC rated issues.

   While new issuance of CCC debt reached record levels in 2004, we believe a look behind those numbers is in order. Despite the heavy new issuance of high-yield debt, the total par value of outstanding high-yield debt did not increase, and by some measures it actually fell. This is because a majority of the new issuance was used to refinance debt and bank loans--two activities that are very positive for credit fundamentals.

   At this point, we believe that the prices of CCC and other very low-quality bonds are a bit high, and do not fully reflect their risk. We are, however, finding very attractive opportunities among healthy BB and B rated securities--the territory that we emphasize in this Fund.

Q: Given this context, how did the Fund perform?
A: For the twelve months ended December 31, 2004, the Fund returned 8.08% for Institutional Class Shares and 7.80% for Class A Shares. For the same period, the Merrill Lynch BB-B Non-Distressed Index returned 9.84%. Class C Shares returned 5.48% since inception (July 26, 2004) versus 6.89% for the Merrill Lynch BB-B Non-Distressed Index during the same period.

Q: What factors accounted for the Fund's performance?
A: Because our investment strategy focuses on the healthier, higher-rated portion of the high-yield bond market, we do not invest in CCC or distressed bonds. In our view, this is an appropriate long-term strategy, but it can cause us to underperform relative to other funds that invest significantly in these lower-grade bonds during periods of improving investor optimism.

   We continue to follow our bottom-up, research-oriented investment approach, which has resulted in stable portfolio returns with relatively low volatility over the past seven years. We have posted these results without any defaults or distressed sales in the portfolio.

Q: Which of the Fund's holdings were the best performers?
A: Approximately 10% of the Fund's holdings saw their credit ratings upgraded to investment grade in 2004. These issues enjoyed significant price appreciation as a result. In addition, Georgia Pacific--one of the portfolio's best performers for the year--appears to be on the road to a BBB upgrade.

   Other holdings making strong contributions to returns were issues from Western Oil Sands, which benefited from strong management and high oil prices, and The Gap, which staged a comeback in its retail clothing operations after stumbling in previous years.

Q: How did the portfolio's composition change over the year?
A: Early in the year, we added to our overweighting in bonds from the Energy, Broadcasting/Media, and Cable TV sectors, which we believe offer positive prospects. Throughout the year, we avoided sectors that we believed appeared more troubled, particularly Airlines.

   Portfolio composition and ratings are subject to change.

Q: What is your strategic outlook for 2005?
A: Looking to 2005, we see another year of steady, unexciting growth for the economy. Thus far, the positive and negative effects of the weak dollar on the economy are canceling each other out. This moderate economic momentum is very favorable for High Yield. Issuers are able to increase cash flow through revenue expansion, but do not have incentives to overbuild, over-borrow, or be overly aggressive in acquisitions.

   The effects of the weaker dollar on the portfolio have been generally positive. Given the outlook for continued weakness in the U.S. currency, we are planning to increase our overweighting in exporters--including paper, chemical and other manufacturing companies--that could do well in such an environment. We are cautious on home builders not only because of the risk of a downturn in new construction as a result of rising interest rates, but also because of lofty current valuations.

   We believe that the valuations on BB and higher-quality B securities are justified both on a fundamental and technical basis, and continue to find good opportunities in this area of the High Yield market. Demand remains stable for High Yield. We expect supply to remain relatively steady, with new issuance being at least partially offset by refinancings and upgrades.

                       Institutional Shares           Class A Shares
                    --------------------------- ---------------------------
                     Cumulative  Average Annual  Cumulative  Average Annual
        Period      Total Return  Total Return  Total Return  Total Return
        ------      ------------ -------------- ------------ --------------
    1 Year.........     8.08%        8.08%          7.80%        7.80%
    Since Inception
      (5/01/03)....    15.06%        8.77%         14.60%        8.52%

Returns for BNY Hamilton Funds are after fees.
                                         [CHART]

     Merrill Lynch BB-B
     High Yield           Non-Distressed
     Fund                 Index
     ----------         ------------------
     5/1/2003                   $10,000               $10,000
     6/30/2003                   10,120                10,693
     9/30/2003                   10,217                10,883
     12/31/2003                  10,647                11,451
     3/31/2004                   10,876                11,728
     6/30/2004                   10,714                11,585
     9/30/2004                   11,210                12,157
     12/31/2004                  11,506                12,581


This chart represents historical performance of a hypothetical investment of $10,000 in the High Yield Fund from 5/1/03 to 12/31/04.

TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.BNYHAMILTON.COM. The Advisor has agreed to limit the expenses of the Fund to 0.89% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 0.89% of its average daily net assets. Management is committed to maintain fee waivers/expense reimbursements which are currently in effect until April, 2007. Prior to July 1, 2004, Management reserved the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Inception date for this Fund is 5/1/03.

The Merrill Lynch BB-B Non Distressed Index is a sub-index of the Merrill Lynch High Yield Master Index composed of BB and B compositely rated bonds with an Option Adjusted Spread (OAS) of less than 1,000 basis points relative to duration matched Treasuries. The index does not have any fees or expenses. An investor cannot invest directly in an index.

BNY Hamilton U.S. Bond Market Index Fund


 Investment Considerations--Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

 The performance of the Fund is expected to be lower than that of the Lehman Brothers Aggregate Bond Index because of Fund fees and expenses.

An Interview with William Baird, Vice President and Portfolio Manager

Q: What factors influenced the investment environment for U.S. bonds in 2004?
A: All of the "spread" (non-Treasury) bond sectors--corporate, mortgage-backed, asset-backed, and agency securities--outperformed Treasurys in 2004. In the investment grade corporate bond market, lower-rated bonds outperformed their higher-quality counterparts. BBB-rated securities, the lowest tier of investment-grade bonds, fared the best and provided more than two percentage points of excess return over Treasurys. Longer-maturity corporates outperformed shorter-term issues.

   Securitized bonds (mortgages, commercial mortgages, and asset-backed securities) did not match the performance of corporates, but still provided significant excess return relative to Treasurys.

   The yield curve flattened considerably during the year. The main factor driving this narrowing of the gap between short- and long-term yields was the Federal Reserve, which raised the federal funds target rate five times, taking it to 2.25% from 1.00%. Yields on shorter-maturity Treasurys rose, while longer-maturity Treasury yields declined. By the end of the year, the spread between yields on two- and 30-year Treasuries narrowed by almost 1.5 percentage points.

Q: Given this context, how did the Fund perform?
A: The U.S. Bond Market Index Fund is designed to track the risk and return characteristics of its benchmark, the Lehman Brothers Aggregate Bond Index. The Fund returned 4.25% for Institutional Class Shares and 4.00% for Investor Class Shares for the twelve months ended December 31, 2004. For the same period, the Lehman Brothers Aggregate Bond Index returned 4.34%.

Q: How did the portfolio's composition change over the year?
A: The Fund's composition will vary according to any changes that may take place in the Lehman Brothers Aggregate Bond Index it seeks to track. During the period, there were no major shifts in the Index's composition.

   Portfolio composition and ratings are subject to change.

Q: What is your strategic outlook for 2005?
A: As an indexed portfolio, the Fund does not seek to make active investment decisions in anticipation of or response to economic and market conditions. The Fund will continue to attempt to match the performance of the Lehman Aggregate Bond Index by holding fixed income securities in proportions required to reproduce as closely as possible the sector, yield curve, and credit quality characteristics of that index.

                                    Institutional Shares           Investor Shares
                                 --------------------------- ---------------------------
                                  Cumulative  Average Annual  Cumulative  Average Annual
            Period               Total Return  Total Return  Total Return  Total Return
            ------               ------------ -------------- ------------ --------------
1 Year..........................     4.25%        4.25%         4.00%         4.00%
3 Year..........................    18.84%        5.92%           N/A           N/A
Since Inception.................    40.44%        7.53%         9.75%         4.20%
  4/28/00--Institutional Shares
  9/27/02--Investor Shares

Returns for BNY Hamilton Funds are after fees.
                                      [CHART]

  Lehman Bros.
  U.S. Bond           Aggregate
  Market Index Fund      Bond Index
  --------------         ------------
  4/28/2000                  $10,000               $10,000
  6/30/2000                   10,168                10,203
  9/30/2000                   10,470                10,511
  12/31/2000                  10,921                10,954
  3/31/2001                   11,221                11,285
  6/30/2001                   11,275                11,348
  9/30/2001                   11,788                11,872
  12/31/2001                  11,802                11,876
  3/31/2002                   11,801                11,888
  6/30/2002                   12,207                12,328
  9/30/2002                   12,785                12,894
  12/31/2002                  12,994                13,096
  3/31/2003                   13,153                13,278
  6/30/2003                   13,487                13,610
  9/30/2003                   13,453                13,590
  12/31/2003                  13,472                13,634
  3/31/2004                   13,831                13,996
  6/30/2004                   13,487                13,655
  9/30/2004                   13,916                14,091
  12/31/2004                  14,044                14,226


This chart represents historical performance of a hypothetical investment of $10,000 in the U.S. Bond Market Index Fund from 4/28/00 to 12/31/04.

TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.BNYHAMILTON.COM. The Advisor and sub-administrator have agreed to limit the expenses of the Fund to 0.35% of its average daily net assets. The Advisor and sub-administrator will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 0.35% of its average daily net assets. Management is committed to maintain fee waiver/expense reimbursements which are currently in effect until April, 2007. Prior to July 1, 2004, Management reserved the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the cumulative total return and the average annual return would have been lower. Inception date for this Fund is April 28, 2000.

Lehman Brothers Indexes are unmanaged indexes, which generally represent broad market averages for fixed-income securities. An investor cannot invest directly in an index.

BNY Hamilton Funds

Fees and Expenses (Unaudited)

As a shareholder of the BNY Hamilton Funds, you incur management fees, distribution fees and/or shareholder service fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six months ended December 31, 2004.

Actual Expenses
The first line of each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divide by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on the Portfolios' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolios' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other Funds. To do so, compare the 5% hypothetical example with the hypothetical example that appears in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                              BEGINNING  ENDING      ANNUALIZED
                                               ACCOUNT  ACCOUNT    EXPENSE RATIO     EXPENSES PAID
                                                VALUE    VALUE      BASED ON THE      DURING THE
                                              07/01/04  12/31/04  SIX-MONTH PERIOD SIX-MONTH PERIOD*
BNY HAMILTON INTERMEDIATE TAX-EXEMPT
FUND--CLASS A SHARES
Actual                                        $1,000.00 $1,032.40      0.98%             $4.98
Hypothetical (5% return before expenses)      $1,000.00 $1,020.23      0.98%             $4.95
----------------------------------------------------------------------------------------------------
BNY HAMILTON INTERMEDIATE TAX-EXEMPT
FUND--INSTITUTIONAL SHARES
Actual                                        $1,000.00 $1,033.80      0.73%             $3.72
Hypothetical (5% return before expenses)      $1,000.00 $1,021.48      0.73%             $3.69
----------------------------------------------------------------------------------------------------
BNY HAMILTON NEW YORK INTERMEDIATE TAX-EXEMPT
FUND--CLASS A SHARES
Actual                                        $1,000.00 $1,032.60      0.84%             $4.29
Hypothetical (5% return before expenses)      $1,000.00 $1,020.91      0.84%             $4.27
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                              BEGINNING  ENDING      ANNUALIZED
                                               ACCOUNT  ACCOUNT    EXPENSE RATIO     EXPENSES PAID
                                                VALUE    VALUE      BASED ON THE      DURING THE
                                              07/01/04  12/31/04  SIX-MONTH PERIOD SIX-MONTH PERIOD*
BNY HAMILTON NEW YORK INTERMEDIATE TAX-EXEMPT
FUND--CLASS C SHARES
Actual                                        $1,000.00 $1,033.90      1.58%             $8.08
Hypothetical (5% return before expenses)      $1,000.00 $1,017.19      1.58%             $8.02
----------------------------------------------------------------------------------------------------
BNY HAMILTON NEW YORK INTERMEDIATE TAX-EXEMPT
FUND--INSTITUTIONAL SHARES
Actual                                        $1,000.00 $1,033.90      0.59%             $3.02
Hypothetical (5% return before expenses)      $1,000.00 $1,022.17      0.59%             $3.00
----------------------------------------------------------------------------------------------------
BNY HAMILTON INTERMEDIATE GOVERNMENT
FUND--CLASS A SHARES
Actual                                        $1,000.00 $1,030.60      0.90%             $4.60
Hypothetical (5% return before expenses)      $1,000.00 $1,020.61      0.90%             $4.57
----------------------------------------------------------------------------------------------------
BNY HAMILTON INTERMEDIATE GOVERNMENT
FUND--INSTITUTIONAL SHARES
Actual                                        $1,000.00 $1,031.80      0.65%             $3.32
Hypothetical (5% return before expenses)      $1,000.00 $1,021.87      0.65%             $3.30
----------------------------------------------------------------------------------------------------
BNY HAMILTON INTERMEDIATE INVESTMENT GRADE
FUND--CLASS A SHARES
Actual                                        $1,000.00 $1,037.70      0.92%             $4.69
Hypothetical (5% return before expenses)      $1,000.00 $1,020.53      0.92%             $4.65
----------------------------------------------------------------------------------------------------
BNY HAMILTON INTERMEDIATE INVESTMENT GRADE
FUND--CLASS C SHARES
Actual                                        $1,000.00 $1,003.10      1.69%             $8.53
Hypothetical (5% return before expenses)      $1,000.00 $1,016.62      1.69%             $8.58
----------------------------------------------------------------------------------------------------
BNY HAMILTON INTERMEDIATE INVESTMENT GRADE
FUND--INSTITUTIONAL SHARES
Actual                                        $1,000.00 $1,039.00      0.67%             $3.42
Hypothetical (5% return before expenses)      $1,000.00 $1,021.78      0.67%             $3.39
----------------------------------------------------------------------------------------------------
BNY HAMILTON HIGH YIELD FUND--CLASS A SHARES
Actual                                        $1,000.00 $1,072.60      1.14%             $5.94
Hypothetical (5% return before expenses)      $1,000.00 $1,019.41      1.14%             $5.79
----------------------------------------------------------------------------------------------------
BNY HAMILTON HIGH YIELD FUND--CLASS C SHARES
Actual                                        $1,000.00 $1,054.80      1.89%             $9.76
Hypothetical (5% return before expenses)      $1,000.00 $1,015.64      1.89%             $9.57
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                   BEGINNING  ENDING      ANNUALIZED
                                                    ACCOUNT  ACCOUNT    EXPENSE RATIO     EXPENSES PAID
                                                     VALUE    VALUE      BASED ON THE      DURING THE
                                                   07/01/04  12/31/04  SIX-MONTH PERIOD SIX-MONTH PERIOD*
BNY HAMILTON HIGH YIELD FUND--INSTITUTIONAL SHARES
Actual                                             $1,000.00 $1,073.94      0.89%             $4.63
Hypothetical (5% return before expenses)           $1,000.00 $1,020.67      0.89%             $4.51
---------------------------------------------------------------------------------------------------------
BNY HAMILTON U.S. BOND MARKET INDEX
FUND--INSTITUTIONAL SHARES
Actual                                             $1,000.00 $1,041.30      0.35%             $1.80
Hypothetical (5% return before expenses)           $1,000.00 $1,023.38      0.35%             $1.78
---------------------------------------------------------------------------------------------------------
BNY HAMILTON U.S. BOND MARKET INDEX
FUND--INVESTOR SHARES
Actual                                             $1,000.00 $1,039.84      0.60%             $3.09
Hypothetical (5% return before expenses)           $1,000.00 $1,022.11      0.60%             $3.06
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 *Fundexpenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2004, and divided by the 366 days in the Fund's current fiscal year (to reflect the six-month period). Expense ratios for the most recent fiscal half-year may differ from expense ratios based on the one year data in the financial highlights.

         BNY Hamilton Intermediate Tax-Exempt Fund

         Portfolio Summary (Unaudited)

         December 31, 2004

                                                     %of
                                                  Net Assets
                                                  ----------
                    General Obligations..........    34.7%
                    Education....................    16.3
                    Utilities....................    10.6
                    Special Tax..................     9.0
                    PreRefunded Securities.......     7.6
                    Transportation...............     5.6
                    Housing......................     5.0
                    State Appropriation..........     4.8
                    Other........................     2.5
                    Healthcare...................     1.2
                    Waste Management.............     0.4
                    Money Market Fund............     1.0
                    Other assets less liabilities     1.3
                                                    -----
                    Total........................   100.0%
                                                    -----

Portfolio composition is subject to change.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         December 31, 2004

                                                      %of
                                                   Net Assets
                                                   ----------
                   Special Tax....................    21.5%
                   State Appropriation............    18.2
                   Utilities......................    11.9
                   General Obligations............    11.4
                   PreRefunded/Escrowed Securities     6.6
                   Other..........................     6.3
                   Housing........................     6.1
                   Healthcare.....................     5.5
                   Education......................     4.8
                   Industrial Development Bonds...     3.0
                   Transportation.................     2.7
                   Money Market Fund..............     1.0
                   Other assets less liabilities..     1.0
                                                     -----
                   Total..........................   100.0%
                                                     -----

Portfolio composition is subject to change.

         BNY Hamilton Intermediate Government Fund

         December 31, 2004

                                                       %of
                                                    Net Assets
                                                    ----------
                  Mortgage-Backed Securities.......    30.9%
                  United States Treasury Securities    27.9
                  United States Government Agencies    26.3
                  Money Market Fund................    14.0
                  Other assets less liabilities....     0.9
                                                      -----
                  Total............................   100.0%
                                                      -----

Portfolio composition is subject to change.

         BNY Hamilton Intermediate Investment Grade Fund

         December 31, 2004

                                                       %of
                                                    Net Assets
                                                    ----------
                  Mortgage-Backed Securities.......    45.2%
                  United States Government Agencies    14.2
                  United States Treasury Securities    12.3
                  Corporate Bonds..................    23.2
                  Foreign Government Agencies......     0.5
                  Money Market Fund................     4.1
                  Other assets less liabilities....     0.5
                                                      -----
                  Total............................   100.0%
                                                      -----

Portfolio composition is subject to change.

         BNY Hamilton High Yield Fund

         December 31, 2004

                                                     %of
                                                  Net Assets
                                                  ----------
                    Corporate Bonds..............    94.9%
                    Convertible Bonds............     0.5
                    Preferred Bonds..............     0.1
                    Money Market Fund............     3.8
                    Other assets less liabilities     0.7
                                                    -----
                    Total........................   100.0%
                                                    -----

Portfolio composition is subject to change.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2004

                                                       %of
                                                    Net Assets
                                                    ----------
                  Mortgage-Backed Securities.......    37.3%
                  Corporate Bonds..................    24.9
                  United States Treasury Securities    23.2
                  United States Government Agencies    11.7
                  Foreign Government Agencies......     1.8
                  Money Market Fund................     9.7
                  Other assets less liabilities....    (8.6)
                                                      -----
                  Total............................   100.0%
                                                      -----

Portfolio composition is subject to change.

         BNY Hamilton Intermediate Tax-Exempt Fund

         Schedule of Investments

         December 31, 2004

                                                           Moody's
Principal                                                    /S&P   Interest Maturity
 Amount                                                    Ratings*   Rate     Date     Value
----------                                                 -------- -------- -------- ----------
           Municipal Bonds--97.7%
           Education--16.3%
$2,000,000 Colorado University Enterprise System
           Revenue, Series A, FGIC Insured+............... Aaa/AAA   4.750%  6/01/16  $2,116,440
 1,700,000 Delaware County Authority Revenue
           (Villanova University), Floating Rate
           Note++......................................... Aa2/AA-   2.000   8/01/17   1,691,857
 2,500,000 District of Columbia (Georgetown University),
           Series A, MBIA Insured+........................ Aaa/AAA   6.000   4/01/18   2,791,600
 2,000,000 District of Columbia Revenue (George
           Washington University), MBIA Insured+.......... Aaa/AAA   5.500   9/15/07   2,158,840
 1,000,000 Illinois Educational Facility Authority Revenue
           (University of Chicago), Series A.............. Aa1/AA    5.000   7/01/08   1,081,540
 1,500,000 Indiana University Student Fee, Series M....... Aa2/AA    5.750   8/01/10   1,711,095
 1,425,000 Indiana University Student Fee, Series N,
           MBIA Insured+.................................. Aaa/AAA   5.000   8/01/11   1,571,875
 2,825,000 Metropolitan Govt. Nashville and Davidson
           County Tennessee H & E Facility (Vanderbilt
           University).................................... Aa2/AA    5.000   10/01/19  3,032,751
 1,410,000 Minnesota State Higher Education Facilities
           Authority Revenue (Macalester College),
           Series 6-B..................................... Aa3/NR    5.000   3/01/14   1,557,909
 1,000,000 Minnesota State Higher Education Facilities
           Authority Revenue (Carleton College)........... Aa2/NR    5.300   11/01/13  1,072,970
 1,000,000 New Jersey State Educational Facility Authority
           Revenue (Princeton Theological Seminary),
           Series G....................................... Aaa/AAA   4.250   7/01/18   1,015,700
 1,000,000 New Jersey State Educational Facility Authority
           Revenue (Rowan University), Series C, FGIC
           Insured+....................................... Aaa/AAA   5.250   7/01/13   1,111,780
 1,140,000 New York State Dormitory Authority
           Revenue (Barnard College), AMBAC
           Insured+....................................... Aaa/AAA   5.250   7/01/16   1,223,357

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         December 31, 2004

                                                     Moody's
Principal                                              /S&P   Interest Maturity
 Amount                                              Ratings*   Rate     Date      Value
----------                                           -------- -------- -------- -----------
           Municipal Bonds (Continued)
$2,000,000 New York State Dormitory Authority
           Revenue (Columbia University), Series A.. Aaa/AAA   5.250%  7/01/21  $ 2,195,480
 1,000,000 New York State Dormitory Authority
           Revenue (Cornell University)............. Aa1/AA+   5.400   7/01/14    1,062,320
 1,000,000 Private Colleges & Universities Authority
           (Emory University Project), Series A..... Aa2/AA    5.500   11/01/06   1,058,330
 1,000,000 Southwest Higher Education Authority
           Revenue, (Southern Methodist University
           Project), AMBAC Insured+................. Aaa/AAA   5.500   10/01/14   1,127,800
 1,000,000 Swarthmore Borough Authority Pennsylvania
           (Swarthmore College)..................... Aa1/AA+   5.000   9/15/08    1,086,550
 1,000,000 Swarthmore Borough Authority Pennsylvania
           (Swarthmore College)..................... Aa1/AA+   5.250   9/15/09    1,108,340
 2,185,000 Texas A & M University Revenue........... Aa1/AA+   5.000   5/15/08    2,308,431
 1,500,000 Texas A & M University Revenue........... Aa1/AA+   5.350   5/15/15    1,631,835
 2,260,000 Texas A & M University Revenue, Series A. Aa1/AA+   5.375   5/15/15    2,495,988
 2,000,000 Texas Technical University Revenue,
           Series 9................................. Aaa/AAA   5.000   2/15/12    2,212,820
 2,405,000 University of Maryland Systems Auxiliary
           Facilities & Tuition Revenue, Series A... Aa3/AA    5.000   4/01/17    2,604,062
 1,000,000 University of Virginia, Series A......... Aaa/AAA   5.000   6/01/06    1,039,770
 1,665,000 University of Virginia, Series B......... Aaa/AAA   5.000   6/01/18    1,800,248
                                                                                -----------
                                                                                 43,869,688
                                                                                -----------
           General Obligations--34.7%
 1,000,000 Aldine Texas Independent School District. Aaa/AAA   5.375   2/15/09    1,058,180
 3,000,000 Austin Texas............................. Aa2/AA+   5.000   9/01/17    3,210,540
 1,000,000 Austin Texas Independent School District. Aaa/AAA   5.000   8/01/15    1,106,310
 5,000,000 California State Economic Recovery,
           Series A................................. Aa3/AA-   5.000   7/01/15    5,516,650
 3,000,000 Chicago Illinois, FSA Insured+........... Aaa/AAA   5.500   1/01/12    3,401,520
 3,800,000 Chicago Illinois, Series A, FSA Insured+. Aaa/AAA   5.250   1/01/29    4,037,917
 2,650,000 Conneticut State, Series D............... Aaa/AAA   5.000   8/01/07    2,828,610

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         December 31, 2004

                                                          Moody's
Principal                                                   /S&P   Interest Maturity
 Amount                                                   Ratings*   Rate     Date     Value
----------                                                -------- -------- -------- ----------
           Municipal Bonds (Continued)
$1,500,000 Dallas Texas.................................. Aa1/AA+   5.500%  2/15/06  $1,556,145
 2,500,000 Delaware State, Series A...................... Aaa/AAA   5.125   4/01/05   2,520,225
 2,130,000 Delaware State, Series A...................... Aaa/AAA   5.000   7/01/06   2,220,099
 2,000,000 Durham County North Carolina, Series B........ Aaa/AAA   5.000   4/01/15   2,183,840
 1,460,000 Florida State Board of Educational Cap Outlay,
           Series A...................................... Aa1/AA+   5.250   6/01/16   1,529,277
 1,000,000 Georgia State, Series C....................... Aaa/AAA   5.750   7/01/13   1,132,250
 5,000,000 Georgia State, Series D....................... Aaa/AAA   2.000   12/01/23  3,495,550
 1,300,000 Harris County Texas........................... Aa1/AA    5.000   8/15/14   1,380,249
   390,000 Houston Texas Public Improvement,
           Series A...................................... Aa3/AA-   5.250   3/01/13     425,182
 2,000,000 Illinois State, 1st Series.................... Aa3/AA    5.000   8/01/07   2,130,140
 1,140,000 King County Washington, Public
           Transportation, Series A...................... Aa1/AA+   5.000   12/01/14  1,233,594
 1,575,000 Klein Texas Independent School District....... Aaa/AAA   5.000   8/01/19   1,670,634
 1,500,000 Lake County Illinois First District Land
           Acquisition & Development..................... Aaa/AAA   5.500   12/15/10  1,698,210
 2,185,000 Maryland State & Local Facilities Loan-2nd
           Series........................................ Aaa/AAA   5.250   6/15/05   2,218,212
 2,000,000 Maryland State & Local Facilities Loan-3rd
           Series........................................ Aaa/AAA   5.000   10/15/07  2,098,360
 1,400,000 Maryland State & Local Facilities Loan-3rd
           Series........................................ Aaa/AAA   5.000   10/15/09  1,482,320
 1,450,000 Massachusetts State, Series B................. Aa2/AA-   4.000   8/01/06   1,489,687
 3,000,000 Massachusetts State, Series D, AMBAC
           Insured+...................................... Aaa/AAA   5.500   10/01/19  3,479,310
 1,700,000 Maui County Hawaii, MBIA
           Insured+...................................... Aaa/AAA   5.000   9/01/06   1,776,279
 1,500,000 Middlesex County, New Jersey.................. Aa1/AAA   5.000   10/01/06  1,573,260
 1,340,000 Minnesota State............................... Aa1/AAA   5.000   11/01/18  1,443,368
 1,000,000 Mississippi State............................. Aa3/AA    5.250   12/01/10  1,121,580
 1,250,000 Missouri State 3rd Street Building, Series A.. Aaa/AAA   5.000   10/01/05  1,278,300

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         December 31, 2004

                                                       Moody's
Principal                                                /S&P   Interest Maturity
 Amount                                                Ratings*   Rate     Date      Value
----------                                             -------- -------- -------- -----------
           Municipal Bonds (Continued)
$1,290,000 Montana State, Long Range Building Program,
           Series D................................... Aa3/AA-   5.000%  8/01/08  $ 1,403,688
 1,215,000 Nevada State Municipal Bond Bank Project
           #52, Series A.............................. Aa2/AAA   6.375   5/15/06    1,281,497
 2,760,000 Nevada State Municipal Bond Bank Project
           #66 & #67, Series A........................ Aa2/AA    5.250   5/15/10    2,983,008
 1,000,000 New York State, Series F...................  A1/AA    5.000   9/15/06    1,045,780
 2,000,000 Ohio State Revenue......................... Aa3/AA    4.500   6/15/06    2,065,060
 1,000,000 Omaha Nebraska, Series A................... Aaa/AAA   6.500   12/01/16   1,266,710
 3,000,000 Plano Texas Independent School District.... Aaa/AAA   5.000   2/15/18    3,187,410
 2,155,000 Raleigh North Carolina Public Improvement,
           Series A................................... Aaa/AAA   3.250   4/01/16    2,040,785
 1,400,000 Reedy Creek Improvement District, Florida,
           Series A, MBIA Insured+.................... Aaa/AAA   5.750   6/01/19    1,421,672
 2,755,000 Texas State Refunding Water Financial
           Assistance, Series A & C................... Aa1/AA    5.000   8/01/09    2,963,443
 3,385,000 Texas State Water Development.............. Aa1/AA    5.500   8/01/16    3,627,771
 1,650,000 Union County New Jersey General
           Improvement................................ Aa1/AA+   5.000   2/01/15    1,774,212
 2,095,000 Washington State Motor Vehicle Fuel Tax,
           Series B, FGIC Insured+.................... Aaa/AAA   5.000   7/01/06    2,179,513
 1,000,000 Washington State, Series A................. Aa1/AA    6.700   2/01/05    1,003,955
 1,490,000 Washington State, Series R-98A............. Aa1/AA    5.000   7/01/12    1,577,135
 1,250,000 Washington State, Series R-98A............. Aa1/AA    5.000   7/01/14    1,323,100
                                                                                  -----------
                                                                                   93,440,537
                                                                                  -----------
           Healthcare--1.2%
 1,040,000 New Jersey Health Care Facilities Financing
           Authority Revenue (Robert Wood Johnson
           University Hospital).......................  A2/A     5.250   7/01/12    1,121,172
 2,000,000 Tampa Florida Revenue Health System--
           Catholic Health East, MBIA Insured+........ Aaa/AAA   5.500   11/15/06   2,113,720
                                                                                  -----------
                                                                                    3,234,892
                                                                                  -----------

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         December 31, 2004

                                                         Moody's
Principal                                                  /S&P   Interest Maturity
 Amount                                                  Ratings*   Rate     Date      Value
----------                                               -------- -------- -------- -----------
           Municipal Bonds (Continued)
           Housing--5.0%
$1,740,000 California Statewide Community Development
           Authority Revenue............................ Aaa/AAA   5.250%  7/01/15  $ 1,927,137
 1,210,000 Colorado Housing & Finance Authority Single
           Family Mortgage Class I-A-4.................. Aaa/AAA   4.900   11/01/11   1,273,900
   840,000 Maine State Housing Authority-Housing
           Mortgage Finance Program, Series C........... Aa1/AA+   5.300   11/15/23     881,328
 1,435,000 Missouri State Housing Development Single
           Family Mortgage Revenue (Homeown Loan
           Program), Series A, GNMA/FNMA
           Insured+..................................... NR/AAA    5.050   9/01/24    1,468,593
 1,245,000 Nebraska Housing Finance Authority Single
           Family, Series D, GNMA/FNMA/FHLMC
           Insured+..................................... NR/AAA    5.250   9/01/22    1,286,944
 1,000,000 Nebraska Housing Finance Authority Single
           Family, Series F............................. NR/AAA    4.400   3/01/20      995,570
 1,500,000 New York State Mortgage Agency,
           Series 101................................... Aa1/NR    5.000   10/01/18   1,564,425
 1,000,000 Pennsylvania Housing Finance Agency Single
           Family Mortgage, Series 73B.................. Aa2/AA+   5.000   4/01/16    1,052,540
 1,970,000 Texas State Department of Housing and
           Community Affairs, Series A, GNMA/FNMA/
           MBIA Insured+................................ Aaa/AAA   5.450   9/01/23    2,057,173
 1,010,000 Vermont Housing Finance Agency, Series 16A,
           FSA Insured+................................. Aaa/AAA   4.850   5/01/11    1,067,459
                                                                                    -----------
                                                                                     13,575,069
                                                                                    -----------
           Other--2.5%
 1,000,000 New York State Dormitory Authority Lease
           Revenue Court Facilities, Westchester County,
           AMBAC Insured+............................... Aa1/AA+   5.250   8/01/13    1,091,720
 5,200,000 Oklahoma Development Finance Authority
           Revenue (Samuel Roberts Noble, Inc.)......... Aaa/AAA   5.000   5/01/08    5,626,452
                                                                                    -----------
                                                                                      6,718,172
                                                                                    -----------

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         December 31, 2004

                                                            Moody's
Principal                                                     /S&P   Interest Maturity
 Amount                                                     Ratings*   Rate     Date      Value
----------                                                  -------- -------- -------- -----------
           Municipal Bonds (Continued)
           Pre-Refunded Securities--7.6%
$1,250,000 Jacksonville Florida Electrical Authority
           Revenue (St. John's River), Series 11........... Aa2/AA    5.375%  10/01/11 $ 1,265,775
 2,000,000 Jacksonville Florida Health Facilities Authority
           Hospital Revenue (Charity Obligation Group),
           Series C, ETM................................... Aa2/NR    4.875   8/15/07    2,128,700
 1,660,000 Johnson County Kansas Unified School District
           No. 233, Series A, FGIC Insured+................ Aaa/NR    5.375   9/01/14    1,829,652
 1,005,000 Kansas State Department of Transportation
           Highway Revenue, Series A, ETM.................. Aa2/AA+   5.375   3/01/07    1,070,737
 1,135,000 Lower Colorado River Authority, Texas
           Revenue, ETM.................................... Aaa/AAA   5.000   1/01/15    1,261,405
   115,000 Monroe County New York, AMBAC
           Insured+........................................ Aaa/AAA   6.000   6/01/11      117,945
 2,960,000 Nebraska Public Power District Revenue,
           Series A, MBIA Insured+......................... Aaa/AAA   5.250   1/01/14    3,233,948
 2,000,000 New Jersey State Highway Authority Garden
           State Parkway General Revenue, ETM.............. A1/AAA    5.150   1/01/07    2,111,200
    50,000 New Jersey State Turnpike Authority
           Revenue, ETM.................................... Aaa/AAA   5.875   1/01/08       52,821
 2,685,000 North Carolina Eastern Municipal Power
           Agency System Revenue, Series A, ETM............ Aaa/BBB   5.000   1/01/17    2,981,854
 4,000,000 North Carolina Municipal Power Agency
           No. 1, Catawaba Electric Revenue, ETM........... A3/AAA    5.500   1/01/13    4,571,999
                                                                                       -----------
                                                                                        20,626,036
                                                                                       -----------
           Special Tax--9.0%
 1,100,000 Chicago Illinois Sales Tax Revenue, FGIC
           Insured+........................................ Aaa/AAA   5.000   1/01/08    1,179,992
 1,000,000 Connecticut State Special Tax Obligation
           Revenue, Series B, FSA Insured+................. Aaa/AAA   5.000   10/01/05   1,022,420
 1,100,000 Indiana Bond Bank Revenue, Series A............. NR/AAA    5.750   2/01/06    1,141,195

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         December 31, 2004

                                                      Moody's
Principal                                               /S&P   Interest Maturity
 Amount                                               Ratings*   Rate     Date      Value
----------                                            -------- -------- -------- -----------
           Municipal Bonds (Continued)
$2,000,000 Indianapolis Industrial Local Public
           Improvement Bank, Series A................ Aaa/AAA   5.500%  2/01/08  $ 2,178,560
 2,000,000 Municipal Assistance Corp. for New York
           City, Series E............................ Aaa/AAA   6.000   7/01/05    2,040,520
 2,500,000 Municipal Assistance Corp. for New York
           City, Series E............................ Aaa/AAA   6.000   7/01/06    2,642,475
 1,000,000 New York City, New York Transitional
           Finance Authority Revenue, Series A....... Aa2/AA+   5.250   11/15/12   1,099,690
 3,000,000 New York City, New York Transitional
           Finance Authority Revenue, Series B....... Aa2/AA+   5.100   11/15/07   3,224,130
 1,805,000 New York State Local Government Assistance
           Corp., Series A...........................  A1/AA    6.000   4/01/06    1,888,120
 2,500,000 New York State Local Government Assistance
           Corp., Series A...........................  A1/AA    5.400   4/01/13    2,674,925
 2,000,000 New York State Local Government Assistance
           Corp., Series A, AMBAC Insured+........... Aaa/AAA   5.000   4/01/09    2,128,480
   100,000 New York State Local Government Assistance
           Corp., Series A, Floating Rate Note++..... Aa2/AA-   1.030   4/01/22      100,000
 2,595,000 New York State Local Government Assistance
           Corp., Series C...........................  A1/AA    6.000   4/01/12    3,026,964
                                                                                 -----------
                                                                                  24,347,471
                                                                                 -----------
           State Appropriation--4.8%
 2,000,000 Metropolitan Transportation Authority,
           Series A.................................. Aaa/AAA   5.250   4/01/13    2,180,500
 3,000,000 New York State Dormitory Authority
           Revenue State University Educational
           Facilities................................  A2/AA-   6.000   5/15/07    3,245,760
 2,450,000 New York State Dormitory Authority
           Revenue, 4201 School Program.............. Baa1/AA-  5.000   7/01/08    2,633,603
 3,100,000 New York State Dormitory Authority
           Revenue, Series B, Floating Rate Note++...  A2/AA-   5.250   11/15/23   3,414,154

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         December 31, 2004

                                                          Moody's
Principal                                                   /S&P   Interest Maturity
 Amount                                                   Ratings*   Rate     Date      Value
----------                                                -------- -------- -------- -----------
           Municipal Bonds (Continued)
$1,400,000 New York State Thruway Authority Service
           Contract Revenue.............................. Aaa/AAA   5.500%  4/01/11  $ 1,575,112
                                                                                     -----------
                                                                                      13,049,129
                                                                                     -----------
           Transportation--5.6%
 4,000,000 Chicago Illinois O'Hare International Airport
           Revenue, Series A............................. Aaa/AAA   6.375   1/01/12    4,082,400
 1,745,000 Kansas State Department of Transportation
           Highway Revenue, Series A..................... Aa2/AA+   5.375   3/01/07    1,860,275
 1,000,000 New Jersey State Turnpike Authority
           Revenue, Series A............................. Aaa/AAA   5.000   1/01/19    1,071,460
 1,200,000 New Jersey State Turnpike Authority
           Revenue, Series C, MBIA Insured+.............. Aaa/AAA   6.500   1/01/08    1,341,960
 1,000,000 New York State Bridge Authority Revenue....... Aa2/AA-   5.000   1/01/07    1,053,290
 1,200,000 New York State Thruway Authority Revenue,
           Second General Highway & Bridge Trust
           Fund, Series A, MBIA Insured+................. Aaa/AAA   5.000   4/01/06    1,241,772
 2,105,000 Port of Seattle Washington Revenue, Series A,
           FGIC Insured+................................. Aaa/AAA   6.000   10/01/07   2,303,649
 2,000,000 Texas State Tunpike Authority................. Aa3/AA    5.000   6/01/08    2,157,960
                                                                                     -----------
                                                                                      15,112,766
                                                                                     -----------
           Utilities--12.3%
 2,650,000 Arizona Water Infrastructure Finance Authority
           Revenue (Water Quality), Series A............. Aaa/AAA   4.000   10/01/23   2,529,505
 2,500,000 Austin Texas Utility System Revenue, Series A,
           MBIA Insured+................................. Aaa/AAA   5.000   5/15/07    2,618,525
 3,150,000 Dade County Florida Water & Sewer System
           Revenue, FGIC Insured+........................ Aaa/AAA   6.250   10/01/07   3,472,497
 1,000,000 Energy Northwest Washington Electrical
           Revenue, Project No. 1, Series A, FSA
           Insured+...................................... Aaa/AAA   5.500   7/01/13    1,125,980

         BNY Hamilton Intermediate Tax-Exempt Fund

         December 31, 2004

                                                       Moody's
Principal                                                /S&P   Interest   Maturity
 Amount                                                Ratings*   Rate       Date      Value
----------                                             -------- --------   -------- ------------
           Municipal Bonds (Continued)
$1,500,000 Harris County Texas Flood Control District,
           Series A................................... Aa1/AA+   5.000%    10/01/06 $  1,569,030
 1,280,000 Long Island Power Authority, New York
           Electric System Revenue, FSA Insured+...... Aaa/AAA   0.000     6/01/15       848,346
 2,500,000 Long Island Power Authority, New York
           Electric System Revenue, Series A, FSA
           Insured+................................... Aaa/AAA   5.000     12/01/15    2,681,200
 4,000,000 Long Island Power Authority, New York,
           Electric System Revenue, Series B.......... Baa1/A-   5.250     12/01/12    4,432,119
 2,000,000 Michigan Municipal Bond Authority Revenue,
           Clean Water Revolving Fund................. Aaa/AAA   5.250     10/01/18    2,202,120
   140,000 Nebraska Public Power District Revenue,
           Series A................................... Aaa/AAA   5.250     1/01/14       151,598
 2,000,000 New York State Power Authority, Series A... Aa2/AA-   5.000     11/15/19    2,135,220
 1,000,000 Omaha Public Power District, Series A......  NR/AA    7.625     2/01/12     1,181,650
 1,320,000 Rhode Island Clean Water Protection Finance
           Agency, Series A........................... Aaa/AAA   5.000     10/01/11    1,441,282
 2,000,000 San Antonio Texas Electric & Gas, Series A. Aa1/AA    5.000     2/01/18     2,130,640
                                                                                    ------------
                                                                                      28,519,712
                                                                                    ------------
           Waste Management--0.4%
 1,000,000 Connecticut State Resource Recovery
           Authority, Series A, MBIA Insured+......... Aaa/AAA   5.500     11/15/12    1,074,370
                                                                                    ------------
           Total Municipal Bonds
           (Cost $254,299,252)........................                               263,567,842
                                                                                    ------------
 Number
of Shares
----------
           Tax-exempt Money Market Fund--1.0%
 2,579,765 BNY Hamilton New York Tax-Exempt
           Money Fund (Hamilton Shares)
           (Cost $2,579,765)..........................  NR/NR    1.640%(a)             2,579,765
                                                                                    ------------
           Total Investments
           (Cost $256,879,017)(b)--98.7%..............                               266,147,607
           Other assets less liabilities--1.3%........                                 3,409,111
                                                                                    ------------
           Net Assets--100.0%.........................                              $269,556,718
                                                                                    ------------

         BNY Hamilton Intermediate Tax-Exempt Fund

         December 31, 2004


AMBAC American Municipal Bond Assurance Corp.
ETM   Escrowed to maturity.
FGIC  Financial Guaranty Insurance Company.
FHLMC Federal Home Loan Mortgage Corp.
FNMA  National Mortgage Association.
FSA   Financial Security Assurance.
GNMA  Government National Mortgage Association.
MBIA  Municipal Bond Investors Assurance.
NR    Not Rated.
*     Unaudited.
+ Insured or guaranteed by the indicated municipal bond insurance corporation.
++ Represents interest rate in effect at December 31, 2004 for Floating Rates Notes.
(a)   Represents annualized 7 day yield at December 31, 2004.
(b) The cost of investments for Federal income tax purposes is $256,829,174. At December 31, 2004, net unrealized appreciation was $9,318,433 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $9,589,697 and aggregate gross unrealized depreciation of $271,264.

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         Diversification by State (Unaudited)

         December 31, 2004


                                                                   % of
                                                                  Total
                                                      Value     Net Assets
                                                   ------------ ----------
     Arizona...................................... $  2,529,505     0.9%
     California...................................    7,443,787     2.8
     Colorado.....................................    3,390,340     1.3
     Connecticut..................................    4,925,400     1.8
     Delaware.....................................    4,740,324     1.8
     District of Columbia.........................    4,950,440     1.8
     Florida......................................   11,931,640     4.4
     Georgia......................................    5,686,130     2.1
     Hawaii.......................................    1,776,279     0.7
     Illinois.....................................   17,611,720     6.5
     Indiana......................................    6,602,725     2.5
     Kansas.......................................    4,760,664     1.8
     Maine........................................      881,328     0.3
     Maryland.....................................    8,402,954     3.1
     Massachusetts................................    4,968,996     1.8
     Michigan.....................................    2,202,120     0.8
     Minnesota....................................    4,074,247     1.5
     Mississippi..................................    1,121,580     0.4
     Missouri.....................................    2,746,893     1.0
     Montana......................................    1,403,688     0.5
     Nebraska.....................................    8,116,420     3.0
     Nevada.......................................    4,264,505     1.6
     New Jersey...................................   11,173,565     4.1
     New York.....................................   52,567,407    19.5
     North Carolina...............................   11,778,478     4.4
     Ohio.........................................    2,065,060     0.8
     Oklahoma.....................................    5,626,452     2.1
     Pennsylvania.................................    4,939,287     1.8
     Rhode Island.................................    1,441,282     0.5
     Tennessee....................................    3,032,751     1.1
     Texas........................................   41,757,472    15.5
     Vermont......................................    1,067,459     0.4
     Virginia.....................................    2,840,018     1.1
     Washington...................................   10,746,926     4.0
     Tax-exempt money market fund (various states)    2,579,765     1.0
                                                   ------------   -----
     Total Value of Investments...................  266,147,607    98.7
     Other assets less liabilities................    3,409,111     1.3
                                                   ------------   -----
     Net Assets................................... $269,556,718   100.0%
                                                   ------------   -----

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         Statement of Assets and Liabilities

         December 31, 2004

          Assets:
            Non-affiliated investments at market value,
             (Cost $254,299,252)........................ $263,567,842
            Affiliated investments at market value,
             (Cost $2,579,765)..........................    2,579,765
            Receivables:
             Interest...................................    3,889,899
            Other assets................................       11,296
                                                         ------------
             Total Assets...............................  270,048,802
                                                         ------------
          Liabilities:
            Payables:
            Dividends...................................      233,894
            Services provided by The Bank of
             New York...................................      121,616
            Capital stock repurchased...................       24,909
            Accrued expenses and other liabilities......      111,665
                                                         ------------
             Total Liabilities..........................      492,084
                                                         ------------
          Net Assets:................................... $269,556,718
                                                         ------------
          Sources Of Net Assets:
            Capital stock @ par......................... $     26,693
            Paid in capital.............................  259,937,930
            Undistributed net investment income.........       49,843
            Accumulated net realized gain on
             investments................................      273,662
            Net unrealized appreciation on
             investments................................    9,268,590
                                                         ------------
          Net Assets.................................... $269,556,718
                                                         ------------
          Class A Shares:
            Net assets.................................. $  2,380,210
                                                         ------------
            Shares outstanding..........................      235,196
                                                         ------------
            Net asset value, offering price and
             repurchase price per share................. $      10.12
            Maximum sales charge--4.25% of public
             offering price.............................         0.45
                                                         ------------
            Maximum offering price...................... $      10.57
                                                         ------------
          Institutional Shares:
            Net assets.................................. $267,176,508
                                                         ------------
            Shares outstanding..........................   26,458,285
                                                         ------------
            Net asset value, offering price and
             repurchase price per share................. $      10.10
                                                         ------------
          Class A Shares authorized @ $.001 par
           value........................................  200,000,000
          Institutional Shares authorized @ $.001 par
           value........................................  200,000,000

                            Statement of Operations

                     For the year ended December 31, 2004

           Investment Income:
             Interest.................................. $10,583,402
             Interest from affiliated fund.............      49,305
                                                        -----------
              Total Income.............................  10,632,707
                                                        -----------
           Expenses:
             Advisory..................................   1,369,187
             Administration............................     445,239
             Accounting services.......................      30,167
             Transfer agent............................      67,272
             Custodian.................................      33,893
             Registration and filings..................      28,746
             Directors.................................      21,456
             Audit.....................................      18,409
             Legal.....................................      13,286
             Reports to shareholders...................      12,427
             12b-1 fee--Class A Shares.................       6,533
             Insurance.................................       5,521
             Cash management...........................       4,352
             Other.....................................      53,162
                                                        -----------
              Total Expenses...........................   2,109,650
             Fees waived by The Bank of New York
              (Note 3).................................     (22,997)
             Earnings credit adjustment (Note 3).......        (274)
                                                        -----------
              Net Expenses.............................   2,086,379
                                                        -----------
              Net Investment Income....................   8,546,328
                                                        -----------
           Realized And Unrealized Gain
            (loss) On Investments:
             Net realized gain on investments..........   1,735,068
             Decrease in unrealized appreciation/
              depreciation on investments..............  (4,399,424)
                                                        -----------
             Net realized and unrealized loss on
              investments..............................  (2,664,356)
                                                        -----------
             Net increase in net assets resulting from
              operations............................... $ 5,881,972
                                                        -----------

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         Statements of Changes in Net Assets

                                                                                     Year Ended December 31,
                                                                                   --------------------------
                                                                                       2004          2003
                                                                                   ------------  ------------
Operations:
  Net investment income........................................................... $  8,546,328  $  9,317,485
  Net realized gain on investments................................................    1,735,068     5,220,872
  Decrease in unrealized appreciation/depreciation on investments.................   (4,399,424)   (4,277,056)
                                                                                   ------------  ------------
   Net increase in net assets resulting from operations...........................    5,881,972    10,261,301
                                                                                   ------------  ------------
Dividends And Distributions To Shareholders:
  Dividends from net investment income: Class A Shares............................      (74,827)      (88,559)
  Institutional Shares............................................................   (8,450,721)   (9,543,359)
  Distributions from capital gains: Class A Shares................................      (20,885)   (5,272,267)
  Institutional Shares............................................................   (2,296,611)      (53,753)
                                                                                   ------------  ------------
                                                                                    (10,843,044)  (14,957,938)
                                                                                   ------------  ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares................................       56,936       351,477
  Institutional Shares............................................................   37,792,366    50,586,085
  Proceeds from shares issued on reinvestment of
   dividends and distributions: Class A Shares....................................       46,234        65,819
  Institutional Shares............................................................    2,521,820     5,469,810
  Value of capital stock repurchased: Class A Shares..............................     (522,764)     (418,903)
  Institutional Shares............................................................  (45,614,258)  (55,062,945)
                                                                                   ------------  ------------
  Net increase (decrease) in net assets resulting from capital stock transactions.   (5,719,666)      991,343
                                                                                   ------------  ------------
   Decrease in Net Assets.........................................................  (10,680,738)   (3,705,294)
Net Assets:
  Beginning of year...............................................................  280,237,456   283,942,750
                                                                                   ------------  ------------
  End of year (includes undistributed net investment income of $49,843 at
   December 31, 2004 and $64,598 at December 31, 2003)............................ $269,556,718  $280,237,456
                                                                                   ------------  ------------
Changes In Capital Stock Outstanding:
  Shares sold: Class A Shares.....................................................        5,556        34,097
  Institutional Shares............................................................    3,695,416     4,851,833
  Shares issued on reinvestment of dividends
   and distributions: Class A Shares..............................................        4,542         6,338
  Institutional Shares............................................................      249,820       530,719
  Shares repurchased: Class A Shares..............................................      (51,364)      (40,138)
  Institutional Shares............................................................   (4,478,151)   (5,285,463)
                                                                                   ------------  ------------
   Net increase (decrease)........................................................     (574,181)       97,386
  Shares outstanding, beginning of year...........................................   27,267,662    27,170,276
                                                                                   ------------  ------------
  Shares outstanding, end of year.................................................   26,693,481    27,267,662
                                                                                   ------------  ------------

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

         Financial Highlights

                                                                   Class A Shares
                                                       --------------------------------------
                                                               Year Ended December 31,
                                                       --------------------------------------
                                                        2004    2003    2002   2001(a)  2000
                                                       ------  ------  ------  ------- ------
PER SHARE DATA:
Net asset value at beginning of year.................. $10.30  $10.49  $10.03  $10.02  $ 9.55
                                                       ------  ------  ------  ------  ------
Gain (loss) from investment operations
Net investment income.................................   0.29    0.31    0.32    0.38    0.37
Net realized and unrealized gain (loss) on investments  (0.09)   0.02    0.59    0.05    0.47
                                                       ------  ------  ------  ------  ------
 Total from investment operations.....................   0.20    0.33    0.91    0.43    0.84
                                                       ------  ------  ------  ------  ------
Dividends and distributions
Dividends from net investment income..................  (0.29)  (0.32)  (0.35)  (0.37)  (0.37)
Distributions from capital gains......................  (0.09)  (0.20)  (0.10)  (0.05)     --
                                                       ------  ------  ------  ------  ------
 Total dividends and distributions....................  (0.38)  (0.52)  (0.45)  (0.42)  (0.37)
                                                       ------  ------  ------  ------  ------
Net asset value at end of year........................ $10.12  $10.30  $10.49  $10.03  $10.02
                                                       ------  ------  ------  ------  ------
TOTAL RETURN:
Total investment return based on net asset value(b)...   1.98%   3.19%   9.28%   4.32%   9.03%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)............. $2,380  $2,847  $2,897  $  533  $  606
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York....   1.01%   1.04%   1.04%   1.04%   1.03%
 Expenses, prior to waiver from The Bank of New York..   1.02%   1.04%   1.05%   1.06%   1.04%
 Net investment income, net of waiver from The Bank of
   New York...........................................   2.87%   2.97%   3.44%   3.68%   3.85%
Portfolio turnover rate...............................     31%     36%     34%     24%     19%

(a)As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the period ended December 31, 2001 was to increase net investment income per share by $.01, decrease net realized and unrealized gain (loss) on investments per share by $.01, and increase the ratio of net investment income to average net assets from 3.64% to 3.68%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Intial sales charges or contingent deffered sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

         BNY Hamilton Intermediate Tax-Exempt Fund

                                                                  Institutional Shares
                                                    ------------------------------------------------
                                                                 Year Ended December 31,
                                                    ------------------------------------------------
                                                      2004      2003      2002     2001(a)    2000
                                                    --------  --------  --------  --------  --------
PER SHARE DATA:
Net asset value at beginning of year............... $  10.28  $  10.45  $  10.02  $  10.01  $   9.54
                                                    --------  --------  --------  --------  --------
Gain (loss) from investment operations
Net investment income..............................     0.32      0.34      0.38      0.40      0.40
Net realized and unrealized gain (loss) on
  investments......................................    (0.09)     0.04      0.53      0.06      0.47
                                                    --------  --------  --------  --------  --------
 Total from investment operations..................     0.23      0.38      0.91      0.46      0.87
                                                    --------  --------  --------  --------  --------
Dividends and distributions
Dividends from net investment income...............    (0.32)    (0.35)    (0.38)    (0.40)    (0.40)
Distributions from capital gains...................    (0.09)    (0.20)    (0.10)    (0.05)       --
                                                    --------  --------  --------  --------  --------
 Total dividends and distributions.................    (0.41)    (0.55)    (0.48)    (0.45)    (0.40)
                                                    --------  --------  --------  --------  --------
Net asset value at end of year..................... $  10.10  $  10.28  $  10.45  $  10.02  $  10.01
                                                    --------  --------  --------  --------  --------
TOTAL RETURN:
Total investment return based on net asset value(b)     2.23%     3.65%     9.24%     4.58%     9.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted).......... $267,177  $277,390  $281,046  $252,992  $248,923
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of
   New York........................................     0.76%     0.79%     0.79%     0.79%     0.78%
 Expenses, prior to waiver from The Bank of
   New York........................................     0.77%     0.79%     0.79%     0.81%     0.79%
 Net investment income, net of waiver from The
   Bank of New York................................     3.12%     3.22%     3.70%     3.93%     4.10%
Portfolio turnover rate............................       31%       36%       34%       24%       19%

(a)As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the period ended December 31, 2001 on net investment income per share was less than $.01. There was an increase to the ratio of net investment income to average net assets from 3.89% to 3.93%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Intial sales charges or contingent deffered sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         Schedule of Investments

         December 31, 2004

                                                     Moody's
Principal                                              /S&P   Interest Maturity
 Amount                                              Ratings*   Rate     Date     Value
----------                                           -------- -------- -------- ----------
           Municipal Bonds--98.0%
           Education--4.8%
$1,000,000 Dutchess County, New York Industrial
           Development Agency (Bard College Civic
           Facilities)..............................  A3/NR    5.750%  8/01/08  $1,104,450
 1,000,000 New York State Dormitory Authority,
           Fordham University, FGIC Insured+........ Aaa/AAA   5.000   7/01/18   1,070,260
 1,500,000 New York State Dormitory Authority, New
           York University, Series A, AMBAC
           Insured+................................. Aaa/AAA   5.500   7/01/09   1,678,200
   500,000 New York State Dormitory Authority,
           Rochester Institute of Technology........ Aaa/AAA   5.000   7/01/13     544,565
 1,000,000 Saratoga County, New York Industrial
           Development Agency (Skidmore College
           Project--Series A), FSA Insured+......... Aaa/NR    2.000   7/01/05   1,000,300
                                                                                ----------
                                                                                 5,397,775
                                                                                ----------
           General Obligations--11.4%
   200,000 Bethlehem, New York, AMBAC Insured+...... Aaa/AAA   7.100   11/01/07    225,408
 1,000,000 Katonah-Lewisboro,New York, Union Free
           School District, New York, Series B, FGIC
           Insured+................................. Aaa/NR    5.000   9/15/15   1,114,560
   500,000 New York, New York, Series A.............  A2/A     6.250   8/01/08     534,075
   525,000 New York, New York, Series C.............  A2/A     5.500   8/15/08     573,542
    50,000 New York, New York, Series E.............  A2/A     7.500   2/01/07      50,207
 1,000,000 New York, New York, Series G.............  A2/A     5.000   8/01/06   1,041,200
   500,000 New York, New York, Series H.............  A2/A     5.750   3/15/08     528,770
 1,000,000 New York, New York, Series I.............  A2/A     2.000   3/01/05   1,000,020
    65,000 New York, New York, Series I.............  A2/A     5.750   3/15/08      68,295
 2,750,000 New York State, Series A.................  A1/AA    5.250   3/15/15   3,036,769
   500,000 New York State, Series C.................  A1/AA    5.000   6/15/11     546,135
 1,500,000 Onondaga County, New York, Series A...... Aa2/AA+   5.000   5/01/17   1,617,180
   500,000 Rockland County, New York, Series A...... A1/AA-    5.000   10/01/15    545,660

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         December 31, 2004

                                                     Moody's
Principal                                              /S&P   Interest Maturity
 Amount                                              Ratings*   Rate     Date      Value
----------                                           -------- -------- -------- -----------
           Municipal Bonds (Continued)
$  750,000 Suffolk County, New York, Series B, FGIC
           Insured+................................. Aaa/AAA   5.000%  10/01/13 $   833,670
 1,000,000 Westchester County, New York, Series E... Aaa/AAA   2.500   12/15/05   1,005,750
                                                                                -----------
                                                                                 12,721,241
                                                                                -----------
           Healthcare--5.5%
 3,250,000 New York State Dormitory Authority
           Revenue, Memorial Sloan-Kettering Center,
           Series 1, MBIA Insured+.................. Aaa/AAA   5.000   7/01/20    3,460,535
 1,000,000 New York State Dormitory Authority,
           Revenue, University Rochester-Strong
           Memorial Hospital........................  A1/A+    5.200   7/01/05    1,015,590
 1,100,000 Westchester County, New York, Healthcare
           Corp., Series B.......................... Aaa/AAA   5.125   11/01/15   1,196,547
   400,000 Westchester County, New York, Healthcare
           Corp., Series B.......................... Aaa/AAA   5.250   11/01/11     444,920
                                                                                -----------
                                                                                  6,117,592
                                                                                -----------
           Housing--6.1%
   400,000 New York State Housing Finance Agency,
           Multifamily Mortgage, Series A........... Aaa/AA    7.000   8/15/22      401,920
 1,000,000 New York State Mortgage Revenue-
           Homeowner Mortgage, Series 70............ Aa1/NR    5.375   10/01/17   1,046,850
 1,000,000 New York State Mortgage Revenue-
           Homeowner Mortgage, Series 80............ Aa1/NR    5.100   10/01/17   1,047,350
 1,000,000 New York State Mortgage Revenue-
           Homeowner Mortgage, Series 95............ Aa1/NR    5.500   10/01/17   1,066,430
 2,000,000 New York State Urban Development Corp.... Aaa/AAA   5.500   7/01/16    2,130,480
 1,000,000 Puerto Rico Housing Finance Authority,
           Capital Fund Program..................... Aa3/AA    5.000   12/01/18   1,068,160
                                                                                -----------
                                                                                  6,761,190
                                                                                -----------

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         December 31, 2004

                                                         Moody's
Principal                                                  /S&P   Interest Maturity
 Amount                                                  Ratings*   Rate     Date     Value
----------                                               -------- -------- -------- ----------
           Municipal Bonds (Continued)
           Industrial Development Bonds--3.0%
$2,175,000 Hempstead Township-New York Industrial
           Development Agency (American Refinery Fuel
           Co. Project)................................. Aaa/AAA   5.000%  12/01/07 $2,319,746
 1,000,000 Hempstead Township-New York Industrial
           Development Agency (American Refinery Fuel
           Co. Project)................................. Aaa/AAA   5.000   12/01/09  1,058,220
                                                                                    ----------
                                                                                     3,377,966
                                                                                    ----------
           Other--6.3%
 1,000,000 Bethpage, New York Union Free School
           District, Tax Anticipation Notes.............  NR/NR    3.000   6/23/05   1,004,290
 1,500,000 East Meadow, New York Union Free School
           District, Bond Anticipation Notes............  NR/NR    2.500   8/17/05   1,503,180
 1,000,000 Manhasset, New York Union Free School
           District, Tax Anticipation Notes.............  NR/NR    2.750   6/29/05   1,003,060
 1,800,000 New York State Dormitory Authority, Lease
           Revenue Court Facilities, Westchester County,
           AMBAC Insured+............................... Aa1/AA+   5.125   8/01/12   1,963,440
 1,500,000 South Huntington, New York Union Free
           School District, Tax Anticipation Notes......  NR/NR    2.750   6/30/05   1,504,020
                                                                                    ----------
                                                                                     6,977,990
                                                                                    ----------
           Pre-Refunded/Escrowed Securities--6.6%
 1,000,000 Erie County, New York Water Authority,
           Waterworks Revenue, Series A, AMBAC
           Insured+..................................... Aaa/AAA   0.000   12/01/05    981,890
 1,000,000 Erie County, New York Water Authority,
           Waterworks Revenue, Series A, AMBAC
           Insured+..................................... Aaa/AAA   0.000   12/01/06    956,630
 1,000,000 Metropolitan Transportation Authority
           Dedicated Tax Fund, Series A, MBIA
           Insured+..................................... Aaa/AAA   6.000   4/01/05   1,010,160

See notes to financial statements.

         Bny Hamilton Intermediate New York Tax-Exempt Fund

         December 31, 2004

                                                       Moody's
Principal                                                /S&P   Interest Maturity
 Amount                                                Ratings*   Rate     Date     Value
----------                                             -------- -------- -------- ----------
           Municipal Bonds (Continued)
$1,000,000 Metropolitan Transportation Authority New
           York, Transportation Facilities Revenue,
           Series B-2, MBIA Insured+.................. Aaa/AAA   5.000%  7/01/17  $1,073,950
   500,000 New York, New York City Transitional
           Finance Authority, Series A................ Aa2/AAA   5.000   8/15/05     509,380
   600,000 New York State Dormitory Authority
           Revenue, New York Public Library, Series A,
           MBIA Insured+, ETM......................... Aaa/AAA   0.000   7/01/10     506,610
   390,000 New York State Environmental Facilities
           Corp., Series C............................ Aaa/AAA   5.250   6/15/12     427,101
   235,000 New York State Housing Finance Agency,
           State University Construction, ETM......... Aaa/AAA   6.500   11/01/06    244,496
   500,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series B.................. Aa3/AAA   5.500   1/01/07     532,315
 1,000,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series Y.................. Aa3/AAA   6.000   1/01/12   1,158,260
                                                                                  ----------
                                                                                   7,400,792
                                                                                  ----------
           Special Tax--21.5%
 1,500,000 Metropolitan Transportation Authority
           Dedicated Tax Fund, Series A............... A1/AA-    5.000   11/15/06  1,575,885
 2,000,000 Metropolitan Transportation Authority
           Dedicated Tax Fund, Series A............... Aaa/AAA   5.250   11/15/15  2,215,920
 2,000,000 Municipal Assistance Corp. for New York
           City, Series E............................. Aaa/AAA   6.000   7/01/05   2,040,520
 1,500,000 Nassau County, New York Interim Finance
           Authority, Series B........................ Aaa/AAA   5.000   11/15/16  1,636,785
 1,400,000 New York, New York City Transitional
           Finance Authority, Series 3A............... Aa2/AA+   2.000   11/01/05  1,399,524
 2,000,000 New York, New York City Transitional
           Finance Authority, Series A................ Aa2/AA+   5.500   11/15/17  2,235,580
   930,000 New York, New York City Transitional
           Finance Authority, Series B, MBIA-IBC
           Insured+................................... Aaa/AAA   4.750   11/15/15    977,635

See notes to financial statements.

         Bny Hamilton Intermediate New York Tax-Exempt Fund

         December 31, 2004

                                                       Moody's
Principal                                                /S&P   Interest Maturity
 Amount                                                Ratings*   Rate     Date      Value
----------                                             -------- -------- -------- -----------
           Municipal Bonds (Continued)
$1,000,000 New York, New York City Transitional
           Finance Authority, Series C................ Aa2/AA+   5.375%  2/01/13  $ 1,108,320
 1,000,000 New York, New York City Transitional
           Finance Authority, Series C................ Aa2/AA+   5.375   2/15/14    1,104,520
 1,000,000 New York State Dormitory Authority
           Revenue, State Personal Income Tax,
           Series A...................................  NR/AA    5.000   3/15/16    1,084,340
 1,000,000 New York State Local Government Assistance
           Corp., Series A............................  A1/AA    5.400   4/01/13    1,069,970
 1,500,000 New York State Local Government Assistance
           Corp., Series A............................  A1/AA    5.400   4/01/15    1,594,185
 2,000,000 New York State Local Government Assistance
           Corp., Series A-1.......................... Aaa/AAA   5.000   4/01/13    2,220,060
 1,000,000 New York State Local Government Assistance
           Corp., Series C............................  A1/AA    6.000   4/01/08    1,108,890
   500,000 New York State Local Government Assistance
           Corp., Series E............................  A1/AA    4.800   4/01/05      503,540
 1,000,000 New York State Thruway Authority Income
           Tax Revenue, Series A......................  A1/AA    2.000   3/15/06      996,840
   990,000 New York State Urban Development Corp.,
           Personal Income Tax Facility, Series A.....  A1/AA    5.375   3/15/17    1,128,560
                                                                                  -----------
                                                                                   24,001,074
                                                                                  -----------
           State Appropriation--18.2%
   250,000 New York State Dormitory Authority, Albany
           County..................................... A3/AA-    5.500   4/01/08      272,688
 1,000,000 New York State Dormitory Authority
           Revenue, Mental Health Facilities, Series B NR/AA-    5.250   2/15/18    1,086,740
 1,500,000 New York State Dormitory Authority
           Revenue, Series B.......................... A3/AA-    5.250   11/15/23   1,652,010
 1,750,000 New York State Dormitory Authority
           Revenue, Upstate Community Colleges,
           Series A................................... Aaa/AAA   5.000   7/01/14    1,906,678

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         December 31, 2004

                                                         Moody's
Principal                                                  /S&P   Interest Maturity
 Amount                                                  Ratings*   Rate     Date     Value
----------                                               -------- -------- -------- ----------
           Municipal Bonds (Continued)
$1,000,000 New York State Dormitory Authority, City
           University Construction, Series A............ A2/AA-    5.700%  7/01/05  $1,017,780
 2,370,000 New York State Dormitory Authority, City
           University Construction, Series A, FGIC
           Insured+..................................... Aaa/AAA   5.750   7/01/18   2,796,694
   500,000 New York State Dormitory Authority, State
           University Dormitory Facilities, Series A.... A1/AA-    5.500   7/01/10     559,450
 1,000,000 New York State Dormitory Authority, State
           University Educational Facilities, MBIA
           Insured+..................................... Aaa/AAA   5.000   5/15/15   1,072,020
   500,000 New York State Dormitory Authority, State
           University Educational Facilities, Series A.. Aaa/AAA   5.250   5/15/15     561,730
 1,500,000 New York State Dormitory Authority, State
           University Educational Facilities, Series A,
           MBIA Insured+................................ Aaa/AAA   5.875   5/15/11   1,734,825
 1,945,000 New York State Medical Care Facilities, Adult
           Day Care Program, Series A................... Aa1/NR    6.375   11/15/20  2,045,867
   750,000 New York State Thruway Authority Service
           Contract Revenue, Highway & Bridge Trust
           Fund......................................... A2/AA-    5.625   4/01/07     793,943
   500,000 New York State Thruway Authority Service
           Contract Revenue, Highway & Bridge Trust
           Fund......................................... A2/AA-    6.000   4/01/07     538,720
   500,000 New York State Thruway Authority Service
           Contract Revenue, Highway & Bridge Trust
           Fund, Series A, FGIC Insured+................ Aaa/AAA   5.000   4/01/10     546,000
 1,000,000 New York State Thruway Authority Service
           Contract Revenue, Highway & Bridge Trust
           Fund, Series B............................... Aaa/AAA   5.250   4/01/16   1,103,080
 1,000,000 New York State Thruway Authority, Highway
           and Bridge, General Purpose, Series B, FSA
           Insured+..................................... Aaa/AAA   4.750   4/01/19   1,045,050

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         December 31, 2004

                                                      Moody's
Principal                                               /S&P   Interest Maturity
 Amount                                               Ratings*   Rate     Date      Value
----------                                            -------- -------- -------- -----------
           Municipal Bonds (Continued)
$1,000,000 New York State Urban Development Corp.,
           Cornell Center............................ A2/AA-    5.900%  1/01/07  $ 1,002,890
   500,000 New York State Urban Development Corp.,
           Correctional Facilities Service Contract,
           Series A.................................. A2/AA-    5.000   1/01/12      531,525
                                                                                 -----------
                                                                                  20,267,690
                                                                                 -----------
           Transportation--2.7%
 1,000,000 Port Authority of New York & New Jersey,
           Series 128................................ Aaa/AAA   5.000   11/01/18   1,076,060
 1,000,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series A................. Aa3/AA-   5.250   1/01/16    1,100,000
   775,000 Triborough Bridge & Tunnel Authority,
           General Purpose, Series B................. Aa3/AA-   5.250   11/15/17     854,430
                                                                                 -----------
                                                                                   3,030,490
                                                                                 -----------
           Utilities--11.9%
 1,000,000 Long Island Power Authority, New York
           Electric System Revenue, Series A......... Aaa/AAA   5.500   12/01/10   1,131,510
 2,000,000 Long Island Power Authority, New York
           Electric System Revenue, Series B......... Baa1/A-   5.250   6/01/14    2,213,020
   110,000 New York Environmental Facilities Corp.,
           Unrefunded Balance, Series C.............. Aaa/AAA   5.250   6/15/12      120,254
 1,000,000 New York State Environmental Facilities
           Corp., Sub-Series E....................... Aa1/AA    5.375   6/15/15    1,107,630
   150,000 New York State Environmental Facilities
           Corp., Pollution Control Revenue, Series A Aaa/AAA   7.000   6/15/12      150,596
     5,000 New York State Environmental Facilities
           Corp., Pollution Control Revenue, Series B Aa2/AAA   7.500   3/15/11        5,022
    15,000 New York State Environmental Facilities
           Corp., Pollution Control Revenue, Series C Aa2/A+    7.200   3/15/11       15,736
 1,000,000 New York State Environmental Facilities
           Corp., Series A........................... Aaa/AAA   3.625   11/15/05   1,014,490

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         December 31, 2004

                                                     Moody's
Principal                                              /S&P   Interest  Maturity
 Amount                                              Ratings*   Rate      Date      Value
----------                                           -------- --------  -------- ------------
           Municipal Bonds (Continued)
$1,000,000 New York State Environmental Facilities
           Corp., Series B.......................... Aaa/AAA   5.250%   6/15/17  $  1,095,400
   775,000 New York State Environmental Facilities
           Corp., Series B.......................... Aaa/AAA   5.250    6/15/19       849,253
 2,500,000 New York State Power Authority, Series A. Aa2/AA-   5.000    11/15/17    2,690,024
 1,450,000 New York State Power Authority, Series A. Aa2/AA-   5.250    11/15/16    1,592,869
   750,000 New York State Power Authority, Series A. Aa2/AA-   5.500    11/15/10      773,190
   500,000 Suffolk County, New York Water Authority,
           Waterworks Revenue, MBIA Insured+........ Aaa/AAA   5.100    6/01/07       533,275
                                                                                 ------------
                                                                                   13,292,269
                                                                                 ------------
           Total Municipal Bonds
           (Cost $105,672,036)......................                              109,346,069
                                                                                 ------------
NUMBER OF
 SHARES
----------
           Tax-exempt Money Market Fund--1.0%
 1,066,574 BNY Hamilton New York Tax-Exempt
           Money Fund (Hamilton Shares)
           (Cost $1,066,574)........................   NR/NR   1.640(a)             1,066,574
                                                                                 ------------
           Total Investments
           (Cost $106,738,609)(b)--99.0%............                              110,412,643
           Other assets less liabilities--1.0%......                                1,147,570
                                                                                 ------------
           Net Assets--100.0%.......................                             $111,560,213
                                                                                 ------------

AMBAC American Municipal Bond Assurance Corp.
ETM   Escrowed to maturity.
FGIC  Financial Guaranty Insurance Company.
FSA   Federal Security Association.
IBC   Insured Bond Certificate.
MBIA  Municipal Bond Investor Assurance.
NR    Not Rated.
*     Unaudited.
+ Insured or guaranteed by the indicated municipal bond insurance corporation.
(a)   Represents annualized 7 day yield at December 31, 2004.
(b) The cost of investments for Federal income tax purposes is $106,737,941. At December 31, 2004, net unrealized appreciation was $3,674,702 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $3,810,855 and aggregate gross unrealized depreciation of $136,153.

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         Statement of Assets and Liabilities

         December 31, 2004

         Assets:
           Non-affiliated investments at market value,
            (Cost $105,672,035)........................... $109,346,069
           Affiliated investments at market value, (Cost
            $1,066,574)...................................    1,066,574
           Receivables:
            Interest......................................    1,384,966
           Other assets...................................       13,176
                                                           ------------
            Total Assets..................................  111,810,785
                                                           ------------
         Liabilities:
           Payables:
            Dividends.....................................       97,074
            Capital stock repurchased.....................       58,679
            Services provided by The Bank of New York            30,732
           Accrued expenses and other liabilities.........       64,087
                                                           ------------
            Total Liabilities.............................      250,572
                                                           ------------
         Net Assets:...................................... $111,560,213
                                                           ------------
         Sources Of Net Assets:
           Capital stock @ par............................ $     10,239
           Paid in capital................................  107,827,881
           Undistributed net investment income............          668
           Accumulated net realized gain on
            investments...................................       47,391
           Net unrealized appreciation on investments.....    3,674,034
                                                           ------------
         Net Assets....................................... $111,560,213
                                                           ------------
         Class A Shares:
           Net Assets..................................... $ 22,843,789
                                                           ------------
           Shares outstanding.............................    2,095,326
                                                           ------------
           Net asset value, offering price and repurchase
            price per share............................... $      10.90
           Maximum sales charge--4.25% of public
            offering price................................         0.48
                                                           ------------
           Maximum offering price......................... $      11.38
                                                           ------------
         Class C Shares:
           Net assets..................................... $     10,067
                                                           ------------
           Shares outstanding.............................          923
                                                           ------------
           Net asset value, offering price and repurchase
            price per share............................... $      10.90
                                                           ------------
         Institutional Shares:
           Net assets..................................... $ 88,706,357
                                                           ------------
           Shares outstanding.............................    8,142,505
                                                           ------------
           Net asset value, offering price and repurchase
            price per share............................... $      10.89
                                                           ------------
         Class A Shares authorized @ $.001 par value......  200,000,000
         Class C Shares authorized @ $.001 par value......  200,000,000
         Institutional Shares authorized @ $.001 par
          value...........................................  200,000,000

                            Statement of Operations

                     For the year ended December 31, 2004


           Investment Income:
             Interest.................................. $ 4,157,878
             Interest from affiliated fund.............      19,046
                                                        -----------
              Total Income.............................   4,176,924
                                                        -----------
           Expenses:
             Advisory..................................     539,308
             Administration............................     173,540
             12b-1 fee--Class A Shares.................      61,308
             Transfer agent............................      59,522
             Accounting services.......................      30,177
             Registration and filings..................      27,571
             Directors.................................      21,282
             Custodian.................................      18,479
             Audit.....................................      14,381
             Reports to shareholders...................      10,127
             Legal.....................................       5,845
             Insurance.................................       1,737
             Cash management...........................       1,526
             Other.....................................      15,373
                                                        -----------
              Total Expenses...........................     980,176
             Fees waived by The Bank of New York
              (Note 3).................................    (179,198)
                                                        -----------
              Net Expenses.............................     800,978
                                                        -----------
              Net Investment Income....................   3,375,946
                                                        -----------
           Realized and Unrealized Gain
            (loss) on Investments:
             Net realized gain on investments..........     278,089
             Decrease in unrealized appreciation/
              depreciation on investments..............  (1,026,861)
                                                        -----------
             Net realized and unrealized loss on
              investments..............................    (748,772)
                                                        -----------
             Net increase in net assets resulting from
              operations............................... $ 2,627,174
                                                        -----------

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

         Statements of Changes in Net Assets

                                                                                  Year Ended December 31,
                                                                                --------------------------
                                                                                    2004          2003
                                                                                ------------  ------------
Operations:
  Net investment income........................................................ $  3,375,946  $  3,106,483
  Net realized gain on investments.............................................      278,089       423,517
  Decrease in unrealized appreciation/depreciation on investments..............   (1,026,861)     (143,972)
                                                                                ------------  ------------
   Net increase in net assets resulting from operations........................    2,627,174     3,386,028
                                                                                ------------  ------------
Dividends And Distributions To Shareholders:
  Dividends from net investment income: Class A Shares.........................     (718,563)     (873,941)
  Class C Shares...............................................................          (79)           --
        Institutional Shares...................................................   (2,657,218)   (2,241,247)
  Distributions from capital gains: Class A Shares.............................      (55,106)     (109,437)
  Class C Shares...............................................................          (21)           --
  Institutional Shares.........................................................     (211,045)     (291,140)
                                                                                ------------  ------------
                                                                                  (3,642,032)   (3,515,765)
                                                                                ------------  ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares.............................      932,580       958,797
  Class C Shares...............................................................       20,001            --
  Institutional Shares.........................................................   32,044,288    27,538,500
  Proceeds from shares issued on reinvestment of
   dividends and distributions: Class A Shares.................................      593,405       726,490
                    Class C Shares.............................................           73            --
                    Institutional Shares.......................................      547,837       622,422
  Value of capital stock repurchased: Class A Shares...........................   (4,750,383)   (5,054,785)
  Class C Shares...............................................................      (10,000)           --
  Institutional Shares.........................................................  (15,283,900)  (11,931,014)
                                                                                ------------  ------------
  Net increase in net assets resulting from capital stock transactions.........   14,093,901    12,860,410
                                                                                ------------  ------------
   Increase in Net Assets......................................................   13,079,043    12,730,673
Net Assets:
  Beginning of year............................................................   98,481,170    85,750,497
                                                                                ------------  ------------
  End of year (includes undistributed net investment income of $668 at
   December 31, 2004 and $582 at December 31, 2003)............................ $111,560,213  $ 98,481,170
                                                                                ------------  ------------
Changes In Capital Stock Outstanding:
  Shares sold: Class A Shares..................................................       85,267        87,013
  Class C Shares...............................................................        1,833            --
  Institutional Shares.........................................................    2,937,126     2,503,672
  Shares issued on reinvestment of dividends and distributions: Class A Shares.       54,343        66,099
  Class C Shares...............................................................            7            --
  Institutional Shares.........................................................       50,254        56,574
  Shares repurchased: Class A Shares...........................................     (438,177)     (459,451)
  Class C Shares...............................................................         (917)           --
  Institutional Shares.........................................................   (1,400,946)   (1,085,652)
                                                                                ------------  ------------
   Net increase................................................................    1,288,790     1,168,255
  Shares outstanding, beginning of year........................................    8,949,965     7,781,710
                                                                                ------------  ------------
  Shares outstanding, end of year..............................................   10,238,755     8,949,965
                                                                                ------------  ------------

See notes to financial statements.

         Bny Hamilton Intermediate New York Tax-Exempt Fund

         Financial Highlights

                                                                     Class A Shares
                                                       -----------------------------------------
                                                                Year Ended December 31,
                                                       -----------------------------------------
                                                         2004     2003     2002   2001(a)  2000
                                                       -------  -------  -------  ------- ------
PER SHARE DATA:
Net asset value at beginning of year.................. $ 11.01  $ 11.02  $ 10.56  $10.55  $10.10
                                                       -------  -------  -------  ------  ------
Gain (loss) from investment operations
Net investment income.................................    0.32     0.35     0.36    0.38    0.39
Net realized and unrealized gain (loss) on investments   (0.08)    0.04     0.51    0.09    0.45
                                                       -------  -------  -------  ------  ------
 Total from investment operations.....................    0.24     0.39     0.87    0.47    0.84
                                                       -------  -------  -------  ------  ------
Dividends and distributions
Dividends from net investment income..................   (0.32)   (0.35)   (0.37)  (0.38)  (0.39)
Distributions from capital gains......................   (0.03)   (0.05)   (0.04)  (0.08)     --
                                                       -------  -------  -------  ------  ------
 Total dividends and distributions....................   (0.35)   (0.40)   (0.41)  (0.46)  (0.39)
                                                       -------  -------  -------  ------  ------
Net asset value at end of year........................ $ 10.90  $ 11.01  $ 11.02  $10.56  $10.55
                                                       -------  -------  -------  ------  ------
TOTAL RETURN:
Total investment return based on net asset value(b)...    2.19%    3.57%    8.42%   4.51%   8.49%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)............. $22,844  $26,354  $29,758  $7,099  $8,021
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of
   New York...........................................    0.94%    1.04%    1.04%   1.04%   1.03%
 Expenses, prior to waiver from The Bank of
   New York...........................................    1.11%    1.17%    1.22%   1.34%   1.31%
 Net investment income, net of waiver from The Bank
   of New York........................................    2.93%    3.15%    3.33%   3.59%   3.81%
Portfolio turnover rate...............................      11%      10%      13%     17%     16%

(a)As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the period ended December 31, 2001 on net investment income per share was less than $.01. There was also an increase to the ratio of net investment income to average net assets from 3.56% to 3.59%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

                                                                     Class C Shares
                                                                -------------------------
                                                                     For The Period
                                                                    August 24, 2004*
                                                                Through December 31, 2004
                                                                -------------------------
PER SHARE DATA:
Net asset value at beginning of period.........................          $10.91
                                                                         ------
Gain (loss) from investment operations
Net investment income..........................................            0.09
                                                                         ------
Dividends and distributions
Dividends from net investment income...........................           (0.08)
Distributions from capital gains...............................           (0.02)
                                                                         ------
 Total dividends and distributions.............................           (0.10)
                                                                         ------
Net asset value at end of year.................................          $10.90
                                                                         ------
TOTAL RETURN:
Total investment return based on net asset value(a)............            1.00%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)......................          $   10
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York.............            1.59%***
 Expenses, prior to waiver from The Bank of New York...........            1.79%***
 Net investment income, net of waiver from The Bank of New York            2.24%***
Portfolio turnover rate........................................              11%

*  Commencement of investment operations.
** Not annualized.
***Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Intermediate New York Tax-Exempt Fund

                                                                Institutional Shares
                                                    -------------------------------------------
                                                              Year Ended December 31,
                                                    -------------------------------------------
                                                      2004     2003     2002   2001(a)    2000
                                                    -------  -------  -------  -------  -------
PER SHARE DATA:
Net asset value at beginning of year............... $ 11.00  $ 11.02  $ 10.55  $ 10.54  $ 10.10
                                                    -------  -------  -------  -------  -------
Gain (loss) from investment operations
Net investment income..............................    0.35     0.37     0.39     0.41     0.41
Net realized and unrealized gain (loss) on
  investments......................................   (0.08)    0.03     0.52     0.09     0.44
                                                    -------  -------  -------  -------  -------
 Total from investment operations..................    0.27     0.40     0.91     0.50     0.85
                                                    -------  -------  -------  -------  -------
Dividends and distributions
Dividends from net investment income...............   (0.35)   (0.37)   (0.40)   (0.41)   (0.41)
Distributions from capital gains...................   (0.03)   (0.05)   (0.04)   (0.08)      --
                                                    -------  -------  -------  -------  -------
 Total dividends and distributions.................   (0.38)   (0.42)   (0.44)   (0.49)   (0.41)
                                                    -------  -------  -------  -------  -------
Net asset value at end of year..................... $ 10.89  $ 11.00  $ 11.02  $ 10.55  $ 10.54
                                                    -------  -------  -------  -------  -------
TOTAL RETURN:
Total investment return based on net asset value(b)    2.35%    3.71%    8.79%    4.77%    8.66%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted).......... $88,706  $72,127  $55,992  $44,164  $33,202
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of
   New York........................................    0.68%    0.79%    0.79%    0.79%    0.79%
 Expenses, prior to waiver from The Bank of
   New York........................................    0.85%    0.93%    0.97%    1.10%    1.06%
 Net investment income, net of waiver from The
   Bank of New York................................    3.19%    3.39%    3.58%    3.83%    4.05%
Portfolio turnover rate............................      11%      10%      13%      17%      16%

(a)As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the period ended December 31, 2001 on net investment income per share was less than $.01. There was an increase to the ratio of net investment income to average net assets from 3.80% to 3.83%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         Schedule of Investments

         December 31, 2004

Principal
 Amount                                   Value
----------                             -----------
           United States Government
           Agencies & Obligations--54.2%
           Federal Home Loan Mortgage Corp.--10.3%
$9,500,000 5.75%, 4/15/08............. $10,144,565
 2,200,000 6.25%, 7/15/32.............   2,523,805
                                       -----------
                                        12,668,370
                                       -----------
           Federal National Mortgage Association--15.4%
 8,350,000 5.50%, 2/15/06.............   8,572,769
 5,250,000 4.375%, 3/15/13............   5,235,636
   725,000 5.125%, 1/02/14............     739,362
 2,375,000 6.25%, 5/15/29.............   2,702,767
 1,300,000 6.625%, 11/15/30...........   1,549,163
                                       -----------
                                        18,799,697
                                       -----------
           Tennessee Valley Authority--0.6%
   650,000 6.15%, 1/15/38.............     727,559
                                       -----------
           United States Treasury Bonds--7.0%
 2,500,000 7.25%, 5/15/16.............   3,129,298
 3,025,000 6.125%, 11/15/27...........   3,532,987
   500,000 5.25%, 11/15/28............     524,063
 1,300,000 5.25%, 2/15/29.............   1,363,679
                                       -----------
                                         8,550,027
                                       -----------
           United States Treasury Notes--20.9%
 3,250,000 5.75%, 11/15/05............   3,333,281
 3,350,000 6.875%, 5/15/06............   3,527,316
 3,425,000 6.25%, 2/15/07.............   3,645,484
 3,025,000 6.625%, 5/15/07............   3,263,337
 8,325,000 5.75%, 8/15/10.............   9,165,635
 1,525,000 5.00%, 8/15/11.............   1,623,469
 1,100,000 3.875%, 2/15/13............   1,085,305
                                       -----------
                                        25,643,827
                                       -----------
           Total United States Government
           Agencies & Obligations
           (Cost $63,849,973)..........................
                             66,389,480
                                       -----------

Principal
 Amount                             Value
---------                          --------
          Mortgage-Backed
          Securities--22.7%
          Federal Home Loan Mortgage Corp.--13.0%
$    280  Pool #502185
          8.50%, 7/01/05.......... $    281
  95,199  Gold Pool #M70034
          7.50%, 6/01/08..........  100,608
  54,562  Gold Pool #E00227
          6.00%, 7/01/08..........   56,881
 161,628  Gold Pool #E49415
          6.50%, 7/01/08..........  169,587
   6,600  Pool #184275
          8.25%, 9/01/08..........    6,969
 219,504  Gold Pool #M80707
          5.50%, 10/01/08.........  224,334
   2,750  Pool #160062
          9.50%, 10/01/08.........    2,950
   2,913  Pool #160065
          9.50%, 11/01/08.........    3,123
   2,955  Pool #160066
          9.75%, 11/01/08.........    3,165
  42,710  Pool #185743
          8.50%, 12/01/08.........   42,710
  31,099  Pool #251974
          8.50%, 4/01/09..........   32,552
  56,224  Pool #185964
          8.50%, 2/01/10..........   58,006
  36,759  Gold Pool #E20201
          7.50%, 10/01/10.........   38,983
 182,183  Gold Pool #G10439
          6.50%, 1/01/11..........  193,144
  30,986  Gold Pool #E00417
          7.00%, 2/01/11..........   32,843
 153,477  Gold Pool #G90011
          8.50%, 8/17/11..........  163,330

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         December 31, 2004

Principal
 Amount                         Value
----------                    ----------
           Mortgage-Backed
           Securities (Continued)
$   83,338 Gold Pool #E00461
           7.50%, 12/01/11... $   88,389
   224,325 Gold Pool #C90017
           6.50%, 4/01/13....    236,976
   107,412 Gold Pool #D90113
           6.50%, 6/01/13....    113,470
    68,853 Gold Pool #G11072
           7.50%, 12/01/15...     73,034
    55,301 Gold Pool #G30052
           7.50%, 6/01/16....     59,573
   187,334 Gold Pool # G30080
           7.50%, 8/01/17....    201,696
   407,624 Gold Pool #C90185
           7.50%, 9/01/17....    438,875
   579,676 Gold Pool #D92715
           6.00%, 11/01/18...    604,164
 1,054,094 Gold Pool #C90241
           6.50%, 12/01/18...  1,114,173
    16,890 Pool #555045
           8.00%, 5/01/19....     17,080
   153,333 Gold Pool #C90290
           7.00%, 8/01/19....    163,423
    52,117 Gold Pool #A01217
           8.50%, 4/01/20....     57,344
   416,073 Gold Pool #C90484
           6.00%, 10/01/21...    432,784
 1,642,447 Gold Pool #C90492
           6.00%, 11/01/21...  1,708,411
   244,982 Gold Pool #C90503
           6.00%, 12/01/21...    254,821
    96,564 Gold Pool #C00098
           8.00%, 2/01/22....    105,184

Principal
 Amount                                 Value
----------                           -----------
           Mortgage-Backed
           Securities (Continued)
$  100,955 Gold Pool # D24970
           8.00%, 3/01/22........... $   109,967
   181,366 Gold Pool #G80140
           7.00%, 12/17/22..........     191,908
    80,923 Gold Pool #D36389
           8.00%, 1/01/23...........      88,216
   247,546 Pool #334595
           7.50%, 11/01/23..........     268,169
    75,802 Gold Pool #G00356
           7.00%, 6/01/25...........      80,753
    13,579 Gold Pool #D67014
           7.50%, 1/01/26...........      14,601
   238,694 Gold Pool #G01480
           7.50%, 12/01/26..........     257,857
   316,043 Gold Pool #C00490
           8.00%, 1/01/27...........     344,084
   211,518 Gold Pool #C20273
           6.00%, 6/01/28...........     219,506
    21,807 Gold Pool #C00664
           7.50%, 9/01/28...........      23,389
   217,121 Gold Pool #G01130
           8.00%, 2/01/30...........     236,174
   784,690 Gold Pool #C69955
           6.50%, 8/01/32...........     823,957
 6,395,662 Gold Pool #A15088
           5.50%, 10/01/33..........   6,503,210
                                     -----------
                                      15,960,654
                                     -----------
           Federal National Mortgage Association--6.5%
    52,387 Pool #195152
           7.00%, 1/01/08...........      54,506
    46,995 Pool #81860
           8.00%, 4/01/09...........      48,375

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         December 31, 2004

Principal
 Amount                    Value
---------                 --------
          Mortgage-Backed
          Securities (Continued)
$ 90,792  Pool #278437
          7.50%, 5/01/09. $ 96,430
  90,283  Pool #535630
          6.00%, 12/01/10   94,832
 241,917  Pool #406590
          6.25%, 11/01/12  255,393
 159,769  Pool #482513
          5.50%, 1/01/14.  165,573
 160,278  Pool #323956
          7.50%, 12/01/14  173,055
 229,528  Pool #535634
          5.50%, 8/01/15.  237,866
 112,526  Pool #6222
          9.00%, 4/01/16.  122,539
 248,565  Pool #252210
          6.50%, 2/01/19.  262,595
 228,530  Pool #252711
          7.00%, 9/01/19.  243,688
 155,634  Pool #604312
          6.50%, 6/01/21.  164,358
  46,987  Pool #124118
          9.00%, 3/01/22.   52,313
 113,218  Pool #254354
          7.00%, 5/01/22.  120,630
  34,640  Pool #159860
          7.50%, 6/01/22.   37,407
 178,421  Pool # 164906
          6.87%, 7/01/22.  189,779
  69,373  Pool #50748
          7.50%, 6/01/23.   74,862
 167,125  Pool #326382
          7.00%, 3/01/24.  178,254

Principal
 Amount                     Value
---------                  --------
          Mortgage-Backed
          Securities (Continued)
$481,982  Pool #300404
          7.00%, 5/01/24.. $513,989
  15,171  Pool #64195
          8.254%, 11/01/24   16,096
  93,951  Pool #70319
          7.797%, 12/01/24   99,590
 215,538  Pool #308497
          8.00%, 5/01/25..  234,553
  24,673  Pool #320514
          6.50%, 9/01/25..   25,970
 695,124  Pool #335054
          6.00%, 1/01/26..  725,442
 115,634  Pool #446431
          8.50%, 10/01/26.  127,581
 173,331  Pool #415330
          8.00%, 12/01/26.  188,695
 129,954  Pool #496045
          8.00%, 1/01/28..  141,456
  78,081  Pool #251498
          6.50%, 2/01/28..   82,096
  81,816  Pool #403470
          6.00%, 5/01/28..   85,659
  55,737  Series #441759
          6.00%, 9/01/28..   57,832
 368,996  Pool #755598
          5.00%, 11/01/28.  366,833
  86,944  Pool #449154
          6.00%, 12/01/28.   90,212
 306,515  Pool #457916
          7.50%, 12/01/28.  330,534
 533,636  Pool #252334
          6.50%, 2/01/29..  563,543

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         December 31, 2004

Principal
 Amount                      Value
---------                  ----------
          Mortgage-Backed
          Securities (Continued)
$137,352  Pool #252518
          7.00%, 5/01/29.. $  146,292
  68,920  Pool #252570
          6.50%, 7/01/29..     72,397
  60,311  Pool #535182
          8.00%, 10/01/29.     65,647
 177,000  Pool #569042
          7.50%, 11/01/29.    190,819
  13,129  Pool #420171
          5.75%, 2/01/30..     13,399
 176,623  Pool #530528
          3.41%, 4/01/30..    181,261
 398,745  Pool #601649
          6.00%, 9/01/31..    414,511
 304,405  Pool #587839
          6.00%, 10/01/31.    315,188
 187,656  Pool #615519
          6.00%, 11/01/31.    194,304
  38,774  Pool #254484
          6.50%, 12/01/31.     40,745
  64,178  Pool #645256
          6.50%, 7/01/32..     67,363
                           ----------
                            7,924,462
                           ----------
          Government National Mortgage
          Association--3.2%
     798  Pool #6400
          8.00%, 6/15/05..        809
   2,522  Pool #7038
          8.00%, 10/15/05.      2,555
     530  Pool #11310
          8.00%, 11/15/05.        537
     731  Pool #10459
          8.00%, 8/15/06..        754

Principal
 Amount                    Value
---------                 --------
          Mortgage-Backed
          Securities (Continued)
$  3,013  Pool #12590
          8.00%, 9/15/06. $  3,104
   5,224  Pool #10419
          8.00%, 9/15/06.    5,383
   7,959  Pool #14295
          8.00%, 1/15/07.    8,309
 103,219  Pool #367439
          5.50%, 12/15/08  106,866
 166,445  Pool #360837
          6.50%, 3/15/09.  176,001
 322,644  Pool #456880
          6.50%, 5/15/13.  344,103
  97,059  Pool #476328
          7.00%, 6/15/13.  103,421
 182,540  Pool# 483935
          5.50%, 12/15/13  190,654
  91,422  Pool #2815
          6.00%, 9/20/14.   94,902
 111,133  Pool #3005
          7.50%, 11/20/15  118,072
 139,557  Pool #3018
          7.50%, 12/20/15  148,271
 566,458  Pool #569502
          5.00%, 1/15/17.  581,632
 136,727  Pool #583202
          5.50%, 3/15/17.  142,609
   9,149  Pool #204365
          9.00%, 3/15/17.   10,257
  37,680  Pool #176549
          7.50%, 3/20/17.   40,483
  90,643  Pool #247223
          9.00%, 4/15/18.  101,577

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         December 31, 2004

Principal
 Amount                     Value
---------                  --------
          Mortgage-Backed
          Securities (Continued)
$  4,593  Pool #177793
          9.50%, 5/15/19.. $  5,180
 128,530  Pool #512821
          6.50%, 6/15/19..  136,263
   2,579  Pool #284645
          8.50%, 2/15/20..    2,838
 326,246  Pool #304288
          7.68%, 1/15/22..  354,562
  46,213  Pool #8061
          4.625%, 10/20/22   47,171
   4,284  Pool #319650
          7.00%, 11/15/22.    4,578
  71,561  Pool #356770
          7.50%, 4/15/23..   77,380
   8,870  Pool #350532
          6.50%, 6/15/23..    9,395
 180,003  Pool #351405
          6.50%, 1/15/24..  190,453
  17,984  Pool #359470
          7.00%, 1/15/24..   19,203
  33,714  Pool #376445
          6.50%, 4/15/24..   35,671
  16,235  Pool #386348
          7.50%, 6/15/24..   17,514
 215,615  Pool #780035
          6.50%, 7/15/24..  228,131
 207,749  Pool #2080
          7.50%, 9/20/25..  222,996
  98,958  Pool #780459
          7.00%, 11/15/26.  105,514
  71,128  Pool #2345
          8.50%, 12/20/26.   77,573

Principal
 Amount                                  Value
----------                            -----------
           Mortgage-Backed
           Securities (Continued)
$   32,674 Pool #464704
           8.00%, 7/15/28............ $    35,494
    31,891 Pool #517210
           7.75%, 11/15/29...........      34,442
    82,257 Pool #564751
           6.00%, 8/15/31............      85,396
                                      -----------
                                        3,870,053
                                      -----------
           Total Mortgage-Backed Securities
           (Cost $27,371,842)........  27,755,169
                                      -----------
           Collateralized Mortgage
           Obligations--8.2%
           Federal Home Loan Mortgage Corp.--1.7%
   139,939 Series 1176-H
           8.00%, 12/15/06...........     140,395
 1,175,000 Series 1627-PJ
           6.00%, 3/15/23............   1,217,010
   713,451 Series 1602-H
           6.50%, 10/15/23...........     718,045
    61,992 Series 2123-PE
           6.00%, 12/15/27...........      63,172
                                      -----------
                                        2,138,622
                                      -----------
           Federal National Mortgage Association--6.2%
   475,326 Series 1988-15A
           9.00%, 6/25/18............     513,682
   358,196 Series 1992-136PK
           6.00%, 8/25/22............     372,464
    76,417 Series 1992-172M
           7.00%, 9/25/22............      80,266
 1,245,736 Series 1993-149M
           7.00%, 8/25/23............   1,307,258

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         December 31, 2004

Principal
 Amount                            Value
----------                      -----------
           Collateralized Mortgage
           Obligations (Continued)
$3,666,805 Series 1993-178PK
           6.50%, 9/25/23...... $ 3,775,679
 1,136,000 Series 1993-203PL
           6.50%, 10/25/23.....   1,199,801
    66,800 Series 1993-253H PO
           0.00%, 11/25/23.....      59,219
   197,708 Series 1993-255E
           7.10%, 12/25/23.....     217,493
                                -----------
                                  7,525,862
                                -----------
           Government National Mortgage
           Association--0.3%
   382,933 Series 1999-13PC
           6.00%, 3/20/28......     389,274
                                -----------
           Total Collateralized
           Mortgage Obligations
           (Cost $9,648,039)...  10,053,758
                                -----------

Number Of
 Shares                                Value
----------                          ------------
           Money Market Fund--14.0%
17,206,130 BNY Hamilton Treasury
           Money Fund (Hamilton
           Shares) 1.72% (a)
           (Cost $17,206,130)...... $ 17,206,130
                                    ------------
           Total Investments
           (Cost $118,075,984)(b)--
           99.1%...................  121,404,537
           Other assets less
           liabilities--0.9%.......    1,063,985
                                    ------------
           Net Assets--100.0%...... $122,468,522
                                    ------------

(a)Represents annualized 7 day yield at December 31, 2004.
(b)The cost of investments for Federal income tax purposes is $119,641,229. At December 31, 2004, net unrealized appreciation was $1,763,308 based on cost for Federal income tax purpose. This consisted of aggregate gross unrealized appreciation of $2,305,877 and aggregated gross unrealized depreciation of $542,569.

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         Statement of Assets and Liabilities

         December 31, 2004

          Assets:
            Non-affiliated investments at market value,
             (Cost $100,869,854)........................ $104,198,407
            Affiliated investments at market value,
             (Cost $17,206,130).........................   17,206,130
            Receivables:
             Interest...................................    1,173,912
             Capital stock sold.........................      209,332
             Investments sold...........................        8,117
            Other assets................................       13,557
                                                         ------------
             Total Assets...............................  122,809,455
                                                         ------------
          Liabilities:
            Payables:
             Dividends..................................      145,121
             Capital stock repurchased..................       93,072
             Services provided by The Bank of
              New York..................................       40,568
            Accrued expenses and other liabilities......       62,172
                                                         ------------
             Total Liabilities..........................      340,933
                                                         ------------
          Net Assets:................................... $122,468,522
                                                         ------------
          Sources Of Net Assets:
            Capital stock @ par......................... $     12,072
            Paid in capital.............................  121,773,066
            Accumulated distributions in excees of net
             investment income..........................   (1,660,254)
            Accumulated net realized loss on
             investments................................     (984,915)
            Net unrealized appreciation on
             investments................................    3,328,553
                                                         ------------
          Net Assets.................................... $122,468,522
                                                         ------------
          Class A Shares:
            Net assets.................................. $ 10,505,250
                                                         ------------
            Shares outstanding..........................    1,036,375
                                                         ------------
            Net asset value, offering price and
             repurchase price per share................. $      10.14
            Maximum sales charge--4.25% of public
             offering price.............................         0.45
                                                         ------------
            Maximum offering price...................... $      10.59
                                                         ------------
          Institutional Shares:
            Net assets.................................. $111,963,272
                                                         ------------
            Shares outstanding..........................   11,035,765
                                                         ------------
            Net asset value, offering price and
             repurchase price per share................. $      10.15
                                                         ------------
          Class A Shares authorized @ $.001 par
           value........................................  200,000,000
          Institutional Shares authorized @ $.001 par
           value........................................  200,000,000

                            Statement of Operations

                     For the year ended December 31, 2004

            Investment Income:
              Interest.................................. $5,202,179
              Interest from affiliated fund.............    123,802
                                                         ----------
               Total Income.............................  5,325,981
                                                         ----------
            Expenses:
              Advisory..................................    609,853
              Administration............................    198,785
              Transfer agent............................     58,782
              Custodian.................................     32,797
              12b-1 fee--Class A Shares.................     31,082
              Accounting services.......................     30,202
              Registration and filings..................     28,332
              Directors.................................     21,291
              Audit.....................................     14,581
              Reports to shareholders...................      9,871
              Legal.....................................      5,761
              Insurance.................................      2,501
              Cash management...........................      1,853
              Other.....................................     31,542
                                                         ----------
               Total Expenses...........................  1,077,233
              Fees waived by The Bank of New York
               (Note 3).................................   (165,824)
              Earnings credit adjustment (Note 3).......     (1,013)
                                                         ----------
               Net Expenses.............................    910,396
                                                         ----------
               Net Investment Income....................  4,415,585
                                                         ----------
            Realized and Unrealized Gain
             (Loss) on Investments:
              Net realized gain on investments..........    173,495
              Decrease in unrealized appreciation/
               depreciation on investments..............   (882,152)
                                                         ----------
              Net realized and unrealized loss on
               investments..............................   (780,657)
                                                         ----------
              Net increase in net assets resulting from
               operations............................... $3,706,928
                                                         ----------

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         Statements of Changes in Net Assets

                                                                              Year Ended December 31,
                                                                            --------------------------
                                                                                2004          2003
                                                                            ------------  ------------
Operations:
  Net investment income.................................................... $  4,415,585  $  4,494,783
  Net realized gain on investments.........................................      173,495     1,243,839
  Decrease in unrealized appreciation/depreciation on investments..........     (882,152)   (3,403,871)
                                                                            ------------  ------------
   Net increase in net assets resulting from operations....................    3,706,928     2,334,751
                                                                            ------------  ------------
Dividends To Shareholders:
  Dividends from net investment income: Class A Shares.....................     (515,133)     (619,108)
  Institutional Shares.....................................................   (4,830,887)   (4,773,442)
                                                                            ------------  ------------
                                                                              (5,346,020)   (5,392,550)
                                                                            ------------  ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares.........................    3,082,185     3,948,396
  Institutional Shares.....................................................   33,394,601    49,895,199
  Proceeds from shares issued on reinvestment of dividends: Class A Shares.      461,430       553,481
  Institutional Shares.....................................................    2,608,906     2,574,304
  Value of capital stock repurchased: Class A Shares.......................   (7,715,636)   (5,442,177)
  Institutional Shares.....................................................  (35,203,990)  (53,242,993)
                                                                            ------------  ------------
  Net decrease in net assets resulting from capital stock transactions.....   (3,372,504)   (1,713,790)
                                                                            ------------  ------------
   Decrease in Net Assets..................................................   (5,011,596)   (4,771,589)
Net Assets:
  Beginning of year........................................................  127,480,118   132,251,707
                                                                            ------------  ------------
  End of year.............................................................. $122,468,522  $127,480,118
                                                                            ------------  ------------
Changes In Capital Stock Outstanding:
  Shares sold: Class A Shares..............................................      301,842       378,058
  Institutional Shares.....................................................    3,280,241     4,763,497
  Shares issued on reinvestment of dividends: Class A Shares...............       45,253        53,273
  Institutional Shares.....................................................      255,807       247,558
  Shares repurchased: Class A Shares.......................................     (761,357)     (522,340)
  Institutional Shares.....................................................   (3,456,058)   (5,093,960)
                                                                            ------------  ------------
   Net decrease............................................................     (334,272)     (173,914)
  Shares outstanding, beginning of year....................................   12,406,412    12,580,326
                                                                            ------------  ------------
  Shares outstanding, end of year..........................................   12,072,140    12,406,412
                                                                            ------------  ------------

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

         Financial Highlights

                                                                   Class A Shares
                                                    -------------------------------------------
                                                              Year Ended December 31,
                                                    -------------------------------------------
                                                      2004     2003     2002   2001(a)    2000
                                                    -------  -------  -------  -------  -------
PER SHARE DATA:
Net asset value at beginning of year............... $ 10.27  $ 10.51  $  9.98  $  9.85  $  9.41
                                                    -------  -------  -------  -------  -------
Gain (loss) from investment operations
Net investment income..............................    0.35     0.33     0.43     0.49     0.53
Net realized and unrealized gain (loss) on
  investments......................................   (0.06)   (0.17)    0.57     0.15     0.45
                                                    -------  -------  -------  -------  -------
 Total from investment operations..................    0.29     0.16     1.00     0.64     0.98
                                                    -------  -------  -------  -------  -------
Dividends
Dividends from net investment income...............   (0.42)   (0.40)   (0.47)   (0.51)   (0.54)
                                                    -------  -------  -------  -------  -------
Net asset value at end of year..................... $ 10.14  $ 10.27  $ 10.51  $  9.98  $  9.85
                                                    -------  -------  -------  -------  -------
TOTAL RETURN:
Total investment return based on net asset value(b)    2.92%    1.50%   10.22%    6.62%   10.76%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted).......... $10,505  $14,896  $16,196  $13,278  $12,168
Ratio to average net assets of:....................
 Expenses, net of waiver from The Bank of
   New York........................................    0.98%    1.04%    1.04%    1.04%    1.04%
 Expenses, prior to waiver from The Bank of
   New York........................................    1.11%    1.14%    1.14%    1.18%    1.18%
 Net investment income, net of waiver from The
   Bank of New York................................    3.39%    3.13%    4.20%    4.89%    5.67%
Portfolio turnover rate............................       8%      87%      41%      44%      10%

(a)As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gain (loss) on investments per share by $.02 and decrease the ratio of net investment income to average net assets from 5.09% to 4.89%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

         BNY Hamilton Intermediate Government Fund

                                                                Institutional Shares
                                                   ----------------------------------------------
                                                               Year Ended December 31,
                                                   ----------------------------------------------
                                                     2004      2003      2002    2001(a)    2000
                                                   --------  --------  --------  -------  -------
PER SHARE DATA:                                                               .
Net asset value at beginning of year.............. $  10.28  $  10.51  $   9.99  $  9.85  $  9.41
                                                   --------  --------  --------  -------  -------
Gain (loss) from investment operations
Net investment income.............................     0.37      0.35      0.46     0.51     0.56
Net realized and unrealized gain (loss) on
  investments.....................................    (0.05)    (0.16)     0.55     0.17     0.44
                                                   --------  --------  --------  -------  -------
 Total from investment operations.................     0.32      0.19      1.01     0.68     1.00
                                                   --------  --------  --------  -------  -------
Dividends
Dividends from net investment income..............    (0.45)    (0.42)    (0.49)   (0.54)   (0.56)
                                                   --------  --------  --------  -------  -------
Net asset value at end of year.................... $  10.15  $  10.28  $  10.51  $  9.99  $  9.85
                                                   --------  --------  --------  -------  -------
TOTAL RETURN:
Total invetment return based on net asset value(b)     3.18%     1.86%    10.39%    6.99%   11.03%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)......... $111,963  $112,584  $116,056  $86,160  $75,533
Ratio to average net assets of:...................
 Expenses, net of waiver from The Bank of
   New York.......................................     0.72%     0.79%     0.79%    0.79%    0.79%
 Expenses, prior to waiver from The Bank of
   New York.......................................     0.86%     0.89%     0.89%    0.93%    0.94%
 Net investment income, net of waiver from The
   Bank of New York...............................     3.65%     3.39%     4.45%    5.15%    5.92%
Portfolio turnover rate...........................        8%       87%       41%      44%      10%

(a)As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gain (loss) on investments per share by $.02 and decrease the ratio of net investment income to average net assets from 5.35% to 5.15%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         Schedule of Investments

         December 31, 2004


 Principal
  Amount                               Value
-----------                         -----------
            Mortgage-Backed
            Securities--31.7%
            Federal Home Loan Mortgage Corp.--28.9%
$    25,149 Pool #160074
            10.00%, 4/01/09........ $    27,262
    119,714 Pool #180006
            9.25%, 8/01/11.........     131,510
    398,461 Gold Pool #E00678
            6.50%, 6/01/14.........     422,220
 12,352,462 Gold Pool #E01386
            5.00%, 6/01/18.........  12,554,322
  3,008,085 Gold Pool #E01425
            4.50%, 8/01/18.........   3,005,201
  2,062,361 Gold Pool #E98903
            4.50%, 8/01/18.........   2,060,383
  4,152,297 Gold Pool #E99778
            4.50%, 9/01/18.........   4,148,316
  1,520,338 Gold Pool #B10824
            4.50%, 11/01/18........   1,518,881
  4,560,344 Gold Pool # B14178
            4.00%, 5/01/19.........   4,461,677
  2,472,536 Gold Pool #B15346
            4.50%, 6/01/19.........   2,465,810
      7,763 Gold Pool #G00800
            7.00%, 11/01/26........       8,265
    391,595 Gold Pool #G00767
            7.50%, 8/01/27.........     420,623
    131,718 Gold Pool #C29166
            7.00%, 7/01/29.........     139,719
    392,174 Gold Pool #C00896
            7.50%, 12/01/29........     420,505
    147,912 Gold Pool #G01131
            7.50%, 9/01/30.........     158,538
    282,696 Gold Pool #C01095
            7.00%, 11/01/30........     299,707

Principal
 Amount                         Value
----------                    ----------
           Mortgage-Backed
           Securities (Continued)
$   24,818 Gold Pool #C44362
           7.50%, 11/01/30... $   26,601
    71,833 Gold Pool #C46812
           7.50%, 1/01/31....     76,994
     8,380 Gold Pool # C55047
           7.50%, 7/01/31....      8,982
   341,731 Gold Pool #C60567
           7.00%, 11/01/31...    362,177
 2,063,152 Gold Pool #C01329
           7.00%, 3/01/32....  2,186,596
 1,018,338 Gold Pool #C01345
           7.00%, 4/01/32....  1,079,280
   896,983 Gold Pool # C01351
           6.50%, 5/01/32....    941,869
 5,837,641 Gold Pool #C01385
           6.50%, 8/01/32....  6,129,768
   655,646 Gold Pool # C75331
           6.50%, 8/01/32....    688,456
 4,574,302 Gold Pool #G01443
           6.50%, 8/01/32....  4,803,209
 1,933,966 Gold Pool #C01403
           6.00%, 9/01/32....  2,000,575
   410,362 Gold Pool #C01396
           6.50%, 9/01/32....    430,898
 2,489,214 Gold Pool # C01404
           6.50%, 10/01/32...  2,613,779
 1,235,388 Gold Pool # C75536
           6.00%, 1/01/33....  1,277,937
   742,489 Gold Pool #C01500
           6.50%, 1/01/33....    779,645
 4,126,963 Gold Pool #C01511
           6.00%, 3/01/33....  4,269,102

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         December 31, 2004

 Principal
  Amount                          Value
-----------                    ------------
            Mortgage-Backed
            Securities (Continued)
$ 8,481,038 Gold Pool #G01513
            6.00%, 3/01/33.... $  8,773,137
  1,853,093 Gold Pool #C77416
            6.00%, 3/01/33....    1,916,916
  4,362,332 Gold Pool #C79865
            5.00%, 6/01/33....    4,341,145
  3,531,142 Gold Pool #C01582
            5.50%, 7/01/33....    3,590,521
  4,338,350 Gold Pool #A12365
            5.00%, 8/01/33....    4,317,280
 10,337,522 Gold Pool #A14164
            5.00%, 10/01/33...   10,287,315
  3,248,231 Gold Pool # A13973
            5.50%, 10/01/33...    3,302,853
    185,526 Pool # A15024
            6.00%, 10/01/33...      191,735
  7,407,200 Gold Pool #A15479
            5.50%, 11/01/33...    7,531,759
  1,427,519 Gold Pool #A15851
            5.50%, 12/01/33...    1,451,524
  3,551,923 Gold Pool #A17572
            4.50%, 1/01/34....    3,432,690
  2,793,149 Gold Pool # A17356
            5.00%, 1/01/34....    2,775,607
  5,002,566 Gold Pool # A23396
            5.00%, 6/01/34....    4,971,149
 17,676,118 Gold Pool # C01847
            5.50%, 6/01/34....   17,968,342
                               ------------
                                134,770,780
                               ------------
            Federal National Mortgage
            Association--1.9%
     53,264 Pool #219238
            8.50%, 2/01/09....       55,404

Principal
 Amount                         Value
----------                    ----------
           Mortgage-Backed
           Securities (Continued)
$  706,024 Pool #190770
           7.00%, 4/01/09.... $  734,581
   167,326 Pool #527268
           7.00%, 11/01/14...    177,401
   999,365 Pool #253942
           6.00%, 9/01/16....  1,047,864
 1,420,033 Pool #647532
           5.50%, 5/01/17....  1,469,163
 1,357,887 Pool #694970
           5.50%, 4/01/18....  1,404,530
 2,105,168 Pool #E555384
           5.50%, 4/01/18....  2,177,478
 1,473,455 Pool #545994
           7.00%, 10/01/32...  1,561,970
                              ----------
                               8,628,391
                              ----------
           Government National Mortgage
           Association--0.9%
    11,837 Pool #13416
           8.00%, 9/15/06....     12,198
     9,829 Pool #13688
           8.00%, 11/15/06...     10,128
    11,400 Pool #12766
           8.00%, 12/15/06...     11,747
     9,654 Pool #16080
           7.50%, 4/15/07....     10,049
   119,089 Pool #21598
           8.00%, 2/15/08....    125,600
    19,912 Pool #27246 9.00%,
           12/15/08..........     21,418
    10,768 Pool #31570
           9.50%, 6/15/09....     11,786
     5,343 Pool #34366
           9.50%, 9/15/09....      5,848

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         December 31, 2004

Principal
 Amount                             Value
----------                       ------------
           Mortgage-Backed
           Securities (Continued)
$   11,047 Pool #33765
           9.50%, 10/15/09...... $     12,092
    15,429 Pool #34704
           9.50%, 10/15/09......       16,889
    71,856 Pool #171774
           9.00%, 9/15/16.......       80,406
     6,020 Pool #290313
           9.50%, 5/15/20.......        6,793
   186,546 Pool #319650
           7.00%, 11/15/22......      199,368
   104,554 Pool #349306
           8.00%, 2/15/23.......      114,328
    54,777 Pool #376445
           6.50%, 4/15/24.......       57,957
   169,539 Pool #362262
           7.50%, 4/15/24.......      182,897
    80,074 Pool #384069
           7.50%, 4/15/24.......       86,383
    11,114 Pool #780689
           6.50%, 12/15/27......       11,730
 1,138,578 Pool #464686
           6.50%, 7/15/28.......    1,200,828
    56,975 Pool #511772
           8.00%, 11/15/30......       61,855
   106,194 Pool #485393
           7.00%, 4/15/31.......      112,872
   294,964 Pool #550475
           7.00%, 5/15/31.......      313,513
 1,471,851 Pool #781336
           6.00%, 10/15/31......    1,528,023
                                 ------------
                                    4,194,708
                                 ------------
           Total Mortgage-Backed
           Securities
           (Cost $145,770,892)..  147,593,879
                                 ------------

 Principal
  Amount                             Value
-----------                       -----------
            United States Government
            Agencies & Obligations--26.5%
            Federal Home Loan Mortgage Corp.--7.5%
$ 9,648,000 1.50%, 8/15/05....... $ 9,573,673
  4,416,000 4.875%, 3/15/07......   4,559,555
  4,566,826 4.50%, 9/15/22.......   4,602,357
  5,551,531 5.00%, 7/01/34.......   5,516,665
  4,610,829 5.50%, 7/01/34.......   4,687,057
  5,577,172 6.00%, 8/01/34.......   5,764,108
                                  -----------
                                   34,703,415
                                  -----------
            Federal National Mortgage
            Association--6.8%
 12,533,000 4.375%, 10/15/06.....  12,783,397
  1,475,000 3.125%, 12/15/07.....   1,460,474
  3,397,000 6.00%, 5/15/08.......   3,655,311
  4,191,000 4.00%, 9/02/08.......   4,212,873
    492,000 6.125%, 3/15/12......     546,641
    640,000 5.50%, 7/18/12.......     647,715
  5,941,000 5.125%, 1/02/14......   6,058,685
  1,896,000 6.25%, 5/15/29.......   2,157,661
                                  -----------
                                   31,522,757
                                  -----------
            United States Treasury Bonds--4.4%
 11,590,000 7.125%, 2/15/23......  14,789,477
  4,564,000 6.125%, 8/15/29......   5,358,419
    500,000 5.375%, 2/15/31......     540,664
                                  -----------
                                   20,688,560
                                  -----------
            United States Treasury Notes--7.8%
  4,784,000 2.00%, 8/31/05.......   4,765,314
  2,354,000 1.625%, 9/30/05......   2,336,620
  3,980,000 2.75%, 6/30/06.......   3,969,274
 10,330,000 4.375%, 5/15/07......  10,616,896
  1,959,000 6.00%, 8/15/09.......   2,160,563
  1,424,000 3.50%, 11/15/09......   1,417,324

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         December 31, 2004

Principal
 Amount                                   Value
----------                             ------------
           United States Government
           Agencies & Obligations
           (Continued)
           United States Treasury Notes (Continued)
$8,126,000 4.25%, 8/15/14............. $  8,144,097
 3,237,000 4.25%, 11/15/14............    3,245,471
                                       ------------
                                         36,655,559
                                       ------------
           Total United States
           Government Agencies &
           Obligations
           (Cost $123,422,380)........  123,570,291
                                       ------------
           Corporate Bonds--23.2%
           Aerospace and Defense--0.2%
   767,000 General Dynamics Corp.
           4.25%, 5/15/13.............      751,112
                                       ------------
           Automotive--0.8%
 1,162,000 DaimlerChrysler NA
           Holdings 7.20%, 9/01/09....    1,293,325
 2,305,000 Ford Motor Co.
           7.45%, 7/16/31.............    2,318,226
                                       ------------
                                          3,611,551
                                       ------------
           Banking and Finance--0.6%
   581,000 Bank of America Corp.
           7.40%, 1/15/11.............      673,018
 2,020,000 Wells Fargo & Co.
           4.625%, 4/15/14............    1,994,065
                                       ------------
                                          2,667,083
                                       ------------
           Beverages--Food and Tobacco--0.7%
   512,000 Coca-Cola Enterprises, Inc.
           5.25%, 5/15/07.............      532,252
 1,017,000 General Mills, Inc.
           2.625%, 10/24/06...........      999,708

Principal
 Amount                                  Value
----------                             ----------
           Corporate Bonds (Continued)
$  454,000 Kellogg Co.
           2.875%, 6/01/08............ $  440,962
 1,483,000 PepsiCo, Inc
           3.20%, 5/15/07.............  1,475,838
                                       ----------
                                        3,448,760
                                       ----------
           Communications, Media and
           Entertainment--1.8%
 2,370,000 Comcast Corp.
           7.05%, 3/15/33.............  2,711,820
   904,000 News America Holdings
           9.25%, 2/01/13.............  1,165,003
 4,191,000 Time Warner, Inc.
           6.75%, 4/15/11.............  4,714,284
                                       ----------
                                        8,591,107
                                       ----------
           Computer-Micro--0.4%
   433,000 IBM Corp.
           4.75%, 11/29/12............    442,125
 1,040,000 IBM Corp.
           7.00%, 10/30/25............  1,233,292
                                       ----------
                                        1,675,417
                                       ----------
           Computer-Software and Peripherals--0.0%
 1,643,000 Metromedia Fiber Network,
           Inc.
           10.00%, 12/15/09 (a).......         --
                                       ----------
           Consumer Goods and Services--0.3%
 1,233,000 Cendant Corp.
           7.375%, 1/15/13............  1,426,375
                                       ----------

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         December 31, 2004

Principal
 Amount                                     Value
----------                                ----------
           Corporate Bonds (Continued)
           Financial Services--9.6%
$1,211,000 American General Finance,
           Series H
           5.375%, 10/01/12.............. $1,255,451
   948,000 Capital One Bank
           5.75%, 9/15/10................  1,005,645
   990,000 Caterpillar Financial Services
           Corp.
           3.625%, 11/15/07..............    991,087
   551,000 CIT Group, Inc.
           3.375%, 4/01/09...............    535,226
 3,169,000 Citigroup, Inc.
           3.50%, 2/01/08................  3,154,869
 1,150,000 Countrywide Home Loan
           2.875%, 2/15/07...............  1,129,703
 3,208,000 Ford Motor Credit Co.
           7.875%, 6/15/10...............  3,534,446
 2,110,000 General Electric Capital Corp.
           3.75%, 12/15/09...............  2,076,552
 2,500,000 General Electric Capital Corp.
           6.75%, 3/15/32................  2,926,125
 4,084,000 General Motors Acceptance
           Corp.
           5.625%, 5/15/09...............  4,084,147
 1,116,000 General Motors Acceptance
           Corp.
           6.875%, 8/28/12...............  1,139,414
 2,692,000 Goldman Sachs Group, Inc.
           5.00%, 10/01/14...............  2,688,199
   975,000 Goldman Sachs Group, Inc.
           6.125%, 2/15/33...............  1,012,899
 1,115,000 John Deere Capital Corp.
           3.375%, 10/01/07..............  1,104,762

Principal
 Amount                                   Value
----------                             -----------
           Corporate Bonds (Continued)
$3,026,000 Merrill Lynch & Co.
           4.125%, 1/15/09............ $ 3,042,664
 1,121,000 Merrill Lynch & Co. FRN
           3.70%, 3/02/09.............   1,114,711
 2,526,000 Morgan Stanley
           4.00%, 1/15/10.............   2,497,305
   400,000 SLM Corp.
           3.95%, 8/15/08.............     400,411
   994,000 SLM Corp.
           5.375%, 1/15/13............   1,028,226
 4,180,000 Verizon Global Funding
           Corp.
           7.25%, 12/01/10............   4,788,973
 1,393,000 Verizon Global Funding
           Corp.
           7.75%, 12/01/30............   1,731,953
 3,171,000 Washington Mutual Financial
           Corp.
           6.25%, 5/15/06.............   3,281,474
                                       -----------
                                        44,524,242
                                       -----------
           Forest and Paper Products--0.3%
 1,436,000 International Paper Co.
           5.85%, 10/30/12............   1,530,090
                                       -----------
           Health Care Products and Services--0.1%
   347,000 Abbott Laboratories
           5.625%, 7/01/06............     358,754
                                       -----------
           Household and Personal Care
           Products--0.4%
   505,000 The Procter & Gamble Co.
           6.875%, 9/15/09............     568,265
 1,259,000 The Proctor & Gamble Co.
           4.95%, 8/15/14.............   1,287,328
                                       -----------
                                         1,855,593
                                       -----------

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         December 31, 2004

Principal
 Amount                                   Value
----------                              ----------
           Corporate Bonds (Continued)
           Insurance--0.2%
$1,056,000 MetLife, Inc.
           6.50%, 12/15/32............. $1,151,602
                                        ----------
           Oil and Gas--1.1%
   689,000 ChevronTexaco Capital Co.
           3.375%, 2/15/08.............    685,826
 2,007,000 Conoco Funding Co.
           6.35%, 10/15/11.............  2,240,167
 1,353,000 Occidental Petroleum
           4.25%, 3/15/10..............  1,354,906
   659,000 Pemex Project Funding
           Master Trust
           9.125%, 10/13/10............    790,141
                                        ----------
                                         5,071,040
                                        ----------
           Pharmaceuticals--0.3%
 1,450,000 GlaxoSmithKline PLC
           2.375%, 4/16/07.............  1,419,457
                                        ----------
           Real Estate Investment Trusts--0.2%
   882,000 EOP Operating LP
           4.75%, 3/15/14..............    853,219
                                        ----------
           Resorts and Entertainment--0.4%
 1,743,000 Walt Disney Co.
           5.375%, 6/01/07.............  1,811,859
                                        ----------
           Retail-Discount Stores--0.5%
 2,544,000 Wal-Mart Stores, Inc.
           4.125%, 2/15/11.............  2,553,128
                                        ----------
           Retail-Food Stores--0.3%
 1,170,000 Safeway, Inc.
           4.95%, 8/16/10..............  1,191,012
                                        ----------
           Telecommunications--2.2%
 1,776,000 AT&T Wireless Services, Inc.
           7.875%, 3/01/11.............  2,093,223

Principal
 Amount                                    Value
----------                              -----------
           Corporate Bonds (Continued)
           Telecommunications (Continued)
$1,862,000 Deutsche Telekom
           International Finance
           5.25%, 7/22/13.............. $ 1,915,266
 1,401,000 Global Crossing Ltd.
           8.70%, 8/01/07 (a)..........          --
 1,930,000 NEXTLINK
           Communications, Inc.
           10.75%, 11/15/08 (a)........          --
   622,000 SBC Communications Inc.
           6.15%, 9/15/34..............     640,587
   898,000 Sprint Capital Corp.
           6.125%, 11/15/08............     963,037
 1,071,000 Sprint Capital Corp.
           8.75%, 3/15/32..............   1,426,903
 2,078,000 Verizon Virginia, Inc.
           4.625%, 3/15/13.............   2,026,399
 1,344,000 Vodafone Group PLC
           3.95%, 1/30/08..............   1,353,364
 1,406,000 Williams Communication
           Group, Inc.
           10.875%, 10/01/09 (a).......          --
                                        -----------
                                         10,418,779
                                        -----------
           Transportation--0.7%
 1,410,000 Burlington Northern Santa Fe
           Corp. 7.95%, 8/15/30........   1,813,918
 1,364,000 Union Pacific Corp.
           5.375%, 5/01/14.............   1,412,942
                                        -----------
                                          3,226,860
                                        -----------
           Utilities--Gas and Electric--1.9%
 2,044,000 Carolina Power and Light
           Co. 5.125%, 9/15/13.........   2,091,059
 1,831,000 ConEdison Co.
           4.875%, 2/01/13.............   1,860,003

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         December 31, 2004

Principal
 Amount                                     Value
----------                               ------------
           Corporate Bonds (Continued)
           Utilities--Gas and Electric (Continued)
$  978,000 Dominion Resources, Inc.
           4.125%, 2/15/08.............. $    984,726
 1,186,000 Dominion Resources, Inc.
           Series E 6.75%, 12/15/32.....    1,306,811
 1,074,000 Florida Power & Light Co.
           5.65%, 2/01/35...............    1,104,894
   604,000 Sempra Energy
           6.00%, 2/01/13...............      644,638
   899,000 Valero Energy Corp.
           6.875%, 4/15/12..............    1,019,685
                                         ------------
                                            9,011,816
                                         ------------
           Waste Management--0.2%
   988,000 Waste Management, Inc.
           5.00%, 3/15/14...............      995,171
                                         ------------
           Total Corporate Bonds
           (Cost $109,256,585)..........  108,144,027
                                         ------------
           Commercial Mortgage-Backed
           Securities--4.8%
           Financial Services--4.8%
 2,779,000 Banc of America Commercial
           Mortgage, Inc. Series 2004-4,
           Class A3 4.128%, 7/10/42.....    2,777,883
 1,715,601 Bear Stearns Commercial
           Mortgage Securities, Inc.,
           Series 1999-WF2, Class A1
           6.80%, 7/15/31...............    1,790,557
 3,443,000 Bear Stearns Commercial
           Mortgage Securities, Inc.,
           Series 2002-TOP6, Class A2
           6.46%, 10/15/36..............    3,834,176

Principal
 Amount                                      Value
----------                                -----------
           Commercial Mortgage-Backed
           Securities (Continued)
$2,644,000 Bear Stearns Commercial
           Mortgage Securities, Inc.,
           Series 2003-T10, Class A2
           4.74%, 3/13/40................ $ 2,660,984
 2,325,000 GE Capital Commercial
           Mortgage Corp.
           Series 2003-C1, Class A2
           4.093%, 1/10/38...............   2,324,068
 4,033,000 LB-UBS Commercial
           Mortgage Trust
           Series 2004-C7, Class A6
           4.786%, 10/15/29..............   4,024,526
 4,330,000 Morgan Stanley Dean Witter
           Capital I, Series 2001-TOP1,
           Class A4 6.66%, 2/15/33.......   4,809,655
                                          -----------
           Total Commercial
           Mortgage-Backed
           Securities
           (Cost $21,393,266)............  22,221,849
                                          -----------
           Asset-Backed
           Securities--4.6%
           Asset-Backed Securities-Credit Cards--2.3%
 1,596,000 Citibank Credit Card Issuance
           Trust, Series 2004-A1,
           Class A1 2.55%, 1/20/09.......   1,568,842
 6,180,000 Discover Card Master Trust I,
           Series 1996-3, Class A
           6.05%, 8/18/08................   6,375,107
 2,705,000 Fleet Credit Card Master
           Trust II Series 2002-C,
           Class A 2.75%, 4/15/08........   2,699,512
                                          -----------
                                           10,643,461
                                          -----------

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         December 31, 2004

Principal
 Amount                                    Value
----------                              -----------
           Asset-backed Securities
           (Continued)
           Asset-Backed Securities-Trade & Lease
           Receivables--2.3%
$1,138,000 BMW Vehicle Owners Trust,
           Series 2004-A, Class A3
           2.67%, 3/25/08.............. $ 1,129,775
 2,538,000 Chase Manhattan Auto
           Owner Trust, Series 2003-A,
           Class A4 2.06%, 12/15/09....   2,474,388
 3,762,000 Daimler Chrysler Auto Trust,
           Series 2002-B, Class A4
           3.53%, 12/06/07.............   3,771,976
 3,485,000 Volkswagen Auto Loan
           Enhanced Trust, Series
           2003-1, Class A3
           1.49%, 5/21/07..............   3,453,345
                                        -----------
                                         10,829,484
                                        -----------
           Total Asset-Backed
           Securities
           (Cost $21,221,391)..........  21,472,945
                                        -----------
           Collateralized Mortgage
           Obligations--4.1%
           Federal Home Loan Mortgage Corp.--1.0%
   503,184 Series SF1, Class A3
           2.00%, 12/15/08.............     501,872
 1,000,000 Series 1678CA
           6.00%, 2/15/09..............   1,032,159
 2,676,000 Series H010 A2
           2.028%, 4/15/10.............   2,641,230
   418,506 Series 2154PK
           6.50%, 10/15/27.............     419,220
                                        -----------
                                          4,594,481
                                        -----------

Principal
 Amount                                   Value
----------                             -----------
           Collateralized Mortgage
           Obligations (Continued)
           Financial Services--2.8%
$  626,062 Residential Accredit Loans,
           Inc. Series 2002-QS5,
           Class A9 5.00%, 1/25/33.... $   631,692
 2,483,565 Residential Accredit Loans,
           Inc. Series 2004-QA5, Class
           A1 4.270%, 12/25/34........   2,495,983
 2,388,514 Structured Adjustable Rate
           Mortgage Loan Series
           2004-14, Class 1A
           5.127%, 10/25/34...........   2,429,796
 4,804,860 Washington Mutual, Series
           2003-AR9, Class 1A2A
           2.34%, 9/25/33.............   4,796,549
 2,082,106 Washington Mutual Series
           2003-AR9, Class 1A2B
           3.14%, 9/25/33.............   2,082,301
   674,312 Washington Mutual Series
           2003-AR10, Class A2
           2.60%, 10/25/33............     674,378
                                       -----------
                                        13,110,699
                                       -----------
           Government National Mortgage
           Association--0.3%
 1,211,786 Series 2003-47, Class A
           2.848%, 6/16/18............   1,191,741
                                       -----------
           Total Collateralized
           Mortgage Obligations
           (Cost $18,922,557).........  18,896,921
                                       -----------

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         December 31, 2004

 Principal
  Amount                                       Value
-----------                                 ------------
            Foreign Government Agencies
            & Obligations--0.5%
$ 2,019,000 United Mexican States
            (Mexico)
            6.375%, 1/16/13
            (Cost $2,053,144).............. $  2,150,235
                                            ------------
 Number of
  Shares
-----------
            Warrants--0.0%
      1,391 AboveNet, Inc.
            (Cost $0)......................           --
                                            ------------
            Money Market Fund--4.1%
 19,003,284 BNY Hamilton Money Fund
            (Hamilton Shares), 2.01% (b)
            (Cost $19,003,284).............   19,003,284
                                            ------------
            Total Investments
            (Cost $461,043,499)(c)--
            99.5%..........................  463,053,431
            Other assets less liabilities--
            0.5%...........................    2,435,912
                                            ------------
            Net Assets--100.0%............. $465,489,343
                                            ------------

FRNFloating Rate Note. Coupon shown is in effect at December 31, 2004. Date represents ultimate maturity date.
(a)Issue is currently in default.
(b)Represents annualized 7 day yield at December 31, 2004.
(c)The cost of investments for Federal income tax purposes is $462,342,059. At December 31, 2004, net unrealized appreciation was $711,372 based on cost for Federal income tax purposes. This consist of aggregate gross unrealized appreciation of $5,533,533 and aggregate gross unrealized depreciation of $4,822,161.

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         Statement of Assets and Liabilities

         December 31, 2004

    Assets:
     Non-affiliated investments at market value,
      (Cost $442,040,615).................................... $444,050,147
     Affiliated investments at market value,
      (Cost $19,003,284).....................................   19,003,284
     Receivables:
       Interest..............................................    3,829,402
       Capital stock sold....................................      396,384
       Investments sold......................................        7,084
     Other assets............................................       14,801
                                                              ------------
       Total Assets..........................................  467,301,102
                                                              ------------
    Liabilities:
     Payables:
       Capital stock repurchased.............................      895,835
       Dividends.............................................      521,445
       Services provided by The Bank of New York.............      211,059
     Accrued expenses and other liabilities..................      183,420
                                                              ------------
       Total Liabilities.....................................    1,811,759
                                                              ------------
    Net Assets:.............................................. $465,489,343
                                                              ------------
    Sources Of Net Assets:
     Capital stock @ par..................................... $     45,404
     Paid in capital.........................................  465,765,004
     Accumulated distributions in excess of net investment
      income.................................................   (1,319,027)
     Accumulated net realized loss on investments............   (1,011,970)
     Net unrealized appreciation on investments..............    2,009,932
                                                              ------------
    Net Assets............................................... $465,489,343
                                                              ------------
    Class A Shares:
     Net assets.............................................. $  4,696,206
                                                              ------------
     Shares outstanding......................................      457,830
                                                              ------------
     Net asset value, offering price and repurchase price per
      share.................................................. $      10.26
     Maximum sales charge--4.25% of public offering price....         0.46
                                                              ------------
     Maximum offering price.................................. $      10.72
                                                              ------------
    Class C Shares:
     Net assets.............................................. $    108,773
                                                              ------------
     Shares outstanding......................................       10,602
                                                              ------------
     Net asset value, offering price and repurchase price per
      share.................................................. $      10.26
                                                              ------------
    Institutional Shares:
     Net assets.............................................. $460,684,364
                                                              ------------
     Shares outstanding......................................   44,935,440
                                                              ------------
     Net asset value, offering price and repurchase price per
      share.................................................. $      10.25
                                                              ------------
    Class A Shares authorized @ $.001 par value..............  200,000,000
    Class C Shares authorized @ $.001 par value..............  200,000,000
    Institutional Shares authorized @ $.001 par value........  200,000,000

                            Statement of Operations

                     For the year ended December 31, 2004

       Investment Income:
        Interest............................................ $20,145,226
        Interest from affiliated fund.......................     176,225
                                                             -----------
          Total Income......................................  20,321,451
                                                             -----------
       Expenses:
        Advisory............................................   2,360,006
        Administration......................................     743,792
        Transfer agent......................................     120,820
        Custodian...........................................      46,422
        Registration and filings............................      30,834
        Accounting services.................................      30,136
        Audit...............................................      20,626
        Directors...........................................      18,504
        12b-1 fee--Class A Shares...........................      15,657
        Class C Shares......................................         118
        Insurance...........................................       9,333
        Legal...............................................       9,100
        Reports to shareholders.............................       6,909
        Cash management.....................................       3,950
        Other...............................................      35,511
                                                             -----------
          Total Expenses....................................   3,451,718
        Fees waived by The Bank of New York (Note 3)........      (2,085)
        Earnings credit adjustment (Note 3).................      (3,183)
                                                             -----------
          Net Expenses......................................   3,446,450
                                                             -----------
          Net Investment Income.............................  16,875,001
                                                             -----------
       Realized and Unrealized Gain (loss)
        on Investments:
        Net realized gain on investments....................   1,486,786
        Decrease in unrealized appreciation/depreciation on
         investments........................................    (379,411)
                                                             -----------
        Net realized and unrealized gain on investments.....   1,107,375
                                                             -----------
        Net increase in net assets resulting from operations $17,982,376
                                                             -----------

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         Statements of Changes in Net Assets

                                                                          Year Ended December 31,
                                                                        --------------------------
                                                                            2004          2003
                                                                        ------------  ------------
Operations:
  Net investment income................................................ $ 16,875,001  $ 17,309,044
  Net realized gain on investments.....................................    1,486,786    12,440,535
  Decrease in unrealized appreciation/depreciation on investments......     (379,411)  (13,288,187)
                                                                        ------------  ------------
   Net increase in net assets resulting from operations................   17,982,376    16,461,392
                                                                        ------------  ------------
Dividends and Distributions to Shareholders:
  Dividends from net investment income: Class A Shares.................     (237,846)     (385,272)
  Class C Shares.......................................................         (402)           --
  Institutional Shares.................................................  (18,964,018)  (20,496,851)
  Distributions from capital gains: Class A Shares.....................       (8,530)      (89,409)
  Institutional Shares.................................................     (739,722)   (5,483,886)
                                                                        ------------  ------------
                                                                         (19,950,518)  (26,455,418)
                                                                        ------------  ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares.....................    2,566,872     2,309,534
  Class C Shares.......................................................      108,627            --
  Institutional Shares.................................................   95,621,901    63,125,140
  Proceeds from shares issued on reinvestment of
   dividends and distributions: Class A Shares.........................      201,172       403,627
  Class C Shares.......................................................          337            --
  Institutional Shares.................................................    3,367,171     7,035,445
  Value of capital stock repurchased: Class A Shares...................   (5,728,974)   (4,237,864)
  Institutional Shares.................................................  (98,417,707)  (71,052,808)
                                                                        ------------  ------------
  Net decrease in net assets resulting from capital stock transactions.   (2,280,601)   (2,416,926)
                                                                        ------------  ------------
   Decrease in Net Assets..............................................   (4,248,743)  (12,410,952)
Net Assets:
  Beginning of year....................................................  469,738,086   482,149,038
                                                                        ------------  ------------
  End of year.......................................................... $465,489,343  $469,738,086
                                                                        ------------  ------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares..........................................      249,973       220,410
  Class C Shares.......................................................       10,569            --
  Institutional Shares.................................................    9,303,152     6,029,596
  Shares issued on reinvestment of dividends
   and distributions: Class A Shares...................................       19,609        38,649
  Class C Shares.......................................................           33            --
  Institutional Shares.................................................      329,781       663,601
  Shares repurchased: Class A Shares...................................     (562,797)     (404,667)
  Institutional Shares.................................................   (9,592,924)   (6,791,365)
                                                                        ------------  ------------
   Net decrease........................................................     (242,604)     (243,776)
  Shares outstanding, beginning of year................................   45,646,476    45,890,252
                                                                        ------------  ------------
  Shares outstanding, end of year......................................   45,403,872    45,646,476
                                                                        ------------  ------------

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

         Financial Highlights

                                                                   Class A Shares
                                                       --------------------------------------
                                                               Year Ended December 31,
                                                       --------------------------------------
                                                        2004    2003    2002   2001(a)  2000
                                                       ------  ------  ------  ------- ------
PER SHARE DATA:
Net asset value at beginning of year.................. $10.30  $10.51  $10.24  $10.12  $ 9.84
                                                       ------  ------  ------  ------  ------
Gain (loss) from investment operations
Net investment income.................................   0.34    0.35    0.49    0.56    0.58
Net realized and unrealized gain (loss) on investments   0.03   (0.01)   0.29    0.13    0.28
                                                       ------  ------  ------  ------  ------
 Total from investment operations.....................   0.37    0.34    0.78    0.69    0.86
                                                       ------  ------  ------  ------  ------
Dividends and distributions
Dividends from net investment income..................  (0.39)  (0.43)  (0.51)  (0.57)  (0.58)
Distributions from capital gains......................  (0.02)  (0.12)     --      --      --
                                                       ------  ------  ------  ------  ------
 Total dividends and distributions....................  (0.41)  (0.55)  (0.51)  (0.57)  (0.58)
                                                       ------  ------  ------  ------  ------
Net asset value at end of year........................ $10.26  $10.30  $10.51  $10.24  $10.12
                                                       ------  ------  ------  ------  ------
TOTAL RETURN:
Total investment return based on net asset value(b)...   3.65%   3.29%   7.82%   6.95%   9.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)............. $4,696  $7,733  $9,429  $6,002  $4,912
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York....   0.99%   1.04%   1.04%   1.03%   1.03%
 Expenses, prior to waiver from The Bank of New York..   0.99%   1.04%   1.05%   1.04%   1.04%
 Net investment income, net of waiver from The Bank of
   New York...........................................   3.32%   3.32%   4.77%   5.43%   5.93%
Portfolio turnover rate...............................     72%    110%     98%    106%     76%

(a)As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gain (loss) on investments per share by $.01 and decrease the ratio of net investment income to average net assets from 5.54% to 5.43%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of he period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

                                                                     Class C Shares
                                                                -------------------------
                                                                     For The Period
                                                                    October 13, 2004*
                                                                Through December 31, 2004
                                                                -------------------------
PER SHARE DATA:
Net asset value at beginning of period.........................          $10.29
                                                                         ------
Gain (loss) from investment operations
Net investment income..........................................            0.05
Net realized and unrealized loss on investments................           (0.02)
                                                                         ------
 Total from investment operations..............................            0.03
                                                                         ------
Dividends
Dividends from net investment income...........................           (0.06)
                                                                         ------
Net asset value at end of year.................................          $10.26
                                                                         ------
TOTAL RETURN:
Total investment return based on net asset value(a)............            0.31%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)......................          $  109
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York.............            1.69%***
 Expenses, prior to waiver from The Bank of New York...........            1.70%***
 Net investment income, net of waiver from The Bank of New York            2.69%***
Portfolio turnover rate........................................              72%

*  Commencement of investment operations.
** Not annualized.
***Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Intermediate Investment Grade Fund

                                                                  Institutional Shares
                                                    ------------------------------------------------
                                                                 Year Ended December 31,
                                                    ------------------------------------------------
                                                      2004      2003      2002     2001(a)    2000
                                                    --------  --------  --------  --------  --------
PER SHARE DATA:
Net asset value at beginning of year............... $  10.29  $  10.51  $  10.24  $  10.12  $   9.84
                                                    --------  --------  --------  --------  --------
Gain (loss) from investment operations
Net investment income..............................     0.37      0.37      0.52      0.58      0.61
Net realized and unrealized gain (loss) on
  investments......................................     0.03     (0.02)     0.28      0.14      0.28
                                                    --------  --------  --------  --------  --------
 Total from investment operations..................     0.40      0.35      0.80      0.72      0.89
                                                    --------  --------  --------  --------  --------
Dividends and distributions
Dividends from net investment income...............    (0.42)    (0.45)    (0.53)    (0.60)    (0.61)
Distributions from capital gains...................    (0.02)    (0.12)       --        --        --
                                                    --------  --------  --------  --------  --------
 Total dividends and distributions.................    (0.44)    (0.57)    (0.53)    (0.60)    (0.61)
                                                    --------  --------  --------  --------  --------
Net asset value at end of year..................... $  10.25  $  10.29  $  10.51  $  10.24  $  10.12
                                                    --------  --------  --------  --------  --------
TOTAL RETURN:......................................
Total investment return based on net asset value(b)     3.91%     3.43%     8.08%     7.21%     9.37%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted).......... $460,684  $462,005  $472,896  $436,985  $415,608
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of
   New York........................................     0.73%     0.79%     0.79%     0.78%     0.79%
 Expenses, prior to waiver from The Bank of
   New York........................................     0.73%     0.79%     0.80%     0.79%     0.79%
 Net investment income, net of waiver from
   The Bank of New York............................     3.58%     3.57%     5.02%     5.69%     6.18%
Portfolio turnover rate............................       72%      110%       98%      106%       76%

(a)As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gain (loss) on investments per share by $.01 and decrease the ratio of net investment income to average net assets from 5.80% to 5.69%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

         BNY Hamilton High Yield Fund

         Schedule of Investments

         December 31, 2004

Principal
 Amount                                   Value
----------                              ----------
           Corporate Bonds--94.9%
           Advertising and Marketing Services--1.3%
$  725,000 R.H. Donnelley Finance
           Corp.
           8.875%, 12/15/10............ $  812,000
   640,000 R.H. Donnelley Finance
           Corp.
           10.875%, 12/15/12...........    763,200
   563,000 R.H. Donnelley Finance
           Corp.*
           10.875%, 12/15/12...........    671,378
                                        ----------
                                         2,246,578
                                        ----------
           Aerospace & Defense--0.5%
   740,000 L-3 Communications Corp.
           7.625%, 6/15/12.............    815,850
                                        ----------
           Agricultural--0.5%
   186,000 Gold Kist, Inc.
           10.25%, 3/15/14.............    218,550
   510,000 Seminis, Inc.
           10.25%, 10/01/13............    576,300
                                        ----------
                                           794,850
                                        ----------
           Aluminum, Steel & Other Metals--0.1%
   120,000 Century Aluminum Co.*
           7.50%, 8/15/14..............    128,400
                                        ----------
           Automotive--1.3%
 1,035,000 AutoNation, Inc.
           9.00%, 8/01/08..............  1,187,662
    70,000 Cooper-Standard Automotive
           Group*
           7.00%, 12/15/12.............     71,400
   160,000 Cooper-Standard Automotive
           Group*
           8.375%, 12/15/14............    160,400
   160,000 Group 1 Automotive, Inc.
           8.25%, 8/15/13..............    170,800

Principal
 Amount                                  Value
----------                             ----------
           Corporate Bonds (Continued)
$  250,000 Sonic Automotive, Inc.
           Series B 8.625%, 8/15/13... $  267,813
   285,000 Tenneco Automotive, Inc.*
           8.625%, 11/15/14...........    297,825
    85,000 United Auto Group, Inc.
           9.625%, 3/15/12............     94,350
    15,000 Universal Compression, Inc.
           7.25%, 5/15/10.............     16,088
                                       ----------
                                        2,266,338
                                       ----------
           Beverages--Food and Tobacco--2.9%
   135,000 B & G Foods Holdings Corp.
           8.00%, 10/01/11............    144,450
   265,000 Constellation Brands, Inc.
           Series B
           8.625%, 8/01/06............    284,213
   550,000 Constellation Brands, Inc.
           Series B
           8.125%, 1/15/12............    600,188
 1,375,000 Dean Foods, Co.
           8.15%, 8/01/07.............  1,505,624
   535,000 Del Monte Corp.
           8.625%, 12/15/12...........    601,874
   255,000 Smithfield Foods, Inc.
           7.75%, 5/15/13.............    284,963
   740,000 Smithfield Foods, Inc.
           Series B
           8.00%, 10/15/09............    823,249
   240,000 Swift & Co.
           10.125%, 10/01/09..........    268,800
    80,000 Swift & Co.
           12.50%, 1/01/10............     90,800
   293,000 United Agri Products
           8.25%, 12/15/11............    315,708
                                       ----------
                                        4,919,869
                                       ----------

See notes to financial statements.

         BNY Hamilton High Yield Fund

         December 31, 2004

Principal
 Amount                                Value
---------                            ----------
          Corporate Bonds (Continued)
          Biotechnology--0.0%
$ 35,000  Bio-Rad Laboratories, Inc.
          7.50%, 8/15/13............ $   38,675
                                     ----------
          Building and Building Products--0.2%
 100,000  Nortek Holdings, Inc.*
          8.50%, 9/01/14............    105,000
 205,000  US Concrete, Inc.
          8.375%, 4/01/14...........    221,913
                                     ----------
                                        326,913
                                     ----------
          Business Equipment and Services--1.1%
 955,000  Xerox Corp.
          9.75%, 1/15/09............  1,126,900
 350,000  Xerox Corp.
          7.125%, 6/15/10...........    379,750
 305,000  Xerox Corp.
          8.00%, 2/01/27............    318,725
                                     ----------
                                      1,825,375
                                     ----------
          Chemicals--3.3%
 145,000  Acetex Corp.
          10.875%, 8/01/09..........    158,413
 110,000  Airgas, Inc.
          6.25%, 7/15/14............    112,750
 105,000  Arco Chemical Co.
          10.25%, 11/01/10..........    121,275
  85,000  Equistar Chemical/Funding
          10.125%, 9/01/08..........     98,388
  85,000  Equistar Chemical/Funding
          10.625%, 5/01/11..........     99,025
 200,000  Ethyl Corp.
          8.875%, 5/01/10...........    222,000
 765,000  FMC Corp.
          10.25%, 11/01/09..........    881,662

Principal
 Amount                                 Value
---------                             ----------
          Corporate Bonds (Continued)
$430,000  Huntsman International LLC
          9.875%, 3/01/09............ $  474,075
 420,000  Huntsman LLC
          11.625%, 10/15/10..........    498,750
 725,000  Lyondell Chemical Co.
          Series A
          9.625%, 5/01/07............    801,125
 300,000  MacDermid, Inc.
          9.125%, 7/15/11............    334,500
 425,000  Millennium America, Inc.
          7.00%, 11/15/06............    444,125
 730,000  Nalco Co.
          7.75%, 11/15/11............    792,050
  45,000  Rockwood Specialties Group,
          Inc.
          10.625%, 5/15/11...........     51,975
 360,000  Rockwood Specialties Group,
          Inc.*
          7.50%, 11/15/14............    375,300
                                      ----------
                                       5,465,413
                                      ----------
          Coal--0.9%
 210,000  Luscar Coal Ltd. (Canada)
          9.75%, 10/15/11............    239,400
 305,000  Massey Energy Co.
          6.625%, 11/15/10...........    320,250
 880,000  Peabody Energy Corp.*
          6.875%, 3/15/13............    957,000
                                      ----------
                                       1,516,650
                                      ----------
          Communications, Media and
          Entertainment--10.0%
 315,000  Cablevision Systems Corp.*
          8.00%, 4/15/12.............    337,838

See notes to financial statements.

         BNY Hamilton High Yield Fund

         December 31, 2004

Principal
 Amount                                Value
----------                           ----------
           Corporate Bonds (Continued)
$  545,000 Capitol Records, Inc.*
           8.375%, 8/15/09.......... $  612,360
   320,000 Charter Communications
           Operating LLC*
           8.00%, 4/30/12...........    334,400
   105,000 Charter Communications
           Operating LLC*
           8.375%, 4/30/14..........    111,300
   675,000 Corus Entertainment, Inc.
           8.75%, 3/01/12...........    744,188
   550,000 CSC Holdings, Inc.
           7.25%, 7/15/08...........    583,000
   280,000 CSC Holdings, Inc.
           10.50%, 5/15/16..........    319,200
    55,000 CSC Holdings, Inc.
           Series B
           8.125%, 7/15/09..........     60,431
 2,490,000 Directv Holdings/Finance
           8.375%, 3/15/13..........  2,804,362
   950,000 EchoStar DBS Corp.
           5.75%, 10/01/08..........    966,625
   735,000 EchoStar DBS Corp.
           9.125%, 1/15/09..........    812,175
 1,420,000 EchoStar DBS Corp.
           6.375%, 10/01/11.........  1,459,049
   460,000 Echostar DBS Corp.*
           6.625%, 10/01/14.........    468,050
   185,000 Emmis Operating Co.
           6.875%, 5/15/12..........    194,481
   200,000 Gray Television, Inc.
           9.25%, 12/15/11..........    225,000
 1,025,000 Kabel Deutschland GmbH
           (Germany)*
           10.625%, 7/01/14.........  1,183,875

Principal
 Amount                                      Value
----------                                -----------
           Corporate Bonds (Continued)
$   85,000 Mediacom Broadband LLC
           11.00%, 7/15/13............... $    91,800
   260,000 Medianews Group, Inc.
           6.875%, 10/01/13..............     267,800
   145,000 PanAmSat Corp.
           6.375%, 1/15/08...............     150,438
 1,040,000 PanAmSat Corp.*
           9.00%, 8/15/14................   1,166,100
   600,000 Radio One, Inc.
           Series B
           8.875%, 7/01/11...............     656,250
   655,000 Rogers Cable, Inc.
           7.875%, 5/01/12...............     720,500
   515,000 Shaw Communications, Inc.
           (Canada)
           8.25%, 4/11/10................     588,388
   400,000 Shaw Communications, Inc.
           (Canada)
           7.25%, 4/06/11................     443,000
   515,000 Sinclair Broadcast Group, Inc.
           8.75%, 12/15/11...............     563,281
   116,000 Susquehanna Media Co.
           7.375%, 4/15/13...............     124,700
   670,000 Warner Music Group*
           7.375%, 4/15/14...............     690,100
                                          -----------
                                           16,678,691
                                          -----------
           Computer Hardware--0.4%
   605,000 Seagate Technology Holdings
           (Cayman Islands)
           8.00%, 5/15/09................     656,425
                                          -----------
           Computer Services--0.5%
   725,000 Unisys Corp.
           6.875%, 3/15/10...............     779,375
                                          -----------

See notes to financial statements.

         BNY Hamilton High Yield Fund

         December 31, 2004

Principal
 Amount                                    Value
----------                               ----------
           Corporate Bonds (Continued)
           Computers--Software and Peripherals--0.2%
$  330,000 UGS Corp.*
           10.00%, 6/01/12.............. $  377,025
                                         ----------
           Consumer Goods and Services--1.5%
   185,000 Alderwoods Group, Inc.*
           7.75%, 9/15/12...............    200,725
 1,537,000 Service Corp. International
           7.70%, 4/15/09...............  1,667,645
   480,000 Stewart Enterprises, Inc.
           10.75%, 7/01/08..............    522,000
    95,000 The Scotts Co.
           6.625%, 11/15/13.............    100,463
                                         ----------
                                          2,490,833
                                         ----------
           Conglomerates--0.2%
   375,000 Leucadia National Co.
           7.00%, 8/15/13...............    388,125
                                         ----------
           Containers--3.7%
   229,000 Ball Corp.
           6.875%, 12/15/12.............    247,320
   390,000 Berry Plastics Corp.
           10.75%, 7/15/12..............    448,500
 1,155,000 Crown Euro Holdings SA
           (France)
           9.50%, 3/01/11...............  1,322,475
   260,000 Crown Euro Holdings SA
           (France)
           10.875%, 3/01/13.............    308,750
   320,000 Graphic Packaging Corp.
           9.50%, 8/15/13...............    365,600
   200,000 Jefferson Smurfit Corp.
           7.50%, 6/01/13...............    214,500
   300,000 Owens-Brockway Glass
           Containers, Inc.
           8.875%, 2/15/09..............    327,375

Principal
 Amount                                   Value
---------                               ----------
          Corporate Bonds (Continued)
$290,000  Owens-Brockway Glass
          Containers, Inc.
          7.75%, 5/15/11............... $  315,375
 125,000  Owens-Brockway Glass
          Containers, Inc.
          8.75%, 11/15/12..............    141,563
 225,000  Owens-Brockway Glass
          Containers, Inc.*
          6.75%, 12/01/14..............    228,375
 410,000  Silgan Holdings, Inc.
          6.75%, 11/15/13..............    428,450
 710,000  Smurfit-Stone Container
          8.25%, 10/01/12..............    777,450
 890,000  Stone Container Corp.
          9.25%, 2/01/08...............    987,900
 115,000  Stone Container Corp.
          8.375%, 7/01/12..............    125,925
                                        ----------
                                         6,239,558
                                        ----------
          Electronic Equipment and
          Components--2.6%
 410,000  Advanced Micro Devices,
          Inc.*
          7.75%, 11/01/12..............    428,963
 691,000  Fairchild Semiconductor
          International Ltd.
          10.50%, 2/01/09..............    732,460
 265,000  Fimep SA (France)
          10.50%, 2/15/13..............    315,350
 265,000  Freescale Semiconductor, Inc.
          4.82%, 7/15/09 FRN...........    277,256
 530,000  General Cable Corp.
          9.50%, 11/15/10..............    601,550
 290,000  Inergy, L.P.*
          6.875%, 12/15/14.............    292,900

See notes to financial statements.

         BNY Hamilton High Yield Fund

         December 31, 2004

Principal
 Amount                              Value
---------                          ----------
          Corporate Bonds (Continued)
$ 175,000 Legrand SA (France)
          8.50%, 2/15/25.......... $  207,375
   50,000 MagnaChip Semiconductor,
          Ltd.*
          5.78%, 12/15/11 FRN.....     51,625
  170,000 MagnaChip Semiconductor,
          Ltd.*
          6.875%, 12/15/11........    175,950
  115,000 MagnaChip Semiconductor,
          Ltd.*
          8.00%, 12/15/14.........    120,463
 1055,000 Sanmina-SCI Corp.
          10.375%, 1/15/10........  1,215,887
                                   ----------
                                    4,419,779
                                   ----------
          Financial Services--0.8%
  191,518 AES Ironwood LLC
          8.857%, 11/30/25........    218,330
  100,000 AES Red Oak LLC
          Series B
          9.20%, 11/30/29.........    112,750
  410,000 Arch Western Finance
          6.75%, 7/01/13..........    425,375
  190,000 Borden US Finance Corp.*
          9.00%, 7/15/14..........    211,850
  180,000 Couche-Tard US LP
          7.50%, 12/15/13.........    193,950
  150,000 Universal City Florida
          Holdings Co.*
          7.20%, 5/01/10 FRN......    156,750
   80,000 Universal City Florida
          Holdings Co.*
          8.375%, 5/01/10.........     83,400
                                   ----------
                                    1,402,405
                                   ----------

Principal
 Amount                                  Value
----------                             ----------
           Corporate Bonds (Continued)
           Forest and Paper Products--3.3%
$  160,000 Ainsworth Lumber Co. Ltd.*
           6.30%, 10/01/10 FRN........ $  164,000
   425,000 Ainsworth Lumber Co. Ltd.*
           7.25%, 10/01/12............    434,562
   130,000 Appleton Papers, Inc.
           8.125%, 6/15/11............    140,725
   160,000 Appleton Papers, Inc.
           Series B
           9.75%, 6/15/14.............    177,600
   100,000 Boise Cascade, LLC*
           5.005%, 10/15/12 FRN.......    104,250
   135,000 Boise Cascade, LLC*
           7.125%, 10/15/14...........    143,438
   640,000 Cascades, Inc. (Canada)
           7.25%, 2/15/13.............    681,600
 1,245,000 Georgia-Pacific Corp.
           7.375%, 7/15/08............  1,360,162
   250,000 Georgia-Pacific Corp.
           9.50%, 12/01/11............    309,375
   800,000 Georgia-Pacific Corp.
           8.875%, 5/15/31............  1,003,999
   270,000 Georgia-Pacific Corp.
           8.875%, 2/01/10............    315,563
   260,000 Millar Western Forest
           7.75%, 11/15/13............    279,500
   370,000 Neenah Paper, Inc.*
           7.375%, 11/15/14...........    377,400
                                       ----------
                                        5,492,174
                                       ----------
           Health Care Products and Services--3.7%
   160,000 Alliance Imaging, Inc.*
           7.25%, 12/15/12............    163,600
   380,000 Coventry Health Care, Inc.
           8.125%, 2/15/12............    418,000

See notes to financial statements.

         BNY Hamilton High Yield Fund

         December 31, 2004

Principal
 Amount                                   Value
----------                              ----------
           Corporate Bonds (Continued)
$  349,459 Dade Behring, Inc.
           11.91%, 10/03/10............ $  390,520
   165,000 HCA, Inc.
           8.75%, 9/01/10..............    188,823
   900,000 HCA, Inc.
           7.875%, 2/01/11.............    992,556
   150,000 HCA, Inc.
           6.25%, 2/15/13..............    151,554
   575,000 HCA, Inc.
           7.50%, 11/15/95.............    540,018
   390,000 Iasis Healthcare Corp.
           8.75%, 6/15/14..............    427,050
   178,000 Kinetic Concepts, Inc.
           7.375%, 5/15/13.............    193,130
 1,144,000 PacifiCare Health Systems,
           Inc.
           10.75%, 6/01/09.............  1,327,039
   470,000 Select Medical Corp.
           7.50%, 8/01/13..............    533,450
   605,000 Triad Hospitals, Inc.
           7.00%, 5/15/12..............    639,788
   260,000 Universal Hospital Services,
           Inc.
           10.125%, 11/01/11...........    271,700
                                        ----------
                                         6,237,228
                                        ----------
           Home Builders--0.1%
    90,000 Standard Pacific Corp.
           6.50%, 10/01/08.............     94,275
                                        ----------
           Hotels and Gaming--8.7%
   960,000 Ameristar Casinos, Inc.
           10.75%, 2/15/09.............  1,075,200
 1,425,000 Argosy Gaming Co.
           9.00%, 9/01/11..............  1,595,999

Principal
 Amount                                 Value
----------                            ----------
           Corporate Bonds (Continued)
$  550,000 Boyd Gaming Corp.
           6.75%, 4/15/14............ $  578,875
   325,000 Chumash Casino & Resort*
           9.00%, 7/15/10............    361,563
   310,000 Gaylord Entertainment Co.*
           6.75%, 11/15/14...........    313,100
   160,000 Intrawest Corp.*
           7.50%, 10/15/13...........    171,000
   695,000 Isle of Capri Casinos
           9.00%, 3/15/12............    769,713
   580,000 Mandalay Resort Group
           6.50%, 7/31/09............    614,800
   915,000 Mandalay Resort Group
           Series B
           10.25%, 8/01/07...........  1,038,525
   970,000 MGM Mirage, Inc.
           9.75%, 6/01/07............  1,081,550
    20,000 MGM Mirage, Inc.
           6.00%, 10/01/09...........     20,600
 1,340,000 MGM Mirage, Inc.
           8.50%, 9/15/10............  1,530,949
 1,200,000 Park Place Entertainment
           9.375%, 2/15/07...........  1,325,999
   230,000 Park Place Entertainment
           7.50%, 9/01/09............    257,025
   425,000 Penn National Gaming, Inc.
           8.875%, 3/15/10...........    465,906
    80,000 Penn National Gaming, Inc.
           Series B
           11.125%, 3/01/08..........     85,800
   285,000 Starwood Hotels & Resorts
           Worldwide, Inc.
           6.75%, 11/15/05...........    294,263

See notes to financial statements.

         BNY Hamilton High Yield Fund

         December 31, 2004

Principal
 Amount                                  Value
----------                            -----------
           Corporate Bonds (Continued)
$  300,000 Station Casinos
           6.00%, 4/01/12............ $   307,125
   425,000 Station Casinos
           6.50%, 2/01/14............     438,813
 1,050,000 Sun International Hotels
           (Bahamas)
           8.875%, 8/15/11...........   1,152,374
   195,000 Venetian Casino Resort LLC
           11.00%, 6/15/10...........     223,519
   945,000 Wynn Las Vegas, LLC*
           6.625%, 12/01/14..........     940,275
                                      -----------
                                       14,642,973
                                      -----------
           Household and Personal Care
           Products--0.2%
   260,000 Elizabeth Arden, Inc.
           7.75%, 1/15/14............     276,900
                                      -----------
           Insurance--1.1%
   345,000 Allmerica Financial Corp.
           7.625%, 10/15/25..........     353,181
   130,000 Crum & Forster Holdings
           Corp.
           10.375%, 6/15/13..........     145,600
   220,000 Fairfax Financial Holdings
           Ltd. (Canada)
           7.75%, 4/26/12............     225,500
   290,000 Fairfax Financial Holdings
           Ltd. (Canada)
           7.375%, 4/15/18...........     276,950
   210,000 Fairfax Financial Holdings
           Ltd. (Canada)
           8.30%, 4/15/26............     206,325
   245,000 Fairfax Financial Holdings
           Ltd. (Canada)
           7.75%, 7/15/37............     221,725

Principal
 Amount                                   Value
----------                              ----------
           Corporate Bonds (Continued)
$  310,000 Markel Capital Trust I
           Series B
           8.71%, 1/01/46.............. $  336,442
                                        ----------
                                         1,765,723
                                        ----------
           Internet Services--0.1%
   225,000 Videotron Ltee
           6.875%, 1/15/14.............    233,719
                                        ----------
           Machinery and Engineering--0.4%
   160,000 Dresser, Inc.*
           7.375%, 11/01/14............    164,000
   495,000 NMHG Holding Co.
           10.00%, 5/15/09.............    549,450
                                        ----------
                                           713,450
                                        ----------
           Manufacturing--0.2%
   265,000 Koppers, Inc.
           9.875%, 10/15/13............    303,425
                                        ----------
           Miscellaneous--2.0%
   470,000 Corrections Corp. of America
           9.875%, 5/01/09.............    524,050
   990,000 Corrections Corp. of America
           7.50%, 5/01/11..............  1,063,013
   395,000 Jostens IH Corp.
           7.625%, 10/01/12............    412,775
   195,000 Stena AB*
           7.00%, 12/01/16.............    194,025
 1,055,000 The Geo Group, Inc.
           8.25%, 7/15/13..............  1,134,125
                                        ----------
                                         3,327,988
                                        ----------
           Oil and Gas--11.2%
   420,000 AmeriGas Partners LP
           Series B
           8.875%, 5/20/11.............    459,900

See notes to financial statements.

         BNY Hamilton High Yield Fund

         December 31, 2004

Principal
 Amount                                    Value
----------                               ----------
           Corporate Bonds (Continued)
$  105,000 AmeriGas Partners LP
           Series D
           10.00%, 4/15/06.............. $  113,400
 1,415,000 Chesapeake Energy Corp.
           9.00%, 8/15/12...............  1,623,712
   885,000 Chesapeake Energy Corp.
           7.50%, 9/15/13...............    967,968
   425,000 Chesapeake Energy Corp.
           7.50%, 6/15/14...............    466,438
    28,000 Chesapeake Energy Corp.
           6.875%, 1/15/16..............     29,470
    20,000 CITGO Petroleum Corp.
           7.875%, 5/15/06..............     21,000
   750,000 CITGO Petroleum Corp.*
           6.00%, 10/15/11..............    750,000
   760,000 Dynegy Holdings, Inc.
           10.125%, 7/15/13.............    874,000
   110,000 Encore Acquisition Co.
           8.375%, 6/15/12..............    122,925
   165,000 Encore Acquisition Co.
           6.25%, 4/15/14...............    166,650
 1,895,000 Enterprise Products Operating
           LP*
           5.60%, 10/15/14..............  1,915,382
    60,000 Enterprise Products Operating
           LP*
           6.65%, 10/15/34..............     62,261
   645,000 EXCO Resources, Inc.
           7.25%, 1/15/11...............    693,375
   130,000 Ferrellgas Partners LP
           8.75%, 6/15/12...............    142,350
   670,000 Ferrellgas Partners LP
           6.75%, 5/01/14...............    691,775
   680,000 Forest Oil Corp.
           8.00%, 6/15/08...............    753,950

Principal
 Amount                                Value
---------                            ----------
          Corporate Bonds (Continued)
$505,000  Forest Oil Corp.
          8.00%, 12/15/11........... $  579,488
  80,000  Frontier Oil Corp.*
          6.625%, 10/01/11..........     82,000
  15,000  Hanover Compressor Co.
          8.625%, 12/15/10..........     16,463
 175,000  Hanover Compressor Co.
          9.00%, 6/01/14............    195,563
 495,000  Hanover Equipment Trust
          2001 Series A
          8.50%, 9/01/08............    534,600
 380,000  Hanover Equipment Trust II
          2001 Series B
          8.75%, 9/01/11............    414,200
 145,000  Markwest Energy Partners,
          LP*
          6.875%, 11/01/14..........    147,900
 445,000  Premcor Refining Group,
          Inc.
          9.25%, 2/01/10............    505,075
 945,000  Premcor Refining Group,
          Inc.
          6.75%, 2/01/11............  1,022,962
 225,000  Premcor Refining Group,
          Inc.
          6.125%, 5/01/11...........    236,813
 370,000  Premcor Refining Group,
          Inc.
          7.75%, 2/01/12............    409,775
 280,000  Swift Energy Co.
          7.625%, 7/15/11...........    303,800
 310,000  Swift Energy Co.
          9.375%, 5/01/12...........    348,750
 225,000  TransMontaigne, Inc.
          9.125%, 6/01/10...........    245,250

See notes to financial statements.

         BNY Hamilton High Yield Fund

         December 31, 2004

Principal
 Amount                               Value
----------                         -----------
           Corporate Bonds (Continued)
$   80,000 Utilicorp United Inc.
           9.95%, 2/01/11......... $    91,000
   460,000 Western Oil Sands, Inc.
           (Canada)
           8.375%, 5/01/12........     539,925
 1,640,000 Williams Cos., Inc.
           7.125%, 9/01/11........   1,799,899
   595,000 Williams Cos., Inc.
           8.125%, 3/15/12........     690,200
   624,000 Williams Cos., Inc.
           8.75%, 3/15/32.........     719,940
                                   -----------
                                    18,738,159
                                   -----------
           Pharmaceuticals--1.0%
   940,000 Elan Corp. PLC*
           6.51%, 11/15/11 FRN....     994,050
   615,000 Elan Corp. PLC*
           7.75%, 11/15/11........     658,050
                                   -----------
                                     1,652,100
                                   -----------
           Publishing--3.8%
 1,429,168 Canwest Media, Inc.
           (Canada)*
           8.00%, 9/15/12.........   1,539,928
   700,000 Canwest Media, Inc.
           Series B (Canada)
           7.625%, 4/15/13........     765,625
   440,000 Dex Media, Inc.
           9.00%, 11/15/13 (a)....     347,051
   705,000 Dex Media West LLC
           9.875%, 11/15/09.......     806,344
   475,000 Dex Media West LLC
           Series B
           8.50%, 8/15/10.........     530,813
   340,000 Dex Media West LLC
           Series B
           9.875%, 8/15/13........     393,550

Principal
 Amount                                  Value
---------                              ----------
          Corporate Bonds (Continued)
$325,000  Dex Media West LLC*
          5.875%, 11/15/11............ $  325,000
 125,000  Houghton Mifflin Co.
          8.25%, 2/01/11..............    133,750
 430,000  Morris Publishing Co.
          7.00%, 8/01/13..............    440,750
 150,000  Primedia Inc.
          7.625%, 4/01/08.............    152,625
  40,000  Primedia Inc.
          8.875%, 5/15/11.............     42,500
 255,000  Primedia Inc.
          8.00%, 5/15/13..............    263,606
  20,000  Quebecor Media, Inc.
          11.125%, 7/15/11............     22,950
 560,000  Reader's Digest Association,
          Inc. 6.50%, 3/01/11.........    588,000
                                       ----------
                                        6,352,492
                                       ----------
          Real Estate--0.3%
 173,000  CB Richard Ellis Service
          9.75%, 5/15/10..............    198,085
 225,000  CB Richard Ellis Service
          11.25%, 6/15/11.............    259,875
                                       ----------
                                          457,960
                                       ----------
          Real Estate Investment Trusts--2.5%
 265,000  Health Care REIT, Inc.
          8.00%, 9/12/12..............    310,952
 280,000  Health Care REIT, Inc.
          6.00%, 11/15/13.............    290,288
 400,000  Host Marriott LP
          7.125%, 11/01/13............    429,500
 625,000  Host Marriott LP
          Series G
          9.25%, 10/01/07.............    700,000

See notes to financial statements.

         BNY Hamilton High Yield Fund

         December 31, 2004

Principal
 Amount                                  Value
----------                             ----------
           Corporate Bonds (Continued)
$  205,000 Host Marriott LP*
           Series I
           9.50%, 1/15/07............. $  225,500
   985,000 Istar Financial, Inc.
           8.75%, 8/15/08.............  1,124,100
   350,000 Omega Healthcare Investors,
           Inc.
           7.00%, 4/01/14.............    361,375
   160,000 Omega Healthcare Investors,
           Inc.*
           7.00%, 4/01/14.............    165,200
   325,000 Ventas Realty LP
           8.75%, 5/01/09.............    366,031
   270,000 Ventas Realty LP*
           6.625%, 10/15/14...........    277,425
                                       ----------
                                        4,250,371
                                       ----------
           Retail--Apparel and Shoes--1.2%
 1,695,000 The Gap, Inc.
           10.30%, 12/15/08...........  2,072,138
                                       ----------
           Retail--Food Stores--0.2%
   185,000 Stater Bros. Holdings Inc.
           5.99%, 6/15/10 FRN.........    191,013
   145,000 Stater Bros. Holdings Inc.
           8.125%, 6/15/12............    154,063
                                       ----------
                                          345,076
                                       ----------
           Retail--Restaurants--0.0%
    65,000 Carrols Holdings Corp.*
           9.00%, 1/15/13.............     67,600
                                       ----------
           Retail--Specialty Stores--0.6%
   290,000 PETCO Animal Supplies,
           Inc.
           10.75%, 11/01/11...........    340,750

Principal
 Amount                                  Value
----------                             ----------
           Corporate Bonds (Continued)
$  290,000 Rite Aid Corp.*
           9.50%, 2/15/11............. $  319,725
   265,000 The Pantry, Inc.
           7.75%, 2/15/14.............    283,550
                                       ----------
                                          944,025
                                       ----------
           Telecommunications--11.2%
 2,095,000 AT&T Corp.
           9.05%, 11/15/11............  2,422,343
   705,000 AT&T Corp.
           9.75%, 11/15/31............    845,119
    75,000 Citizens Communications
           Co.
           7.625%, 8/15/08............     82,500
 1,015,000 Citizens Communications
           Co.
           9.25%, 5/15/11.............  1,192,625
   520,000 Citizens Communications
           Co.
           9.00%, 8/15/31.............    596,700
   170,000 Consolidated Communication
           Holdings*
           9.75%, 4/01/12.............    184,450
   255,000 GCI, Inc.*
           7.25%, 2/15/14.............    256,275
   645,000 Inmarsat Finance PLC (Great
           Britain)*
           7.625%, 6/30/12............    674,025
    95,000 Insight Communications Co.
           Inc.*
           10.50%, 11/01/10...........    104,500
   180,000 Intelsat, Ltd.
           5.25%, 11/01/08............    175,651
 1,405,000 Intelsat, Ltd.
           6.50%, 11/01/13............  1,280,628

See notes to financial statements.

         BNY Hamilton High Yield Fund

         December 31, 2004

Principal
 Amount                                    Value
----------                               ----------
           Corporate Bonds (Continued)
$  610,000 Lucent Technologies, Inc.
           6.45%, 3/15/29............... $  555,100
   690,000 MCI, Inc.
           6.908%, 5/01/07..............    708,113
   790,000 MCI, Inc.
           8.735%, 5/01/14..............    851,225
   265,000 Nextel Communications, Inc.
           9.50%, 2/01/11...............    296,800
 1,115,000 Nextel Communications, Inc.
           6.875%, 10/31/13.............  1,215,350
 1,455,000 Nextel Communications, Inc.
           5.95%, 3/15/14...............  1,513,200
 1,330,000 Nextel Communications, Inc.
           7.375%, 8/01/15..............  1,469,650
   330,000 NTL Cable PLC
           (Great Britain)*
           8.75%, 4/15/14...............    373,725
   675,000 Qwest Corp.
           7.875%, 9/01/11..............    735,750
   195,000 Qwest Corp.
           7.50%, 2/15/14...............    197,925
   630,000 Qwest Corp.
           7.50%, 6/15/23...............    630,000
    25,000 Qwest Corp.
           7.20%, 11/10/26..............     24,125
   245,000 Qwest Corp.
           8.875%, 6/01/31..............    257,250
   100,000 Qwest Corp.*
           5.789% 2/15/09 FRN...........    101,750
   100,000 Rogers Cantel, Inc. (Canada)
           9.75%, 6/01/16...............    120,000
 1,525,000 Rogers Wireless Inc. (Canada)
           6.375%, 3/01/14..............  1,517,374
   170,000 Rogers Wireless Inc.
           (Canada)*
           5.525%, 12/15/10 FRN.........    178,925

Principal
 Amount                                  Value
----------                            -----------
           Corporate Bonds (Continued)
$  245,000 Rogers Wireless Inc.
           (Canada)*
           7.25%, 12/15/12........... $   260,925
                                      -----------
                                       18,822,003
                                      -----------
           Transportation--0.3%
   275,000 CHC Helicopter Corp.
           (Canada)
           7.375%, 5/01/14...........     291,500
   150,000 Petroleum Helicopters
           9.375%, 5/01/09...........     165,000
                                      -----------
                                          456,500
                                      -----------
           Utilities--Gas and Electric--10.0%
   300,000 Allegheny Energy Supply
           Co., LLC
           7.80%, 3/15/11............     328,500
   175,000 Allegheny Energy Supply
           Co., LLC*
           8.25%, 4/15/12............     196,438
   580,000 Aquila, Inc.
           14.875%, 7/01/12..........     815,625
 1,045,000 BRL Universal Equipment
           8.875%, 2/15/08...........   1,103,780
   825,000 Edison Mission Energy
           10.00%, 8/15/08...........     950,813
   250,000 Edison Mission Energy
           7.73%, 6/15/09............     270,000
   725,000 Edison Mission Energy
           9.875%, 4/15/11...........     862,750
 1,450,000 FirstEnergy Corp. Series B
           6.45%, 11/15/11...........   1,577,577
   189,200 FPL Energy Wind Funding
           LLC*
           6.876%, 6/27/17...........     196,059

See notes to financial statements.

         BNY Hamilton High Yield Fund

         December 31, 2004

Principal
 Amount                                  Value
----------                             ----------
           Corporate Bonds (Continued)
$  199,780 Homer City Funding LLC
           8.734%, 10/01/26........... $  233,743
   340,000 IPALCO Enterprises, Inc.
           8.375%, 11/14/08...........    384,200
    85,000 Kansas Gas & Electric
           8.29%, 3/29/16.............     88,169
   140,000 Midwest Generation LLC
           8.75%, 5/01/34.............    159,600
   200,000 Midwest Generation LLC
           Series A
           8.30%, 7/02/09.............    215,125
 1,025,000 Midwest Generation LLC
           Series B
           8.56%, 1/02/16.............  1,138,390
   190,000 MSW Energy Holdings LLC
           7.375%, 9/01/10............    200,450
   310,000 MSW Energy Holdings LLC
           8.50%, 9/01/10.............    341,000
   800,000 NRG Energy, Inc.*
           8.00%, 12/15/13............    876,000
   290,000 PSEG Energy Holdings, Inc.
           7.75%, 4/16/07.............    308,125
 1,280,000 PSEG Energy Holdings, Inc.
           8.625%, 2/15/08............  1,411,199
   725,000 PSEG Energy Holdings, Inc.
           10.00%, 10/01/09...........    860,938
   500,000 Reliant Energy, Inc.
           6.75%, 12/15/14............    499,375
   180,130 Salton SEA Funding
           7.84%, 5/30/10.............    196,185
   475,000 Sithe Independence Funding
           Corp.
           9.00%, 12/30/13............    533,870
   590,000 Texas Genco Holdings, Inc.*
           6.875%, 12/15/14...........    612,863

Principal
 Amount                               Value
----------                         ------------
           Corporate Bonds (Continued)
$  815,000 The AES Corp.
           9.375%, 9/15/10........ $    951,513
 1,300,000 The AES Corp.*
           8.75%, 5/15/13.........    1,483,624
                                   ------------
                                     16,795,911
                                   ------------
           Waste Management--0.8%
   725,000 Allied Waste NA, Inc.
           Series B
           8.875%, 4/01/08........      779,375
   170,000 Allied Waste NA, Inc.
           Series B
           8.50%, 12/01/08........      181,050
   360,000 Casella Waste Systems
           9.75%, 2/01/13.........      399,600
                                   ------------
                                      1,360,025
                                   ------------
           Total Corporate Bonds
           (Cost $154,886,151)....  159,179,342
                                   ------------
           Convertible Bonds--0.5%
           Chemicals--0.2%
   325,000 Hercules Inc.
           6.50%, 6/30/29.........      279,500
                                   ------------
           Electronic Equipment and
           Components--0.3%
   280,000 Fairchild Semiconductor
           International Ltd.
           5.00%, 11/01/08........      283,850
   185,000 Sanmina-SCI Corp.
           3.00%, 3/15/07.........      179,450
                                   ------------
                                        463,300
                                   ------------
           Total Convertible Bonds
           (Cost $722,236)........      742,800
                                   ------------

See notes to financial statements.

         BNY Hamilton High Yield Fund

         December 31, 2004

Principal
 Amount                                    Value
----------                              ------------
           Preferred Bonds--0.1%
           Insurance--0.1%
$  225,000 AFC Capital Trust I Series B
           8.207%, 2/03/27
           (Cost $214,654)............. $    234,826
                                        ------------
  NUMBER
OF SHARES  Money Market Fund--3.8%
-----------
 6,376,575 BNY Hamilton Money Fund
           (Hamilton Shares), 2.01% (b)
           (Cost $6,376,575)...........    6,376,575
                                        ------------
           Total Investments
           (Cost $162,199,616)(c)--
           99.3%.......................  166,533,543
           Other assets less
           liabilities--0.7%...........    1,206,258
                                        ------------
           Net Assets--100.0%.......... $167,739,801
                                        ------------

FRNFloating Rate Note. Coupon Shown is in effect at December 31, 2004. Date represents ultimate maturity date.
* Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(a)Indicates a security that has a zero coupon that remain in effect until a predetermined date at which time the stated coupon becomes effective.
(b)Represents annualized 7 day yield at December 31, 2004.
(c)The cost of investments for Federal income tax purposes is $163,147,910. At December 31, 2004, net unrealized appreciation was $3,385,633 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $3,904,423 and aggregate gross unrealized depreciation of $518,790.

See notes to financial statements.

         BNY Hamilton High Yield Fund

         Statement of Assets and Liabilities

         December 31, 2004


    ASSETS:
     Non-affiliated investments at market value,
      (Cost $155,823,041).................................... $160,156,968
     Affiliated investments at market value,
      (Cost $6,376,575)......................................    6,376,575
     Receivables:
       Interest..............................................    3,134,996
       Capital stock sold....................................      593,787
       Investments sold......................................      318,310
     Other assets............................................        7,455
                                                              ------------
       Total Assets..........................................  170,588,091
                                                              ------------
    Liabilities:
     Payables:
       Investments purchased.................................    1,824,479
       Capital stock repurchased.............................      553,458
       Dividends.............................................      295,797
       Services provided by The Bank of New York.............       26,033
     Accrued expenses and other liabilities..................      148,523
                                                              ------------
       Total Liabilities.....................................    2,848,290
                                                              ------------
    Net Assets:.............................................. $167,739,801
                                                              ------------
    Sources Of Net Assets:
       Capital stock @ par................................... $     16,200
       Paid in capital.......................................  163,798,700
       Accumulated distributions in excess of net
        investment income....................................     (947,994)
       Accumulated net realized gain on investments..........      538,968
       Net unrealized appreciation on investments............    4,333,927
                                                              ------------
    Net Assets............................................... $167,739,801
                                                              ------------
    Class A Shares:
     Net assets.............................................. $  1,114,754
                                                              ------------
     Shares outstanding......................................      107,679
                                                              ------------
     Net asset value, offering price and repurchase price per
      share.................................................. $      10.35
     Maximum sales charge--4.25% of public offering price....         0.46
                                                              ------------
     Maximum offering price.................................. $      10.81
                                                              ------------
    Class C Shares:
     Net assets.............................................. $     37,827
                                                              ------------
     Shares outstanding......................................        3,653
                                                              ------------
     Net asset value, offering price and repurchase price per
      share.................................................. $      10.36
                                                              ------------
    Institutional Shares:
     Net assets.............................................. $166,587,220
                                                              ------------
     Shares outstanding......................................   16,089,116
                                                              ------------
     Net asset value, offering price and repurchase price per
      share.................................................. $      10.35
                                                              ------------
    Class A Shares authorized @ $.001 par value..............  200,000,000
    Class C Shares authorized @ $.001 par value..............  200,000,000
    Institutional Shares authorized @ $.001 par value........  200,000,000

                            Statement of Operations

                     For the year ended December 31, 2004

        Investment Income:
         Interest (net of foreign withholding taxes
          of $9,569)........................................ $ 9,024,630
         Dividends..........................................      59,499
         Interest from affiliated fund......................      51,697
                                                             -----------
           Total Income.....................................   9,135,826
                                                             -----------
        Expenses:
         Advisory...........................................     801,629
         Administration.....................................     219,256
         Transfer agent.....................................      90,590
         Registration and filings...........................      48,799
         Accounting services................................      30,245
         Custodian..........................................      26,569
         Directors..........................................      21,347
         Audit..............................................      15,204
         Reports to shareholders............................      11,043
         Legal..............................................       9,860
         12b-1 fee--Class A Shares..........................       3,030
                 Class C Shares.............................         160
         Insurance..........................................       1,828
         Cash management....................................       1,093
         Other..............................................      49,880
                                                             -----------
           Total Expenses...................................   1,330,533
         Fees waived by The Bank of New York
          (Note 3)..........................................   (101,163)
         Earnings credit adjustment (Note 3)................     (1,538)
                                                             -----------
           Net Expenses.....................................   1,227,832
                                                             -----------
           Net Investment Income............................   7,907,994
                                                             -----------
        Realized and Unrealized Gain on
         Investments:
         Net realized gain on investments...................   1,612,717
         Increase in unrealized appreciation/depreciation on
          investments.......................................   1,269,425
                                                             -----------
         Net realized and unrealized gain on investments....   2,882,142
                                                             -----------
         Net increase in net assets resulting from
          operations........................................ $10,790,136
                                                             -----------

See notes to financial statements.

         BNY Hamilton High Yield Fund

         Statements of Changes in Net Assets

                                                                                                   For The Period
                                                                                                    May 1, 2003*
                                                                                   Year Ended          Through
                                                                                December 31, 2004 December 31, 2003
                                                                                ----------------- -----------------
Operations:
  Net investment income........................................................   $  7,907,994      $  2,695,425
  Net realized gain (loss) on investments......................................      1,612,717          (456,046)
  Increase in unrealized appreciation/depreciation on investments..............      1,269,425         3,064,502
                                                                                  ------------      ------------
   Net increase in net assets resulting from operations........................     10,790,136         5,303,881
                                                                                  ------------      ------------
Dividends And Distributions To Shareholders:
  Dividends from net investment income: Class A Shares.........................        (77,073)          (26,620)
  Class C Shares...............................................................           (893)               --
  Institutional Shares.........................................................     (9,023,374)       (3,013,766)
  Distributions from capital gains: Class A Shares.............................           (188)               --
  Class C Shares...............................................................        (27,196)               --
  Institutional Shares.........................................................             (6)               --
                                                                                  ------------      ------------
                                                                                    (9,128,730)       (3,040,386)
                                                                                  ------------      ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares.............................        381,831         1,551,529
  Class C Shares...............................................................         72,005                --
  Institutional Shares.........................................................     96,124,534       107,840,275
  Proceeds from shares issued on reinvestment of
   dividends and distributions: Class A Shares.................................         30,911             9,878
  Class C Shares...............................................................            838                --
  Institutional Shares.........................................................      1,283,439           416,212
  Value of capital stock repurchased: Class A Shares...........................       (772,096)         (134,300)
  Class C Shares...............................................................        (36,000)               --
  Institutional Shares.........................................................    (35,173,553)       (7,780,603)
                                                                                  ------------      ------------
  Net increase in net assets resulting from capital stock transactions.........     61,911,909       101,902,991
                                                                                  ------------      ------------
   Increase in Net Assets......................................................     63,573,315       104,166,486
Net Assets:
  Beginning of period..........................................................    104,166,486                --
                                                                                  ------------      ------------
  End of year..................................................................   $167,739,801      $104,166,486
                                                                                  ------------      ------------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares..................................................         37,803           155,725
  Class C Shares...............................................................          7,143                --
  Institutional Shares.........................................................      9,375,963        10,769,913
  Shares issued on reinvestment of dividends and distributions: Class A Shares.          3,033               984
  Class C Shares...............................................................             82                --
  Institutional Shares.........................................................        125,867            41,467
  Shares repurchased: Class A Shares...........................................        (76,350)          (13,517)
  Class C Shares...............................................................         (3,571)               --
  Institutional Shares.........................................................     (3,447,170)         (776,924)
                                                                                  ------------      ------------
   Net increase................................................................      6,022,800        10,177,648
  Shares outstanding, beginning of period......................................     10,177,648                --
                                                                                  ------------      ------------
  Shares outstanding, end of year..............................................     16,200,448        10,177,648
                                                                                  ------------      ------------

* Commencement of investment operations.

See notes to financial statements.

         BNY Hamilton High Yield Fund

         Financial Highlights

                                                                 Class A Shares
                                                       -------------------------------
                                                                          For The Period
                                                                           may 1, 2003*
                                                          Year Ended          Through
                                                       december 31, 2004 December 31, 2003
                                                       ----------------- -----------------
PER SHARE DATA:
Net asset value at beginning of period................      $10.23            $10.00
                                                            ------            ------
Gain from investment operations
Net investment income.................................        0.56              0.33
Net realized and unrealized gain on investments.......        0.21              0.27
                                                            ------            ------
 Total from investment operations.....................        0.77              0.60
                                                            ------            ------
Dividends and distributions
Dividends from net investment income..................       (0.65)            (0.37)
Distributions from capital gains......................          --(1)             --
                                                            ------            ------
 Total dividends and distributions....................       (0.65)            (0.37)
                                                            ------            ------
Net asset value at end of year........................      $10.35            $10.23
                                                            ------            ------
TOTAL RETURN:
Total investment return based on net asset value(a)...        7.80%             6.30%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted).............      $1,115            $1,465
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York....        1.14%             1.14%***
 Expenses, prior to waiver from The Bank of New York..        1.23%             1.49%***
 Net investment income, net of waiver from The Bank of
   New York...........................................        5.49%             5.60%***
Portfolio turnover rate...............................          72%               42%

*  Commencement of investment operations.
** Not annualized.
***Annualized.
(1)Less than $0.01 per share.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.


See notes to financial statements.

         BNY Hamilton High Yield Fund

                                                                     Class C Shares
                                                                -------------------------
                                                                     For The Period
                                                                     July 27, 2004*
                                                                Through December 31, 2004
                                                                -------------------------
PER SHARE DATA:
Net asset value at beginning of period.........................          $10.08
                                                                         ------
Gain from investment operations
Net investment income..........................................            0.21
Net realized and unrealized gain on investments................            0.30
                                                                         ------
 Total from investment operations..............................            0.51
                                                                         ------
Dividends and distributions
Dividends from net investment income...........................           (0.23)
Distributions from capital gains...............................              --(1)
                                                                         ------
 Total dividends and distributions.............................           (0.23)
                                                                         ------
Net asset value at end of year.................................          $10.36
                                                                         ------
TOTAL RETURN:
Total investment return based on net asset value(a)............            5.48%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)......................          $   38
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York.............            1.89%***
 Expenses, prior to waiver from The Bank of New York...........            1.90%***
 Net investment income, net of waiver from The Bank of New York            4.72%***
Portfolio turnover rate........................................              72%

(1)Less than $0.01 per share.
*  Commencement of investment operations.
** Not annualized.
***Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton High Yield Fund

                                                              Institutional Shares
                                                       -------------------------------
                                                                          For The Period
                                                                           May 1, 2003*
                                                          Year Ended          Through
                                                       December 31, 2004 December 31, 2003
                                                       ----------------- -----------------
PER SHARE DATA:
Net asset value at beginning of period................     $  10.23          $  10.00
                                                           --------          --------
Gain from investment operations
Net investment income.................................         0.59              0.36
Net realized and unrealized gain on investments.......         0.20              0.25
                                                           --------          --------
 Total from investment operations.....................         0.79              0.61
                                                           --------          --------
Dividends and distributions
Dividends from net investment income..................        (0.67)            (0.38)
Distributions from capital gains......................           --(1)             --
                                                           --------          --------
 Total dividends and distributions....................        (0.67)            (0.38)
                                                           --------          --------
Net asset value at end of year........................     $  10.35          $  10.23
                                                           --------          --------
TOTAL RETURN:
Total investment return based on net asset value(a)...         8.08%             6.47%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted).............     $166,587          $102,701
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York....         0.89%             0.89%***
 Expenses, prior to waiver from The Bank of New York..         0.96%             1.22%***
 Net investment income, net of waiver from The Bank of
   New York...........................................         5.75%             5.69%***
Portfolio turnover rate...............................           72%               42%

*  Commencement of investment operations.
** Not annualized.
***Annualized.
(1)Less than $0.01 per share.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         Schedule of Investments

         December 31, 2004

Principal
 Amount                              Value
----------                         ----------
           United States Government
           Agencies & Obligations--34.9%
           Federal Home Loan Bank--0.4%
$  400,000 4.625%, 4/15/05........ $  402,396
                                   ----------
           Federal Home Loan Mortgage Corp.--8.7%
 1,075,000 2.75%, 8/15/06.........  1,067,947
 4,425,000 4.875%, 3/15/07........  4,568,847
 1,400,000 5.75%, 4/15/08.........  1,494,989
   625,000 5.125%, 7/15/12........    657,078
   350,000 6.25%, 7/15/32.........    401,514
                                   ----------
                                    8,190,375
                                   ----------
           Federal National Mortgage
           Association--2.3%
   100,000 7.25%, 1/15/10.........    114,930
 1,200,000 4.375%, 3/15/13........  1,196,717
   650,000 5.125%, 1/02/14........    662,876
   175,000 6.25%, 5/15/29.........    199,151
                                   ----------
                                    2,173,674
                                   ----------
           Tennessee Valley Authority--0.2%
   165,000 6.15%, 1/15/38.........    184,688
                                   ----------
           United States Treasury Bonds--4.6%
    25,000 7.25%, 5/15/16.........     31,293
   875,000 7.25%, 8/15/22.........  1,127,690
   750,000 7.625%, 2/15/25........  1,015,752
 1,075,000 6.00%, 2/15/26.........  1,231,422
   825,000 5.25%, 2/15/29.........    865,412
    50,000 5.375%, 2/15/31........     54,066
                                   ----------
                                    4,325,635
                                   ----------
           United States Treasury Notes--18.7%
   535,000 5.75%, 11/15/05........    548,709
 3,290,000 4.625%, 5/15/06........  3,365,825

Principal
 Amount                                Value
----------                          -----------
           United States Government
           Agencies & Obligations
           (continued)
$   10,000 3.50%, 11/15/06......... $    10,084
   900,000 6.25%, 2/15/07..........     957,938
 4,775,000 2.75%, 8/15/07..........   4,722,584
   900,000 5.625%, 5/15/08.........     965,320
 1,150,000 4.75%, 11/15/08.........   1,204,490
   625,000 5.75%, 8/15/10..........     688,111
   650,000 5.00%, 8/15/11..........     691,971
 1,050,000 4.875%, 2/15/12.........   1,109,801
 1,650,000 4.25%, 11/15/13.........   1,660,377
   975,000 4.75%, 5/15/14..........   1,016,056
   550,000 4.25%, 11/15/14.........     551,439
                                    -----------
                                     17,492,705
                                    -----------
           Total United States
           Government Agencies &
           Obligations
           (Cost $32,574,829)......  32,769,473
                                    -----------
           Mortgage-Backed
           Securities--32.2%
           Federal Home Loan Mortgage Corp.--25.8%
        69 Pool #502186
           8.50%, 7/01/05..........          70
     2,543 Gold Pool #E00162
           7.00%, 10/01/07.........       2,648
     6,179 Gold Pool #E20195
           7.50%, 9/01/10..........       6,553
       596 Gold Pool #G10573
           7.50%, 9/01/11..........         632
    14,147 Gold Pool #E65603
           7.00%, 10/01/11.........      14,995
    22,433 Pool #D93193
           6.50%, 12/01/12.........      23,775

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2004

Principal
 Amount                        Value
----------                   ----------
           Mortgage-Backed
           Securities (Continued)
$   57,764 Gold Pool #E68391
           7.00%, 12/01/12.. $   61,231
    34,381 Gold Pool #C90017
           6.50%, 4/01/13...     36,320
   176,251 Gold Pool #E00635
           6.50%, 3/01/14...    186,810
    79,697 Gold Pool #E00720
           6.00%, 7/01/14...     83,567
    18,539 Pool #275438
           7.50%, 8/01/16...     19,882
    44,677 Pool #170215
           8.00%, 2/01/17...     48,626
    41,008 Gold Pool #C90188
           7.00%, 10/01/17..     43,755
   450,000 Gold Pool TBA
           4.50%, 1/15/18...    448,313
     4,250 Pool #555217
           8.50%, 10/01/18..      4,679
 2,297,198 Gold Pool #B11591
           5.00%, 1/01/19...  2,334,738
    93,313 Gold Pool #D93193
           6.50%, 3/01/19...     98,589
 1,649,645 Gold Pool #B14806
           4.50%, 5/01/19...  1,645,157
    12,791 Gold Pool #C90349
           8.00%, 7/01/20...     13,865
   640,145 Gold Pool #C90562
           6.00%, 7/01/22...    665,864
    54,114 Pool #D51845
           5.50%, 4/01/24...     55,096
    11,311 Gold Pool #C80166
           7.50%, 4/01/24...     12,198

Principal
 Amount                        Value
----------                   ----------
           Mortgage-Backed
           Securities (Continued)
$   79,746 Gold Pool #D54110
           7.50%, 6/01/24... $   86,001
    40,207 Gold Pool #G00331
           7.00%, 12/01/24..     42,865
    21,837 Gold Pool #C00453
           6.50%, 4/01/26...     22,982
    12,863 Gold Pool #D76456
           7.50%, 12/01/26..     13,817
     8,478 Gold Pool #G00752
           7.50%, 8/01/27...      9,106
   206,890 Gold Pool #C20273
           6.00%, 6/01/28...    214,704
     9,147 Gold Pool #C00664
           7.50%, 9/01/28...      9,811
    22,854 Gold Pool #C00658
           6.50%, 10/01/28..     24,027
    51,378 Gold Pool #C19286
           6.00%, 12/01/28..     53,257
    25,781 Gold Pool #C20338
           6.00%, 1/01/29...     26,724
    91,128 Gold Pool #G01169
           5.50%, 1/01/30...     92,974
    38,560 Gold Pool #C01024
           7.50%, 7/01/30...     41,331
        72 Gold Pool #C44362
           7.50%, 11/01/30..         78
    70,544 Gold Pool #C61574
           5.50%, 12/01/31..     71,824
   163,840 Gold Pool #C62800
           6.00%, 1/01/32...    169,482
 1,339,795 Gold Pool #C69955
           6.50%, 8/01/32...  1,406,841

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2004

Principal
 Amount                         Value
----------                   -----------
           Mortgage-Backed
           Securities (Continued)
$  606,827 Gold Pool #C70842
           6.00%, 9/01/32... $   627,727
   517,173 Gold Pool #C76042
           6.00%, 1/01/33...     534,985
   436,036 Gold Pool #G01564
           6.00%, 4/01/33...     451,052
 5,789,153 Gold Pool #A15088
           5.50%, 10/01/33..   5,886,501
 6,300,000 Gold Pool TBA
           5.00%, 1/15/33...   6,254,716
 1,250,000 Gold Pool TBA
           5.50%, 1/01/34...   1,269,531
 1,106,937 Gold Pool #A22363
           5.00%, 5/01/34...   1,099,985
                             -----------
                              24,217,684
                             -----------
           Federal National Mortgage
           Association--2.8%
    33,258 Pool #303851
           7.00%, 4/01/11...      35,272
     9,088 Pool #313895
           6.50%, 12/01/12..       9,646
     6,642 Pool #50820
           8.00%, 2/01/13...       7,205
   114,536 Pool #449294
           5.50%, 2/01/14...     118,639
    62,755 Pool #190663
           7.00%, 3/01/14...      67,206
    86,098 Pool #598032
           6.00%, 8/01/14...      90,436
       484 Pool #527268
           7.00%, 11/01/14..         514

Principal
 Amount                    Value
---------                 --------
          Mortgage-Backed
          Securities (Continued)
$ 71,969  Pool #535633
          5.50%, 12/01/14 $ 74,583
 105,147  Pool #535377
          8.00%, 6/01/15.  111,822
 114,598  Pool #553721
          8.50%, 9/01/15.  122,361
  15,718  Pool #350055
          8.00%, 4/01/16.   16,180
   2,633  Pool #6222
          9.00%, 4/01/16.    2,868
  14,299  Pool #408241
          6.00%, 2/01/18.   14,917
 109,643  Pool #254044
          6.50%, 10/01/21  115,718
 108,305  Pool #254232
          6.50%, 3/01/22.  114,289
  38,899  Pool #50544
          8.00%, 3/01/22.   42,342
  14,726  Pool #50774
          7.00%, 8/01/23.   15,702
  21,424  Pool #406605
          6.00%, 5/01/24.   22,269
  20,611  Pool #326556
          6.50%, 10/01/25   21,695
  68,141  Pool #406382
          7.25%, 11/01/25   73,207
 105,127  Pool #335054
          6.00%, 1/01/26.  109,712
   9,720  Pool #313275
          7.50%, 4/01/26.   10,447
  66,334  Pool #545646
          7.00%, 9/01/26.   70,685

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2004

Principal
 Amount                      Value
---------                  ----------
          Mortgage-Backed
          Securities (Continued)
$ 17,574  Pool #421027
          7.50%, 11/01/26. $   18,965
  35,501  Pool #251498
          6.50%, 2/01/28..     37,326
  62,050  Pool #494507
          5.00%, 11/01/28.     61,686
  29,217  Pool #252211
          6.00%, 1/01/29..     30,315
  26,330  Pool #252333
          6.00%, 1/01/29..     27,422
  27,329  Pool #323824
          8.00%, 5/01/29..     29,733
   4,461  Pool #253395
          8.50%, 7/01/30..      4,858
   5,006  Pool #190312
          6.50%, 4/01/31..      5,255
   6,719  Pool #589646
          6.50%, 6/01/31..      7,054
 158,074  Pool #661452
          6.50%, 7/01/32..    166,769
 750,446  Pool #789291
          4.50%, 5/01/33..    726,278
  90,819  Pool #756744
          5.00%, 12/01/33.     90,286
 146,137  Pool #757503
          5.50%, 2/01/34..    148,447
                           ----------
                            2,622,109
                           ----------
          Government National Mortgage
          Association--3.6%
  33,017  Pool #359959
          6.50%, 12/15/08.     34,649
 121,287  Pool #421769
          7.50%, 9/15/11..    129,230

Principal
 Amount                    Value
---------                 --------
          Mortgage-Backed
          Securities (Continued)
$ 93,776  Pool #490725
          6.00%, 10/15/13 $ 98,933
  28,838  Pool #469940
          6.00%, 1/15/14.   30,426
   7,698  Pool #434573
          7.50%, 10/15/14    8,218
  94,584  Pool #569502
          5.00%, 1/15/17.   97,118
  66,927  Pool #569626
          6.00%, 2/15/17.   70,523
  16,648  Pool #203737
          8.00%, 2/15/17.   18,226
 458,459  Pool #591765
          5.00%, 10/15/17  470,740
 597,766  Pool #596648
          5.00%, 10/15/17  613,779
 121,142  Pool #604957
          4.50%, 1/15/19.  121,703
 144,800  Pool #582985
          4.50%, 6/15/19.  145,471
  76,810  Pool #780021
          7.50%, 12/15/23   83,056
   4,943  Pool #2038
          8.50%, 7/20/25.    5,394
  30,248  Pool #430097
          8.25%, 10/15/26   32,935
  17,809  Pool #780585
          8.25%, 6/15/27.   19,376
   6,230  Pool #412334
          7.00%, 10/15/27    6,634
   7,690  Pool #2547
          6.50%, 2/20/28.    8,094

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2004

Principal
 Amount                                  Value
---------                             -----------
          Mortgage-Backed
          Securities (Continued)
$  2,314  Pool #464686
          6.50%, 7/15/28............. $     2,441
   7,392  Pool #482878
          7.00%, 12/15/28............       7,869
 153,748  Pool #780958
          6.00%, 1/15/29.............     159,793
  74,312  Pool #487634
          6.50%, 8/15/29.............      78,324
   4,832  Pool #516531
          8.00%, 5/15/30.............       5,245
     159  Pool #511772
          8.00%, 11/15/30............         172
   6,068  Pool #511023
          6.50%, 2/15/31.............       6,393
     316  Pool #485393
          7.00%, 4/15/31.............         336
  19,239  Pool #471763
          6.50%, 5/15/31.............      20,270
  17,167  Pool #551101
          6.00%, 11/15/31............      17,822
 607,053  Pool #622630
          5.50%, 11/15/33............     620,594
 518,972  Pool #628058
          5.50%, 12/15/33............     530,548
                                      -----------
                                        3,444,312
                                      -----------
          Total Mortgage-Backed
          Securities
          (Cost $30,036,131).........  30,284,105
                                      -----------
          Corporate Bonds--24.9%
          Aerospace and Defense--0.5%
 180,000  General Dynamics Corp.
          4.25%, 5/15/13.............     176,271

Principal
 Amount                                 Value
---------                             ----------
          Corporate Bonds (Continued)
$ 75,000  Lockheed Martin Corp.
          8.50%, 12/01/29............ $  102,621
 190,000  Raytheon Co.
          4.85%, 1/15/11.............    194,675
                                      ----------
                                         473,567
                                      ----------
          Aluminum, Steel and Other Metals--0.3%
 250,000  Alcoa, Inc.
          6.00%, 1/15/12.............    273,104
                                      ----------
          Automotive--0.3%
 225,000  DaimlerChrysler NA
          Holdings
          6.50%, 11/15/13............    244,038
                                      ----------
          Banking--1.5%
 175,000  ABN AMRO Bank NV
          7.25%, 5/31/05.............    178,005
 325,000  Dresdner Bank AG--
          New York
          6.625%, 9/15/05............    332,775
 325,000  FleetBoston Financial Corp.
          6.50%, 3/15/08.............    350,965
 310,000  Mercantile Bankshares Corp.
          4.625%, 4/15/13............    299,308
 150,000  Royal Bank of Scotland
          Group PLC
          5.00%, 10/01/14............    151,516
 100,000  U.S. Bank NA
          4.95%, 10/30/14............    100,365
                                      ----------
                                       1,412,934
                                      ----------
          Banking and Finance--1.8%
 375,000  Bank of America Corp.
          7.40%, 1/15/11.............    434,391
 190,000  Bank One Corp.
          6.00%, 8/01/08.............    203,354

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2004

Principal
 Amount                                 Value
---------                             ----------
          Corporate Bonds (Continued)
$165,000  Bank One Corp.
          5.25%, 1/30/13............. $  169,451
 150,000  Capital One Bank
          5.125%, 2/15/14............    150,032
 150,000  J.P. Morgan Chase & Co.
          6.75%, 2/01/11.............    168,511
 150,000  Wachovia Corp.
          5.25%, 8/01/14.............    153,736
 100,000  Washington Mutual, Inc.
          5.50%, 1/15/13.............    103,270
 325,000  Wells Fargo & Co.
          3.50%, 4/04/08.............    322,960
                                      ----------
                                       1,705,705
                                      ----------
          Beverages--Food and Tobacco--0.4%
 150,000  Diageo Capital PLC
          3.50% 11/19/07.............    149,501
 250,000  Kraft Foods, Inc.
          5.625%, 11/01/11...........    264,736
                                      ----------
                                         414,237
                                      ----------
          Beverages--Soft Drinks--0.2%
  80,000  Coca-Cola Enterprises, Inc.
          5.25%, 5/15/07.............     83,164
 100,000  Coca-Cola Enterprises, Inc.
          7.125%, 8/01/17............    118,310
                                      ----------
                                         201,474
                                      ----------
          Building and Building Products--0.1%
  66,000  Hanson Overseas BV
          6.75%, 9/15/05.............     67,568
  57,000  Vulcan Materials Co.
          6.40%, 2/01/06.............     59,032
                                      ----------
                                         126,600
                                      ----------

Principal
 Amount                                 Value
---------                              --------
          Corporate Bonds (Continued)
          Chemicals--0.1%
$100,000  du Pont (E.I.) de Nemours &
          Co.
          6.875%, 10/15/09............ $112,793
                                       --------
          Communications, Media and
          Entertainment--1.0%
 475,000  Comcast Cable
          Communications
          6.75%, 1/30/11..............  533,418
  47,000  Comcast Cable
          Communications
          8.875%, 5/01/17.............   61,668
  35,000  Liberty Media Corp.
          7.875%, 7/15/09.............   39,006
 200,000  Time Warner, Inc.
          6.875%, 5/01/12.............  227,771
  60,000  Turner Broadcasting
          8.375%, 7/01/13.............   73,929
   3,000  USA Networks, Inc.
          6.75%, 11/15/05.............    3,083
                                       --------
                                        938,875
                                       --------
          Computers--Micro--0.3%
 100,000  IBM Corp.
          4.375%, 6/01/09.............  101,736
 150,000  IBM Corp.
          7.00%, 10/30/25.............  177,879
                                       --------
                                        279,615
                                       --------
          Diversified Operations--0.3%
 250,000  NiSource Capital Markets
          7.99%, 4/01/22..............  300,307
                                       --------
          Financial Services--6.6%
 400,000  Bear Stearns Co., Inc.
          5.70%, 1/15/07..............  416,489

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2004

Principal
 Amount                                   Value
---------                                --------
          Corporate Bonds (Continued)
$250,000  BHP Billiton Finance
          4.80%, 4/15/13................ $253,285
 135,000  Boeing Capital Corp.
          5.75%, 2/15/07................  140,990
 175,000  CIT Group, Inc.
          7.75%, 4/02/12................  207,148
 350,000  Citigroup, Inc.
          6.50%, 1/18/11................  390,830
 325,000  Citigroup Global Markets
          Holding, Inc.
          5.875%, 3/15/06...............  335,105
 175,000  Countrywide Home Loan
          3.25%, 5/21/08................  171,120
 100,000  Credit Suisse First Boston
          USA, Inc.
          7.125%, 7/15/32...............  119,359
 575,000  Ford Motor Credit Co.
          7.375%, 10/28/09..............  620,234
 100,000  Ford Motor Credit Co.
          7.00%, 10/01/13...............  106,013
 225,000  General Electric Capital Corp.
          6.75%, 3/15/32................  263,351
 425,000  General Motors Acceptance
          Corp.
          6.15%, 4/05/07................  436,761
 450,000  General Motors Acceptance
          Corp.
          6.875%, 9/15/11...............  461,157
 242,000  Goldman Sachs Group, Inc.
          6.875%, 1/15/11...............  273,019
 225,000  Household Finance Corp.
          5.75%, 1/30/07................  234,868
 325,000  International Lease Finance
          Corp.
          6.375%, 3/15/09...............  351,975

Principal
 Amount                                  Value
---------                              ----------
          Corporate Bonds (Continued)
$150,000  John Deere Capital Corp.
          5.125%, 10/19/06............ $  154,472
 150,000  Lehman Brothers Holdings,
          Inc.
          4.00%, 1/22/08..............    151,035
 105,000  Lehman Brothers Holdings,
          Inc.
          7.875%, 8/15/10.............    123,243
  70,000  Marsh & Mclennan Cos., Inc.
          5.875%, 8/01/33.............     64,859
 100,000  Merrill Lynch & Co.
          6.00%, 2/17/09..............    107,328
 165,000  Merrill Lynch & Co.
          Series B
          3.70%, 4/21/08..............    164,552
  75,000  Morgan Stanley
          3.875%, 1/15/09.............     74,583
  65,000  NiSource Finance Corp.
          7.875%, 11/15/10............     76,413
 166,000  Verizon Global Funding
          Corp.
          7.25%, 12/01/10.............    190,184
  85,000  Verizon Global Funding
          Corp.
          7.75%, 12/01/30.............    105,683
 175,000  Washington Mutual Financial
          Corp.
          6.25%, 5/15/06..............    181,097
                                       ----------
                                        6,175,153
                                       ----------
          Health Care Products and Services--0.7%
 215,000  Abbott Laboratories
          5.625%, 7/01/06.............    222,283
 230,000  Boston Scientific Corp.
          6.625%, 3/15/05.............    231,702

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2004

Principal
 Amount                                   Value
---------                               ----------
          Corporate Bonds (Continued)
$190,000  Cardinal Health, Inc.
          4.45%, 6/30/05............... $  190,859
                                        ----------
                                           644,844
                                        ----------
          Household and Personal Care
          Products--0.6%
 316,000  Colgate-Palmolive Co.,
          Series E
          3.98%, 4/29/05...............    317,247
 210,000  Snap-On, Inc.
          6.25%, 8/15/11...............    228,458
                                        ----------
                                           545,705
                                        ----------
          Insurance--1.4%
 325,000  Aegon NV (Netherlands)
          4.75%, 6/01/13...............    322,084
 325,000  Aetna, Inc.
          7.125%, 8/15/06..............    341,931
 200,000  Allstate Corp.
          7.20%, 12/01/09..............    226,656
 175,000  Metlife, Inc.
          5.00%, 11/24/13..............    175,764
 225,000  Prudential Financial, Inc.
          5.10%, 9/20/14...............    226,078
                                        ----------
                                         1,292,513
                                        ----------
          Manufacturing--0.2%
 200,000  Honeywell International, Inc.
          7.00%, 3/15/07...............    214,428
                                        ----------
          Oil and Gas--1.2%
 125,000  Conoco, Inc.
          6.95%, 4/15/29...............    147,607
 150,000  Devon Financing Corp.
          7.875%, 9/30/31..............    188,862
 135,000  Exxon Mobil Corp.
          8.625%, 8/15/21..............    187,442

Principal
 Amount                                 Value
---------                             ----------
          Corporate Bonds (Continued)
$ 95,000  Noble Affiliates, Inc.
          8.00%, 4/01/27............. $  116,531
 125,000  Norsk Hydro ASA (Norway)
          7.75%, 6/15/23.............    156,090
 300,000  Pemex Project Funding
          Master Trust
          7.875%, 2/01/09............    337,049
                                      ----------
                                       1,133,581
                                      ----------
          Pharmaceuticals--0.1%
 129,000  Bristol-Myers Squibb Co.
          5.75%, 10/01/11............    138,156
                                      ----------
          Publishing--0.2%
 120,000  News America Holdings
          8.15%, 10/17/36............    152,261
                                      ----------
          Real Estate Investment Trusts--0.4%
  55,000  EOP Operating LP
          7.75%, 11/15/07............     60,702
 270,000  EOP Operating LP
          5.875%, 1/15/13............    285,380
                                      ----------
                                         346,082
                                      ----------
          Resorts and Entertainment--0.3%
 285,000  The Walt Disney Co.,
          Series B
          6.75%, 3/30/06.............    296,946
                                      ----------
          Retail--Department Stores--0.5%
  55,000  Federated Department Stores
          6.30%, 4/01/09.............     59,524
 220,000  Federated Department Stores
          7.00%, 2/15/28.............    247,591
 120,000  Target Corp.
          6.35%, 1/15/11.............    133,772
                                      ----------
                                         440,887
                                      ----------

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2004

Principal
 Amount                                    Value
---------                                 --------
          Corporate Bonds (Continued)
          Retail--Discount Stores--0.3%
$150,000  Wal-Mart Stores, Inc.
          6.875%, 8/10/09................ $168,433
  70,000  Wal-Mart Stores, Inc.
          7.55%, 2/15/30.................   91,133
                                          --------
                                           259,566
                                          --------
          Retail--Food Stores--0.6%
 385,000  Kroger Co.
          6.80%, 12/15/18................  436,904
 125,000  Safeway, Inc.
          4.95%, 8/16/10.................  127,245
                                          --------
                                           564,149
                                          --------
          Telecommunications--2.7%
 205,000  AT&T Wireless Services, Inc.
          7.875%, 3/01/11................  241,616
 330,000  British Telecom PLC
          (Great Britian)
          8.875%, 12/15/30 (a)...........  441,878
 275,000  Cox Communications, Inc.
          6.75%, 3/15/11.................  301,123
 215,000  Deutsche Telekom
          International Fin (Netherlands)
          8.50%, 6/15/10 (b).............  256,145
 250,000  Koninklijke KPN NV
          (Netherlands)
          8.00%, 10/01/10................  295,085
 175,000  SBC Communications, Inc.
          5.875%, 2/01/12................  188,476
 285,000  Sprint Capital Corp.
          6.125%, 11/15/08...............  305,641
  50,000  Sprint Capital Corp.
          8.75%, 3/15/32.................   66,615
  80,000  Verizon Communications,
          Inc. 6.94%, 4/15/28............   89,099

Principal
 Amount                                    Value
---------                               -----------
          Corporate Bonds (Continued)
$175,000  Vodafone Group PLC
          7.75%, 2/15/10............... $   203,080
 150,000  Vodafone Group PLC
          6.25%, 11/30/32..............     163,358
                                        -----------
                                          2,552,116
                                        -----------
          Transportation--0.8%
 175,000  Burlington Northern Santa Fe
          Corp.
          6.75%, 3/15/29...............     196,949
 250,000  Norfolk Southern Corp.
          7.05%, 5/01/37...............     292,317
 225,000  Union Pacific Corp.
          5.375%, 5/01/14..............     233,073
                                        -----------
                                            722,339
                                        -----------
          Utilities--Gas and Electric--1.5%
 300,000  Constellation Energy Group,
          Inc. 7.00%, 4/01/12..........     341,955
 105,000  Duke Capital Corp.
          7.50%, 10/01/09..............     118,841
 150,000  Florida Power & Light Co.
          5.65%, 2/01/35...............     154,315
 325,000  Ontario Electricity Financial
          Corp.
          6.10%, 1/30/08...............     347,952
 140,000  Texas Eastern Transmission
          Corp.
          7.30%, 12/01/10..............     160,825
 250,000  Virginia Electric & Power
          Co. 5.25%, 12/15/15..........     254,220
                                        -----------
                                          1,378,108
                                        -----------
          Total Corporate Bonds
          (Cost $22,281,060)...........  23,340,083
                                        -----------

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2004

Principal
 Amount                                   Value
---------                                --------
          Collateralized Mortgage
          Obligations--3.8%
          Financial Services--3.6%
$219,164  Bear Stearns Commercial
          Mortgage Securities, Inc.,
          Series 1999-WF2, Class A1
          6.80%, 9/15/08................ $228,739
  75,000  Bear Stearns Commercial
          Mortgage Securities, Inc.,
          Series 2002-TOP6, Class A2
          6.46%, 10/15/36...............   83,521
 325,000  Bear Stearns Commercial
          Mortgage Securities, Inc.,
          Series 2003-T10, Class A2
          4.74%, 3/13/40................  327,088
 250,000  Bear Stearns Commercial
          Mortgage Securities, Inc.,
          Series 2003-T12, Class A4
          4.68%, 8/13/39................  249,658
 175,870  Commercial Mortgage
          Acceptance Corp., Series
          1997-ML1, Class A2
          6.53%, 12/15/30...............  183,039
 225,000  CS First Boston Mortgage
          Securities Corp., Series 2000-
          C1, Class A2
          7.545%, 4/14/62...............  256,886
 375,000  CS First Boston Mortgage
          Securities Corp., Series 2001-
          CK3, Class A4
          6.53%, 6/15/34................  416,540
 115,372  DLJ Commercial Mortgage
          Corp., Series 1998-CF2,
          Class A1A
          5.88%, 11/12/31...............  118,933

Principal
 Amount                                   Value
---------                               ----------
          Collateralized Mortgage
          Obligations (Continued)
$325,000  DLJ Commercial Mortgage
          Corp., Series 2000-CKP1,
          Class A1B
          7.18%, 8/10/10............... $  368,439
 225,000  LB-UBS Commercial
          Mortgage Trust,
          Series 2003-C3, Class A4
          4.166%, 5/15/32..............    217,373
 735,000  MBNA Credit Card Master
          Note Trust, Series 2001-A1,
          Class A1
          5.75%, 10/15/08..............    759,764
  63,000  Morgan Stanley Dean Witter
          Capital I, Series 2001-TOP1,
          Class A4
          6.66%, 2/15/33...............     69,979
 109,700  Prudential Securities Secured
          Financing Corp., Series 1998-
          C1, Class A1A3
          6.35%, 9/15/07...............    111,020
                                        ----------
                                         3,390,979
                                        ----------
          Fixed Rate Securities--0.2%
 164,481  Asset Securitization Corp.,
          Series 1995-MD4, Class A1
          7.10%, 8/13/29...............    169,799
                                        ----------
          Total Collateralized
          Mortgage Obligations
          (Cost $3,591,603)............  3,560,778
                                        ----------
          Foreign Government Agencies
          & Obligations--1.8%
 220,000  Kingdom of Spain (Spain)
          7.00%, 7/19/05...............    224,960
 175,000  Quebec Province (Canada)
          5.75%, 2/15/09...............    187,475

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         December 31, 2004

Principal
 Amount                                   Value
---------                               ----------
          Foreign Government Agencies
          & Obligations (Continued)
$350,000  Republic of Chile (Chile)
          5.50%, 1/15/13............... $  367,745
 250,000  Republic of Italy (Italy)
          5.625%, 6/15/12..............    269,798
 150,000  Republic of Korea (South
          Korea)
          4.875%, 9/22/14..............    148,367
 410,000  United Mexican States
          (Mexico)
          7.50%, 1/14/12...............    464,941
                                        ----------
          Total Foreign
          Government Agencies &
          Obligations
          (Cost $1,617,107)............  1,663,286
                                        ----------
          Asset-backed
          Securities--1.3%
          Asset-Backed Securities--Credit
          Cards--1.3%
 285,000  Discover Card Master Trust I,
          Series 1996-3, Class A
          6.05%, 8/18/08...............    293,998
 775,000  MBNA Master Credit Card
          Trust, Series 1999-J, Class A
          7.00%, 2/15/12...............    872,962
  65,252  Sears Credit Account Master
          Trust, Series 1999-3, Class A
          6.45%, 11/17/09..............     66,207
   6,000  Standard Credit Card Master
          Trust, Series 1995-9, Class A
          6.55%, 10/07/07..............      6,159
                                        ----------
          Total Asset-Backed
          Securities
          (Cost $1,240,463)............  1,239,326
                                        ----------

Number of
 Shares                                      Value
---------                                ------------
          Money Market Fund--9.7%
9,107,719 BNY Hamilton Money Fund
          (Hamilton Shares), 2.01% (c)
          (Cost $9,107,719)............. $  9,107,719
                                         ------------
          Total Investments
          (Cost $100,448,912)(d)--
          108.6%........................  101,964,770
          Liabilities in excess of other
          assets--(8.6%)................   (8,081,755)
                                         ------------
          Net Assets--100.0%............ $ 93,883,015
                                         ------------

TBATo be announced.
(a)The coupon on this security varies along with its rating. For each rating downgrade below A3/A- by either Moody's or Standard & Poors, the coupon increases by 25 basis points. The coupon decreases by 25 basis points for each upgrade of its rating. Minimum coupon is 8.625%. The security is currently rated Baa1/A-.
(b)The coupon on this security varies along with its rating. If its rating falls below single A by either Moody's Standard & Poors, the coupon steps up 50 basis points. If the previous situation occurs, and then increases back above BBB, the coupon steps down 50 basis points. The security is currently rated Baa1/BBB+.
(c)Represents annualized 7 day yield at December 31, 2004.
(d)The cost of investments for Federal income tax purposes is $101,256,549. At December 31, 2004, net unrealized appreciation was $708,221 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $1,507,873 and aggregate gross unrealized depreciation of $799,652.

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         Statement of Assets and Liabilities

         December 31, 2004

          Assets:
            Non-affiliated investments at market value,
             (Cost $91,341,193)......................... $ 92,857,051
            Affiliated investments at market value,
             (Cost $9,107,719)..........................    9,107,719
            Receivables:
             Interest...................................      981,012
             Capital stock sold.........................       63,962
             Investments sold...........................        2,481
            Other assets................................       11,088
                                                         ------------
             Total Assets...............................  103,023,313
                                                         ------------
          Liabilities:
            Payables:
             Investments purchased......................    8,947,166
             Dividends..................................      116,209
             Capital stock repurchased..................       15,482
             Services provided by The Bank of
              New York..................................        8,315
            Accrued expenses and other liabilities......       53,126
                                                         ------------
             Total Liabilities..........................    9,140,298
                                                         ------------
          Net Assets:................................... $ 93,883,015
                                                         ------------
          Sources Of Net Assets:
            Capital stock @ par......................... $      8,810
            Paid in capital.............................   93,482,648
            Accumulated distributions in excess of net
             investment income..........................     (806,822)
            Accumulated net realized loss on
             investments................................     (317,479)
            Net unrealized appreciation on
             investments................................    1,515,858
                                                         ------------
          Net Assets.................................... $ 93,883,015
                                                         ------------
          Institutional Shares:
            Net assets.................................. $ 93,790,995
                                                         ------------
            Shares outstanding..........................    8,801,272
                                                         ------------
            Net asset value, offering price and
             repurchase price per share................. $      10.66
                                                         ------------
          Investor Shares:
            Net assets.................................. $     92,020
                                                         ------------
            Shares outstanding..........................        8,642
                                                         ------------
            Net asset value, offering price and
             repurchase price per share................. $      10.65
                                                         ------------
          Institutional Shares authorized @ $.001 par
           value........................................  200,000,000
          Investor Shares authorized @ $.001 par
           value........................................  200,000,000

                            Statement of Operations

                     For the year ended December 31, 2004

         Investment Income:
           Interest (net of foreign withholding taxes of
            $533)........................................ $ 4,710,716
           Interest from affiliated fund.................      38,906
                                                          -----------
            Total Income.................................   4,749,622
                                                          -----------
         Expenses:
           Advisory......................................     272,811
           Administration................................     184,101
           Transfer agent................................      32,009
           Accounting services...........................      31,166
           Custodian.....................................      27,203
           Registration and filings......................      23,465
           Directors.....................................      21,290
           Audit.........................................      14,053
           Reports to shareholders.......................      10,316
           Legal.........................................       4,984
           Insurance.....................................       2,487
           Cash management...............................       2,144
           Other.........................................      39,192
                                                          -----------
            Total Expenses...............................     665,221
           Fees waived by The Bank of New York
            (Note 3).....................................    (283,089)
                                                          -----------
            Net Expenses.................................     382,132
                                                          -----------
            Net Investment Income........................   4,367,490
                                                          -----------
         Realized and Unrealized Gain
          (loss) on Investments:
           Net realized gain on investments..............   1,517,285
           Decrease in unrealized appreciation/
            depreciation on investments..................  (2,070,406)
                                                          -----------
           Net realized and unrealized loss on
            investments..................................    (553,121)
                                                          -----------
           Net increase in net assets resulting from
            operations................................... $ 3,814,369
                                                          -----------

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         Statements of Changes in Net Assets

                                                                                     Year Ended December 31,
                                                                                   ---------------------------
                                                                                        2004          2003
                                                                                   -------------  ------------
Operations:
  Net investment income........................................................... $   4,367,490  $  5,129,061
  Net realized gain on investments................................................     1,517,285     1,097,545
  Decrease in unrealized appreciation/depreciation on investments.................    (2,070,406)     (790,282)
                                                                                   -------------  ------------
   Net increase in net assets resulting from operations...........................     3,814,369     5,436,324
                                                                                   -------------  ------------
Dividends And Distributions To Shareholders:
  Dividends from net investment income: Institutional Shares......................    (5,331,472)   (6,850,919)
                          Investor Shares.........................................        (5,117)       (2,216)
  Distributions from capital gains: Institutional Shares..........................       (11,741)     (169,364)
                     Investor Shares..............................................           (16)         (124)
                                                                                   -------------  ------------
                                                                                      (5,348,346)   (7,022,623)
                                                                                   -------------  ------------
Capital Stock Transactions:
  Proceeds from capital stock sold: Institutional Shares..........................    50,399,806    35,417,287
                      Investor Shares.............................................        17,099       101,503
  Proceeds from shares issued on reinvestment of
   dividends and distributions: Institutional Shares..............................     3,764,384     5,570,125
                  Investor Shares.................................................         5,149         2,227
  Value of capital stock repurchased: Institutional Shares........................  (107,946,713)  (18,468,371)
                       Investor Shares............................................       (37,930)      (13,187)
                                                                                   -------------  ------------
  Net increase (decrease) in net assets resulting from capital stock transactions.   (53,798,205)   22,609,584
                                                                                   -------------  ------------
   Increase (decrease) in Net Assets..............................................   (55,332,182)   21,023,285
Net Assets:
  Beginning of year...............................................................   149,215,197   128,191,912
                                                                                   -------------  ------------
  End of year..................................................................... $  93,883,015  $149,215,197
                                                                                   -------------  ------------
Changes In Capital Stock Outstanding:
  Shares sold: Institutional Shares...............................................     4,701,396     3,292,809
         Investor Shares..........................................................         1,588         9,349
  Shares issued on reinvestment of
   dividends and distributions: Institutional Shares..............................       351,352       500,364
                  Investor Shares.................................................           483           207
  Shares repurchased: Institutional Shares........................................   (10,136,992)   (1,703,572)
              Investor Shares.....................................................        (3,550)       (1,219)
                                                                                   -------------  ------------
   Net increase (decrease)........................................................    (5,085,723)    2,097,938
  Shares outstanding, beginning of year...........................................    13,895,637    11,797,699
                                                                                   -------------  ------------
  Shares outstanding, end of year.................................................     8,809,914    13,895,637
                                                                                   -------------  ------------

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

         Financial Highlights

                                                                      Institutional Shares
                                                    -----------------------------------------------------
                                                                                             For the period
                                                            Year Ended December 31,          April 28, 2000*
                                                    --------------------------------------       through
                                                       2004      2003      2002    2001(a)  December 31, 2000
                                                    -------    --------  --------  -------  -----------------
PER SHARE DATA:
Net asset value at beginning of period............. $ 10.74    $  10.87  $  10.42  $ 10.44       $ 10.00
                                                    -------    --------  --------  -------       -------
Gain from investment operations
Net investment income..............................    0.42        0.38      0.46     0.63          0.47
Net realized and unrealized gain on investments....    0.02        0.01      0.54     0.19          0.43
                                                    -------    --------  --------  -------       -------
  Total from investment operations.................    0.44        0.39      1.00     0.82          0.90
                                                    -------    --------  --------  -------       -------
Dividends and distributions
Dividends from net investment income...............   (0.52)      (0.51)    (0.54)   (0.65)        (0.43)
Distributions from capital gains...................      --(b)    (0.01)    (0.01)   (0.19)        (0.03)
                                                    -------    --------  --------  -------       -------
  Total dividends and distributions................   (0.52)      (0.52)    (0.55)   (0.84)        (0.46)
                                                    -------    --------  --------  -------       -------
Net asset value at end of year..................... $ 10.66    $  10.74  $  10.87  $ 10.42       $ 10.44
                                                    -------    --------  --------  -------       -------
TOTAL RETURN:
Total investment return based on net asset value(c)    4.25%       3.69%     9.95%    8.07%         9.21%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted).......... $93,791    $149,107  $128,173  $23,585       $19,653
Ratio to average net assets of:
  Expenses, net of waiver from The Bank of
   New York........................................    0.35%       0.35%     0.35%    0.35%         0.35%***
  Expenses, prior to waiver from The Bank of
   New York........................................    0.61%       0.62%     0.71%    1.24%         1.35%***
  Net investment income, net of waiver from
   The Bank of New York............................    4.00%       3.53%     4.45%    5.93%         6.61%***
Portfolio turnover rate............................      73%        131%      149%     103%          101%

*  Commencement of investment operations.
** Not annualized.
***Annualized.
(a)As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed income securities on scientific basis. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gain (loss) on investments per share by $.02 and decrease the ratio of net investment income to average net assets from 6.11% to 5.93%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(b)Less than $0.01 per share.
(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton U.S. Bond Market Index Fund

                                                                  Investor Shares
                                                       ---------------------------------
                                                          Year Ended       For the period
                                                         December 31,    September 27, 2002*
                                                       ----------------        Through
                                                         2004     2003    December 31, 2002
                                                       ------    ------  -------------------
PER SHARE DATA:
Net asset value at beginning of period................ $10.73    $10.86        $10.78
                                                       ------    ------        ------
Gain from investment operations
Net investment income.................................   0.41      0.36          0.11
Net realized and unrealized gain on investments.......   0.01      0.01          0.09
                                                       ------    ------        ------
 Total from investment operations.....................   0.42      0.37          0.20
                                                       ------    ------        ------
Dividends and distributions
Dividends from net investment income..................  (0.50)    (0.49)        (0.11)
Distributions from capital gains......................     --(a)  (0.01)        (0.01)
                                                       ------    ------        ------
 Total dividends and distributions....................  (0.50)    (0.50)        (0.12)
                                                       ------    ------        ------
Net asset value at end of year........................ $10.65    $10.73        $10.86
                                                       ------    ------        ------
TOTAL RETURN:
Total investment return based on net asset value(b)...   4.00%     3.46%         2.00%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)............. $   92    $  108        $   19
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York....   0.60%     0.60%         0.58%***
 Expenses, prior to waiver from The Bank of New York..   0.86%     0.89%         0.91%***
 Net investment income, net of waiver from The Bank of
   New York...........................................   3.77%     3.38%         4.05%***
Portfolio turnover rate...............................     73%      131%          149%

*  Commencement of investment operations.
** Not annualized.
***Annualized.
(a)Less than $0.01 per share.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         Notes to Financial Statements

1. ORGANIZATION AND BUSINESS

  BNY Hamilton Funds, Inc. (the ''Company'') was organized as a Maryland Corporation on May 1, 1992 and is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company. The Company currently consists of twenty separate series. The six series presented in these financial statements consist of the BNY Hamilton Fixed Income Funds and include the BNY Hamilton Intermediate Tax-Exempt Fund (the "Intermediate Tax-Exempt Fund"), BNY Hamilton Intermediate New York Tax-Exempt Fund (the "Intermediate New York Tax-Exempt Fund"), BNY Hamilton Intermediate Government Fund (the "Intermediate Government Fund"), BNY Hamilton Intermediate Investment Grade Fund (the "Intermediate Investment Grade Fund"), BNY Hamilton High Yield Fund, (the "High Yield Fund"), and BNY Hamilton U.S. Bond Market Index Fund (the "U.S. Bond Market Index Fund"), (individually, a ''Fund'' and collectively, the ''Funds''). All of the Funds are diversified as defined under the 1940 Act, with the exception of the Intermediate New York Tax-Exempt Fund which is non-diversified.

  Each of the Funds, except the U.S. Bond Market Index Fund, offers three classes of shares: Class A Shares (formerly, Investor Shares), Class C Shares and Institutional Shares. The U.S. Bond Market Index Fund offers two classes of shares: Institutional Shares and Investor Shares.

  Class A Shares are sold with a front-end sales charge of up to 4.25% for purchases of less than $1 million. With respect to purchases of $1 million or more, Class A Shares redeemed within 12 months of purchase may be subject to a contingent deferred sales charge of 1%. Class C Shares are not subject to a front-end sales charge, but investors may be subject to a contingent deferred sales charge of 1% on redemptions made within 12 months after purchase. The Institutional Shares and Investor Shares are sold with no front-end sales charge or contingent deferred sales charge.

  The following are the investment objectives of each of the Funds:

.. Intermediate Tax-Exempt Fund--To provide income that is exempt from federal income taxes while maintaining relative stability of principal;

.. Intermediate New York Tax-Exempt Fund--To provide income that is exempt from federal, New York State and New York City income taxes while maintaining relative stability of principal;

.. Intermediate Government Fund--To provide as high a level of current income as is consistent with preservation of capital, moderate stability in net asset value and minimal credit risk;

.. Intermediate Investment Grade Fund--To provide as high a level of current income as is consistent with preservation of capital, moderate stability in net asset value and maintenance of liquidity;

.. High Yield Fund--To provide investors with a high level of current income and, secondarily, capital appreciation;

..  U.S. Bond Market Index Fund--To track the total rate of return of the Lehman
   Brothers Aggregate Bond Index (the "Lehman Bond Index").

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements.

(A) Security Valuations

  The determination of the value of certain portfolio debt securities, other than temporary investments in short-term securities, takes into account various factors affecting market value, including yields and prices of comparable securities, indications as to value from dealers and general market conditions.

  Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost which approximates fair value. This method values a security at its cost at the time of purchase and thereafter assumes a constant rate of amortization to maturity of any discount or premium.

  Investments in other BNY Hamilton Funds are valued at their net asset value as determined by the applicable BNY Hamilton Funds' prospectus.

  The market value of a written call option or a purchased put option is the last reported sale price on the principal exchange on which such option is traded or, if no sales are reported, the average between the last reported bid and asked prices.

  Securities for which market quotations are not readily available, including investments that are subject to limitations as to their sale (such as certain restricted securities and illiquid securities), are valued at fair value as determined in good faith by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

(B) Foreign Currency Translation

  The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

  (i) Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the current daily rates of exchange. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

  (ii) Foreign exchange gain or loss resulting from the sale of an investment, holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses on foreign currency transactions in the respective Fund's statement of operations. The effects of changes in foreign currency exchange rates on securities are not separately identified in the statements of operations from the effects of changes in market prices of those securities, but are included with the net realized gain and unrealized gain or loss on securities.

  (iii) Foreign exchange gain or loss on assets and liabilities, other than investments, are shown as unrealized appreciation (depreciation) on foreign currency transactions.

(C) Risk Involved in Investing in the Funds

  In the normal course of business the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of losses to be remote.

(D) Repurchase Agreements

  A Fund's custodian or designated sub-custodians, as the case may be under tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(E) Written Options and Purchased Options

  All Funds may enter into option contracts for the purpose of either hedging its exposure to the market fluctuations of the portfolio, or an individual security position.

  When a Fund writes an option, it will receive a premium. Premiums received are recorded as liabilities and adjusted to current market value daily. When an option is purchased, the Fund will pay a premium. Premiums paid for options are included as investments and are also adjusted to their current market value daily.

  If a written option expires, the premium received by the Fund will be treated as a short-term capital gain. Likewise, premiums paid for purchased options that expire unexercised will be treated as short-term capital losses. In addition, short-term capital gains or losses may be realized on exercised written calls or purchased puts depending on the premiums received or paid and the strike price of the underlying securities.

  As a writer of call options, a Fund does not have control over exercising of such options. As a result, that Fund bears unlimited market risk of favorable changes in the value of the call option's underlying securities. The Fund also bears unlimited market risk in the value of the written call option itself.

  If an option which a Fund has purchased expires on its stipulated expiration date, it realizes a loss in the amount of the cost of the option. If it enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a Fund exercises a call option, the cost of the security which it purchases upon exercise will be increased by the premium originally paid.

(F) Federal Income Taxes

  Each Fund is treated as a separate entity for federal income tax purposes. It is the Funds' policy is to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable and tax-exempt income to the shareholders within the allowable time limits. Therefore, no federal income tax provision is required.

(G) Dividends and Distributions to Shareholders

  The Funds declare dividends daily and pay dividends monthly.

(H) Security Transactions and Investment Income

  Security transactions are recorded on the trade date. Realized gains (losses) on security transactions are calculated using the identified cost method. Dividend income is recognized on the ex-dividend date, except for certain foreign dividends which are recorded when known, and interest income, including amortization of discount and premiums, is accrued daily.

  Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

(I) Financial Statements Preparation

  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reporting of assets, liabilities and disclosures in the financial statements and accompanying notes. Management believes that the estimates used in preparing the Fund's Financial Statements are reasonable and prudent; however, actual results could differ from these estimates.

3. Advisory, Administration and Other Transactions with Affiliates

  The Bank of New York acts as the Funds' investment adviser (the "Advisor"). The Bank of New York is a subsidiary of The Bank of New York Company, Inc. ("BNYCo"), a financial holding company. The Advisor manages the investments of the Funds and is responsible for all purchases and sales of the Funds' portfolio securities. The Advisor's fee accrues daily and is payable monthly at the following annual rates:

                                % of Average
                              Daily Net Assets
                              ----------------
Intermediate Tax-Exempt Fund.       .50%
Intermediate New York Tax-
 Exempt Fund.................       .50%
Intermediate Government Fund.       .50%
Intermediate Investment Grade
 Fund........................       .50%
High Yield Fund..............       .60%*
U.S. Bond Market Index Fund..       .25%

*The Advisory fee is payable at a rate of .60% on the first $100 million of daily net assets and at a rate of .50% on the average daily net assets in excess of $100 million.

  The High Yield Fund is sub-advised by Seix Investment Advisors (the "Sub-Advisor"). The Sub-Advisor's fee is payable monthly by the Advisor at a rate of .45% on the first $100 million of the average daily net assets of the High Yield Fund and at a rate of .35% on the average daily net assets in excess of $100 million.

  BNY Hamilton Distributors, Inc. (a wholly-owned subsidiary of The BISYS Group, Inc.) acts as the Funds' administrator (the "Administrator") and assists in supervising the operations of the Funds. The Bank of New York is not an affiliated party of BNY Hamilton Distributors, Inc.

  The Administrator has agreed to provide facilities, equipment and personnel to carry out administrative services for the Funds, including, among other things, providing the services of persons who may be appointed as officers and directors of the Funds, monitoring the custodian, fund accounting, transfer agency, administration, distribution, advisory and legal services that are provided to the Funds. The Administration Agreement permits the Administrator to delegate certain responsibilities to other service providers. Pursuant to this authority, the Administrator has delegated certain administrative functions to The Bank of New York under the terms of a sub-administration agreement.

  Effective July 1, 2004, the Board approved new fee rates for the calculation of the Administration Fees were implemented. The Administrator's fee is payable monthly at a rate of .125% on each Fund's first $300 million of the average daily net assets and at a rate of .10% on each Fund's average daily net assets in excess of $300 million. Prior to July 1, 2004, the Administration fee was payable monthly at the following annual rates:

                                % of Average
                              Daily Net Assets
                              ----------------
Intermediate Tax-Exempt Fund.       .20%
Intermediate New York Tax-
 Exempt Fund.................       .20%
Intermediate Government Fund.       .20%
Intermediate Investment Grade
 Fund........................       .20%
High Yield Fund..............       .20%
U.S. Bond Market Index Fund..       .20%

  During the year ended December 31, 2004, the Administrator paid the following amounts to The Bank of New York under the sub-administration agreement:

                                    Amount
                                   --------
Intermediate Tax-Exempt Fund...... $352,588
Intermediate New York Tax-Exempt
 Fund.............................  137,677
Intermediate Government Fund......  157,355
Intermediate Investment Grade Fund  113,084
High Yield Fund...................  174,262
U.S. Bond Market Index Fund.......  584,745

  In addition to acting as Administrator, BNY Hamilton Distributors, Inc. is the principal underwriter and distributor of shares of the Funds.

  The Bank of New York serves as the Funds' custodian ("Custodian"). Each Fund maintains a compensating balance arrangement with the Custodian, whereby a Fund would have its respective custody fees reduced by income earned on cash balances maintained with the Custodian. The income earned on cash balances by each Fund for the year ended December 31, 2004 is shown on its respective Statement of Operations under the caption "Earnings Credit Adjustment." For the year ended December 31, 2004, the Intermediate New York Tax-Exempt Fund and the U.S. Bond Market Index Fund did not earn any such income.

  The Bank of New York provides cash management and related services to the Funds. Fees for these services are included under the caption "Cash management" in the Statement of Operations.

  The Bank of New York agreed to assume/waive expenses for certain Funds to the extent that each Fund's expense ratio exceeded the percentage of average daily net assets as shown below:

                  Class A Class C Institutional
                  Shares  Shares     Shares
                  ------- ------- -------------
Intermediate
 Tax-Exempt
 Fund............  1.04%   1.79%      .79%
Intermediate
 New York
 Tax-Exempt
 Fund............   .84%   1.59%      .59%
Intermediate
 Government
 Fund............   .90%   1.65%      .65%
Intermediate
 Investment Grade
 Fund............   .94%   1.69%      .69%
High Yield Fund..  1.14%   1.89%      .89%

                       Institutional Investor
                          Shares      Shares
                       ------------- --------
U.S. Bond Market Index
 Fund.................     .35%        .60%

  Effective July 1, 2004, the Advisor contractually committed to maintain the fee waiver/expense reimbursements which are currently in effect until April, 2007. Previously these arrangements were voluntary and could be revoked at any time.

  The Distributor has advised the Funds that it has received the following amounts in front-end sales charges resulting from sales of Class A Shares and there were no contingent deferred sales charges imposed upon redemptions of Class C Shares during the period ended December 31, 2004:

                                                      Class A
                                                      Front-
                                                        End
                                                       Sales
                                                      Charge
                                                      -------
                   Intermediate New York Tax-Exempt
                    Fund............................. $  428
                   Intermediate Government Fund......  1,427
                   Intermediate Investment Grade Fund  4,068
                   High Yield Fund...................  2,237

4. Portfolio Securities

  For the year ended December 31, 2004, the cost of securities purchased and the proceeds from sales of securities, excluding short-term securities, were as follows:

                         Intermediate
                        Tax-Exempt Fund
                    -----------------------
                     Purchases     Sales
                    ----------- -----------
US Gov't Securities $        -- $        --
All Others.........  83,086,820  91,217,712

                      Intermediate New York
                         Tax-Exempt Fund
                    -------------------------
                     Purchases      Sales
                    ------------ ------------
US Gov't Securities $         -- $         --
All Others.........   21,363,943   10,738,618

                          Intermediate
                         Government Fund
                    -------------------------
                     Purchases      Sales
                    ------------ ------------
US Gov't Securities $  9,120,293 $ 16,184,004
All Others.........           --           --

                          Intermediate
                      Investment Grade Fund
                    -------------------------
                     Purchases      Sales
                    ------------ ------------
US Gov't Securities $224,085,567 $235,931,333
All Others.........   99,624,690  110,952,652

                         High Yield Fund
                    -------------------------
                     Purchases      Sales
                    ------------ ------------
US Gov't Securities $         -- $         --
All Others.........  151,987,329   95,363,062

                        U.S. Bond Market
                           Index Fund
                    -------------------------
                     Purchases      Sales
                    ------------ ------------
US Gov't Securities $ 68,393,086 $ 99,251,140
All Others.........   10,795,284   34,172,066

5. In-Kind Redemptions

  For the year ended December 31, 2004, the U.S. Bond Market Index Fund had an in-kind redemption, in the amount of $72,897,963 consisting of marketable securities, which are included in redemptions in shareholder transactions on the Statement of Changes.

6. Federal Income Taxes

  For federal income tax purposes, the Funds indicated below have capital loss carryforwards as of December 31, 2004 which are available to offset future capital gains, if any. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

                        Capital Loss
                        Carryforward Expiration
                        ------------ ----------
Intermediate Government
 Fund..................   $390,829      2005
                           261,062      2008
                           257,445      2012
Intermediate Investment
 Grade Fund............    809,099      2012
U.S. Bond Market Index
 Fund..................    289,752      2012

  During the year ended December 31, 2004, the High Yield Fund utilized capital loss carryforwards of $489,580 to offset realized gains.

  Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Intermediate Government Fund, Intermediate Investment Grade Fund and U.S. Bond Market Index Fund deferred post-October losses in the amount of $54,636, $81,643 and $26,834, respectively, during 2004.

Distributions to shareholders:

  The tax character of distributions paid during the fiscal year ended December 31, 2004 was as follows:

                                              *Distributions Paid From:
                                         ------------------------------------
                                                      Net Long      Total
                                                        Term       Taxable
                                          Ordinary    Capital   Distributions
                                           Income      Gains        Paid
                                         ----------- ---------- -------------
   Intermediate Tax-Exempt Fund......... $    73,090 $2,244,356  $ 2,317,446
   Intermediate New York Tax-Exempt Fund          --    266,172      266,172
   Intermediate Government Fund.........   5,346,020         --    5,346,020
   Intermediate Investment Grade Fund...  19,202,905    747,613   19,950,518
   High Yield Fund......................   9,101,340     27,390    9,128,730
   U.S. Bond Market Index Fund..........   5,336,667     11,679    5,348,346

*The following tax-exempt income distributions were paid by the Intermediate
 Tax-Exempt Fund and the Intermediate New York Tax-Exempt Fund in the amounts of $8,525,598 and $3,375,860, respectively.

  The tax character of distributions paid during the fiscal year ended December 31, 2003 were as follows:

                                              *Distributions paid from:
                                         ------------------------------------
                                                      Net long      Total
                                                        term       taxable
                                          Ordinary    capital   distributions
                                           Income      gains        paid
                                         ----------- ---------- -------------
   Intermediate Tax-Exempt Fund......... $       507 $5,325,410  $ 5,325,917
   Intermediate New York Tax-Exempt Fund          --    400,577      400,577
   Intermediate Government Fund.........   5,392,550         --    5,392,550
   Intermediate Investment Grade Fund...  20,882,123  5,573,295   26,455,418
   High Yield Fund......................   3,040,386         --    3,040,386
   U.S. Bond Market Index Fund..........   6,853,135    169,488    7,022,623

*The following tax-exempt income distributions were paid by the Intermediate
 Tax-Exempt Fund and the Intermediate New York Tax-Exempt Fund in the amounts of $9,632,021 and $3,115,188, respectively.

  As of December 31, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                                                                             Accumulated                        Total
                                     Undistributed Undistributed             Capital and   Unrealized        Accumulated
                                       Ordinary      Long Term   Accumulated    Other    Appreciation/        Earnings/
                                        Income     Capital Gains  Earnings     Losses    (Depreciation)       (Deficit)
                                     ------------- ------------- ----------- ----------- --------------      -----------
Intermediate Tax-Exempt Fund........            --   $273,662     $273,662           --      $9,318,433/2/   $9,592,095
Intermediate New York Tax- Exempt
 Fund...............................            --     47,391       47,391           --       3,674,702/2/    3,722,093
Intermediate Government Fund........            --         --           --    $(963,972)      1,763,308/1,2/    799,336
Intermediate Investment Grade Fund..      $152,392         --      152,392     (890,742)        711,372/1,2/    (26,978)
High Yield Fund.....................       350,719    188,549      539,268           --       3,385,633/1,2/  3,924,901
U.S. Bond Market Index Fund.........            --         --           --     (316,586)        708,221/1,2/    391,635

/1/The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales.
/2/The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the difference between book and tax amortization methods for premium and market discount.

7. Written Option Activity

  At December 31, 2004, there were no outstanding written options.

8. Reclassification Of Capital Accounts

  At December 31, 2004, the following reclassifications were made to the capital accounts of the noted Funds to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are primarily due to the differences between book and tax amortization methods for premium and market discount, paydown gains/(losses) and redemption in-kind transactions. Net investment income, net realized gains, and net assets were not affected by these changes.

                                   Undistributed     Undistributed
                                   Net Investment    Capital Gains/     Paid in
                                       Income     (Accumulated Losses)  Capital
                                   -------------- -------------------- --------
Intermediate Tax-Exempt Fund......   $  (35,535)      $    35,535            --
Intermediate Government Fund......      453,578          (409,418)     $(44,160)
Intermediate Investment Grade Fund    2,125,592        (2,125,592)           --
High Yield Fund...................      571,489          (571,489)           --
U.S. Bond Market Index Fund.......    1,336,814        (1,831,914)      495,100

9. Concentration Of Risk

  The Intermediate New York Tax-Exempt Fund invests substantially all of its assets in portfolios of tax-exempt debt obligations primarily consisting of securities issued by the State of New York and its authorities, agencies, municipalities and political sub-divisions. Also, the Intermediate Tax-Exempt Fund invests approximately 20% of its assets in debt obligations of the State of New York. The issuers' ability to meet their obligations may be affected by New York's political, social, economic, and/or regional developments.

         Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
BNY Hamilton Funds, Inc.

    We have audited the accompanying statements of assets and liabilities of the Intermediate Tax-Exempt Fund, Intermediate New York Tax-Exempt Fund, Intermediate Government Fund, Intermediate Investment Grade Fund, High Yield Fund and U.S. Bond Market Index Fund (six of the portfolios constituting BNY Hamilton Funds, Inc.) (the "Funds"), including the portfolios of investments, as of December 31, 2004 and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of December 31, 2004 and confirmation of securities not held by the custodian by correspondence with others. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above at December 31, 2004, and the results of their operations for and the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.


                                          /s/ Ernst & Young LLP
New York, New York
February 22, 2005

Directors and Officers (Unaudited)
The directors and executive officers of BNY Hamilton Funds and their principal occupations during the past five years are:

                                                Principal Occupations
     Director          Position                 During Past Five Years
     --------          --------                 ----------------------
Edward L. Gardner.. Director and    Chairman of the Board, President and Chief
  Age 70            Chairman of the Executive Officer, Industrial Solvents
                    Board           Corporation, 1981 to Present; Chairman of the
                                    Board, President and Chief Executive Officer,
                                    Industrial Petro-Chemicals, Inc., 1981 to
                                    Present.

James E. Quinn..... Director        President, Tiffany & Co., 2003 to Present;
  Age 53                            Member, Board of Directors, Tiffany & Co.,
                                    1995 to Present; Vice Chairman, Tiffany &
                                    Co., 1999 to Present; Executive Vice President,
                                    Tiffany & Co., 1992 to 1999.

Karen Osar......... Director        Senior Vice President and Chief Financial
  Age 55                            Officer, Crompton Corp., 2004 to Present;
                                    Senior Vice President and Chief Financial
                                    Officer, Westvaco Corp., 1999 to 2003.

Kim Kelly.......... Director        Chief Executive Officer, Arroyo Video, 2004 to
  Age 48                            Present; Executive Vice President and Chief
                                    Financial Officer, Insight Communication,
                                    1990 to 2003; Chief Operating Officer, Insight
                                    Communications, 1998 to 2003.

John R. Alchin..... Director        Executive Vice President, Co-Chief Financial
  Age 56                            Officer and Treasurer, Comcast Corporation,
                                    1990 to Present.

Newton P.S. Merrill Director        Retired; formally Senior Executive Vice
  Age 64                            President, The Bank of New York, 1994 to
                                    2003.

                                                       Principal Occupations
     Director+             Position                    During Past Five Years
     ---------             --------                    ----------------------
Kevin J. Bannon..... President and        Executive Vice President, The Bank of New
  Age 52             Principal Executive  York, 1993 to Present.
                     Officer

Michael A. Grunewald Vice President       Manager, Client Services, BISYS Fund Services,
  Age 34                                  Inc., 1993 to Present.

Guy Nordahl......... Treasurer and        Vice President, BNY Asset Management
  Age 39             Principal Accounting Product Management, 1999 to Present.
                     Officer              Treasurer and Principal Financial Officer of the
                                          BNY Hamilton Funds, 2002 to 2003.

Kim R. Smallman..... Secretary            Counsel, Legal Services, BISYS Fund Services,
  Age 33                                  Inc., 2002 to Present; Attorney, Goodwin
                                          Procter LLP, 2000 to 2002.

Alaina V. Metz...... Assistant Secretary  Chief Administrator, Administration Services
  Age 37                                  of BISYS Fund Services, Inc., 1995 to Present.


--------
+Sheila McKinney was Vice President of Mutual Funds Administration and
 Treasurer and Principal Accounting Officer from August 2003 to December 2004.

The Funds' Statement of Additional Information contains additional information about the Directors and Officers and is available, without charge, upon request, by calling (800) 426-9363.

Investment Advisor
The Bank of New York

Administrator and Distributor
BNY Hamilton Distributors, Inc.

Sub-Administrator
The Bank of New York

Transfer Agent
BISYS Fund Services Ohio, Inc.

Custodian
The Bank of New York

Independent Registered Public Accounting Firm
Ernst & Young LLP

Legal Counsel
Sullivan & Cromwell LLP

See notes to financial statements.

                  BNY Hamilton Distributors, Inc., is the Funds' distributor and is unaffiliated with The Bank of New York, the investment advisor.

                  This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for Taxable Fixed Income Funds, Tax-Exempt Fixed Income Funds or Index Funds.

                  For additional prospectuses which contain more complete information, including charges and expenses, call (800) 426-9363. Please read the prospectus carefully before investing or sending money.

                  You may obtain a description of the Funds' proxy voting policies and procedures, without charge, upon request, by calling BNY Hamilton Distributors, Inc. at (800) 426-9363 or by going to the Securities and Exchange Commission's website at www.sec.gov.

                  Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by calling BNY Hamilton Distributors, Inc. at (800) 426-9363 or accessing the Funds' Form N-PX on the Commission's website at http://www.sec.gov.

                  The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at http://www.sec.gov. The Fund's Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800)-SEC-0330.

                  Investments in the Funds are not deposits, are neither guaranteed by, nor obligations of, The Bank of New York and are not insured by the FDIC or any other governmental agency. Investments in mutual funds involve risks, including the possible loss of principal.

[LOGO] BNY
HAMILTON
FUNDS

ADVISED BY THE BANK OF NEW YORK

90 Park Avenue, 10th Floor
New York, NY 10016

                                                                BNY-AR-FI 12/04

[LOGO] BNY
HAMILTON

                                 ANNUAL REPORT

                               DECEMBER 31, 2004

[LOGO] BNY
HAMILTON
FUNDS

ADVISED BY THE BANK OF NEW YORK


   LARGE CAP GROWTH FUND

   LARGE CAP VALUE FUND

   SMALL CAP GROWTH FUND

   MULTI-CAP EQUITY FUND

   EQUITY INCOME FUND

   INTERNATIONAL EQUITY FUND

   S&P 500 INDEX FUND

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for the BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to the BNY Hamilton Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of the BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of the BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.

Investment Advisor's Letter

Dear Shareholder:

We are pleased to provide you with our Annual Report for the BNY Hamilton Funds for the year ended December 31, 2004. This report includes schedules of the investments held in each of the Funds. It also contains interviews with the portfolio managers discussing their Funds' performance over the past year, and the strategies they are pursuing to achieve the Funds' investment objectives. We encourage you to read this report carefully and retain it for your records.

The year 2004 started with a somewhat muted tone to the economy and the financial markets. Persistently weak jobs reports suggested that the economy might be faltering, hurting consumer and investor confidence. At the same time, though, other economic data presented a somewhat more optimistic picture. In the second quarter, employment data turned strongly upward, indicating that the recovery was building enough momentum to be self-sustaining. Market response was restrained, however, as the improvement on the jobs front sparked concerns about rising interest rates and possible inflation.

The Federal Reserve responded to the signs of economic improvement by raising the federal funds target rate at the end of June, increasing this rate by one-fourth of a percentage point. Two additional rate hikes, each of one-quarter point, followed in the third quarter. During that period, equity markets remained in a narrow trading range, with reasonably positive economic data keeping markets from turning lower, while uncertainty about the outcome of the Presidential election and the situation in Iraq kept sentiment from moving higher.

The fourth quarter, however, saw a strong resurgence in equities, with virtually all of the year's gains coming in the last months of the year. The Republican victory in the Presidential election, along with the contest's clear resolution, helped the stock market close out the year on a positive note. Business spending, which started to re-emerge in the third quarter, picked up some steam in the fourth. The Federal Reserve raised rates two more times, bringing the federal funds target rate to 2.25% by year-end.

For the year, the S&P 500(R) Index of large-capitalization U.S. stocks returned 10.87%. Small-capitalization stocks continued a trend, outperforming their large-cap counterparts. The Russell 2000 Index of small-cap stocks posted a total return of 18.33% for the year.

Global equity markets encountered numerous challenges over the period. They faced many of the same concerns as the U.S.-uncertainty in the Middle East, questions about the strength of the global economic recovery, and the potential for rising interest rates and inflation. There were even questions about the durability of China's economic resurgence. The twin deficits facing the U.S.-in the federal budget and foreign trade-weighed heavily on the U.S. dollar relative to major foreign currencies. While the dollar had leveled off earlier in the year following two years of weakness, during the second half the dollar again lost value against the Euro, British Pound, and Japanese Yen. This situation benefited U.S. companies exporting goods into foreign markets, as it made those goods cheaper for buyers overseas. But it increasingly raised questions about the dollar's future as the preeminent global currency. For the year, the MSCI EAFE (Morgan Stanley Capital International Europe, Australasia and Far East) Index of non-U.S. developed nation stocks returned 20.70%.

News in the fixed-income arena was, understandably, dominated by the Federal Reserve's series of increases in the federal funds target rate. From the first hike at the end of June through the end of the year, the target rate rose from 1.00% to 2.25%. Each of the five increases that took place was well-telegraphed to the market, which, along with the measured pace of the Federal Reserve's actions, helped to limit market disruption. Increases at the short end of the yield curve were not, however, matched at the long end. In fact, over the year, longer-maturity yields fell slightly, while those in the 10-year range were essentially unchanged. The predictable result was a flattening of the yield curve, as the gap between yields on short- and long-maturity issues narrowed.

Over the year, Treasury securities underperformed all of the major "spread" sectors-including corporate, mortgage-backed, asset-backed, and agency securities. In the low interest-rate environment that prevailed during the year-despite the Federal Reserve's rate hikes-investors sought out higher-yielding alternatives. This trend was reflected in the fact that, among corporate bonds, lower-rated issues outperformed higher-quality ones. Low default rates and an encouraging level of credit upgrades-the result in large part of strong earnings reports-lent further support to lower-rated corporates. Mortgage-backed bonds started the year strong, but by year-end fell behind corporate securities.

Our view is that investors may be focusing too much attention on risks in the outlook and, as a result, may be overlooking some of the opportunities current conditions present. We believe this situation has pushed stock valuations (as measured by price/earnings) and bond yields to levels below what we believe fundamentals justify. Equities have been able to break out of the trading range they were mired in for much of the year, thanks to strong earnings and improving business conditions. But bond prices still appear to reflect significant fear that growth may falter. Our sense is that confidence levels among investors generally remain low, largely because progress during this economic recovery has been uneven. We nonetheless believe that evidence is building that economic fundamentals are on a general uptrend.

To keep growth moving forward on a self-sustaining basis, strong job creation will be essential. And we are optimistic that the economy will be able to create jobs at a sufficiently healthy pace. Corporate earnings are at record levels, company balance sheets are in their strongest position in many years, and surveys indicate that businesses intend to increase their hiring. It appears that real GDP growth is beginning to exceed productivity gains; at that point, companies must increase their payrolls in order to keep up with increasing demand. We are also encouraged by recent reports indicating that small- and mid-size businesses-the engine of job creation in this country-are optimistic about their prospects for future growth.

The months ahead are almost certain to bring significant change. Much of this change, we are hopeful, will be positive; elections in Iraq were more successful than anticipated, and there is also movement toward greater democracy elsewhere in the world. Much work remains to be done to attain peace in the Middle East, but new, significant steps toward that goal are being taken. And on the home front, while partisan politics continue to present challenges, we are seeing initiatives from the White House and Congress to reduce the budget deficit. Of course, it isn't possible to predict the course of events in the year to come. But what is certain is that the guiding philosophy underlying the ongoing management of the BNY Hamilton Funds will remain constant. We maintain a disciplined approach to investing that seeks to identify and capitalize on the long-term trends that present the most attractive investment opportunities. By providing a broad array of well-diversified Funds, each managed with a consistent approach to meet its stated objective, the BNY Hamilton Funds are designed to provide you with the ability to create sound investment strategies to help you reach your important financial goals.

Thank you for the confidence you are placing in us.

Sincerely,
      /s/ Kevin J. Bannon
Kevin J. Bannon
Executive Vice President and
Chief Investment Officer
The Bank of New York

         Table  of  Contents

Questions & Answers................... Page  4

Fees and Expenses.....................      24

Portfolio Summaries...................      27

BNY Hamilton Large Cap Growth Fund
  Schedule of Investments.............      34
  Statement of Assets and Liabilities.      37
  Statement of Operations.............      37
  Statements of Changes in Net Assets.      38
  Financial Highlights................      39

BNY Hamilton Large Cap Value Fund
  Schedule of Investments.............      41
  Statement of Assets and Liabilities.      43
  Statement of Operations.............      43
  Statements of Changes in Net Assets.      44
  Financial Highlights................      45

BNY Hamilton Small Cap Growth Fund
  Schedule of Investments.............      47
  Statement of Assets and Liabilities.      51
  Statement of Operations.............      51
  Statements of Changes in Net Assets.      52
  Financial Highlights................      53

BNY Hamilton Multi-Cap Equity Fund
  Schedule of Investments.............      55
  Statement of Assets and Liabilities.      57
  Statement of Operations.............      57
  Statements of Changes in Net Assets.      58
  Financial Highlights................      59

BNY Hamilton Equity Income Fund
  Schedule of Investments............. Page  60
  Statement of Assets and Liabilities.       63
  Statement of Operations.............       63
  Statements of Changes in Net Assets.       64
  Financial Highlights................       65

BNY Hamilton International Equity Fund
  Schedule of Investments.............       68
  Industry Diversification............       74
  Statement of Assets and Liabilities.       75
  Statement of Operations.............       75
  Statements of Changes in Net Assets.       76
  Financial Highlights................       77

BNY Hamilton S&P 500 Index Fund
  Schedule of Investments.............       79
  Statement of Assets and Liabilities.       91
  Statement of Operations.............       91
  Statements of Changes in Net Assets.       92
  Financial Highlights................       93

Notes to Financial Statements.........       95

Report Of Independent Registered
 Public Accounting Firm...............      106

Directors and Officers................      107

BNY Hamilton Large Cap Growth Fund


 Investment Consideration--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

An Interview with C. Lennis Koontz, II, Managing Director and Portfolio Manager

Q: What factors influenced the investment environment for large-cap stocks during 2004?
A: After trading within a narrow band for much of the year and reaching lows in August, the U.S. equity markets, as represented by the S&P 500(R) Index, began a rally that gained strength in the fourth quarter of the year. Among the factors buoying equity investors were a break in the rise of energy prices, the quick resolution of the Presidential election (with a result that was generally perceived as positive for business), and sustained improvement in job figures. Virtually all of the year's net gains were achieved in the year's fourth quarter.

   Earnings reports continued to be favorable, and inflation remained under control. While the Federal Reserve's policy of raising short-term interest rates had a potentially negative impact on the markets, on the whole they were widely anticipated and thus had little disruptive impact. The growth investment style lagged behind value, and large-capitalization stocks underperformed small- and mid-caps.

Q: Given this context, how did the Fund perform?
A: The Fund returned 3.63% for Institutional Class Shares and 3.31% for Class A
   Shares for the twelve months ended December 31, 2004. For the same period, the S&P 500(R) Index returned 10.87%.

Q: What factors accounted for the Fund's performance?
A: The largest detractor to the Fund's performance this year was Health Care
   (particularly Pharmaceutical holding Pfizer), followed by Financials, specifically some insurance holdings. Among the sectors making the strongest positive contribution to performance were Materials, Consumer Discretionary and Telecommunications. The Fund's strong-performing stocks included Monsanto from Materials, and EMC Corp. and Scientific Atlanta from Information Technology.

Q: How did the portfolio's composition change during the period?
A: As we sought to shift the Fund's emphasis more strongly toward growth, turnover in the portfolio was greater than normal. We began a measured restructuring of holdings and sector concentrations in the year's fourth quarter. As part of this change, we reduced the Fund's exposure to Energy, Materials, Industrials, Consumer Staples, and Financials. We increased the Fund's weighting in Technology, Health Care, and Consumer Discretionary stocks.

   Portfolio composition is subject to change.

Q: What is your strategic outlook for the year ahead?
A: We expect 2005 to be another year of decent, but not spectacular, returns for equity investors. In past periods of weakness in the U.S. dollar, U.S. stocks have performed well given moderate growth and inflation. In this environment, dividends may become more important as a component of equity return than they have been in the recent past.

   We look to large-cap stocks to outperform small caps in the year ahead. Small-cap valuations are no longer cheap relative to those of large-cap stocks, and are even trending toward expensive. In addition, the weaker

   U.S. dollar should give large caps an edge in earnings growth--given that they are more likely to be exporters of goods abroad as well as having larger operations outside the U.S.--and many large caps also provide investors with some dividend income.

                  Institutional Shares             Class A Shares
               --------------------------- -------------------------------
                Cumulative  Average Annual Cumulative Total Average Annual
       Period  Total Return  Total Return       Return       Total Return
       ------  ------------ -------------- ---------------- --------------
      1 Year..     3.63%         3.63%           3.31%           3.31%
      5 Years.   -27.61%        -6.26%         -28.42%          -6.47%
      10 Years   163.47%        10.17%         158.84%           9.98%

Returns for BNY Hamilton Funds are after fees.

                                    [CHART]
                 Large Cap
                Growth Fund     S&P 500(R)  Index
12/31/94          10,000              10,000
12/31/95          13,170              13,749
12/31/96          16,353              16,921
12/31/97          21,458              22,545
12/31/98          26,541              29,027
12/31/99          36,394              35,116
12/31/2000        35,671              31,911
12/31/2001        26,936              28,116
12/31/2002        20,670              21,897
12/31/2003        25,423              28,178
12/31/2004        26,347              31,241

This chart represents historical performance of a hypothetical investment of $10,000 in the Large Cap Growth Fund from 12/31/94 to 12/31/04.

TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.BNYHAMILTON.COM. The quoted performance includes performance of common and collective trust fund ("Commingled") accounts advised by The Bank of New York dating back to 12/31/86 and prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The Advisor had agreed to assume a portion of the expenses for this Fund until April 1, 1999. Had expenses not been assumed, the cumulative total return and the average annual total return for the 10 year period would have been lower.

The S&P 500/(R)/ Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in an index.

BNY Hamilton Large Cap Value Fund


 Investment Consideration--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

An Interview with William McClean and George Baker, Managing Directors and Co-Portfolio Managers

Q: What factors influenced the investment environment for large-cap value stocks during 2004?
A: Over the year, solid economic growth helped to strengthen corporate balance sheets. As a result, capital spending began to increase, which benefited industrial and material stocks. Energy-related stocks benefited from higher prices for oil and natural gas. Consumer spending remained at robust levels, while inflation remained in check thanks both to productivity gains and to deliberate, measured action from the Federal Reserve.

   Although smaller-company stocks outperformed large caps in this environment, on the whole large-company stocks were also able to post attractive returns. Value stocks generally outperformed their growth-oriented counterparts.

Q: Given this context, how did the Fund perform?
A: The Fund returned 9.21% for Institutional Shares and 9.22% for Class A
   Shares for the year ended December 31, 2004. For the same period, the broad-based S&P 500(R) Index returned 10.87%.

Q: What factors accounted for the Fund's performance?
A: The Fund's modest underperformance is tied to its sector allocations and to individual stock selections. We chose to underweight the portfolio in Consumer Discretionary and Telecom stocks; this posture hurt our performance as those stocks offered strong performance during the year. Holdings in the Health Care sector were disappointing, primarily because new studies identified severe potential side effects among several well-known drugs, causing those products to be pulled from the market.

Q: Which stocks performed well for the Fund?
A: Many of the Fund's best-performing holdings for 2004 came from energy-related industries, including Williams Companies, GulfMark Offshore, Grant Prideco, and Encana. These companies all benefited from higher interest in oil and gas exploration and development, the result of concerns about tight supply relative to demand. Construction-products supplier Florida Rock was also among the Fund's top performers for the year.

Q: How did the portfolio's composition change over the period?
A: We increased the Fund's allocation to the Utilities sector, raising that position to an overweighting relative to our benchmark. We found this group attractive because of above-average dividend yields, and falling reserve margins in power generation. Also, these companies are generally under-owned by U.S. mutual funds, and they are in the midst of a little-noticed consolidation trend. As they gain greater notice from institutional investors, we believe these stocks could experience significant appreciation.

   Even though stocks in the Industrial/Capital Equipment sector have already appreciated sharply, we increased our overweighting in that area. Earnings in general have exceeded forecasts in 2004.

   Portfolio composition is subject to change.

Q: What is your strategic outlook for 2005?
A: We believe the economic backdrop may be quite favorable to large-cap stocks in the coming year. In our assessment, corporate profits could rise by about 8% in 2005, which would bring them to a new record. At this point, the S&P 500 is selling at 16.8 times forward earnings, a moderate level that leaves significant room for appreciation should strong earnings emerge.

   We expect dividend growth to remain favorable, as corporate liquidity stays strong. While it is not possible to predict returns for the coming year, we believe that conditions at this point indicate the potential for solid total returns for large-cap stocks in 2005.

                                       Institutional Shares           Class A Shares
                                    --------------------------- ---------------------------
                                     Cumulative  Average Annual  Cumulative  Average Annual
             Period                 Total Return  Total Return  Total Return  Total Return
             ------                 ------------ -------------- ------------ --------------
1 Year.............................     9.21%        9.21%          9.22%        9.22%
3 Year.............................    24.67%        7.63%            N/A          N/A
Since Inception....................    13.98%        2.84%         22.06%        8.01%
  4/28/00 -- Institutional Shares
  5/31/02 -- Class A Shares

Returns for BNY Hamilton Funds are after fees.

                                    [CHART]

         Large Cap Value Fund       S&P 500(R) Index
4/28/2000         10,000               10,000
6/30/2000         9,679                10,036
9/30/2000         9,937                9,940
12/31/2000        9,817                9,160
3/31/2001         9,371                8,075
6/30/2001         9,600                8,547
9/30/2001         8,012                7,292
12/31/2001        9,143                8,071
3/31/2002         9,708                8,094
6/30/2002         8,875                7,009
9/30/2002         7,438                5,797
12/31/2002        8,108                6,286
3/31/2003         7,972                6,088
6/30/2003         9,041                7,025
9/30/2003         9,203                7,210
12/31/2003        10,437               8,089
3/31/2004         10,540               8,226
6/30/2004         10,694               8,367
9/30/2004         10,573               8,210
12/31/2003        11,398               8,968

This chart represents historical performance of a hypothetical investment of $10,000 in the Large Cap Value Fund from 4/28/00 to 12/31/04.

TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.BNYHAMILTON.COM. The Advisor has voluntarily agreed to limit the expenses of the Fund to 0.80% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 0.80% of its average daily net assets. Management is committed to maintain fee waiver/expense reimbursements which are currently in effect until April, 2007. Prior to July 1, 2004, Management reserved the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the cumulative total return and the average annual return would have been lower. Inception date for this Fund is April 28, 2000.

The S&P 500/(R)/ Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in an index.

BNY HAMILTON SMALL CAP GROWTH FUND


 Investment Considerations--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

 Small-capitalization funds typically carry additional risks, since smaller companies historically have experienced a greater degree of market volatility.

An Interview with John Lui, Managing Director and Portfolio Manager

Q: What factors influenced the investment environment for small-cap stocks during 2004?
A: For most of the first three quarters of the year, the tone of the economy and the equity markets was muted. First, disappointing employment reports created doubts that the economic recovery would be sustained. Then, as jobs data become more encouraging, fears about inflation and rising interest rates caused investors to remain cautious. For most of the first nine months of the year, the markets traded in a narrow range, though there were periods of short-term volatility during that time.

   In the year's fourth quarter, however, investor confidence firmed, and the markets enjoyed a period of strong performance. In addition to encouraging employment reports, continued low inflation helped to ease investors' previous concerns. Another positive factor was the quick resolution to the November Presidential election--with a result generally perceived as positive for business. Nonetheless, the fourth quarter was frustrating for active small-cap growth investors, as stock selection played an enormous role in performance. Almost one-third of the performance of the Russell 2000 Growth Index came from just under 3% of the stocks in the benchmark.

   For the year, small-company stocks outperformed mid- and large-cap stocks. Across all market capitalizations, value-style equities generally did better than growth-oriented stocks.

Q: Given this context, how did the Fund perform?
A: For the twelve months ended December 31, 2004, the Fund returned 5.59% for Institutional Class Shares and 5.59% for Class A Shares, versus an 18.33% return for the Russell 2000 Index over the same period.

Q: What factors accounted for the Fund's performance during the period?
A: During the period, we favored Consumer stocks, one of the three key sectors of growth along with Technology and Health Care. We believe this area offers high-quality companies with established brands and franchises that can build long-term growth. Unfortunately, the market environment generally favored lower-quality companies, even though that wasn't always apparent to investors.

   Many of the stronger performers during this period were old, leveraged industrial companies, in such fields as paper, basic materials, and industrials. These companies don't necessarily have strong balance sheets, because they have large amounts of fixed assets and many are currently using only a small portion of their capacity. However, these types of companies can experience rapid upturns in profitability as the economy improves because they are often able to use their excess capacity to distribute those fixed costs over a greater level of production. We do have some exposure to these companies, because of the growth they can experience in times of economic recovery, but over the long term their growth potential may be limited. We prefer to focus on companies that have greater capacity to continue to grow over the long term and through an economic cycle.

Q: How did the portfolio's composition change over the period?
A: We did not make any significant structural changes to the portfolio over the year. Our trading activity reflected some profit-taking in Industrial holdings, as well as identification and addition of companies meeting our criteria for high-quality growth.

   Portfolio composition is subject to change.

Q: What is your strategic outlook going forward?
A: Our outlook for small-company growth stocks remains positive. As stock investors, not traders, we are committed to holding those stocks we believe are ready to benefit from the continuation of the economic recovery we anticipate. We remain committed to investing in high-quality stocks with superior relative earnings strength--an approach we believe can produce outperformance over the course of a full market cycle.

                    Institutional Shares           Class A Shares
                 --------------------------- ---------------------------
                  Cumulative  Average Annual  Cumulative  Average Annual
         Period  Total Return  Total Return  Total Return  Total Return
         ------  ------------ -------------- ------------ --------------
        1 Year..     5.59%         5.59%         5.59%         5.59%
        5 Years.    -1.38%        -0.28%        -1.81%        -0.36%
        10 Years   260.73%        13.69%       257.59%        13.59%

Returns for BNY Hamilton Funds are after fees.

                                    [CHART]
                 Small Cap
                Growth Fund    Russell 2000 Index
12/31/94          10,000           10,000
12/31/95          12,092           12,844
12/31/96          15,716           14,963
12/31/97          17,191           18,308
12/31/98          18,548           17,842
12/31/99          36,580           21,635
12/31/2000        36,065           20,979
12/31/2001        31,849           21,501
12/31/2002        24,805           17,097
12/31/2003        34,164           25,175
12/31/2004        36,073           29,791

This chart represents historical performance of a hypothetical investment of $10,000 in the Small Cap Growth Fund from 12/31/94 to 12/31/04.

TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.BNYHAMILTON.COM. The quoted performance includes performance of common and collective trust fund ("Commingled") accounts advised by The Bank of New York dating back to 12/31/90 and prior to the Fund's commencement of operations on 4/1/97, as adjusted to reflect the expenses associated with mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The Advisor had agreed to assume a portion of the expenses for this Fund until April 1, 1999. Had expenses not been assumed, the cumulative total return and the average annual total return for the 10 year period would have been lower.

The Russell 2000 Index is an unmanaged index, generally representative of the broad U.S. market of small-capitalization stocks. An investor cannot invest directly in an index.

BNY Hamilton Multi-Cap Equity Fund


 Investment Consideration--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

An Interview with Edward B. White, CFA, Managing Director and Portfolio Manager

Q: What factors influenced the investment environment for stocks during 2004?
A: For most of the year, stock prices moved in a narrow band. Positive forces on equity valuations included rapidly increasing profits and interest rates that remained at very low levels. Negative impact came from weak employment reports, worries about Iraq, the weak U.S. dollar, and other factors that took their toll on investor confidence. In addition, the campaign leading up to the Presidential election heightened the differences in opinion on how to deal with these problems, further contributing to investor confusion.

   The Federal Reserve started to raise short-term interest rates at the end of June, and continued to do so through the remainder of the year. The target rate reached 2.25% (up from 1.00%) by year-end.

   The clear resolution of the November election-a contrast to the drawn-out uncertainty experienced four years earlier-helped to clear the way for the markets to stage an upward surge that continued through the end of the year. For the year, small- and mid-cap stocks outperformed large-company stocks. Also, stocks with value characteristics did better than their growth-oriented rivals.

Q: Given this context, how did the Fund perform?
A: The Fund returned 11.72% for Class A Shares for the twelve months ended
   December 31, 2004. For the same period, the S&P 500(R) Index returned 10.87%.

Q: What factors accounted for the Fund's performance during the year?
A: The Fund's investment in smaller-capitalization stocks played an important role in its outperformance for the year. Careful individual stock selection was another factor in our strong returns relative to the benchmark. Also, low portfolio turnover-a tenet of this Fund's management-remained a key strategy and made a positive contribution to our net returns.

Q: Which of the Fund's holdings were the best performers?
A: The stocks that performed best in the portfolio for the year came from a wide range of industries. They included Aetna from Insurance, Questar from Utilities, and AES Corp. from Utilities.

Q: What changes did you make to the Fund's composition this year?
A: While 2004 was a tumultuous year, rife with political, economic and sociological change, our long-term view of the businesses we currently own remained unchanged. Given this outlook, as well as our low turnover strategy, there were only minor changes to the Fund's composition over the year. The new names in the portfolio, of which there were few, tended to be larger in market capitalization than the current portfolio average. As a result, the Fund's weighted average market capitalization rose to $61 billion, up from $49 billion one year earlier. The percentage of assets allocated to small-capitalization stocks fell to 14% from 25% over the year; this reflected not only the addition of larger-cap names, but also market appreciation that pushed a number of our holdings into mid-cap territory.

   Portfolio composition is subject to change.

Q: What is your strategic outlook for the year ahead?
A: We expect 2005 to be a somewhat difficult year. Despite some encouraging developments, uncertainties still abound in Iraq and throughout the troubled Middle East. In additional to geopolitical turmoil, there are the usual protectionist forces at work to muddle international trade. On the home front, the declining value of the U.S. dollar may inhibit orderly growth, and employment gains continue to be uneven. Given these conditions, we believe that profit growth will almost certainly slow. While the situation does not rule out the potential for modest equity gains in the coming year, achieving such returns will demand careful stock selection.

                                     Class A Shares
                               ---------------------------
                                Cumulative  Average Annual
                       Period  Total Return  Total Return
                       ------  ------------ --------------
                      1 Year..    11.72%        11.72%
                      5 Years.    -3.49%        -0.71%
                      10 Years   204.05%        11.76%

Returns for BNY Hamilton Funds are after fees.

                                    [CHART]

                  Multi Cap Equity Fund     S&P 500(R)  Index
12/31/94                10,000                 10,000
12/31/95                14,013                 13,749
12/31/96                16,246                 16,921
12/31/97                20,392                 22,545
12/31/98                23,997                 29,027
12/31/99                31,504                 35,116
12/31/2000              35,538                 31,911
12/31/2001              28,567                 28,116
12/31/2002              28,567                 21,897
12/31/2003              27,216                 28,178
12/31/2004              30,405                 31,241

This chart represents historical performance of a hypothetical investment of $10,000 in the Multi-Cap Equity Fund from 12/31/94 to 12/31/04.

TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.BNYHAMILTON.COM. The quoted performance of the Fund reflects the performance of the immediate predecessor of the Fund, the GW&K Equity Fund, a series of the Gannett Welsh and Kotler Funds, L.P. (the "Partnership"), for periods prior to December 10, 1996, when the Partnership was reorganized as an investment company. The Partnership was not registered with the Securities and Exchange Commission and, therefore, was not subject to the investment restrictions imposed by law on registered mutual funds. If the Partnership had been registered, the Partnership's performance may have been adversely affected.

The S&P 500 Index/(R)/ is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in an index.

BNY Hamilton Equity Income Fund


 Investment Consideration--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

An Interview with Irene O'Neill, Vice President and Portfolio Manager

Q: What factors influenced the investment environment for equity income funds during 2004?
A: By most measures, 2004 was a good year for the U.S. economy. After three years of employment losses, the job market improved, the pace of wage growth picked up, and consumers increased their spending. Corporate America enjoyed strong demand for its products and services. Operating margins expanded as companies reaped the benefits of earlier cost-cutting and productivity gains. All of these factors drove strong growth in corporate earnings.

   Once the U.S. economy was on steadier footing, concern grew that unusually low short-term interest rates would fuel inflation. Commodity prices rose sharply with surging global demand and fear that supplies were inadequate. Measures of core consumer-price inflation that had been subdued for some time began to climb. As a result, in late June the Federal Reserve began a series of interest rate hikes by raising the fed funds target rate by one fourth of a percentage point. This move was followed by four more through the end of the year. All of these rate increases were telegraphed ahead of time, and thus caused little disruption in the equity and fixed-income markets. Despite the increases in short-term interest rates, the yield on ten-year U.S. Treasurys finished the year at 4.22%, down from 4.25% at the end of 2003.

   Despite the positive economic environment, the equity markets traded within a narrow range for the first ten months of the year. Several factors contributed to this lackluster performance. Oil prices were volatile, rising from $30 a barrel in January to a peak of over $55 in mid-October. Concerns grew about the sustainability of consumer spending and global economic growth. Price/earnings ratios for stocks contracted on concern about a potential deceleration in corporate profit growth. The U.S. Presidential race was tight, leading to speculation that there might not be a clear winner.

   Late in October, as the concerns that had dogged the market for much of the year began to lift, the market rallied, posting nearly all of its gains in the last two months of 2004. The clear election victory for President Bush accelerated the trend. For the year overall, small- and mid-cap stocks outperformed large caps, particularly the largest companies in the market. Value stocks generated higher returns than growth stocks.

Q: Given this context, how did the Fund perform?
A: The Fund returned 9.35% for Institutional Class Shares and 9.11% for Class A
   Shares for the twelve months ended December 31, 2004. This compared with a 10.87% return for the broad-based S&P 500(R) Index over the same period. Class C Shares/ /returned 6.05% since inception (June 9, 2004) vs. 9.27% for the S&P 500(R) Index over the same period.

Q: What factors accounted for the Fund's performance during the period?
A: For the year, the Utilities, Energy, and Materials sectors provided the greatest contribution to Fund performance. The Utilities sector performed well, as companies experienced higher operating profits from their power generation and electricity distribution segments. Rising commodity prices sparked positive earnings revisions in the Energy and Materials sectors, and this led those stocks higher.

   On the negative side, our Consumer Discretionary and Staples holdings underperformed the overall market. High energy prices weakened consumer confidence and tempered the pace of consumer spending. Consumer Staples stocks lagged when it became apparent that several companies would have difficulty meeting their earnings growth targets.

   We used covered calls to help mitigate the impact of market volatility; they served that purpose, while also contributing positively to the Fund's return.

Q: What stocks performed well for the Fund?
A: Technology issues, such as Motorola, EMC Corp. and Xerox convertible preferred, contributed positively to the Fund's performance. New product introductions drove higher demand and allowed these companies to regain market share in their industries. Boston Properties rose strongly as demand for high-quality office space boosted cash flow for this real estate investment trust.

   In the Energy sector, ExxonMobil and Schlumberger were positive contributors to the Fund's performance. Higher oil and natural gas prices lifted ExxonMobil's earnings and its stock price. Rising energy prices also stimulated demand for Schlumberger's oil field services.

   News related to mergers and acquisitions triggered strong performance in four of our stocks: Wellpoint (formerly Anthem) in Health Care, The Rouse Company in Real Estate, Sprint Corp. in Telecommunications, and Exelon Corp. in Energy. Anthem merged with Wellpoint to form one of the largest managed-care companies in the U.S. In the consolidating regional mall industry, The Rouse Company was acquired by General Growth Properties. Recovery in the wireless telecom industry and the announced merger between Sprint Corp. and cellular phone service provider Nextel propelled Sprint's stock upward. Exelon stock rose on the news of its planned acquisition of Public Service Enterprise Group, as well as from substantially higher dividends funded by greater earnings from operations.

Q: How did the portfolio's composition change over the period?
A: As interest rates inched higher, we reduced positions in sectors of the market that could be negatively affected by rising rates, such as Financials, Utilities, and Consumer Discretionary stocks. Also, as higher commodity prices were reflected in rising valuations for Energy stocks, we trimmed our holdings in that sector.

   With the economic environment continuing to improve, we redeployed assets into sectors that were positioned to benefit from that environment. In particular, we added new positions in the Industrials, Materials, and Information Technology sectors. During 2004, many companies focused their spending on efforts to help them comply with Sarbanes-Oxley reporting standards, and deferred spending on productivity-enhancing projects. In 2005, we expect to see corporations resume capital investment on such projects.

   Portfolio composition is subject to change.

Q: What is your strategic outlook going forward?
A: Economic data, including the pace of job creation, remained favorable as we entered 2005. Energy prices had retreated from their October highs. The Federal Reserve is expected to continue its measured approach to raising short-term interest rates. In this gradually rising interest rate environment, we expect the U.S. economy may be able to expand at a rate in excess of 3%.

   With the maturation of the economic cycle, we anticipate that the rate of corporate earnings growth--which has recently been at double-digit levels--will probably decelerate to a figure closer to its long-term average of 7% to 8%. In this environment, we believe that high-quality, large-capitalization companies offering strong relative earnings and growing dividends should be able to perform well.

   In view of the new investment objective for the Fund, we plan to reduce the weighting in convertible securities and continue reducing the weighting in REITs to focus on common stocks that we believe can provide higher total returns.

                    Institutional Shares           Class A Shares
                 --------------------------- ---------------------------
                  Cumulative  Average Annual  Cumulative  Average Annual
         Period  Total Return  Total Return  Total Return  Total Return
         ------  ------------ -------------- ------------ --------------
        1 Year..     9.35%         9.35%         9.11%         9.11%
        5 Years.    -0.62%        -0.12%        -1.88%        -0.38%
        10 Years   144.29%         9.34%       139.45%         9.12%

Returns for BNY Hamilton Funds are after fees.

                                    [CHART]

                  Equity Income  Fund       S&P 500(R)  Index
12/31/94                10,000               10,000
12/31/95                12,578               13,749
12/31/96                15,041               16,921
12/31/97                18,965               22,545
12/31/98                21,465               29,027
12/31/99                24,581               35,116
12/31/2000              26,194               31,911
12/31/2001              22,313               28,116
12/31/2002              18,285               21,897
12/31/2003              22,339               28,178
12/31/2004              24,429               31,241

This chart represents historical performance of a hypothetical investment of $10,000 in the Equity Income Fund from 12/31/94 to 12/31/04.

TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.BNYHAMILTON.COM. Total return figures are shown at net asset value for all periods. These figures do not consider the effect of the sales load in effect from July 11, 1994 through July 12, 1996. Had the sales load been factored in to the above figures, average annual total return since inception would have been lower. The quoted performance for the Institutional Shares prior to their inception on 4/1/97 is based on the performance of the Fund's Investor Shares, adjusted to reflect fees and expenses. The inception date for the Class A Shares of the Fund was August 10, 1992.

The S&P 500/(R)/ Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in an index.

BNY Hamilton International Equity Fund


 Investment Considerations--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

 International investing involves increased risk and volatility.

An Interview with Lloyd Buchanan and Robert Windsor, Vice Presidents and Co-Portfolio Managers

Q: What factors influenced the investment environment for international stocks during 2004?
A: The weakening of the U.S. dollar versus major international currencies continued to be a dominant factor at play in foreign economies and markets. The European Commission's (EC) latest report suggests that growth in the Euro zone is expected to come in around a very modest 2.1% and 2.0% for 2004 and 2005, respectively. One of the causes the EC cited for this mildly disappointing news was a sharp pullback in net trade, one result of the Euro's strength relative to the dollar. The impact was sufficient to offset one of the fastest build-ups in inventory in the past decade. A maturing trade cycle also helped to slow growth, particularly in the second half of the year.

   Japan appeared to be continuing to resolve its economic difficulties after years of malaise. That country's real economic growth for the year is forecasted to come in at 3.4% to 3.7%. Industrial production increased by 1.5% in November, reversing a decline of 1.3% in October. The nation's most recent unemployment rate came in at 4.5%, reflecting a slight improvement. On the whole, these reports added to the optimism that Japan's economy continues to expand.

   Growth in Japan and China had repercussions elsewhere. Australia-which counts those countries as its two largest trading partners-has seen its own economy benefit from their demand for the commodities the nation exports, including metals, coal, and crude oil. The rekindling economy in Japan and the seemingly unquenchable thirst for commodities in China would appear to make Australia's economy prime for additional growth.

Q: Given this context, how did the Fund perform?
A: The Fund returned 15.85% for Institutional Class Shares and 15.61% for Class
   A shares for the twelve months ended December 31, 2004. For the same period, the MSCI EAFE Index returned 20.70%.

Q: What factors accounted for the Fund's performance during the period?
A: In 2003, the Fund moved to an index-like approach, investing primarily in American Depositary Receipts (ADRs) of international companies, rather than investing directly in equities listed on foreign exchanges. ADRs are securities that represent shares of foreign-based companies, are traded on U.S. exchanges, and can be less expensive to hold than foreign stocks. This move helped to reduce the costs of operating the Fund, which over time should have a positive impact on total returns.

   ADRs generally represent larger, more-established companies-and as in the U.S., such companies underperformed their smaller rivals in 2004. As a result, during the past year securities represented by ADRs underperformed those that are solely listed on foreign exchanges. This had negative impact on returns for the year, though the Fund's performance was within our expected range.

Q: Which of the Fund's holdings were the strongest performers?
A: With our index-like approach, we do not actively seek to overweight or underweight specific countries or sectors. That said, strong performers for the Fund came from the Telecommunications sector. Telecom Italia and France Telecom posted gains of 41.78% and 32.91%, respectively.

Q: How did the portfolio's composition change over the year?
A: The portfolio is maintained to mirror the composition of the MSCI EAFE
   Index. As a result, we do not make active changes to the Fund's composition.

   The MSCI EAFE Index contains about 1,000 stocks, about 400 of which are traded as ADRs. To help replicate the characteristics of the overall EAFE Index, we use a proprietary mathematical formula to select about 200 of the available ADRs that, taken as a whole, will keep the Fund's country exposure and sector allocations in line with the Index's.

   Portfolio composition is subject to change.

Q: What is your strategic outlook going forward?
A: We will continue to work to replicate the investment composition, risk profile, and performance of the MSCI EAFE Index. This approach is designed to offer investors broad international diversification in an efficient, cost-effective format. We thus do not intend to make major, active changes to the portfolio in anticipation of, or response to, market trends.

                       Institutional Shares           Class A Shares
                    --------------------------- ---------------------------
                     Cumulative  Average Annual  Cumulative  Average Annual
        Period      Total Return  Total Return  Total Return  Total Return
        ------      ------------ -------------- ------------ --------------
    1 Year.........    15.85%        15.85%        15.61%        15.61%
    5 Year.........   -29.75%        -6.82%       -30.40%        -6.99%
    Since Inception
      (4/1/97).....    30.18%         3.46%        27.96%         3.23%

Returns for BNY Hamilton Funds are after fees.

                                    [CHART]
                    International
                      Equity Fund      MSCI EAFE Index
4/1/97                  10,000             10,000
6/30/97                 11,330             11,305
12/31/97                10,690             10,361
6/30/98                 12,460             12,027
12/31/98                12,917             12,467
6/30/99                 13,278             12,979
12/31/99                18,530             15,872
6/30/2000               16,226             15,245
12/31/2000              14,085             13,657
6/30/2001               11,921             11,689
12/31/2001              10,535             10,760
6/30/2002                9,994             10,612
12/31/2002               8,316              9,076
6/30/2003                8,969              9,969
12/31/2003              11,237             12,630
6/30/2004               11,555             13,244
12/31/2004              13,018             15,244

This chart represents historical performance of a hypothetical investment of $10,000 in the International Equity Fund from 4/1/97 to 12/31/04.

TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.BNYHAMILTON.COM. The Advisor had agreed to assume a portion of the expenses for this Fund until April 1, 1999. Had expenses not been assumed, total return and the average annual return since inception periods would have been lower. The inception date for the BNY Hamilton International Equity Fund (Institutional Shares) was 4/1/97.

The MSCI EAFE Index is an unmanaged index, generally representative of the equity markets in Europe, Australasia and the Far East. An investor cannot invest directly in an index.

BNY Hamilton S&P 500 Index Fund


 Investment Considerations--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

 The performance of the Fund is expected to be lower than that of the S&P 500/(R)/ Index because of Fund fees and expenses.

An Interview with Kurt Zyla, Vice President and Portfolio Manager

Q: What factors influenced the investment environment for large-cap stocks in
   2004?
A: The equity markets experienced their second straight year of positive returns in 2004. Equities posted modest gains in the first half of the year, but most of the year's returns came in the fourth quarter. The rally started in late October, and continued through the end of the year. The S&P 500(R) Index rose by 9.23% in the fourth quarter, and by 10.87% for the year.

Q: Given this context, how did the Fund perform?
A: The Fund closely tracked the risk and return characteristics of its benchmark, returning 10.46% for Institutional Class Shares and 10.20% for Investor Class Shares for the year ended December 31, 2004. For the year, the S&P 500(R) Index returned 10.87%.

Q: How did the portfolio's composition change over the period?
A: There were 20 additions, and 20 corresponding deletions, to the S&P 500(R)
   Index in the first half of 2004.

     Additions                                Deletions
     ---------                                ---------
     XTO Energy                               PeopleSoft, Inc.
     News Corp.                               Deluxe Corp.
     Compass Bancshares                       Worthington Industries
     Archstone-Smith Trust                    Crane Co.
     Freescale Semiconductor, Inc.            Winn-Dixie
     L-3 Communications Holdings              WellPoint Health Networks
     Laboratory Corp. of America              SouthTrust Corp.
     CIT Group                                AT&T Wireless Services
     Coach, Inc.                              Charter One Financial
     Fisher Scientific                        Thomas & Betts
     Regions Financial Corp. (New)            Regions Financial Corp.
     Sovereign Bancorp                        Union Planters Corp.
     Gilead Sciences                          Bank One Corp.
     Hospira, Inc.                            American Greetings
     Valero Energy                            John Hancock Financial
     Mylan Laboratories                       Sprint PCS
     Affiliated Computer                      Travelers Property Casualty
     E*TRADE Financial Corp.                  Fleet Boston Financial Group
     Caremark Rx                              Tupperware Corp.
     M&T Bank Corp.                           Concord EFS, Inc.

   * Regions Financial Corp. merged with Union Planters Corp. in June; this new, merged entity replaced the old Regions Financial in the Index, and a separate replacement for Union Planters was made

   Portfolio composition is subject to change.

Q: What is your strategic outlook going forward?
A: Consistent with the Fund's mandate, we will continue to follow a passive strategy designed to replicate the investment composition, risk profile, and performance of the S&P 500(R) Index.

                          Institutional Shares            Investor Shares
                       ---------------------------- ---------------------------
                        Cumulative   Average Annual  Cumulative  Average Annual
        Period         Total Return   Total Return  Total Return  Total Return
        ------         ------------  -------------- ------------ --------------
    1 Year............    10.46%         10.46%        10.20%        10.20%
    3 Year............     9.81%          3.17%           N/A           N/A
    Since Inception...   -12.23%         -2.75%        47.73%        17.36%
     4/28/00 -- Institutional Shares
     7/25/02 -- Class A Shares

Returns for BNY Hamilton Funds are after fees.

                                    [CHART]

           S&P 500 Index Fund      S&P 500(R) Index
4/28/2000        10,000                10,000
6/30/2000        10,041                10,036
9/30/2000         9,951                 9,940
12/31/2000        9,128                 9,160
3/31/2001         8,030                 8,075
6/30/2001         8,493                 8,547
9/30/2001         7,241                 7,292
12/31/2001        7,992                 8,071
3/31/2002         8,010                 8,094
6/30/2002         6,924                 7,009
9/30/2002         5,723                 5,797
12/31/2002        6,199                 6,286
3/31/2003         6,003                 6,088
6/30/2003         6,922                 7,025
9/30/2003         7,091                 7,210
12/31/2003        7,946                 8,089
3/31/2004         8,073                 8,226
6/30/2004         8,204                 8,367
9/30/2004         8,052                 8,210
12/31/2004        8,777                 8,968

This chart represents historical performance of a hypothetical investment of $10,000 in the S&P 500 Index Fund from 4/28/00 to 12/31/04.

TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.BNYHAMILTON.COM. The Advisor has agreed to limit the expenses of the Fund to 0.35% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent that total annual operating expenses are greater than 0.35% of its average daily net assets. Management is committed to maintain Fee waiver/expense reimbursements which are currently in effect until April, 2007. Prior to July 1, 2004, Management reserved the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the cumulative total return and the average annual return would have been lower. Inception date for this Fund is April 28, 2000.

The S&P 500/(R)/ Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in an index.

BNY HAMILTON FUNDS


Fees and Expenses (Unaudited)

As a shareholder of the BNY Hamilton Funds, you incur management fees, distribution fees and/or shareholder service fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six months ended December 31, 2004.

Actual Expenses
The first line of each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divide by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on the Portfolios' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolios' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other Funds. To do so, compare the 5% hypothetical example with the hypothetical example that appears in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                         BEGINNING  ENDING      ANNUALIZED
                                          ACCOUNT  ACCOUNT    EXPENSE RATIO     EXPENSES PAID
                                           VALUE    VALUE      BASED ON THE      DURING THE
                                         07/01/04  12/31/04  SIX-MONTH PERIOD SIX-MONTH PERIOD*
BNY HAMILTON LARGE CAP GROWTH
FUND--CLASS A SHARES
Actual                                   $1,000.00 $1,025.82      1.06%             $5.37
Hypothetical (5% return before expenses) $1,000.00 $1,019.83      1.06%             $5.36
-----------------------------------------------------------------------------------------------
BNY HAMILTON LARGE CAP GROWTH
FUND--INSTITUTIONAL SHARES
Actual                                   $1,000.00 $1,027.09      0.78%             $3.97
Hypothetical (5% return before expenses) $1,000.00 $1,021.22      0.78%             $3.96
-----------------------------------------------------------------------------------------------
BNY HAMILTON LARGE CAP VALUE
FUND--CLASS A SHARES
Actual                                   $1,000.00 $1,068.34      1.05%             $5.46
Hypothetical (5% return before expenses) $1,000.00 $1,019.86      1.05%             $5.33
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                         BEGINNING  ENDING      ANNUALIZED
                                          ACCOUNT  ACCOUNT    EXPENSE RATIO     EXPENSES PAID
                                           VALUE    VALUE      BASED ON THE      DURING THE
                                         07/01/04  12/31/04  SIX-MONTH PERIOD SIX-MONTH PERIOD*
BNY HAMILTON LARGE CAP VALUE
FUND--INSTITUTIONAL SHARES
Actual                                   $1,000.00 $1,065.83      0.80%             $4.15
Hypothetical (5% return before expenses) $1,000.00 $1,021.11      0.80%             $4.06
-----------------------------------------------------------------------------------------------
BNY HAMILTON SMALL CAP GROWTH
FUND--CLASS A SHARES
Actual                                   $1,000.00 $1,039.76      1.19%             $6.08
Hypothetical (5% return before expenses) $1,000.00 $1,019.18      1.19%             $6.01
-----------------------------------------------------------------------------------------------
BNY HAMILTON SMALL CAP GROWTH
FUND--INSTITUTIONAL SHARES
Actual                                   $1,000.00 $1,040.57      0.93%             $4.78
Hypothetical (5% return before expenses) $1,000.00 $1,020.46      0.93%             $4.73
-----------------------------------------------------------------------------------------------
BNY HAMILTON MULTI-CAP EQUITY
FUND--CLASS A SHARES
Actual                                   $1,000.00 $1,077.45      1.25%             $6.53
Hypothetical (5% return before expenses) $1,000.00 $1,018.85      1.25%             $6.34
-----------------------------------------------------------------------------------------------
BNY HAMILTON EQUITY INCOME
FUND--CLASS A SHARES
Actual                                   $1,000.00 $1,070.73      1.05%             $5.46
Hypothetical (5% return before expenses) $1,000.00 $1,019.87      1.05%             $5.32
-----------------------------------------------------------------------------------------------
BNY HAMILTON EQUITY INCOME
FUND--CLASS C SHARES
Actual                                   $1,000.00 $1,067.74      1.80%             $9.38
Hypothetical (5% return before expenses) $1,000.00 $1,016.06      1.80%             $9.15
-----------------------------------------------------------------------------------------------
BNY HAMILTON EQUITY INCOME
FUND--INSTITUTIONAL SHARES
Actual                                   $1,000.00 $1,072.05      0.80%             $4.16
Hypothetical (5% return before expenses) $1,000.00 $1,021.12      0.80%             $4.06
-----------------------------------------------------------------------------------------------
BNY HAMILTON INTERNATIONAL EQUITY
FUND--CLASS A SHARES
Actual                                   $1,000.00 $1,126.18      1.26%             $6.74
Hypothetical (5% return before expenses) $1,000.00 $ 1,01.26      1.26%             $6.40
-----------------------------------------------------------------------------------------------
BNY HAMILTON INTERNATIONAL EQUITY
FUND--INSTITUTIONAL SHARES
Actual                                   $1,000.00 $1,126.57      1.01%             $5.40
Hypothetical (5% return before expenses) $1,000.00 $1,020.05      1.01%             $5.13
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                         BEGINNING  ENDING      ANNUALIZED
                                          ACCOUNT  ACCOUNT    EXPENSE RATIO     EXPENSES PAID
                                           VALUE    VALUE      BASED ON THE      DURING THE
                                         07/01/04  12/31/04  SIX-MONTH PERIOD SIX-MONTH PERIOD*
BNY HAMILTON S&P 500 INDEX
FUND--INSTITUTIONAL SHARES
Actual                                   $1,000.00 $1,069.88      0.35%             $1.82
Hypothetical (5% return before expenses) $1,000.00 $1,023.38      0.35%             $1.78
-----------------------------------------------------------------------------------------------
BNY HAMILTON S&P 500 INDEX
FUND--INVESTOR SHARES
Actual                                   $1,000.00 $1,068.48      0.60%             $3.11
Hypothetical (5% return before expenses) $1,000.00 $1,022.13      0.60%             $3.04
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 *Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2004, and divided by the 366 days in the Fund's current fiscal year (to reflect the six-month period). Expense ratios for the most recent fiscal half-year may differ from expense ratios based on the one year data in the financial highlights.

         BNY Hamilton Large Cap Growth Fund

         Portfolio Summaries (Unaudited)

         As of December 31, 2004

                                                         % of
                                                      Net Assets
                                                      ----------
               Aerospace and Defense.................     3.5%
               Agricultural..........................     2.5
               Airlines..............................     2.0
               Automotive............................     1.0
               Banking and Finance...................     0.9
               Beverages.............................     1.7
               Biosciences...........................     2.1
               Chemicals.............................     1.4
               Communication, Media and Entertainment     7.0
               Computers.............................    12.9
               Computer Services.....................     2.5
               Conglomerates.........................     1.5
               Consumer Goods and Services...........     1.3
               Electronic Equipment and Components...    12.8
               Financial Services....................     5.5
               Healthcare............................     7.7
               Hotel and gaming......................     1.9
               Household and Personal Care Products..     4.0
               Human Resources.......................     1.1
               Insurance.............................     1.6
               Oil and Gas...........................     0.5
               Pharmaceuticals.......................     8.6
               Retail Stores.........................     7.7
               Telecommunications....................     3.9
               Transportation........................     2.6
               Money Market Fund.....................     2.0
               Liabilities in excess of other assets.    (0.2)
                                                        -----
               Total.................................   100.0%
                                                        -----

Portfolio composition is subject to change.

         BNY Hamilton Large Cap Value Fund

         As of December 31, 2004


                                                         % of
                                                      Net Assets
                                                      ----------
                Aerospace and Defense................     1.3%
                Aluminum, Steel and Other Metals.....     2.3
                Banking and Finance..................     8.5
                Building and Building Products.......     3.1
                Building Materials...................     1.8
                Chemicals............................     6.7
                Computers............................     4.4
                Conglomerates........................     3.2
                Electronic Equipment and Components..     2.0
                Financial Services...................     8.1
                Healthcare Product and Services......     3.6
                Household and Personal Care Products.     1.8
                Insurance............................     2.7
                Machinery and Engineering............     8.3
                Machinery and Equipment..............     0.6
                Manufacturing........................     4.4
                Oil and Gas..........................     8.2
                Pharmaceuticals......................     3.2
                Retail Stores........................     8.2
                Telecommunications...................     4.1
                Transportation.......................     1.2
                Utilities............................     9.4
                Money Market Fund....................     2.9
                Liabilities in excess of other assets     0.0
                                                        -----
                Total................................   100.0%
                                                        -----

Portfolio composition is subject to change.

         BNY Hamilton Small Cap Growth Fund

         As of December 31, 2004

                                                          % of
                                                       Net Assets
                                                       ----------
               Advertising and Marketing Services.....     0.4%
               Aluminum, Steel and Other Metals.......     0.3
               Bank Holding Companies.................     6.2
               Building and Building Products.........     1.0
               Chemicals..............................     2.4
               Commercial Services....................     2.8
               Communications, Media and Entertainment     1.6
               Computer Services......................     3.3
               Computers..............................     6.7
               Distribution and Wholesale.............     3.0
               Education..............................     1.8
               Electronic Equipment and Components....     9.3
               Energy.................................     0.6
               Entertainment..........................     0.9
               Financial Services.....................     1.4
               Food Wholesaling.......................     2.0
               Forest and Paper Products..............     0.9
               Healthcare.............................    15.2
               Human Resources........................     0.4
               Insurance..............................     1.3
               Investment Management..................     0.9
               Manufacturing..........................     2.1
               Media..................................     1.9
               Oil and Gas............................     0.5
               Oil Field Services and Equipment.......     3.1
               Pharmaceuticals........................     1.7
               Retail Stores..........................    12.8
               Transportation.........................     3.5
               Money Market Fund......................     1.6
               Other assets less liabilities..........    10.4
                                                         -----
               Total..................................   100.0%
                                                         -----

Portfolio composition is subject to change.

         BNY Hamilton Multi-Cap Equity Fund

         As of December 31, 2004


                                                          % of
                                                       Net Assets
                                                       ----------
               Automotive.............................     2.0%
               Banking and Finance....................     6.7
               Beverages, Food and Tobacco............     4.9
               Building and Building Products.........     6.6
               Communications, Media and Entertainment     1.0
               Computer Services......................     0.7
               Computers..............................     4.4
               Conglomerates..........................     2.4
               Education..............................     1.9
               Electronic Equipment and Components....     3.6
               Engineering Services...................     2.4
               Financial Services.....................     8.7
               Healthcare Products and Services.......     6.2
               Insurance..............................     3.1
               Machinery and Engineering..............     2.1
               Manufacturing..........................     4.1
               Oil and Gas............................    10.9
               Pharmaceuticals........................     5.2
               Resorts and Entertainment..............     2.4
               Retail Stores..........................     4.4
               Telecommunications.....................     3.0
               Utilities..............................    10.3
               Money Market Fund......................     3.1
               Liabilities in excess of other assets..    (0.1)
                                                         -----
               Total..................................   100.0%
                                                         -----

Portfolio composition is subject to change.

         BNY Hamilton Equity Income Fund

         As of December 31, 2004

                                                          % of
                                                       Net Assets
                                                       ----------
               Aerospace and Defense..................     2.2%
               Banking and Finance....................     6.0
               Beverages, Food and Tobacco............     3.9
               Biosciences............................     1.2
               Business Equipment Services............     2.0
               Chemicals..............................     4.4
               Commercial Services....................     1.0
               Communications, Media and Entertainment     3.2
               Computers..............................     7.6
               Conglomerates..........................     2.9
               Consumer Goods and Services............     1.0
               Data Processing Systems................     1.0
               Electronic Equipment and Components....     3.3
               Financial Services.....................     5.1
               Healthcare Products and Services.......     9.1
               Household and Personal Care Products...     2.9
               Insurance..............................     5.1
               Machinery and Engineering..............     1.2
               Manufacturing..........................     1.7
               Media..................................     1.1
               Oil and Gas............................     7.0
               Pharmaceuticals........................     4.7
               Real Estate Investment Trusts..........     2.1
               Retail Stores..........................     4.8
               Retail and Wholesale Distribution......     1.0
               Telecommunications.....................     2.8
               Transportation.........................     3.7
               Utilities..............................     3.8
               Waste Management.......................     0.8
               Short-Term Investment..................     3.4
               Liabilities in excess of other assets..     0.0
                                                         -----
               Total..................................   100.0%
                                                         -----

Portfolio composition is subject to change.

         BNY Hamilton International Equity Fund

         As of December 31, 2004


                                                         % of
                                                      Net Assets
                                                      ----------
                Australia............................     5.0%
                Austria..............................     0.4
                Belgium..............................     1.3
                Denmark..............................     0.7
                Finland..............................     1.4
                France...............................     9.3
                Germany..............................     6.9
                Greece...............................     0.5
                Hong Kong............................     1.6
                Ireland..............................     0.9
                Italy................................     4.3
                Japan................................    21.6
                Netherlands..........................     4.7
                New Zealand..........................     0.2
                Norway...............................     0.6
                Portugal.............................     0.3
                Singapore............................     0.8
                Spain................................     4.0
                Sweden...............................     2.5
                Switzerland..........................     6.7
                United Kingdom.......................    24.8
                Exchange Traded Fund.................     1.3
                Money Market Fund....................     1.4
                Liabilities in excess of other assets    (1.2)
                                                        -----
                Total................................   100.0%
                                                        -----

Portfolio composition is subject to change.

         BNY Hamilton S&P 500 Index Fund

         As of December 31, 2004


                                                          % of
                                                       Net Assets
                                                       ----------
               Advertising and Marketing Services.....     0.2%
               Aerospace and Defense..................     1.7
               Agricultural...........................     0.1
               Airlines...............................     0.1
               Aluminum, Steel and Other Metals.......     0.5
               Automotive.............................     1.0
               Banking and Finance....................     8.0
               Beverages, Food and Tobacco............     5.0
               Biosciences............................     1.0
               Building and Building Products.........     1.3
               Business Equipment and Services........     0.4
               Chemicals..............................     1.4
               Communications, Media and Entertainment     3.0
               Computer Services......................     1.7
               Computers..............................     8.5
               Conglomerates..........................     3.5
               Consumer Goods and Services............     0.8
               Containers and Packaging...............     0.1
               Data Processing Systems................     0.7
               Education..............................     0.1
               Electronic Equipment and Components....     3.7
               Financial Services.....................     7.9
               Forest and Paper Products..............     0.4
               Healthcare.............................     6.9
               Homebuilders...........................     0.2
               Hotels and gaming......................     0.5
               Household and Personal Care Products...     2.5
               Human Resources........................      --*
               Insurance..............................     4.3
               Machinery and Engineering..............     0.8
               Manufacturing..........................     2.3
               Mining.................................     0.2
               Networking Products....................     0.7
               Oil and Gas............................     7.1
               Pharmaceuticals........................     4.2
               Publishing.............................     0.3
               Real Estate Investment Trusts..........     0.5
               Resorts and Entertainment..............     0.5
               Retail Stores..........................     6.3
               Retail and Wholesale Distribution......     0.3
               Telecommunications.....................     4.8
               Tire and Rubber........................      --*
               Tools and Instruments..................     0.2
               Transportation.........................     1.6
               Travel Services........................     0.3
               Utilities..............................     2.8
               Waste Management.......................     0.2
               UST Bill...............................     0.2
               Short-Term Investment..................     1.7
               Liabilities in excess of other assets..    (0.5)
                                                         -----
               Total..................................   100.0%
                                                         -----

Portfolio composition is subject to change.

* Amount is less than 0.1%.

         BNY Hamilton Large Cap Growth Fund

         Schedule of Investments

         December 31, 2004


Number of
 Shares                                Value
---------                           -----------
          Common Stocks--98.2%
          Aerospace and Defense--3.5%
  69,100  United Technologies
          Corp..................... $ 7,141,485
  67,880  L-3 Communications
          Holdings, Inc............   4,971,531
                                    -----------
                                     12,113,016
                                    -----------
          Agricultural--2.5%
 155,700  Monsanto Co..............   8,649,135
                                    -----------
          Airlines--2.0%
 294,800  JetBlue Airways Corp.*...   6,845,256
                                    -----------
          Automotive--1.0%
  59,200  Harley-Davidson, Inc.....   3,596,400
                                    -----------
          Banking and Finance--0.9%
  66,900  Fifth Third Bancorp......   3,163,032
                                    -----------
          Beverages--1.7%
 112,000  PepsiCo, Inc.............   5,846,400
                                    -----------
          Biosciences--2.1%
 116,304  Amgen, Inc.*.............   7,460,902
                                    -----------
          Chemicals--1.4%
 112,500  Praxair, Inc.............   4,966,875
                                    -----------
          Communications, Media and
          Entertainment--7.0%
 242,600  Comcast Corp.--Special
          Class A*.................   7,966,984
 286,400  Univision Communications,
          Inc.*....................   8,382,928
 219,900  Viacom Inc, Class B*.....   8,002,161
                                    -----------
                                     24,352,073
                                    -----------
          Computer Services--2.5%
 226,300  Yahoo!, Inc.*............   8,526,984
                                    -----------

Number of
 Shares                                 Value
---------                            -----------
          Common Stocks (Continued)
          Computers--Micro--3.8%
  82,500  Dell Inc.*................ $ 3,476,550
  97,500  International Business
          Machines Corp. (IBM)......   9,611,550
                                     -----------
                                      13,088,100
                                     -----------
          Computers--Software and
          Peripherals--9.1%
 607,520  Cisco Systems, Inc.*......  11,725,136
 104,500  DST Systems, Inc.*........   5,446,540
 620,000  EMC Corp.*................   9,219,400
 116,600  Mercury Interactive
          Corp.*....................   5,311,130
                                     -----------
                                      31,702,206
                                     -----------
          Conglomerates--1.5%
 145,438  General Electric Co.......   5,308,487
                                     -----------
          Consumer Goods & Services--1.3%
 213,800  Marvel Enterprises, Inc.*.   4,378,624
                                     -----------
          Electronic Equipment and
          Components--12.8%
 228,055  Analog Devices, Inc.......   8,419,790
 217,104  Intel Corp................   5,078,063
 149,600  KLA-Tencor Corp.*.........   6,968,368
 129,600  Lam Research Corp.*.......   3,746,736
 175,000  Linear Technology Corp....   6,783,000
 149,970  Maxim Integrated Products,
          Inc.......................   6,357,228
 290,395  Texas Instruments, Inc....   7,149,524
                                     -----------
                                      44,502,709
                                     -----------

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

         December 31, 2004

Number of
 Shares                                 Value
---------                            -----------
          Common Stocks (Continued)
          Financial Services--5.5%
  57,700  Legg Mason, Inc........... $ 4,227,102
 197,600  Morgan Stanley............  10,970,752
  66,200  T. Rowe Price Group, Inc..   4,117,640
                                     -----------
                                      19,315,494
                                     -----------
          Health Care Products and Services--6.2%
  87,500  Abbott Laboratories.......   4,081,875
 171,600  Caremark Rx, Inc.*........   6,766,188
  36,800  DENTSPLY International,
          Inc.......................   2,068,160
  54,290  Johnson & Johnson.........   3,443,072
  83,400  St. Jude Medical, Inc.*...   3,496,962
  20,200  UnitedHealth Group, Inc...   1,778,206
                                     -----------
                                      21,634,463
                                     -----------
          Healthcare--1.5%
  45,700  Roche Holding (UK) Ltd....   5,260,865
                                     -----------
          Hotel and Gaming--1.9%
 191,800  International Game
          Technology................   6,594,084
                                     -----------
          Household and Personal Care
          Products--4.0%
 153,600  The Estee Lauder Cos.,
          Inc.......................   7,030,272
 127,476  The Procter & Gamble
          Co........................   7,021,378
                                     -----------
                                      14,051,650
                                     -----------
          Human Resources--1.1%
  76,600  Manpower, Inc.............   3,699,780
                                     -----------
          Insurance--1.6%
  85,019  American International
          Group, Inc................   5,583,198
                                     -----------

Number of
 Shares                                   Value
---------                              ------------
          Common Stocks (Continued)
          Oil and Gas--0.5%
  25,590  Schlumberger Ltd............ $  1,713,251
                                       ------------
          Pharmaceuticals--8.6%
 104,200  Eli Lilly and Co............    5,913,350
  35,300  Forest Laboratories, Inc.*..    1,583,558
  17,403  Gen-Probe Inc.*.............      786,790
 218,400  Gilead Sciences, Inc.*......    7,641,816
 119,300  IVAX Corp...................    1,887,326
 204,600  Protein Design Labs, Inc.*..    4,227,036
 374,040  Schering-Plough Corp........    7,809,955
                                       ------------
                                         29,849,831
                                       ------------
          Retail-Discount Stores--1.0%
 144,500  The TJX Cos., Inc...........    3,631,285
                                       ------------
          Retail-Specialty Stores--6.7%
 158,000  CVS Corp....................    7,121,060
 291,900  PETsMART, Inc...............   10,371,207
 166,600  Staples, Inc................    5,616,086
                                       ------------
                                         23,108,353
                                       ------------
          Telecommunications--3.9%
 278,165  Scientific-Atlanta, Inc.....    9,182,227
 173,000  Sprint Corp.
          (FON Group).................    4,299,050
                                       ------------
                                         13,481,277
                                       ------------
          Transportation--2.6%
 105,200  United Parcel Service, Inc.,
          Class B.....................    8,990,392
                                       ------------
          Total Common Stocks
          (Cost $292,977,909).........  341,414,122
                                       ------------

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

         December 31, 2004

Number of
 Shares                                      Value
---------                                ------------
          Money Market Fund--2.0%
6,870,298 BNY Hamilton Money Fund
          (Hamilton Shares), 2.01% (a)
          (Cost $6,870,298)............. $  6,870,298
                                         ------------
          Total Investments
          (Cost $299,848,207)(b)--
          100.2%........................  348,284,420
          Liabilities in excess of other
          assets--(0.2)%................     (810,745)
                                         ------------
          Net Assets--100.0%............ $347,473,675
                                         ------------

*  Non-income producing security.
(a)Represents annualized 7 day yield at December 31, 2004.
(b)The cost of investments for Federal income tax purposes is $299,896,892. At December 31, 2004, net unrealized appreciation was $48,387,528 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $50,678,798 and aggregate gross unrealized depreciation of $2,291,270.

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund

         Statement of Assets and Liabilities

         December 31, 2004

         Assets:
           Non-affiliated investments at market value,
            (Cost $292,977,909)........................... $341,414,122
           Affiliated investments at market value,
            (Cost $6,870,298).............................    6,870,298
           Receivables:
            Dividends.....................................      160,902
            Capital stock sold............................       98,009
            Interest......................................        9,457
           Other assets...................................       12,730
                                                           ------------
            Total Assets..................................  348,565,518
                                                           ------------
         Liabilities:
           Payables:
            Capital stock repurchased.....................      481,487
            Investments purchased.........................      327,288
            Services provided by The Bank of
             New York.....................................      182,350
           Accrued expenses and other liabilities.........      100,718
                                                           ------------
            Total Liabilities.............................    1,091,843
                                                           ------------
         Net Assets:...................................... $347,473,675
                                                           ------------
         Sources of Net Assets:
           Capital stock @ par............................ $     36,206
           Paid in capital................................  266,410,524
           Undistributed net investment income............        7,789
           Accumulated net realized gain on
            investments...................................   32,582,943
           Net unrealized appreciation on investments.....   48,436,213
                                                           ------------
         Net Assets....................................... $347,473,675
                                                           ------------
         Class A Shares:
           Net assets..................................... $ 10,757,556
                                                           ------------
           Shares outstanding.............................    1,129,565
                                                           ------------
           Net asset value, offering price and repurchase
            price per share............................... $       9.52
           Maximum sales charge--5.25% of public
            offering price................................         0.53
                                                           ------------
           Maximum offering price......................... $      10.05
                                                           ------------
         Institutional Shares:
           Net assets..................................... $336,716,119
                                                           ------------
           Shares outstanding.............................   35,076,239
                                                           ------------
           Net asset value, offering price and repurchase
            price per share............................... $       9.60
                                                           ------------
         Class A Shares authorized @ $.001 par value......  200,000,000
         Institutional Shares authorized @ $.001 par
          value...........................................  200,000,000

                            Statement of Operations

                     For the year ended December 31, 2004

          Investment Income:
            Dividends (net of foreign withholding taxes
             of $13,271)................................ $  6,064,797
            Interest from affiliated fund...............       98,754
            Interest....................................       14,598
                                                         ------------
             Total Income...............................    6,178,149
                                                         ------------
          Expenses:
            Advisory....................................    2,104,890
            Administration..............................      569,161
            Transfer agent..............................      122,875
            Custodian...................................       43,051
            12b-1 fee--Class A Shares...................       35,418
            Registration and filings....................       31,682
            Accounting services.........................       30,167
            Directors...................................       21,375
            Audit.......................................       20,479
            Legal.......................................       14,493
            Reports to shareholders.....................       12,577
            Insurance...................................        6,632
            Cash management.............................        5,062
            Other.......................................       16,122
                                                         ------------
             Total Expenses.............................    3,033,984
                                                         ------------
             Net Investment Income......................    3,144,165
                                                         ------------
          Realized and Unrealized Gain
           (Loss) on Investments:
            Net realized gain on investments............   65,489,622
            Decrease in unrealized appreciation/
             depreciation on investments................  (56,891,234)
                                                         ------------
            Net realized and unrealized gain on
             investments................................    8,598,388
                                                         ------------
            Net increase in net assets resulting from
             operations................................. $ 11,742,553
                                                         ------------

See notes to financial statements.

         BNY Hamilton large Cap Growth Fund

         Statements of Changes in Net Assets

                                                                                                  Year Ended December 31,
                                                                                                --------------------------
                                                                                                    2004          2003
                                                                                                ------------  ------------
Operations:
 Net investment income......................................................................... $  3,144,165  $  2,485,921
 Net realized gain (loss) on investments.......................................................   65,489,622    (5,493,788)
 Increase (decrease) in unrealized
   appreciation/depreciation on investments....................................................  (56,891,234)   71,964,807
                                                                                                ------------  ------------
   Net increase in net assets resulting from operations........................................   11,742,553    68,956,940
                                                                                                ------------  ------------
Dividends And Distributions To Shareholders:
 Dividends from net investment income: Class A Shares..........................................      (86,040)      (86,484)
                         Institutional Shares..................................................   (3,036,867)   (2,214,965)
 Distributions from capital gains: Class A Shares..............................................     (176,659)           --
                     Institutional Shares......................................................   (5,295,562)           --
                                                                                                ------------  ------------
                                                                                                  (8,595,128)   (2,301,449)
                                                                                                ------------  ------------
Capital Stock Transactions:
 Proceeds from capital stock sold: Class A Shares..............................................    4,675,007     5,557,979
                     Institutional Shares......................................................   46,634,391    43,227,015
 Proceeds from shares issued on reinvestment
   of dividends and distributions: Class A Shares..............................................      260,855        86,257
                    Institutional Shares.......................................................    5,800,452       506,116
 Value of capital stock repurchased: Class A Shares............................................  (12,041,045)   (7,849,482)
                      Institutional Shares.....................................................  (67,179,858)  (46,146,307)
                                                                                                ------------  ------------
   Net decrease in net assets resulting from capital
    stock transactions.........................................................................  (21,850,198)   (4,618,422)
                                                                                                ------------  ------------
    Increase (decrease) in Net Assets..........................................................  (18,702,773)   62,037,069
Net Assets:
 Beginning of year.............................................................................  366,176,448   304,139,379
                                                                                                ------------  ------------
 End of year (includes undistibuted net investment
   income of $7,789 at December 31, 2004 and $9,939 at
   December 31, 2003).......................................................................... $347,473,675  $366,176,448
                                                                                                ------------  ------------
Changes In Capital Stock Outstanding:
 Shares sold: Class A Shares...................................................................      500,959       674,301
         Institutional Shares..................................................................    4,956,395     5,036,747
 Shares issued on reinvestment of dividends and
   distributions: Class A Shares...............................................................       27,774        10,431
                    Institutional Shares.......................................................      612,632        59,916
 Shares repurchased: Class A Shares............................................................   (1,307,699)     (909,966)
             Institutional Shares..............................................................   (7,152,629)   (5,412,606)
                                                                                                ------------  ------------
   Net decrease................................................................................   (2,362,568)     (541,177)
 Shares outstanding, beginning of year.........................................................   38,568,372    39,109,549
                                                                                                ------------  ------------
 Shares outstanding, end of year...............................................................   36,205,804    38,568,372
                                                                                                ------------  ------------

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund
         Financial Highlights

                                                                      Class A Shares
                                                      ---------------------------------------------
                                                                  Year Ended December 31,
                                                      ---------------------------------------------
                                                        2004     2003     2002      2001      2000
                                                      -------  -------  -------   -------   -------
PER SHARE DATA:
Net asset value at beginning of year................. $  9.43  $  7.72  $ 10.13   $ 13.78   $ 16.05
                                                      -------  -------  -------   -------   -------
Gain (loss) from investment operations
Net investment income (loss).........................    0.06     0.04     0.04      0.03     (0.01)
Net realized and unrealized gain (loss) on
  investments........................................    0.24     1.71    (2.41)    (3.41)    (0.35)
                                                      -------  -------  -------   -------   -------
 Total from investment operations....................    0.30     1.75    (2.37)    (3.38)    (0.36)
                                                      -------  -------  -------   -------   -------
Dividends and distributions
Dividends from net investment income.................   (0.06)   (0.04)   (0.04)    (0.03)    (0.02)
Distributions from capital gains.....................   (0.15)      --       --     (0.24)    (1.89)
                                                      -------  -------  -------   -------   -------
 Total dividends and distributions...................   (0.21)   (0.04)   (0.04)    (0.27)    (1.91)
                                                      -------  -------  -------   -------   -------
Net asset value at end of year....................... $  9.52  $  9.43  $  7.72   $ 10.13   $ 13.78
                                                      -------  -------  -------   -------   -------
TOTAL RETURN:
Total investment return based on net asset value/(a)/    3.31%   22.72%  (23.45)%  (24.63)%   (2.14)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)............ $10,758  $17,988  $16,473   $17,576   $24,744
Ratio to average net assets of:
 Expenses............................................    1.11%    1.15%    1.15%     1.13%     1.11%
 Net investment income (loss)........................    0.60%    0.51%    0.47%     0.24%    (0.07)%
Portfolio turnover rate..............................      90%      20%      18%       14%       16%

(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

         BNY Hamilton Large Cap Growth Fund
         Financial Highlights (Continued)

                                                           Institutional Shares
                                           --------------------------------------------------
                                                         Year Ended December 31,
                                           --------------------------------------------------
                                             2004      2003       2002       2001       2000
                                           --------  --------  --------   --------   --------
PER SHARE DATA:
Net asset value at beginning of year...... $   9.50  $   7.78  $  10.21   $  13.89   $  16.15
                                           --------  --------  --------   --------   --------
Gain (loss) from investment operations
Net investment income.....................     0.09      0.07      0.06       0.05       0.03
Net realized and unrealized gain (loss) on
  investments.............................     0.25      1.71     (2.43)     (3.43)     (0.37)
                                           --------  --------  --------   --------   --------
 Total from investment operations.........     0.34      1.78     (2.37)     (3.38)     (0.34)
                                           --------  --------  --------   --------   --------
Dividends and distributions
Dividends from net investment income......    (0.09)    (0.06)    (0.06)     (0.06)     (0.03)
Distributions from capital gains..........    (0.15)       --        --      (0.24)     (1.89)
                                           --------  --------  --------   --------   --------
 Total dividends and distributions........    (0.24)    (0.06)    (0.06)     (0.30)     (1.92)
                                           --------  --------  --------   --------   --------
Net asset value at end of year............ $   9.60  $   9.50  $   7.78   $  10.21   $  13.89
                                           --------  --------  --------   --------   --------
TOTAL RETURN:
Total investment return based on
  net asset value/(a)/....................     3.63%    22.99%   (23.26)%   (24.49)%    (1.99)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted). $336,716  $348,188  $287,666   $403,925   $549,982
Ratio to average net assets of:
 Expenses.................................     0.85%     0.90%     0.90%      0.88%      0.86%
 Net investment income....................     0.91%     0.77%     0.70%      0.49%      0.18%
Portfolio turnover rate...................       90%       20%       18%        14%        16%

(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

         Schedule of Investments

         December 31, 2004

Number of
 Shares                                   Value
---------                              -----------
          Common Stocks--97.1%
          Aerospace and Defense--1.3%
  29,000  United Technologies
          Corp........................ $ 2,997,150
                                       -----------
          Aluminum, Steel and Other Metals--2.3%
 176,000  Alcoa, Inc..................   5,529,920
                                       -----------
          Banking and Finance--8.5%
 140,294  Bank of America Corp........   6,592,415
 146,000  J.P. Morgan Chase & Co......   5,695,460
  16,000  M&T Bank Corp...............   1,725,440
 200,000  U.S. Bancorp................   6,264,000
                                       -----------
                                        20,277,315
                                       -----------
          Building and Building Products--3.1%
 202,700  Masco Corp..................   7,404,631
                                       -----------
          Building Materials--1.8%
  70,000  Florida Rock Industries,
          Inc.........................   4,167,100
                                       -----------
          Chemicals--6.7%
 145,000  duPont (E.I.) de Nemours
          & Co........................   7,112,250
 120,700  Olin Corp...................   2,657,814
 140,000  Praxair, Inc................   6,181,000
                                       -----------
                                        15,951,064
                                       -----------
          Computers--Micro--3.2%
  76,000  International Business
          Machines Corp. (IBM)........   7,492,080
                                       -----------
          Computers--Software and Peripherals--1.2%
 104,000  Microsoft Corp..............   2,777,840
                                       -----------
          Conglomerates--3.2%
 210,000  General Electric Co.........   7,665,000
                                       -----------
          Electronic Equipment and
          Components--2.0%
  60,000  Intel Corp..................   1,403,400
 140,000  Texas Instruments Inc.......   3,446,800
                                       -----------
                                         4,850,200
                                       -----------

Number of
 Shares                                 Value
---------                            -----------
          Common Stocks (Continued)
          Financial Services--8.1%
 170,000  Citigroup, Inc............ $ 8,190,600
  51,000  Morgan Stanley............   2,831,520
  24,000  PNC Financial Services
          Group.....................   1,378,560
  66,000  The Goldman Sachs Group,
          Inc.......................   6,866,640
                                     -----------
                                      19,267,320
                                     -----------
          Health Care Products and Services--3.6%
 100,000  Johnson & Johnson.........   6,342,000
  28,500  Zimmer Holdings, Inc.*....   2,283,420
                                     -----------
                                       8,625,420
                                     -----------
          Household and Personal Care
          Products--1.8%
 110,000  Unilever PLC ADR..........   4,347,200
                                     -----------
          Insurance--2.7%
 126,000  The Allstate Corp.........   6,516,720
                                     -----------
          Machinery and Engineering--8.3%
  76,000  Caterpillar, Inc..........   7,410,760
  76,000  Eaton Corp................   5,499,360
  84,000  Ingersoll-Rand Co.,
          Class A*..................   6,745,200
                                     -----------
                                      19,655,320
                                     -----------
          Machinery and Equipment--0.6%
  66,000  Grant Prideco, Inc.*......   1,323,300
                                     -----------
          Manufacturing--4.4%
  60,000  3M Co.....................   4,924,200
  92,000  Dover Corp................   3,858,480
  46,000  Honeywell International,
          Inc.......................   1,628,860
                                     -----------
                                      10,411,540
                                     -----------

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

         December 31, 2004

Number of
 Shares                                   Value
---------                              -----------
          Common Stocks (Continued)
          Oil and Gas--8.2%
  66,000  BP PLC ADR.................. $ 3,854,400
  82,000  ChevronTexaco Corp..........   4,305,820
  40,000  ConocoPhillips..............   3,473,200
  16,000  EnCana Corp.................     912,960
  40,000  Nabors Industries Ltd.*.....   2,051,600
 186,000  The Williams Cos., Inc......   3,029,940
  35,000  Weatherford International
          Ltd.*.......................   1,795,500
                                       -----------
                                        19,423,420
                                       -----------
          Pharmaceuticals--3.2%
  80,221  Medco Health Solutions,
          Inc.*.......................   3,337,194
 160,000  Pfizer, Inc.................   4,302,400
                                       -----------
                                         7,639,594
                                       -----------
          Retail--Apparel and Shoes--1.9%
 196,000  Limited Brands..............   4,511,920
                                       -----------
          Retail--Department Stores--1.7%
  70,000  Federated Department Stores,
          Inc.........................   4,045,300
                                       -----------
          Retail--Discount Stores--1.1%
  55,000  Costco Wholesale Corp.......   2,662,550
                                       -----------
          Retail--Specialty Stores--3.5%
 140,000  CVS Corp....................   6,309,800
  60,000  Tiffany & Co................   1,918,200
                                       -----------
                                         8,228,000
                                       -----------
          Telecommunications--4.1%
 325,000  Lucent Technologies Inc.*...   1,222,000
 162,000  Nokia Corp. ADR.............   2,538,540
 146,000  Verizon Communications,
          Inc.........................   5,914,460
                                       -----------
                                         9,675,000
                                       -----------

Number of
 Shares                                      Value
---------                                ------------
          Common Stocks (Continued)
          Transportation--1.2%
   60,000 Canadian Pacific Railway
          Ltd........................... $  2,064,600
   38,000 GulfMark Offshore, Inc.*......      846,260
                                         ------------
                                            2,910,860
                                         ------------
          Utilities--Gas and Electric--9.4%
  135,500 Ameren Corp...................    6,793,970
  290,000 Duke Energy Corp..............    7,345,700
  106,000 Exelon Corp...................    4,671,420
   62,000 KeySpan Corp..................    2,445,900
   70,000 TECO Energy, Inc..............    1,073,800
                                         ------------
                                           22,330,790
                                         ------------
          Total Common Stocks
          (Cost $200,788,896)...........  230,686,554
                                         ------------
          Money Market Fund--2.9%
6,838,124 BNY Hamilton Money Fund
          (Hamilton Shares), 2.01% (a)
          (Cost $6,838,124).............    6,838,124
                                         ------------
          Total Investments
          (Cost $207,627,020)(b)--
          100.0%........................  237,524,678
          Liabilities in excess of other
          assets--0.0%..................      (33,384)
                                         ------------
          Net Assets--100.0%............ $237,491,294
                                         ------------

ADRAmerican Depositary Receipt.
*  Non-income producing security.
(a)Represents annualized 7 day yield at December 31, 2004.
(b)The cost of investments for Federal income tax purposes is $207,788,893. At December 31, 2004, net unrealized appreciation was $29,735,785 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $31,974,654 and aggregate gross unrealized depreciation of $2,238,869.

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

         Statement of Assets and Liabilities

         December 31, 2004

          Assets:
            Non-affiliated investments at market value,
             (Cost $200,788,896)........................ $230,686,554
            Affiliated investments at market value,
             (Cost $6,838,124)..........................    6,838,124
            Receivables:
             Capital stock sold.........................    1,158,540
             Dividends..................................      412,317
             Interest...................................        6,649
            Other assets................................       16,874
                                                         ------------
             Total Assets...............................  239,119,058
                                                         ------------
          Liabilities:
            Payables:
             Investments purchased......................    1,393,003
             Services provided by The Bank of New
              York......................................      107,278
             Capital stock repurchased..................       48,325
            Accrued expenses and other liabilities......       79,158
                                                         ------------
             Total Liabilities..........................    1,627,764
                                                         ------------
          Net Assets:................................... $237,491,294
                                                         ------------
          Sources of Net Assets:
            Capital stock @ par......................... $     22,067
            Paid in capital.............................  209,252,761
            Undistributed net investment income.........       11,898
            Accumulated net realized loss on
             investments................................   (1,693,090)
            Net unrealized appreciation on
             investments................................   29,897,658
                                                         ------------
          Net Assets.................................... $237,491,294
                                                         ------------
          Class A Shares:
            Net assets.................................. $    859,854
                                                         ------------
            Shares outstanding..........................       79,576
                                                         ------------
            Net asset value, offering price and
             repurchase price per share................. $      10.81
            Maximum sales charge--5.25% of public
             offering price.............................         0.60
                                                         ------------
            Maximum offering price...................... $      11.41
                                                         ------------
          Institutional Shares:
            Net assets.................................. $236,631,440
                                                         ------------
            Shares outstanding..........................   21,987,147
                                                         ------------
            Net asset value, offering price and
             repurchase price per share................. $      10.76
                                                         ------------
          Class A Shares authorized @ $.001 par
           value........................................  200,000,000
          Institutional Shares authorized @ $.001 par
           value........................................  200,000,000

                            Statement of Operations

                     For the year ended December 31, 2004

          Investment Income:
            Dividends (net of foreign withholding taxes
             of $16,245)................................ $ 4,399,860
            Interest from affiliated fund...............      75,954
            Interest....................................       4,568
                                                         -----------
             Total Income...............................   4,480,382
                                                         -----------
          Expenses:
            Advisory....................................   1,061,874
            Administration..............................     280,033
            Transfer agent..............................     100,104
            Registration and filings....................      38,012
            Accounting services.........................      30,146
            Custodian...................................      29,004
            Directors...................................      21,318
            Audit.......................................      16,744
            Reports to shareholders.....................       9,704
            Legal.......................................       8,592
            Cash management.............................       2,873
            Insurance...................................       2,117
            12b-1 fee--Class A Shares...................       2,030
            Other.......................................      13,341
                                                         -----------
             Total Expenses.............................   1,615,892
            Fees waived by The Bank of New York
             (Note 3)...................................    (197,847)
            Earnings credit adjustment (Note 3).........        (189)
                                                         -----------
             Net Expenses...............................   1,417,856
                                                         -----------
             Net Investment Income......................   3,062,526
                                                         -----------
          Realized and Unrealized Gain
           (Loss) on Investments:
            Net realized loss on investments............  (1,144,179)
            Increase in unrealized appreciation/
             depreciation on investments................  15,841,491
                                                         -----------
            Net realized and unrealized gain on
             investments................................  14,697,312
                                                         -----------
            Net increase in net assets resulting from
             operations................................. $17,759,838
                                                         -----------

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

         Statements of Changes in Net Assets

                                                                                                  Year Ended December 31,
                                                                                                --------------------------
                                                                                                    2004          2003
                                                                                                ------------  ------------
Operations:
 Net investment income......................................................................... $  3,062,526  $    910,857
 Net realized gain (loss) on investments.......................................................   (1,144,179)       98,875
 Increase in unrealized appreciation/depreciation on
   investments.................................................................................   15,841,491    19,827,176
                                                                                                ------------  ------------
   Net increase in net assets resulting from operations........................................   17,759,838    20,836,908
                                                                                                ------------  ------------
Dividends To Shareholders:
 Dividends from net investment income: Class A Shares..........................................      (10,856)       (3,661)
                         Institutional Shares..................................................   (3,048,884)     (898,084)
                                                                                                ------------  ------------
                                                                                                  (3,059,740)     (901,745)
                                                                                                ------------  ------------
Capital Stock Transactions:
 Proceeds from capital stock sold: Class A Shares..............................................      516,196       500,166
                     Institutional Shares......................................................  121,855,888    70,546,404
 Proceeds from shares issued on reinvestment of
   dividends: Class A Shares...................................................................       10,769         3,659
           Institutional Shares................................................................      725,041       281,494
 Value of capital stock repurchased: Class A Shares............................................     (382,856)     (105,343)
                      Institutional Shares.....................................................  (29,918,686)   (9,609,356)
                                                                                                ------------  ------------
 Net increase in net assets resulting from capital
   stock transactions..........................................................................   92,806,352    61,617,024
                                                                                                ------------  ------------
   Increase in Net Assets......................................................................  107,506,450    81,552,187
Net Assets:
 Beginning of year.............................................................................  129,984,844    48,432,657
                                                                                                ------------  ------------
 End of year (includes undistributed net investment
   income of $11,898 at December 31, 2004 and $9,112 at
   December 31, 2003).......................................................................... $237,491,294  $129,984,844
                                                                                                ------------  ------------
Changes In Capital Stock Outstanding:
 Shares sold: Class A Shares...................................................................       50,537        57,481
         Institutional Shares..................................................................   11,922,092     7,845,596
 Shares issued on reinvestment of dividends: Class A
   Shares......................................................................................        1,043           396
           Institutional Shares................................................................       70,447        31,032
 Shares repurchased: Class A Shares............................................................      (38,524)      (11,733)
             Institutional Shares..............................................................   (2,919,061)   (1,104,228)
                                                                                                ------------  ------------
   Net increase................................................................................    9,086,534     6,818,544
 Shares outstanding, beginning of year.........................................................   12,980,189     6,161,645
                                                                                                ------------  ------------
 Shares outstanding, end of year...............................................................   22,066,723    12,980,189
                                                                                                ------------  ------------

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

         Financial Highlights

                                                                Class A Shares
                                                       -----------------------------
                                                         Year Ended     For the Period
                                                        December 31,     May 31, 2002*
                                                       --------------       Through
                                                        2004    2003   December 31, 2002
                                                       ------  ------  -----------------
PER SHARE DATA:
Net asset value at beginning of period................ $10.03  $ 7.88       $  9.09
                                                       ------  ------       -------
Gain (loss) from investment operations
Net investment income.................................   0.15    0.09          0.04
Net realized and unrealized gain (loss) on investments   0.77    2.14         (1.22)
                                                       ------  ------       -------
 Total from investment operations.....................   0.92    2.23         (1.18)
                                                       ------  ------       -------
Dividends
Dividends from net investment income..................  (0.14)  (0.08)        (0.03)
                                                       ------  ------       -------
Net asset value at end of year........................ $10.81  $10.03       $  7.88
                                                       ------  ------       -------
TOTAL RETURN:
Total investment return based on net asset value/(a)/.   9.22%  28.43%       (12.98)%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)............. $  860  $  667       $   161
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York....   1.05%   1.05%         1.05%***
 Expenses, prior to waiver from The Bank of New York..   1.17%   1.34%         1.50%***
 Net investment income, net of waiver from The Bank
   of New York........................................   1.42%   0.99%         0.82%***
Portfolio turnover rate...............................     37%     12%           10%

*  Commencement of investment operations.
** Not annualized.
***Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Large Cap Value Fund

                                                             Institutional Shares
                                           -----------------------------------------------------
                                                                                    For the Period
                                                   Year Ended December 31,          April 28, 2000*
                                           -------------------------------------        Through
                                             2004      2003      2002      2001    December 31, 2000
                                           --------  --------  -------   -------   -----------------
PER SHARE DATA:
Net asset value at beginning of period.... $  10.01  $   7.86  $  8.94   $  9.71        $10.00
                                           --------  --------  -------   -------        ------
Gain (loss) from investment operations
Net investment income.....................     0.18      0.11     0.08      0.11          0.12
Net realized and unrealized gain (loss) on
  investments.............................     0.73      2.14    (1.09)    (0.78)        (0.30)
                                           --------  --------  -------   -------        ------
 Total from investment operations.........     0.91      2.25    (1.01)    (0.67)        (0.18)
                                           --------  --------  -------   -------        ------
Dividends
Dividends from net investment income......    (0.16)    (0.10)   (0.07)    (0.10)        (0.11)
                                           --------  --------  -------   -------        ------
Net asset value at end of year............ $  10.76  $  10.01  $  7.86   $  8.94        $ 9.71
                                           --------  --------  -------   -------        ------
TOTAL RETURN:
Total investment return based on
  net asset value/(a)/....................     9.21%    28.72%  (11.31)%   (6.87)%       (1.83)%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted). $236,631  $129,318  $48,272   $19,433        $4,095
Ratio to average net assets of:
 Expenses, net of waiver from The Bank
   of New York............................     0.80%     0.80%    0.80%     0.80%         0.80%***
 Expenses, prior to waiver from The Bank
   of New York............................     0.91%     1.10%    1.30%     2.14%         7.75%***
 Net investment income, net of waiver
   from The Bank of New York..............     1.73%     1.22%    0.96%     1.19%         1.86%***
Portfolio turnover rate...................       37%       12%      10%        2%            2%

*  Commencement of investment operations.
** Not annualized.
***Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         Schedule of Investments

         December 31, 2004

Number of
 Shares                                  Value
---------                             -----------
          Common Stocks--88.0%
          Advertising and Marketing Services--0.4%
 397,190  aQuantive, Inc.*........... $ 3,550,879
                                      -----------
          Aluminum, Steel and Other Metals--0.3%
 123,730  Allegheny Technologies
          Inc........................   2,681,229
                                      -----------
          Bank Holding Companies--6.2%
 138,170  Boston Private Financial
          Holdings, Inc..............   3,892,249
 322,560  Commercial Capital
          Bancorp*...................   7,476,941
  62,240  Community Banks, Inc.......   1,752,678
  88,230  Dime Community
          Bancshares.................   1,580,199
 132,210  East-West Bancorp, Inc.....   5,547,532
 190,440  Flushing Financial Corp....   3,820,226
 263,745  Greater Bay Bancorp........   7,353,211
  54,600  PFF Bancorp, Inc...........   2,529,618
 313,620  UCBH Holdings, Inc.........  14,370,068
  85,900  Wilmington Trust Corp......   3,105,285
                                      -----------
                                       51,428,007
                                      -----------
          Building and Building Products--1.0%
 468,100  The Shaw Group, Inc.*......   8,355,585
                                      -----------
          Chemicals--2.4%
 477,040  Airgas, Inc................  12,646,330
 125,780  H.B. Fuller Co.............   3,585,988
 177,030  Olin Corp..................   3,898,201
                                      -----------
                                       20,130,519
                                      -----------
          Commercial Services--2.8%
  21,240  Cogent, Inc.*..............     700,920
 237,680  CoStar Group, Inc.*........  10,976,063
 209,260  Forrester Research, Inc.*..   3,754,124
 612,140  Plexus Corp.*..............   7,963,941
                                      -----------
                                       23,395,048
                                      -----------

Number of
 Shares                                 Value
---------                            -----------
          Common Stocks (Continued)
          Communications, Media and
          Entertainment--1.6%
  364,210 Scholastic Corp.*......... $13,461,202
                                     -----------
          Computer Services--3.3%
   54,040 Digital River, Inc.*......   2,248,604
  189,140 F5 Networks, Inc.*........   9,214,901
  174,790 Manhattan Associates,
          Inc.*.....................   4,173,985
  477,040 Perot Systems Corp.,
          Class A*..................   7,646,951
  214,580 Phase Forward, Inc.*......   1,753,119
  245,970 Sapient Corp.*............   1,945,623
                                     -----------
                                      26,983,183
                                     -----------
          Computers--Software and
          Peripherals--6.7%
  248,300 Coherent, Inc.*...........   7,558,252
  348,650 FileNET Corp.*............   8,981,224
   83,020 JAMDAT Mobile, Inc.*......   1,714,363
  117,580 Macromedia, Inc.*.........   3,659,090
  694,130 Packeteer, Inc.*..........  10,030,178
  170,600 Photon Dynamics, Inc.*....   4,142,168
  390,200 RSA Security, Inc.*.......   7,827,412
  504,430 Skyworks Solutions, Inc.*.   4,756,775
  536,860 Zoran Corp.*..............   6,216,839
                                     -----------
                                      54,886,301
                                     -----------
          Distribution and Wholesale--3.0%
1,135,490 Bell Microproducts, Inc.*.  10,923,413
  156,620 MSC Industrial Direct Co.,
          Inc., Class A.............   5,635,188
  248,160 SCP Pool Corp.............   7,916,304
                                     -----------
                                      24,474,905
                                     -----------

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         December 31, 2004

Number of
 Shares                               Value
---------                          -----------
          Common Stocks (Continued)
          Education--1.8%
 294,370  Education Management
          Corp.*.................. $ 9,717,153
  34,890  Strayer Education, Inc..   3,830,573
 231,250  The Princeton Review,
          Inc.*...................   1,422,188
                                   -----------
                                    14,969,914
                                   -----------
          Electronic Equipment and
          Components--9.3%
 145,160  Actel Corp.*............   2,546,106
 428,960  Adaptec, Inc.*..........   3,255,806
 503,870  Aeroflex, Inc.*.........   6,106,904
 281,660  Avnet, Inc.*............   5,137,478
 459,150  Entegris, Inc.*.........   4,568,543
  60,470  Excel Technology, Inc.*.   1,572,220
 328,150  Fairchild Semiconductor
          Corp.*..................   5,335,719
 353,960  FormFactor, Inc.*.......   9,606,474
 260,970  KEMET Corp.*............   2,335,682
 602,640  LTX Corp.*..............   4,634,302
  96,430  M-Systems Flash Disk
          Pioneers Ltd.*..........   1,901,600
 149,630  MKS Instruments, Inc.*..   2,775,637
 712,670  RF Micro Devices, Inc.*.   4,874,663
 645,360  Semtech Corp.*..........  14,114,022
  78,540  Trimble Navigation Ltd.*   2,594,962
 257,530  Wilson Greatbatch
          Technologies, Inc.*.....   5,773,823
                                   -----------
                                    77,133,941
                                   -----------
          Energy--0.6%
 359,460  KFx, Inc.*..............   5,219,359
                                   -----------

Number of
 Shares                                   Value
---------                              -----------
          Common Stocks (Continued)
          Entertainment--0.9%
 143,390  International Speedway
          Corp........................ $ 7,570,992
                                       -----------
          Financial Services--1.4%
 300,010  National Financial Partners
          Corp........................  11,640,388
                                       -----------
          Food Wholesaling--2.0%
 496,610  Performance Food Group
          Co.*........................  13,363,775
 105,000  United Natural Foods,
          Inc.*.......................   3,265,500
                                       -----------
                                        16,629,275
                                       -----------
          Forest and Paper Products--0.9%
 161,280  Bowater, Inc................   7,091,482
                                       -----------
          Health and Medical Facilities--4.2%
 575,990  AmSurg Corp.*...............  17,014,745
 261,440  LifePoint Hospitals, Inc.*..   9,103,341
 516,170  VistaCare, Inc.*............   8,583,907
                                       -----------
                                        34,701,993
                                       -----------
          Health Care Products and Services--11.0%
 351,440  American Healthways,
          Inc.*.......................  11,611,577
 278,580  Charles River Laboratories
          International, Inc.*........  12,817,465
 576,830  Conceptus, Inc.*............   4,680,975
 289,490  Digirad Corp.*..............   2,561,987
 141,065  Genitope Corp.*.............   2,403,748
 164,220  Martek Biosciences
          Corp.*......................   8,408,064
 149,080  Neurocrine Biosciences,
          Inc.*.......................   7,349,644

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         December 31, 2004

Number of
 Shares                               Value
---------                           ----------
          Common Stocks (Continued)
 133,700  NuVasive, Inc.*..........  1,370,425
 352,380  PSS World Medical, Inc.*.  4,410,036
 306,540  Renal Care Group, Inc.*.. 11,032,375
 230,510  Respironics, Inc.*....... 12,530,523
 192,490  Wright Medical Group,
          Inc.*....................  5,485,965
 174,140  Zoll Medical Corp.*......  5,990,416
                                    ----------
                                    90,653,200
                                    ----------
          Human Resources--0.4%
 363,930  Spherion Corp.*..........  3,057,012
                                    ----------
          Insurance--1.3%
 269,640  ProAssurance Corp.*...... 10,545,620
                                    ----------
          Investment Management--0.9%
 308,210  Waddell & Reed Financial,
          Inc......................  7,363,137
                                    ----------
          Manufacturing--2.1%
  59,770  Acuity Brands, Inc.......  1,900,686
 226,310  Belden CDT, Inc..........  5,250,392
 183,740  Briggs & Stratton Corp...  7,639,909
  69,320  Maverick Tube Corp.*.....  2,100,396
                                    ----------
                                    16,891,383
                                    ----------
          Media--1.9%
 166,685  Cumulus Media, Inc.,
          Class A*.................  2,513,610
  67,180  Pulitzer, Inc............  4,356,623
 564,620  Radio One, Inc., Class D*  9,101,674
                                    ----------
                                    15,971,907
                                    ----------
          Oil and Gas--0.5%
 811,900  Grey Wolf, Inc.*.........  4,278,713
                                    ----------

Number of
 Shares                                    Value
---------                                ----------
          Common Stocks (Continued)
          Oil Field Services and Equipment--3.1%
 115,070  Atwood Oceanics, Inc.*........  5,995,147
 180,470  Core Laboratories NV*.........  4,213,975
 147,860  Oceaneering International,
          Inc.*.........................  5,518,135
 446,200  Superior Energy Services*.....  6,875,942
 136,590  Todco*........................  2,515,988
                                         ----------
                                         25,119,187
                                         ----------
          Pharmaceuticals--1.7%
 250,910  Alkermes, Inc.*...............  3,535,322
 149,960  Amylin Pharmaceuticals,
          Inc.*.........................  3,503,066
 108,410  Cubist Pharmaceuticals,
          Inc.*.........................  1,282,490
 192,210  NPS Pharmaceuticals,
          Inc.*.........................  3,513,599
 253,330  Tercica, Inc.*................  2,535,833
                                         ----------
                                         14,370,310
                                         ----------
          Retail--Apparel and Shoes--2.4%
 736,710  Hot Topic, Inc.*.............. 12,664,045
 163,050  Pacific Sunwear of California,
          Inc.*.........................  3,629,493
  56,550  Phillips-Van Heusen Corp......  1,526,850
  71,000  Wolverine World Wide,
          Inc...........................  2,230,820
                                         ----------
                                         20,051,208
                                         ----------
          Retail--Discount Stores--1.2%
 561,550  Fred's, Inc...................  9,770,970
                                         ----------

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         December 31, 2004

Number of
 Shares                                 Value
---------                            ------------
          Common Stocks (Continued)
          Retail--Restaurants--1.2%
  90,840  BJ's Restaurants, Inc.*... $  1,271,760
 117,020  Buffalo Wild Wings, Inc.*.    4,073,466
 129,700  The Cheesecake Factory,
          Inc.*.....................    4,211,359
                                     ------------
                                        9,556,585
                                     ------------
          Retail--Specialty Stores--8.0%
 597,230  A.C. Moore Arts & Crafts,
          Inc.*.....................   17,206,196
 223,430  Columbia Sportswear
          Co.*......................   13,318,662
 402,880  Dick's Sporting Goods,
          Inc.*.....................   14,161,232
 269,730  Peet's Coffee & Tea, Inc.*    7,139,753
 107,430  School Specialty, Inc.*...    4,142,501
  77,330  West Marine, Inc.*........    1,913,918
 921,255  Wild Oats Markets, Inc.*..    8,116,257
                                     ------------
                                       65,998,519
                                     ------------
          Transportation--3.5%
 166,870  Kirby Corp.*..............    7,405,691
 106,500  Overnite Corp.............    3,966,060
 263,540  SCS Transportation, Inc.*.    6,158,930
 120,970  UTi Worldwide Inc.........    8,228,379
 137,710  Werner Enterprises, Inc...    3,117,754
                                     ------------
                                       28,876,814
                                     ------------
          Total Common Stocks
          (Cost $660,886,737).......  726,808,767
                                     ------------
          Warrants--0.0%
          Bank Holding Companies--0.0%
 230,410  Dime Bancorp, Inc. (a)*
          (Cost $66,112)............       43,778
                                     ------------

Number of
 Shares                                    Value
----------                              ------------
           Rights--0.0%
           Financial Services--0.0%
    36,540 Bank United Corp.*
           (Cost $0)................... $         --
                                        ------------
           Money Market Fund--1.6%
13,382,902 BNY Hamilton Money Fund
           (Hamilton Shares), 2.01% (b)
           (Cost $13,382,902)..........   13,382,902
                                        ------------
           Total Investments
           (Cost $674,335,751)(c)--
           89.6%.......................  740,235,447
           Other assets less
           liabilities--10.4%..........   85,940,065
                                        ------------
           Net Assets--100.0%.......... $826,175,512
                                        ------------

* Non-income producing security.
(a)Warrant has neither a strike price nor expiration date. Warrant represents potential distribution for a legal claim settlement.
(b)Represents annualized 7 day yield at December 31, 2004.
(c)The cost of investments for Federal income tax purposes is $675,534,526. At December 31, 2004, net unrealized appreciation was $64,700,921 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $103,623,566 and aggregate gross unrealized depreciation of $38,922,645.

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         Statement of Assets and Liabilities

         December 31, 2004

         Assets:
           Non-affiliated investments at market value,
            (Cost $660,952,849)........................... $726,852,545
           Affiliated investments at market value,
            (Cost $13,382,902)............................   13,382,902
           Cash...........................................      578,442
           Receivables:
            Capital stock sold............................   96,813,489
            Dividends.....................................      191,517
            Interest......................................       19,757
           Other assets...................................       18,701
                                                           ------------
            Total Assets..................................  837,857,353
                                                           ------------
         Liabilities:
           Payables:
            Capital stock repurchased.....................   10,956,410
            Services provided by The Bank of
             New York.....................................      510,582
           Accrued expenses and other liabilities.........      214,849
                                                           ------------
            Total Liabilities.............................   11,681,841
                                                           ------------
         Net Assets:...................................... $826,175,512
                                                           ------------
         Sources Of Net Assets:
           Capital stock @ par............................ $     53,237
           Paid in capital................................  757,066,322
           Accumulated net realized gain on
            investments...................................    3,156,257
           Net unrealized appreciation on
            investments...................................   65,899,696
                                                           ------------
         Net Assets....................................... $826,175,512
                                                           ------------
         Class A Shares
           Net assets..................................... $ 95,024,080
                                                           ------------
           Shares outstanding.............................    6,189,907
                                                           ------------
           Net asset value, offering price and repurchase
            price per share............................... $      15.35
           Maximum sales charge--5.25% of public
            offering price................................         0.85
                                                           ------------
           Maximum offering price......................... $      16.20
                                                           ------------
         Institutional Shares
           Net assets..................................... $731,151,432
                                                           ------------
           Shares outstanding.............................   47,047,056
                                                           ------------
           Net asset value, offering price and repurchase
            price per share............................... $      15.54
                                                           ------------
         Class A Shares authorized @ $.001 par value......  200,000,000
         Institutional Shares authorized @ $.001 par
          value...........................................  200,000,000

                            Statement of Operations

                     For the year ended December 31, 2004

           Investment Income:
             Dividends................................. $ 2,066,370
             Interest from affiliated fund.............     154,649
             Interest..................................      34,711
                                                        -----------
              Total Income.............................   2,255,730
                                                        -----------
           Expenses:
             Advisory..................................   4,961,037
             Administration............................     999,680
             12b-1 fee--Class A Shares.................     171,945
             Transfer agent............................     170,990
             Custodian.................................      81,452
             Registration and filings..................      58,357
             Legal.....................................      30,703
             Accounting services.......................      30,165
             Audit.....................................      29,242
             Reports to shareholders...................      25,598
             Directors.................................      21,514
             Insurance.................................       9,115
             Cash management...........................       7,746
             Other.....................................      25,119
                                                        -----------
              Total Expenses...........................   6,622,663
                                                        -----------
              Net Investment Loss......................  (4,366,933)
                                                        -----------
           Realized and Unrealized Gain on
            Investments:
             Net realized gain on investments..........  38,946,041
             Increase in unrealized appreciation/
              depreciation on investments..............   7,537,540
                                                        -----------
             Net realized and unrealized gain on
              investments..............................  46,483,581
                                                        -----------
             Net increase in net assets resulting from
              operations............................... $42,116,648
                                                        -----------

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         Statements of Changes in Net Assets

                                                                                      Year Ended December 31,
                                                                                    ---------------------------
                                                                                         2004          2003
                                                                                    -------------  ------------
Operations:
 Net investment loss............................................................... $  (4,366,933) $ (2,073,104)
 Net realized gain on investments..................................................    38,946,041    32,688,074
 Increase in unrealized appreciation/depreciation on
   investments.....................................................................     7,537,540    88,197,991
                                                                                    -------------  ------------
   Net increase in net assets resulting from operations............................    42,116,648   118,812,961
                                                                                    -------------  ------------
Distributions to Shareholders:
 Distributions from capital gains: Class A Shares..................................    (5,024,263)   (2,387,677)
                     Institutional Shares..........................................   (39,397,396)  (18,495,152)
                                                                                    -------------  ------------
                                                                                      (44,421,659)  (20,882,829)
                                                                                    -------------  ------------
Capital Stock Transactions:
 Proceeds from capital stock sold: Class A Shares..................................   124,588,691    35,521,535
                     Institutional Shares..........................................   636,954,283   160,826,635
 Proceeds from shares issued on reinvestment of
   distributions: Class A Shares...................................................     5,019,066     2,386,121
             Institutional Shares..................................................    37,396,582    17,224,886
 Value of capital stock repurchased: Class A Shares................................   (89,652,254)  (10,904,146)
                      Institutional Shares.........................................  (396,521,294)  (93,768,857)
                                                                                    -------------  ------------
 Net increase in net assets resulting from capital
   stock transactions..............................................................   317,785,074   111,286,174
                                                                                    -------------  ------------
   Increase in Net Assets..........................................................   315,480,063   209,216,306
Net Assets:
 Beginning of year.................................................................   510,695,449   301,479,143
                                                                                    -------------  ------------
 End of year....................................................................... $ 826,175,512  $510,695,449
                                                                                    -------------  ------------
Changes in Capital Stock Outstanding:
 Shares sold: Class A Shares.......................................................     8,486,332     2,637,445
         Institutional Shares......................................................    41,386,571    11,341,021
 Shares issued on reinvestment of distributions: Class
   A Shares........................................................................       336,018       159,488
             Institutional Shares..................................................     2,485,780     1,137,581
 Shares repurchased: Class A Shares................................................    (6,155,797)     (784,824)
             Institutional Shares..................................................   (26,010,954)   (7,153,146)
                                                                                    -------------  ------------
   Net increase....................................................................    20,527,950     7,337,565
 Shares outstanding, beginning of year.............................................    32,709,013    25,371,448
                                                                                    -------------  ------------
 Shares outstanding, end of year...................................................    53,236,963    32,709,013
                                                                                    -------------  ------------

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

         Financial Highlights

                                                                       Class A Shares
                                                      -----------------------------------------------
                                                                   Year Ended December 31,
                                                      -----------------------------------------------
                                                        2004      2003      2002      2001      2000
                                                      -------   -------   -------   -------   -------
PER SHARE DATA:
Net asset value at beginning of year................. $ 15.46   $ 11.79   $ 15.36   $ 17.68   $ 22.67
                                                      -------   -------   -------   -------   -------
Gain (loss) from investment operations
Net investment loss..................................   (0.14)    (0.12)    (0.11)    (0.11)    (0.17)
Net realized and unrealized gain (loss) on
  investments........................................    0.95      4.51     (3.26)    (1.99)    (0.37)
                                                      -------   -------   -------   -------   -------
 Total from investment operations....................    0.81      4.39     (3.37)    (2.10)    (0.54)
                                                      -------   -------   -------   -------   -------
Distributions
Distributions from capital gains.....................   (0.92)    (0.72)    (0.20)    (0.22)    (4.45)
                                                      -------   -------   -------   -------   -------
Net asset value at end of year....................... $ 15.35   $ 15.46   $ 11.79   $ 15.36   $ 17.68
                                                      -------   -------   -------   -------   -------
TOTAL RETURN:
Total investment return based on net asset value/(a)/    5.59%    37.46%   (21.90)%  (11.90)%   (1.61)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)............ $95,024   $54,456   $17,811   $14,132   $15,925
Ratio to average net assets of:
 Expenses............................................    1.23%     1.31%     1.32%     1.30%     1.28%
 Net investment loss.................................   (0.89)%   (0.82)%   (0.82)%   (0.67)%   (0.76)%
Portfolio turnover rate..............................      67%       42%       31%       53%       47%

(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

         BNY Hamilton Small Cap Growth Fund

                                                            Institutional Shares
                                           ----------------------------------------------------
                                                          Year Ended December 31,
                                           ----------------------------------------------------
                                              2004       2003       2002       2001       2000
                                           --------   --------   --------   --------   --------
PER SHARE DATA:
Net asset value at beginning of year...... $  15.63   $  11.89   $  15.53   $  17.83   $  22.78
                                           --------   --------   --------   --------   --------
Gain (loss) from investment operations
Net investment loss.......................    (0.10)     (0.07)     (0.08)     (0.07)     (0.12)
Net realized and unrealized gain (loss) on
  investments.............................     0.93       4.53      (3.36)     (2.01)     (0.38)
                                           --------   --------   --------   --------   --------
 Total from investment operations.........     0.83       4.46      (3.44)     (2.08)     (0.50)
                                           --------   --------   --------   --------   --------
Distributions
Distributions from capital gains..........    (0.92)     (0.72)     (0.20)     (0.22)     (4.45)
                                           --------   --------   --------   --------   --------
Net asset value at end of year............ $  15.54   $  15.63   $  11.89   $  15.53   $  17.83
                                           --------   --------   --------   --------   --------
TOTAL RETURN:
Total investment return based on net
  asset value/(a)/........................     5.59%     37.73%    (22.12)%   (11.69)%    (1.41)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted). $731,151   $456,239   $283,668   $348,753   $404,735
Ratio to average net assets of:
 Expenses.................................     0.98%      1.06%      1.06%      1.05%      1.04%
 Net investment loss......................    (0.63)%    (0.55)%    (0.58)%    (0.42)%    (0.51)%
Portfolio turnover rate...................       67%        42%        31%        53%        47%

(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

         BNY Hamilton Multi-Cap Equity Fund

         Schedule of Investments

         December 31, 2004

Number of
 Shares                                Value
---------                            ----------
          Common Stocks--97.0%
          Automotive--2.0%
  20,000  Harley-Davidson, Inc...... $1,215,000
                                     ----------
          Banking and Finance--6.7%
  11,000  M&T Bank Corp.............  1,186,240
  30,000  National City Corp........  1,126,500
  54,000  TCF Financial Corp........  1,735,560
                                     ----------
                                      4,048,300
                                     ----------
          Beverages, Food and Tobacco--4.9%
  30,000  General Mills, Inc........  1,491,300
  28,000  PepsiCo, Inc..............  1,461,600
                                     ----------
                                      2,952,900
                                     ----------
          Building and Building Products--6.6%
  25,000  Standard Pacific Corp.....  1,603,500
  55,000  Universal Forest Products,
          Inc.......................  2,387,000
                                     ----------
                                      3,990,500
                                     ----------
          Communications, Media and
          Entertainment--1.0%
  66,000  Insight Communications
          Co., Inc.*................    611,820
                                     ----------
          Computer Services--0.7%
 102,000  iGATE Corp.*..............    413,100
                                     ----------
          Computers--Micro--2.2%
  32,000  Dell Inc.*................  1,348,480
                                     ----------
          Computers--Software and
          Peripherals--2.2%
  50,000  Microsoft Corp............  1,335,500
                                     ----------
          Conglomerates--2.4%
  40,000  General Electric Co.......  1,460,000
                                     ----------

Number of
 Shares                                 Value
---------                             ----------
          Common Stocks (Continued)
          Education--1.9%
 65,000   DeVry, Inc.*............... $1,128,400
                                      ----------
          Electronic Equipment and
          Components--3.6%
 28,000   Analog Devices, Inc........  1,033,760
 65,000   Applied Materials, Inc.*...  1,111,500
                                      ----------
                                       2,145,260
                                      ----------
          Engineering Services--2.4%
 30,000   Jacobs Engineering Group,
          Inc.*......................  1,433,700
                                      ----------
          Financial Services--8.7%
 18,000   Capital One Financial
          Corp.......................  1,515,780
 30,000   CapitalSource, Inc. *......    770,100
 32,000   Citigroup, Inc.............  1,541,760
 55,000   NCO Group, Inc.*...........  1,421,750
                                      ----------
                                       5,249,390
                                      ----------
          Health Care Products and Services--6.2%
 25,000   Charles River Laboratories
          International, Inc.*.......  1,150,250
 20,000   Johnson & Johnson..........  1,268,400
 27,000   Stryker Corp...............  1,302,750
                                      ----------
                                       3,721,400
                                      ----------
          Insurance--3.1%
 15,000   Aetna, Inc.................  1,871,250
                                      ----------
          Machinery and Engineering--2.1%
 13,000   Caterpillar, Inc...........  1,267,630
                                      ----------

See notes to financial statements.

         BNY Hamilton Multi-Cap Equity Fund

         December 31, 2004

Number of
 Shares                               Value
---------                           ----------
          Common Stocks (Continued)
          Manufacturing--4.1%
 45,000   Cognex Corp.............. $1,255,500
 35,000   Honeywell International,
          Inc......................  1,239,350
                                    ----------
                                     2,494,850
                                    ----------
          Oil and Gas--10.9%
 30,000   Exxon Mobil Corp.........  1,537,800
 25,000   Noble Energy, Inc........  1,541,500
 40,000   Questar Corp.............  2,038,400
 25,000   Royal Dutch Petroleum Co.
          ADR......................  1,434,500
                                    ----------
                                     6,552,200
                                    ----------
          Pharmaceuticals--5.2%
 50,000   Bristol-Myers Squibb Co..  1,281,000
 25,000   Merck & Co., Inc.........    803,500
 40,000   Pfizer, Inc..............  1,075,600
                                    ----------
                                     3,160,100
                                    ----------
          Resorts and Entertainment--2.4%
 51,000   The Walt Disney Co.......  1,417,800
                                    ----------
          Retail--Specialty Stores--4.4%
 23,000   Lowe's Cos., Inc.........  1,324,570
 35,000   Walgreen Co..............  1,342,950
                                    ----------
                                     2,667,520
                                    ----------
          Telecommunications--3.0%
 30,000   AT&T Corp................    571,800
 30,000   MCI, Inc.................    604,800
 24,000   SBC Communications,
          Inc......................    618,480
                                    ----------
                                     1,795,080
                                    ----------

Number of
 Shares                                     Value
---------                                -----------
          Common Stocks (Continued)
          Utilities--Gas and Electric--10.3%
   22,000 Dominion Resources, Inc....... $ 1,490,280
   32,000 KeySpan Corp..................   1,262,400
   17,000 Kinder Morgan, Inc............   1,243,210
  160,124 The AES Corp.*................   2,188,895
                                         -----------
                                           6,184,785
                                         -----------
          Total Common Stocks
          (Cost $43,642,423)............  58,464,965
                                         -----------
          Money Market Fund--3.1%
1,894,885 BNY Hamilton Money Fund
          (Hamilton Shares), 2.01%(a)
          (Cost $1,894,885).............   1,894,885
                                         -----------
          Total Investments
          (Cost $45,537,308)(b)--
          100.1%........................  60,359,850
          Liabilities in excess of other
          assets--(0.1%)................     (85,955)
                                         -----------
          Net Assets--100.0%............ $60,273,895
                                         -----------

ADRAmerican Depositary Receipt.
*  Non-income producing security.
(a)Represents annualized 7 day yield at December 31, 2004.
(b)The cost of investments for Federal income tax purposes is $45,758,875. At December 31, 2004 net unrealized appreciation was $14,600,975 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $17,067,398 and aggregate gross unrealized depreciation of $2,466,423.

See notes to financial statements.

         BNY Hamilton Multi-Cap Equity Fund

         Statement of Assets and Liabilities

         December 31, 2004

          Assets:
            Non-affiliated investments at market value,
             (Cost $43,642,423)......................... $ 58,464,965
            Affiliated investments at market value,
             (Cost $1,894,885)..........................    1,894,885
            Receivables:
             Capital stock sold.........................      379,194
             Dividends..................................       41,145
             Interest...................................        3,658
            Other assets................................       12,856
                                                         ------------
             Total Assets...............................   60,796,703
                                                         ------------
          Liabilities:
            Payables:
             Investments purchased......................      409,132
             Capital stock repurchased..................       31,652
             Services provided by The Bank of New
              York......................................        7,386
            Accrued expenses and other liabilities......       74,638
                                                         ------------
             Total Liabilities..........................      522,808
                                                         ------------
          Net Assets:................................... $ 60,273,895
                                                         ------------
          Sources Of Net Assets:
            Capital stock @ par......................... $      4,232
            Paid in capital.............................   51,706,720
            Accumulated net realized loss on
             investments................................   (6,259,599)
            Net unrealized appreciation on
             investments................................   14,822,542
                                                         ------------
             Net Assets................................. $ 60,273,895
                                                         ------------
          Class A Shares:
            Net assets.................................. $ 60,273,895
                                                         ------------
            Shares outstanding..........................    4,231,950
                                                         ------------
            Net asset value, offering price and
             repurchase price per share................. $      14.24
            Maximum sales charge--5.25% of public
             offering price.............................         0.79
                                                         ------------
            Maximum offering price...................... $      15.03
                                                         ------------
          Class A Shares authorized @ $.001 par
           value........................................  200,000,000

                            Statement of Operations

                     For the year ended December 31, 2004

           Investment Income:
             Dividends (net of foreign withholding taxes
              of $7,911)................................. $  898,686
             Interest....................................     33,530
             Interest from affiliated fund...............     12,732
                                                          ----------
              Total Income...............................    944,948
                                                          ----------
           Expenses:
             Advisory....................................    403,876
             12b-1 fee--Class A Shares...................    134,626
             Administration..............................     87,505
             Transfer agent..............................     32,126
             Accounting services.........................     30,165
             Registration and filings....................     29,170
             Directors...................................     21,275
             Custodian...................................     14,703
             Audit.......................................     12,939
             Reports to shareholders.....................      7,573
             Legal.......................................      2,321
             Other.......................................      2,311
                                                          ----------
              Total Expenses.............................    778,590
             Fees waived by The Bank of New York
              (Note 3)...................................   (105,461)
                                                          ----------
              Net Expenses...............................    673,129
                                                          ----------
              Net Investment Income......................    271,819
                                                          ----------
           Realized and Unrealized Gain on
            Investments:
             Net realized gain on investments............  3,102,783
             Increase in unrealized appreciation/
              depreciation on investments................  2,773,083
                                                          ----------
             Net realized and unrealized gain on
              investments................................  5,875,866
                                                          ----------
             Net increase in net assets resulting from
              operations................................. $6,147,685
                                                          ----------

See notes to financial statements.

         BNY Hamilton Multi-Cap Equity Fund

         Statements of Changes in Net Assets

                                                                                              Year Ended December 31,
                                                                                             -------------------------
                                                                                                 2004          2003
                                                                                             ------------  -----------
Operations:
  Net investment income..................................................................... $    271,819  $   157,642
  Net realized gain on investments..........................................................    3,102,783    2,547,817
  Increase in unrealized appreciation/depreciation on investments...........................    2,773,083   10,653,050
                                                                                             ------------  -----------
   Net increase in net assets resulting from operations.....................................    6,147,685   13,358,509
                                                                                             ------------  -----------
Dividends to Shareholders:
  Dividends from net investment income: Class A Shares......................................     (281,329)    (154,882)
                                                                                             ------------  -----------
Capital Stock Transactions:
  Proceeds from capital stock sold: Class A Shares..........................................   16,209,137    3,141,459
  Proceeds from shares issued on reinvestment of dividends: Class A Shares..................      276,143      151,899
  Value of capital stock repurchased: Class A Shares........................................  (17,010,896)  (8,541,438)
                                                                                             ------------  -----------
  Net decrease in net assets resulting from capital stock transactions......................     (525,616)  (5,248,080)
                                                                                             ------------  -----------
   Increase in Net Assets...................................................................    5,340,740    7,955,547
Net Assets:
  Beginning of year.........................................................................   54,933,155   46,977,608
                                                                                             ------------  -----------
  End of year (includes undistributed net investment income of $2,760 at December 31, 2003). $ 60,273,895  $54,933,155
                                                                                             ------------  -----------
Changes in Capital Stock Outstanding:
  Shares sold: Class A Shares...............................................................    1,209,313      287,993
  Shares issued on reinvestment of dividends: Class A Shares................................       19,620       12,142
  Shares repurchased: Class A Shares........................................................   (1,285,412)    (820,512)
                                                                                             ------------  -----------
   Net decrease.............................................................................      (56,479)    (520,377)
  Shares outstanding, beginning of year.....................................................    4,288,429    4,808,806
                                                                                             ------------  -----------
  Shares outstanding, end of year...........................................................    4,231,950    4,288,429
                                                                                             ------------  -----------

See notes to financial statements.

         BNY Hamilton Multi-Cap Equity Fund

         Financial Highlights

                                                                 Class A Shares
                                                       ------------------------------
                                                          Year Ended      For the Period
                                                         December 31,    October 7, 2002*
                                                       ----------------       Through
                                                         2004     2003   December 31, 2002
                                                       -------  -------  -----------------
PER SHARE DATA:
Net asset value at beginning of period................ $ 12.81  $  9.77       $  8.59
                                                       -------  -------       -------
Gain from investment operations
Net investment income.................................    0.07     0.04            --/(1)/
Net realized and unrealized gain on investments.......    1.43     3.04          1.18
                                                       -------  -------       -------
 Total from investment operations.....................    1.50     3.08          1.18
                                                       -------  -------       -------
Dividends
Dividends from net investment income..................   (0.07)   (0.04)           --/(1)/
                                                       -------  -------       -------
Net asset value at end of year........................ $ 14.24  $ 12.81       $  9.77
                                                       -------  -------       -------
TOTAL RETURN:
Total investment return based on net asset value/(a)/.   11.72%   31.50%        13.78%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)............. $60,274  $54,933       $46,978
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York....    1.25%    1.25%         1.25%***
 Expenses, prior to waiver from The Bank of New York..    1.45%    1.55%         1.50%***
 Net investment income, net of waiver from The Bank of
   New York...........................................    0.50%    0.32%         0.09%***
Portfolio turnover rate...............................      22%      24%            9%

(1)Less than $0.01 per share.
*  Commencement of investment operations.
** Not annualized.
***Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Equity Income Fund

         Schedule of Investments

         December 31, 2004

Number of
 Shares                                  Value
---------                             -----------
          Common Stocks--86.1%
          Aerospace and Defense--2.2%
  80,000  United Technologies Corp... $ 8,268,000
                                      -----------
          Banking and Finance--6.0%
 170,000  Bank of America Corp.......   7,988,300
  90,000  Fifth Third Bancorp........   4,255,200
 100,000  Wachovia Corp..............   5,260,000
  80,000  Wells Fargo & Co...........   4,972,000
                                      -----------
                                       22,475,500
                                      -----------
          Beverages--Food and Tobacco--3.9%
  90,000  Campbell Soup Co...........   2,690,100
 137,900  PepsiCo, Inc...............   7,198,380
 120,000  The Coca-Cola Co...........   4,995,600
                                      -----------
                                       14,884,080
                                      -----------
          Biosciences--1.2%
  68,400  Amgen, Inc.*...............   4,387,860
                                      -----------
          Chemicals--4.4%
 100,000  Air Products and Chemicals,
          Inc........................   5,797,000
 150,000  duPont (E.I.) de Nemours
          & Co.......................   7,357,500
  75,000  Rohm and Haas Co...........   3,317,250
                                      -----------
                                       16,471,750
                                      -----------
          Commercial Services--1.0%
 150,000  ARAMARK Corp.,
          Class B....................   3,976,500
                                      -----------
          Communications, Media and
          Entertainment--1.8%
  70,000  Univision Communications
          Inc.*......................   2,048,900
 131,380  Viacom Inc., Class B*......   4,780,918
                                      -----------
                                        6,829,818
                                      -----------

Number of
 Shares                                 Value
---------                            -----------
          Common Stocks (Continued)
          Computers--Micro--3.5%
  80,000  CDW Corp.................. $ 5,308,000
  78,500  International Business
          Machines Corp. (IBM)......   7,738,530
                                     -----------
                                      13,046,530
                                     -----------
          Computers--Software and
          Peripherals--4.1%
 200,000  Cisco Systems, Inc.*......   3,860,000
 325,000  EMC Corp.*................   4,832,750
 250,000  Microsoft Corp............   6,677,500
                                     -----------
                                      15,370,250
                                     -----------
          Conglomerates--2.9%
 300,000  General Electric Co.......  10,950,000
                                     -----------
          Consumer Goods and Services--1.0%
 200,000  Mattel, Inc...............   3,898,000
                                     -----------
          Data Processing Systems--1.0%
  90,000  First Data Corp...........   3,828,600
                                     -----------
          Electronic Equipment and
          Components--3.3%
 110,000  Emerson Electric Co.......   7,711,000
 200,000  Intel Corp................   4,678,000
                                     -----------
                                      12,389,000
                                     -----------
          Financial Services--5.1%
 150,000  Citigroup, Inc............   7,227,000
 100,000  Merrill Lynch & Co., Inc..   5,977,000
 110,000  Morgan Stanley............   6,107,200
                                     -----------
                                      19,311,200
                                     -----------
          Health Care Products and Services--7.9%
 105,000  Abbott Laboratories.......   4,898,250
 100,000  Caremark Rx, Inc.*........   3,943,000
  85,000  Johnson & Johnson.........   5,390,700

See notes to financial statements.

         BNY Hamilton Equity Income Fund

         December 31, 2004

Number of
 Shares                                 Value
---------                            -----------
          Common Stocks (Continued)
  50,000  Medtronic, Inc............ $ 2,483,500
  57,000  Wellpoint, Inc.*..........   6,555,000
 150,000  Wyeth.....................   6,388,500
                                     -----------
                                      29,658,950
                                     -----------
          Household and Personal Care
          Products--2.9%
 100,000  International Flavors
          & Fragrances Inc..........   4,284,000
  25,000  The Gillette Co...........   1,119,500
 100,000  The Procter & Gamble
          Co........................   5,508,000
                                     -----------
                                      10,911,500
                                     -----------
          Insurance--2.5%
  87,800  American International
          Group, Inc................   5,765,826
  66,150  Prudential Financial, Inc.   3,635,604
                                     -----------
                                       9,401,430
                                     -----------
          Machinery and Engineering--1.2%
  65,000  Eaton Corp................   4,703,400
                                     -----------
          Manufacturing--1.7%
  67,500  3M Co.....................   5,539,725
  30,000  Honeywell International,
          Inc.......................   1,062,300
                                     -----------
                                       6,602,025
                                     -----------
          Oil and Gas--7.0%
  60,000  BP PLC ADR................   3,504,000
  80,000  ChevronTexaco Corp........   4,200,800
 150,000  Exxon Mobil Corp..........   7,689,000
  50,000  Royal Dutch Petroleum Co.
          ADR.......................   2,869,000
  62,500  Schlumberger Ltd..........   4,184,375

Number of
 Shares                                 Value
---------                            -----------
          Common Stocks (Continued)
  75,000  The Williams Cos., Inc.... $ 1,221,750
  25,500  Total SA ADR..............   2,800,920
                                     -----------
                                      26,469,845
                                     -----------
          Pharmaceuticals--4.7%
 130,000  Celgene Corp.*............   3,448,900
 127,659  Gilead Sciences, Inc.*....   4,466,788
 230,000  Pfizer, Inc...............   6,184,700
 125,000  Teva Pharmaceutical
          Industries Ltd. ADR.......   3,732,500
                                     -----------
                                      17,832,888
                                     -----------
          Real Estate Investment Trusts--2.1%
  40,000  Boston Properties, Inc....   2,586,800
  70,000  Duke Realty Corp..........   2,389,800
  80,000  Equity Residential........   2,894,400
                                     -----------
                                       7,871,000
                                     -----------
          Retail--Department Stores--1.3%
 100,000  Kohl's Corp.*.............   4,917,000
                                     -----------
          Retail--Discount Stores--1.4%
 100,000  Wal-Mart Stores, Inc......   5,282,000
                                     -----------
          Retail--Restaurants--0.9%
  90,000  Wendy's International,
          Inc.......................   3,533,400
                                     -----------
          Retail--Specialty Stores--1.2%
 125,000  PETsMART, Inc.............   4,441,250
                                     -----------
          Retail and Wholesale Distribution--1.0%
 100,000  SYSCO Corp................   3,817,000
                                     -----------
          Telecommunications--2.0%
  72,255  Motorola, Inc.............   1,242,786
 250,000  Sprint Corp. (FON Group)..   6,212,500
                                     -----------
                                       7,455,286
                                     -----------

See notes to financial statements.

         BNY Hamilton Equity Income Fund

         December 31, 2004

Number of
 Shares                                   Value
---------                              ------------
          Common Stocks (Continued)
          Transportation--3.7%
 135,000  CSX Corp.................... $  5,410,800
 100,000  United Parcel Service, Inc.,
          Class B.....................    8,546,000
                                       ------------
                                         13,956,800
                                       ------------
          Utilities--Gas and Electric--2.4%
  81,700  Dominion Resources, Inc.....    5,534,358
  80,000  Exelon Corp.................    3,525,600
                                       ------------
                                          9,059,958
                                       ------------
          Waste Management--0.8%
 100,000  Waste Management, Inc.......    2,994,000
                                       ------------
          Total Common Stocks
          (Cost $271,990,915).........  324,994,820
                                       ------------
          Convertible Preferred
          Stocks--8.3%
          Business Equipment and Services--2.0%
  50,000  Xerox Corp. DECS............    7,390,500
                                       ------------
          Health Care Products and Services--1.2%
  80,000  Baxter International, Inc.,
          PEPS*.......................    4,516,800
                                       ------------
          Insurance--2.6%
  80,000  The Hartford Financial
          Services Group, Inc. PEPS...    5,276,000
 200,000  Travelers Property Casualty
          Corp. Pfd...................    4,606,000
                                       ------------
                                          9,882,000
                                       ------------
          Media--1.1%
   4,000  Radio One, Inc. Pfd.........    4,080,000
                                       ------------
          Utilities--Gas and Electric--1.4%
  90,000  FPL Group, Inc. DECS........    5,421,600
                                       ------------
          Total Convertible
          Preferred Stocks
          (Cost $27,260,110)..........   31,290,900
                                       ------------

 Principal
  Amount                                       Value
-----------                                ------------
            Convertible Bonds--2.2%
            Communications, Media and
            Entertainment--1.4%
$ 5,000,000 Echostar Communications
            Corp.
            5.75%, 5/15/08................ $  5,143,750
                                           ------------
            Telecommunications--0.8%
  2,500,000 Corning, Inc.
            3.50%, 11/01/08...............    3,046,875
                                           ------------
            Total Convertible Bonds
            (Cost $7,143,348).............    8,190,625
                                           ------------
 Number of
  Shares
-----------
            Money Market Fund--3.4%
 12,761,304 BNY Hamilton Money Fund
            (Hamilton Shares), 2.01%(a)
            (Cost $12,761,304)............   12,761,304
                                           ------------
            Total Investments
            (Cost $319,155,677)(b)--
            100.0%........................  377,237,649
            Liabilities in excess of other
            assets--0.0%..................     (145,156)
                                           ------------
            Net Assets--100.0%............ $377,092,493
                                           ------------

ADR   American Depositary Receipt.
DECS  Dividend Enhanced Convertible Stock.
PEPS  Premium Exchangeable Participating Securities.
*     Non-income producing security.
(a)   Represents annualized 7 day yield at December 31, 2004.
(b) The cost of investments for Federal income tax purposes is $319,225,766. At December 31, 2004, net unrealized appreciation was $58,011,883 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $66,316,344 and aggregate gross unrealized depreciation of $8,304,461.

See notes to financial statements.

         BNY Hamilton Equity Income Fund

         Statement of Assets and Liabilities

         December 31, 2004

     Assets:
      Non-affiliated investments at market value,
       (Cost $306,394,373).................................... $364,476,345
      Affiliated investments at market value,
       (Cost $12,761,304).....................................   12,761,304
      Receivables:
        Investments sold......................................      891,352
        Dividends.............................................      512,348
        Capital stock sold....................................      259,394
        Interest..............................................       72,906
      Other assets............................................       17,251
                                                               ------------
        Total Assets..........................................  378,990,900
                                                               ------------
     Liabilities:
      Payables:
        Investments purchased.................................    1,378,900
        Services provided by The Bank of New York.............      197,895
        Capital stock repurchased.............................      172,111
      Accrued expenses and other liabilities..................      149,501
                                                               ------------
        Total Liabilities.....................................    1,898,407
                                                               ------------
     Net Assets:.............................................. $377,092,493
                                                               ------------
     Sources of Net Assets:
      Capital stock @ par..................................... $     28,448
      Paid in capital.........................................  316,682,794
      Undistributed net investment income.....................       26,128
      Accumulated net realized gain on investments............    2,273,151
      Net unrealized appreciation on investments..............   58,081,972
                                                               ------------
     Net Assets............................................... $377,092,493
                                                               ------------
     Class A Shares:
      Net assets.............................................. $ 33,719,790
                                                               ------------
      Shares outstanding......................................    2,550,241
                                                               ------------
      Net asset value, offering price and repurchase price per
       share.................................................. $      13.22
      Maximum sales charge--5.25% of public offering price....         0.73
                                                               ------------
      Maximum offering price.................................. $      13.95
                                                               ------------
     Class C Shares
      Net assets.............................................. $     26,569
                                                               ------------
      Shares outstanding......................................        2,010
                                                               ------------
      Net asset value, offering price and repurchase price per
       share.................................................. $      13.22
                                                               ------------
     Institutional Shares:
      Net assets.............................................. $343,346,134
                                                               ------------
      Shares outstanding......................................   25,895,254
                                                               ------------
      Net asset value, offering price and repurchase price per
       share.................................................. $      13.26
                                                               ------------
      Class A Shares authorized @ $.001 par value.............  200,000,000
      Class C Shares authorized @ $.001 par value.............  200,000,000
      Institutional Shares authorized @ $.001 par value.......  200,000,000

                            Statement of Operations

                     For the year ended December 31, 2004

         Investment Income:
           Dividends (net of foreign withholding taxes of
            $53,305)....................................... $10,632,120
           Interest........................................     697,313
           Interest from affiliated fund...................      93,119
                                                            -----------
            Total Income...................................  11,422,552
                                                            -----------
         Expenses:
           Advisory........................................   2,213,555
           Administration..................................     594,369
           Transfer agent..................................     147,829
           12b-1 fee--Class A Shares.......................      83,228
                 Class C Shares............................         139
           Custodian.......................................      42,812
           Accounting services.............................      30,184
           Registration and filings........................      29,614
           Directors.......................................      21,420
           Audit...........................................      20,014
           Legal...........................................      19,271
           Reports to shareholders.........................      13,068
           Insurance.......................................       7,361
           Cash management.................................       5,336
           Other...........................................       5,119
                                                            -----------
            Total Expenses.................................   3,233,319
                                                            -----------
            Net Investment Income..........................   8,189,233
                                                            -----------
         Realized and Unrealized Gain on
          Investments and Written Options:
           Net realized gain:
            Investments....................................  14,273,696
            Written Options................................     896,042
                                                            -----------
           Net realized gain on investments and written
            options........................................  15,169,738
                                                            -----------
           Increase in unrealized
            appreciation/depreciation on:
            Investments....................................   9,192,687
            Written Options................................      29,801
                                                            -----------
           Increase in unrealized
            appreciation/depreciation on investments.......   9,222,488
                                                            -----------
           Net realized and unrealized gain on investments
            and written options............................  24,392,226
                                                            -----------
           Net increase in net assets resulting from
            operations..................................... $32,581,459
                                                            -----------

See notes to financial statements.

         BNY Hamilton Equity Income Fund

         Statements of Changes in Net Assets


                                                                                                        Year Ended December 31,
                                                                                                      --------------------------
                                                                                                          2004          2003
                                                                                                      ------------  ------------
Operations:
 Net investment income............................................................................... $  8,189,233  $  8,743,981
 Net realized gain on investments and written options................................................   15,169,738    17,021,895
 Increase in unrealized appreciation/depreciation on
   investments.......................................................................................    9,222,488    49,128,247
                                                                                                      ------------  ------------
   Net increase in net assets resulting from operations..............................................   32,581,459    74,894,123
                                                                                                      ------------  ------------
Dividends To Shareholders:
 Dividends from net investment income: Class A Shares................................................     (579,967)     (557,818)
                         Class C Shares..............................................................         (165)           --
                         Institutional Shares........................................................   (6,669,856)   (7,131,719)
                                                                                                      ------------  ------------
                                                                                                        (7,249,988)   (7,689,537)
                                                                                                      ------------  ------------
Capital Stock Transactions:
 Proceeds from capital stock sold: Class A Shares....................................................    4,259,106     2,280,622
                     Class C Shares..................................................................       25,010            --
                     Institutional Shares............................................................   37,767,252    27,723,431
 Proceeds from shares issued on reinvestment of
   dividends: Class A Shares.........................................................................      532,368       511,372
                                    Class C Shares...................................................          160            --
                                    Institutional Shares.............................................    2,250,964     2,533,828
 Value of capital stock repurchased: Class A Shares..................................................   (6,845,639)   (4,322,384)
                      Institutional Shares...........................................................  (67,413,434)  (74,860,378)
                                                                                                      ------------  ------------
 Net decrease in net assets resulting from capital
   stock transactions................................................................................  (29,424,213)  (46,133,509)
                                                                                                      ------------  ------------
   Increase (decrease) in Net Assets.................................................................   (4,092,742)   21,071,077
Net Assets:
 Beginning of year...................................................................................  381,185,235   360,114,158
                                                                                                      ------------  ------------
 End of year (includes undistributed net investment
   income of $26,128 at December 31, 2004 and $382 at
   December 31, 2003)................................................................................ $377,092,493  $381,185,235
                                                                                                      ------------  ------------
Changes in Capital Stock Outstanding:
 Shares sold: Class A Shares.........................................................................      343,698       208,192
         Class C Shares..............................................................................        1,997            --
         Institutional Shares........................................................................    2,996,467     2,558,986
 Shares issued on reinvestment of dividends: Class A
   Shares............................................................................................       42,647        46,726
                           Class C Shares............................................................           13            --
                           Institutional Shares......................................................      179,895       231,122
 Shares repurchased: Class A Shares..................................................................     (552,096)     (396,347)
             Institutional Shares....................................................................   (5,388,138)   (6,659,421)
                                                                                                      ------------  ------------
   Net decrease......................................................................................   (2,375,517)   (4,010,742)
 Shares outstanding, beginning of year...............................................................   30,823,022    34,833,764
                                                                                                      ------------  ------------
 Shares outstanding, end of year.....................................................................   28,447,505    30,823,022
                                                                                                      ------------  ------------

See notes to financial statements.

         BNY Hamilton Equity Income Fund

         Financial Highlights

                                                                      Class A Shares
                                                      ---------------------------------------------
                                                                  Year End December 31,
                                                      ---------------------------------------------
                                                        2004     2003     2002      2001      2000
                                                      -------  -------  -------   -------   -------
PER SHARE DATA:
Net asset value at beginning of year................. $ 12.33  $ 10.31  $ 12.90   $ 15.73   $ 16.47
                                                      -------  -------  -------   -------   -------
Gain (loss) from investment operations
Net investment income................................    0.25     0.23     0.25      0.26      0.26
Net realized and unrealized gain (loss) on
  investments........................................    0.86     1.99    (2.58)    (2.60)     0.74
                                                      -------  -------  -------   -------   -------
 Total from investment operations....................    1.11     2.22    (2.33)    (2.34)     1.00
                                                      -------  -------  -------   -------   -------
Dividends and distributions
Dividends from net investment income.................   (0.22)   (0.20)   (0.23)    (0.25)    (0.25)
Distributions from capital gains.....................      --       --    (0.03)    (0.24)    (1.49)
                                                      -------  -------  -------   -------   -------
 Total dividends and distributions...................   (0.22)   (0.20)   (0.26)    (0.49)    (1.74)
                                                      -------  -------  -------   -------   -------
Net asset value at end of year....................... $ 13.22  $ 12.33  $ 10.31   $ 12.90   $ 15.73
                                                      -------  -------  -------   -------   -------
TOTAL RETURN:
Total investment return based on net asset value/(a)/    9.11%   21.82%  (18.25)%  (15.01)%    6.26%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)............ $33,720  $33,501  $29,462   $27,363   $35,129
Ratio to average net assets of:
 Expenses............................................    1.10%    1.16%    1.15%     1.12%     1.10%
 Net investment income...............................    1.99%    2.12%    2.16%     1.90%     1.56%
Portfolio turnover rate..............................      40%      24%      29%       41%       35%

(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

         BNY Hamilton Equity Income Fund

                                                           Class C Shares
                                                          -----------------
                                                           For the Period
                                                            June 9, 2004*
                                                               Through
                                                          December 31, 2004
                                                          -----------------
    PER SHARE DATA:
    Net asset value at beginning of period...............      $12.52
                                                               ------
    Gain from investment operations
    Net investment income................................        0.10
    Net realized and unrealized loss on investments......        0.68
                                                               ------
     Total from investment operations....................        0.78
                                                               ------
    Dividends
    Dividends from net investment income.................       (0.08)
                                                               ------
    Net asset value at end of year.......................      $13.22
                                                               ------
    TOTAL RETURN:
    Total investment return based on net asset value/(a)/        7.05%**
    RATIOS/SUPPLEMENTAL DATA:
    Net assets at end of year (000's omitted)............      $   27
    Ratio to average net assets of:
     Expenses............................................        1.82%***
     Net investment income...............................        1.38%***
    Portfolio turnover rate..............................          40%

*  Commencement of investment operations.
** Not annualized.
***Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Equity Income Fund

                                                          Institutional Shares
                                           --------------------------------------------------
                                                          Year End December 31,
                                           --------------------------------------------------
                                             2004      2003       2002       2001      2000
                                           --------  --------  --------   --------   --------
PER SHARE DATA:
Net asset value at beginning of year...... $  12.37  $  10.34  $  12.94   $  15.78   $  16.51
                                           --------  --------  --------   --------   --------
Gain (loss) from investment operations
Net investment income.....................     0.28      0.26      0.28       0.30       0.30
Net realized and unrealized gain (loss) on
  investments.............................     0.86      2.00     (2.59)     (2.62)      0.75
                                           --------  --------  --------   --------   --------
 Total from investment operations.........     1.14      2.26     (2.31)     (2.32)      1.05
                                           --------  --------  --------   --------   --------
Dividends and distributions
Dividends from net investment income......    (0.25)    (0.23)    (0.26)     (0.28)     (0.29)
Distributions from capital gains..........       --        --     (0.03)     (0.24)     (1.49)
                                           --------  --------  --------   --------   --------
 Total dividends and distributions........    (0.25)    (0.23)    (0.29)     (0.52)     (1.78)
                                           --------  --------  --------   --------   --------
Net asset value at end of year............ $  13.26  $  12.37  $  10.34   $  12.94   $  15.78
                                           --------  --------  --------   --------   --------
TOTAL RETURN:
Total investment return based on net
  asset value/(a)/........................     9.35%    22.17%   (18.05)%   (14.82)%     6.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted). $343,346  $347,684  $330,652   $424,070   $529,486
Ratio to average net assets of:
 Expenses.................................     0.85%     0.91%     0.89%      0.87%      0.85%
 Net investment income....................     2.24%     2.36%     2.43%      2.16%      1.81%
Portfolio turnover rate...................       40%       24%       29%        41%        35%

(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

         BNY Hamilton International Equity Fund

         Schedule of Investments

         December 31, 2004

Number of
 Shares                                   US$ Value
---------                                -----------
          Common Stocks--98.5%
          Australia--5.0%
  15,150  Ansell Ltd. ADR............... $   424,215
  42,299  BHP Ltd. ADR..................   1,016,022
  14,850  Coles Myer Ltd. ADR...........     913,572
  17,700  Commonwealth Bank of
          Australia ADR.................   1,336,168
 190,500  Foster's Group Ltd. ADR.......     864,641
 137,300  Lend Lease Corp. Ltd.
          ADR...........................   1,426,095
  12,040  National Australia Bank Ltd.
          ADR...........................   1,349,443
  85,447  Newcrest Mining Ltd.
          ADR...........................   1,168,838
   3,319  Rio Tinto Ltd. ADR............     407,125
  18,320  Westpac Banking Corp.
          ADR...........................   1,391,038
  52,905  Woodside Petroleum Ltd.
          ADR...........................     833,592
                                         -----------
                                          11,130,749
                                         -----------
          Austria--0.4%
  29,600  Erste Bank der oesterreichisch
          Sparkassen ADR................     790,595
                                         -----------
          Belgium--1.3%
   8,900  Delhaize Group ADR............     675,065
  52,600  Fortis ADR....................   1,454,953
   7,200  Solvay SA ADR.................     792,714
                                         -----------
                                           2,922,732
                                         -----------
          Denmark--0.7%
  26,400  Danske Bank A/S ADR...........     809,239
  15,000  Novo Nordisk A/S ADR..........     813,900
                                         -----------
                                           1,623,139
                                         -----------

Number of
 Shares                             US$ Value
---------                          -----------
          Common Stocks (Continued)
          Finland--1.4%
  39,600  Metso Corp. ADR......... $   634,392
 120,100  Nokia Corp. ADR.........   1,881,967
  25,900  UPM-Kymmene Oyj
          ADR.....................     578,088
                                   -----------
                                     3,094,447
                                   -----------
          France--9.3%
  32,700  Alcatel SA ADR..........     511,101
 160,800  Alstom SA ADR...........     122,398
  45,300  Axa ADR.................   1,121,175
  44,400  BNP Paribas SA ADR......   1,608,346
  36,506  Business Objects SA ADR*     925,062
  44,800  France Telecom SA ADR...   1,481,984
  55,000  Groupe Danone ADR.......   1,014,200
   8,850  L'Air Liquide SA ADR....     327,199
  63,500  L'Oreal SA ADR..........     964,108
  38,824  Lafarge SA ADR..........     937,600
  15,700  PSA Peugeot Citroen
          ADR.....................     996,589
  15,700  Publicis Groupe ADR.....     513,861
  52,800  Sanofi-Synthelabo SA
          ADR.....................   2,114,640
  60,945  Societe Generale ADR....   1,233,478
   9,700  Sodexho Alliance SA ADR.     296,723
   7,200  Technip SA ADR..........     336,096
  32,913  Thomson ADR.............     873,840
  28,612  Total SA ADR............   3,142,742
  36,500  Veolia Environnement
          ADR.....................   1,330,425
  30,960  Vivendi Universal SA
          ADR*....................     992,887
                                   -----------
                                    20,844,454
                                   -----------

See notes to financial statements.

         BNY Hamilton International Equity Fund

         December 31, 2004

Number of
 Shares                                US$ Value
---------                             -----------
          Common Stocks (Continued)
          Germany--6.9%
  92,000  Allianz AG ADR............. $ 1,222,680
  15,300  BASF AG ADR................   1,101,906
  20,600  Bayer AG ADR...............     699,988
  50,000  Bayerische Hypo-und
          Vereinsbank AG ADR*........   1,137,010
  20,900  DaimlerChrysler AG.........   1,004,245
  13,823  Deutsche Bank AG...........   1,230,385
  26,100  Deutsche Lufthansa AG
          ADR........................     382,767
  64,700  Deutsche Telekom AG
          ADR*.......................   1,467,396
  15,309  E.On AG ADR................   1,393,119
  13,100  ProSiebenSat.1 Media AG
          ADR........................     474,356
   1,000  Puma AG Rudolf Dassler
          Sport ADR..................     273,073
  15,300  RWE AG ADR.................     844,338
  24,580  SAP AG ADR.................   1,086,682
  10,400  Schering AG ADR............     772,200
  19,842  Siemens AG ADR.............   1,680,022
  68,000  Volkswagen AG ADR..........     616,502
                                      -----------
                                       15,386,669
                                      -----------
          Greece--0.5%
  92,560  Alpha Bank A.E. ADR........     807,086
  43,800  Hellenic Telecommunications
          Organization SA ADR........     385,440
                                      -----------
                                        1,192,526
                                      -----------
          Hong Kong--1.6%
  14,000  Cheung Kong (Holdings) Ltd.
          ADR........................     139,591
 149,000  CLP Holdings Ltd. ADR......     856,884

Number of
 Shares                                US$ Value
---------                              ----------
          Common Stocks (Continued)
  51,400  Hang Seng Bank Ltd. ADR..... $  714,193
  10,400  Hutchison Whampoa Ltd.
          ADR.........................    486,703
  30,600  MTR Corp Ltd. ADR...........    490,139
 100,000  Sun Hung Kai Properties Ltd.
          ADR.........................  1,000,300
                                       ----------
                                        3,687,810
                                       ----------
          Ireland--0.9%
  21,800  Allied Irish Bank PLC
          ADR.........................    899,904
   8,575  Bank of Ireland ADR.........    572,296
   9,700  CRH PLC ADR.................    259,863
   5,800  Ryanair Holdings PLC
          ADR*........................    236,350
                                       ----------
                                        1,968,413
                                       ----------
          Italy--4.3%
  28,480  Enel SpA ADR................  1,408,051
  12,937  Eni SpA ADR.................  1,627,992
  61,500  Fiat SpA ADR................    490,770
  32,900  Luxottica Group SpA ADR.....    670,831
   8,160  Mediaset SpA ADR............  1,034,835
  55,350  Sanpaolo IMI SpA ADR........  1,586,885
  41,540  Telecom Italia SpA ADR......  1,371,651
  33,279  Telecom Italia SpA Sponsored
          ADR.........................  1,360,113
                                       ----------
                                        9,551,128
                                       ----------
          Japan--21.6%
  42,000  Aeon Co. Ltd. ADR...........    700,888
   5,200  Ajinomoto Co., Inc. ADR.....    619,108
  64,000  All Nippon Airways Co. Ltd.
          ADR.........................    445,946

See notes to financial statements.

         BNY Hamilton International Equity Fund

         December 31, 2004

Number of
 Shares                                  US$ Value
---------                                ----------
          Common Stocks (Continued)
   9,600  Asahi Glass Co. Ltd. ADR...... $1,058,652
  16,800  Asahi Kasei Corp. ADR.........    841,065
  20,000  Canon, Inc. ADR...............  1,085,200
  36,000  Dai Nippon Printing Co. Ltd.
          ADR...........................  1,155,146
  13,300  Daiwa Securities Group, Inc.
          ADR...........................    960,477
   6,750  Denso Corp. ADR...............    723,285
  46,000  Eisai Co. Ltd. ADR............  1,512,834
  24,000  Fuji Photo Film Co. Ltd.
          ADR...........................    887,520
  28,400  Fujitsu Ltd. ADR..............    924,309
  14,000  Hitachi Ltd. ADR..............    972,020
  38,800  Honda Motor Co. Ltd.
          ADR...........................  1,011,128
  27,000  Ito-Yokado Co. Ltd.
          ADR...........................  1,133,015
  34,600  Japan Airlines System Corp.
          ADR*..........................    501,423
   4,300  Kao Corp. ADR.................  1,099,444
  13,300  Kyocera Corp. ADR.............  1,023,834
  62,000  Matsushita Electric Industrial
          Co. Ltd. ADR..................    995,100
  14,600  Millea Holdings, Inc. ADR.....  1,089,291
  43,500  Mitsubishi Corp. ADR..........  1,124,114
  19,300  Mitsubishi Electric Corp.
          ADR...........................    945,505
   8,700  Mitsubishi Estate Co. Ltd.
          ADR...........................  1,018,834
 112,000  Mitsubishi Tokyo Financial
          Group, Inc. ADR...............  1,144,640
   6,100  Mitsui & Co. Ltd. ADR.........  1,101,721
  12,500  Mitsui Sumitomo Insurance
          Co. Ltd. ADR..................  1,085,684

Number of
 Shares                             US$ Value
---------                           ----------
          Common Stocks (Continued)
 136,000  NEC Corp. ADR............ $  833,680
  16,600  Nikko Cordial Corp.
          ADR......................    879,652
  64,000  Nintendo Co. Ltd. ADR....  1,004,781
  33,400  Nippon Telegraph and
          Telephone Corp. ADR......    753,170
  24,500  Nippon Yusen Kabushiki
          Kaisha ADR...............  1,319,799
  46,500  Nissan Motor Co. Ltd.
          ADR......................  1,020,210
   2,400  Nitto Denko Corp. ADR....  1,316,287
  75,000  Nomura Holdings, Inc.
          ADR......................  1,092,000
  55,000  NTT DoCoMo, Inc.
          ADR......................  1,024,100
   9,200  Oji Paper Co. Ltd. ADR...    527,920
  61,000  OLYMPUS Corp. ADR........  1,300,721
  26,300  Pioneer Corp. ADR........    513,902
  11,600  Ricoh Co. Ltd. ADR.......  1,119,021
  12,500  Secom Co., Ltd...........  1,000,293
  15,000  Seven--Eleven Japan Co.
          ADR......................    472,821
  47,000  Sharp Corp...............    767,355
  19,000  Sony Corp. ADR...........    740,240
 150,000  Sumitomo Mitsui Financial
          Group, Inc. ADR..........  1,090,560
  14,000  Taiheiyo Cement Corp.
          ADR......................    348,394
   6,400  TDK Corp. ADR............    475,136
  16,600  Teijin Ltd. ADR..........    720,893
   6,100  The Bank of Yokohama Ltd.
          ADR......................    384,561
   5,600  The Shizuoka Bank Ltd.
          ADR......................    530,653

See notes to financial statements.

         BNY Hamilton International Equity Fund

         December 31, 2004

Number of
 Shares                                US$ Value
---------                             -----------
          Common Stocks (Continued)
 131,000  The Sumitomo Trust and
          Banking Co. Ltd. ADR....... $   947,313
  35,650  Toyota Motor Corp.
          ADR........................   2,918,665
                                      -----------
                                       48,262,310
                                      -----------
          Netherlands--4.7%
  36,800  ABN AMRO Holding NV
          ADR........................     978,880
  51,100  Aegon NV ADR...............     700,581
  28,800  DSM NV ADR.................     466,039
  25,525  Heineken NV ADR............     851,065
  45,900  ING Groep NV ADR...........   1,388,475
  43,500  Koninklijke (Royal) KPN
          NV ADR.....................     415,860
  31,800  Koninklijke (Royal) Philips
          Electronics NV ADR.........     842,700
  50,477  Royal Dutch Petroleum Co.
          ADR........................   2,896,370
  24,200  TPG NV ADR.................     659,450
  12,500  Unilever NV ADR............     833,875
  24,800  Wolters Kluwer NV ADR......     497,887
                                      -----------
                                       10,531,182
                                      -----------
          New Zealand--0.2%
  13,275  Telecom Corp. of New
          Zealand Ltd. ADR...........     470,732
                                      -----------
          Norway--0.6%
   5,220  Dnb Nor Bank Asa ADR.......     514,963
   6,000  Norsk Hydro ASA ADR........     472,320
  10,700  Orkla ASA ADR..............     351,563
                                      -----------
                                        1,338,846
                                      -----------

Number of
 Shares                                US$ Value
---------                              ----------
          Common Stocks (Continued)
          Portugal--0.3%
  16,560  Electricidade de Portugal SA
          ADR......................... $  500,609
  20,400  Portugal Telecom., SGPS, SA
          ADR.........................    251,124
                                       ----------
                                          751,733
                                       ----------
          Singapore--0.8%
 236,000  Capitaland Ltd. ADR.........    615,889
  22,000  Keppel Corp. Ltd. ADR.......    231,805
  53,750  Neptune Orient Lines Ltd.
          ADR.........................    395,122
  12,600  STATS ChipPAC Ltd.
          ADR*........................     77,112
  24,500  United Overseas Bank Ltd.
          ADR.........................    414,236
                                       ----------
                                        1,734,164
                                       ----------
          Spain--4.0%
  84,700  Banco Bilbao Vizcaya
          Argentaria SA ADR...........  1,502,578
 157,200  Banco Santander Central
          Hispano SA ADR..............  1,944,564
 150,500  Corporacion Mapfre SA
          ADR.........................    443,508
  60,600  Endesa SA ADR...............  1,410,163
  30,100  NH Hoteles SA ADR...........    798,631
  26,800  Repsol YPF SA ADR...........    699,480
  39,119  Telefonica SA ADR...........  2,210,223
                                       ----------
                                        9,009,147
                                       ----------
          Sweden--2.5%
  10,300  AB SKF ADR..................    458,784
  15,700  Atlas Copco AB ADR..........    708,761
  13,800  Electrolux AB ADR...........    636,870

See notes to financial statements.

         BNY Hamilton International Equity Fund

         December 31, 2004

Number of
 Shares                                 US$ Value
---------                              -----------
          Common Stocks (Continued)
 11,800   Sandvik AB ADR.............. $   475,877
 13,900   Svenska Cellulosa AB (SCA)
          ADR.........................     592,989
 11,500   Tele2 AB ADR................     451,666
 36,130   Telefonaktiebolaget LM
          Ericsson ADR*...............   1,137,734
 26,100   Volvo AB ADR................   1,034,865
                                       -----------
                                         5,497,546
                                       -----------
          Switzerland--6.7%
 51,080   Adecco SA ADR...............     646,162
 26,670   Credit Suisse Group ADR*....   1,125,207
 27,040   Holcim Ltd. ADR.............     814,458
  7,420   Logitech International SA
          ADR*........................     450,765
 39,968   Nestle SA ADR...............   2,614,211
 57,160   Novartis AG ADR.............   2,888,866
 16,670   Roche Holding (UK) Ltd.
          ADR.........................   1,919,007
 30,400   Serono SA ADR...............     496,128
 12,914   Swiss Reinsurance Co.
          ADR.........................     921,050
 26,380   UBS AG......................   2,211,699
 52,800   Zurich Financial Services AG
          ADR*........................     880,387
                                       -----------
                                        14,967,940
                                       -----------
          United Kingdom--24.8%
 44,350   Amvescap PLC ADR............     557,036
 46,600   Anglo American PLC
          ADR.........................   1,108,614
 40,269   AstraZeneca PLC ADR.........   1,465,389
 86,100   BAA PLC ADR.................     965,370
 39,975   BAE SYSTEMS PLC
          ADR.........................     707,618

Number of
 Shares                              US$ Value
---------                            ----------
          Common Stocks (Continued)
  45,875  Barclays PLC ADR.......... $2,095,570
  16,720  BG Group PLC ADR..........    576,004
  47,800  BHP Billiton PLC ADR......  1,117,086
  88,446  BP PLC ADR................  5,165,247
  31,700  British American Tobacco
          PLC ADR...................  1,098,405
  17,450  British Sky Broadcasting
          Group PLC ADR.............    762,042
  23,310  BT Group PLC ADR..........    921,444
  28,454  Cadbury Schweppes PLC
          ADR.......................  1,072,716
  17,118  Centrica PLC ADR..........    776,433
 132,100  Compass Group PLC
          ADR.......................    624,542
  18,470  Diageo PLC ADR............  1,069,044
  30,230  Friends Provident PLC
          ADR.......................    893,795
  73,601  GlaxoSmithKline PLC
          ADR.......................  3,487,952
  57,000  GUS PLC ADR...............  1,027,043
  37,000  HBOS PLC ADR..............  1,807,165
  57,260  HSBC Holdings PLC
          ADR.......................  4,875,115
  21,250  Imperial Tobacco Group PLC
          ADR.......................  1,174,063
   8,920  International Power PLC
          ADR.......................    272,506
  81,476  Kingfisher PLC ADR........    969,059
 131,020  Legal & General Group PLC
          ADR.......................  1,383,506
  42,850  Lloyds TSB Group PLC
          ADR.......................  1,576,452
  14,500  Marconi Corp. PLC
          ADR*......................    304,500

See notes to financial statements.

         BNY Hamilton International Equity Fund

         December 31, 2004

Number of
 Shares                               US$ Value
---------                            ------------
          Common Stocks (Continued)
  15,700  Marks & Spencer Group
          ADR....................... $    620,332
  19,380  National Grid Transco PLC
          ADR.......................      930,046
  79,650  Prudential Corp. PLC
          ADR.......................    1,385,910
  22,725  Reed Elsevier PLC ADR.....      843,098
  39,820  Rentokil Initial PLC ADR..      564,780
   8,425  Rio Tinto PLC ADR.........    1,004,344
  16,340  Rolls-Royce Group PLC
          ADR.......................      387,434
  77,940  Royal & Sun Alliance
          Insurance Group PLC
          ADR.......................      593,903
  53,800  Scottish & Southern Energy
          PLC ADR...................      901,209
  20,750  Scottish Power PLC ADR....      646,570
  38,750  Shell Transport & Trading
          Co. ADR...................    1,991,750
   6,820  Smith & Nephew PLC
          ADR.......................      353,003
  61,568  Tesco PLC ADR.............    1,140,971
  25,750  Unilever PLC ADR..........    1,017,640
 160,610  Vodafone Group PLC
          ADR.......................    4,397,501
  24,600  Wolseley PLC ADR..........      941,442
                                     ------------
                                       55,573,649
                                     ------------
          Total Common Stocks
          (Cost $165,104,223).......  220,329,911
                                     ------------

Number of
 Shares                                    US$ Value
---------                                ------------
          Exchange Traded
          Funds--1.3%
   18,022 iShares MSCI EAFE Index
          Fund
          (Cost $2,780,759)............. $  2,888,026
                                         ------------
          Money Market Fund--1.4%
3,257,098 BNY Hamilton Money Fund
          (Hamilton Shares), 2.01%(a)
          (Cost $3,257,098).............    3,257,098
                                         ------------
          Total Investments
          (Cost $171,142,080)(b)--
          101.2%........................  226,475,035
          Liabilities in excess of other
          assets--(1.2%)................   (2,687,291)
                                         ------------
          Net Assets--100.0%............ $223,787,744
                                         ------------

ADRAmerican Depositary Receipt.
*  Non-income producing security.
(a)Represents annualized 7 day yield at December 31, 2004.
(b)The cost of investments for Federal income tax purposes is $172,372,876. At December 31, 2004 net unrealized appreciation was $54,102,159 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $55,942,732 and aggregate gross unrealized depreciation of $1,840,573.

See notes to financial statements.

         BNY Hamilton International Equity Fund

         Industry Diversification (Unaudited)

         December 31, 2004

                                                                 % of
                                                                Total
                                                  US$ Value   Net Assets
                                                ------------  ----------
        Advertising............................ $    513,861      0.2%
        Aerospace and Defense..................    1,095,052      0.5
        Airlines...............................    1,566,486      0.7
        Airport Development and Maintenance....      965,370      0.4
        Automotive.............................    9,816,259      4.4
        Banking and Finance....................   40,065,176     17.9
        Beverages --Food and Tobacco...........   10,698,249      4.8
        Brewers................................      864,641      0.4
        Building and Building Products.........    4,360,409      1.9
        Business Equipment and Services........    2,204,221      1.0
        Chemicals..............................    6,266,092      2.8
        Commercial Services....................      646,162      0.3
        Communications, Media and Entertainment    4,268,901      1.9
        Computer Hardware......................      450,765      0.2
        Computers--Software and Peripherals....    3,769,733      1.7
        Consumer Goods and Services............    3,463,295      1.5
        Diversified Operations.................      564,779      0.2
        Electronic Equipment and Components....   12,330,178      5.5
        Equity Fund............................    2,888,026      1.3
        Export Trading.........................    2,225,835      1.0
        Financial Services.....................    3,720,970      1.7
        Forest Products and Paper..............    1,698,997      0.8
        Health Care Products and Services......    2,272,010      1.0
        Hotels and Gaming......................      798,631      0.4
        Household and Personal Care Products...    2,063,552      0.9
        Insurance..............................   13,109,945      5.9
        Machinery and Engineering..............    2,277,814      1.0
        Manufacturing..........................    1,095,046      0.5
        Mining.................................    5,822,029      2.6
        Oil and Gas............................   17,741,593      7.9
        Pharmaceuticals........................   13,551,909      6.1
        Printing and Publishing................    2,496,131      1.1
        Real Estate............................      755,480      0.3
        Real Estate Development................    3,445,228      1.5
        Retail--Apparel and Shoes..............    1,300,116      0.6
        Retail--Department Stores..............      620,332      0.3
        Retail--Food Stores....................    3,917,200      1.8
        Retail--Specialty Stores...............    2,574,895      1.2
        Telecommunications.....................   20,797,706      9.2
        Transportation.........................    2,864,510      1.3
        Utilities--Gas and Electric............    9,939,928      4.4
        Utilities--Water.......................    1,330,425      0.6
        Money Market Fund......................    3,257,098      1.5
                                                ------------    -----
        Total value of investments.............  226,475,035    101.2
        Liabilities in excess of other assets..   (2,687,291)    (1.2)
                                                ------------    -----
        Net Assets............................. $223,787,744    100.0%
                                                ------------    -----

See notes to financial statements.

         BNY Hamilton International Equity Fund

         Statement of Assets and Liabilities

         December 31, 2004

        Assets:
          Non-affiliated investments at market value,
           (Cost $167,884,982)........................... $223,217,937
          Affiliated investments at market value,
           (Cost $3,257,098).............................    3,257,098
          Receivables:
           Capital stock sold............................      617,910
           Dividends.....................................      229,277
           Reclaims......................................       89,652
           Interest......................................        1,548
          Other assets...................................       11,610
                                                          ------------
           Total Assets..................................  227,425,032
                                                          ------------
        Liabilities:
          Payables:
          Investments purchased..........................    3,131,135
          Capital stock repurchased......................      258,065
           Services provided by The Bank of New
            York.........................................      144,456
          Accrued expenses and other liabilities.........      103,632
                                                          ------------
           Total Liabilities.............................    3,637,288
                                                          ------------
        Net Assets:...................................... $223,787,744
                                                          ------------
        Sources Of Net Assets:
          Capital stock @ par............................ $     19,773
          Paid in capital................................  266,770,623
          Accumulated net realized loss on investments
           and foreign currency transactions.............  (98,353,661)
          Net unrealized appreciation on investments
           and foreign currency denominated assets
           and liabilities...............................   55,351,009
                                                          ------------
        Net Assets....................................... $223,787,744
                                                          ------------
        Class A Shares:
          Net assets..................................... $  4,383,942
                                                          ------------
          Shares outstanding.............................      391,943
                                                          ------------
          Net asset value, offering price and repurchase
           price per share............................... $      11.19
          Maximum sales charge--5.25% of public
           offering price................................         0.62
                                                          ------------
          Maximum offering price......................... $      11.81
                                                          ------------
        Institutional Shares:
          Net assets..................................... $219,403,802
                                                          ------------
          Shares outstanding.............................   19,381,459
                                                          ------------
          Net asset value, offering price and repurchase
           price per share............................... $      11.32
                                                          ------------
        Class A Shares authorized @ $.001 par value......  200,000,000
        Institutional Shares authorized @ $.001 par
         value...........................................  200,000,000

                            Statement of Operations

                     For the year ended December 31, 2004

          Investment Income:
            Dividends (net of foreign withholding taxes
             of $387,042)............................... $ 4,274,134
            Interest....................................      16,559
            Interest from affiliated fund...............       9,474
                                                         -----------
             Total Income...............................   4,300,167
                                                         -----------
          Expenses:
            Advisory....................................   1,335,884
            Administration..............................     285,181
            Transfer agent..............................     126,634
            Registration and filings....................      41,761
            Accounting services.........................      30,074
            Directors...................................      21,337
            Legal.......................................      17,027
            Audit.......................................      13,521
            12b-1 fee--Class A Shares...................      12,763
            Reports to shareholders.....................      10,621
            Insurance...................................       2,668
            Custodian...................................       2,016
            Cash management.............................       1,937
            Other.......................................      31,893
                                                         -----------
             Total Expenses.............................   1,933,317
            Earnings credit adjustment (Note 3).........        (257)
                                                         -----------
             Net Expenses...............................   1,933,060
                                                         -----------
             Net Investment Income......................   2,367,107
                                                         -----------
          Realized and Unrealized Gain
           (loss) on Investments and
           Foreign Currency Transactions:
            Net realized gain on: Investments...........   4,471,000
            Foreign currency transactions...............      75,793
                                                         -----------
            Net realized gain on investments and
             foreign currency transactions..............   4,546,793
                                                         -----------
            Increase (decrease) in unrealized
             appreciation/depreciation on:
            Investments.................................  21,556,392
            Foreign currency denominated assets and
             liabilities................................     (77,291)
                                                         -----------
            Net unrealized gain on investments and
             foreign currency denominated assets and
             liabilities................................  21,479,101
                                                         -----------
            Net realized and unrealized gain on
             investments and foreign currency
             transactions...............................  26,025,894
                                                         -----------
            Net increase in net assets resulting from
             operations................................. $28,393,001
                                                         -----------

See notes to financial statements.

         BNY Hamilton International Equity Fund

         Statements of Changes in Net Assets

                                                                                                  Year Ended December 31,
                                                                                                ---------------------------
                                                                                                    2004           2003
                                                                                                ------------  -------------
Operations:
 Net investment income......................................................................... $  2,367,107  $   1,491,203
 Net realized gain (loss) on investments and
   foreign currency transactions...............................................................    4,546,793     (2,703,320)
 Increase in unrealized
   appreciation/depreciation on investments
   and foreign currency denominated assets
   and liabilities.............................................................................   21,479,101     39,875,148
                                                                                                ------------  -------------
   Net increase in net assets resulting from
    operations.................................................................................   28,393,001     38,663,031
                                                                                                ------------  -------------
Dividends to Shareholders:
 Dividends from net investment income: Class
   A Shares....................................................................................      (41,212)       (37,188)
                         Institutional Shares..................................................   (2,494,627)    (1,153,937)
                                                                                                ------------  -------------
                                                                                                  (2,535,839)    (1,191,125)
                                                                                                ------------  -------------
Capital Stock Transactions:
 Proceeds from capital stock sold: Class A
   Shares......................................................................................    1,158,551      4,918,046
                     Institutional Shares......................................................   84,766,933    109,985,324
 Proceeds from shares issued on
   reinvestment of dividends: Class A Shares...................................................       41,107         37,120
           Institutional Shares................................................................      703,613        309,609
 Value of capital stock repurchased: Class A
   Shares......................................................................................   (3,544,790)    (5,505,304)
                      Institutional Shares.....................................................  (36,363,315)  (116,899,622)
                                                                                                ------------  -------------
 Net increase (decrease) in net assets
   resulting from capital stock transactions...................................................   46,762,099     (7,154,827)
                                                                                                ------------  -------------
   Increase in Net Assets......................................................................   72,619,261     30,317,079
Net Assets:
 Beginning of year.............................................................................  151,168,483    120,851,404
                                                                                                ------------  -------------
 End of year (includes undistributed net
   investment income of $44,948 at December
   31, 2003)................................................................................... $223,787,744  $ 151,168,483
                                                                                                ------------  -------------
Changes in Capital Stock Outstanding:
 Shares sold: Class A Shares...................................................................      116,914        646,600
         Institutional Shares..................................................................    8,189,332     14,030,013
 Shares issued on reinvestment of dividends:
   Class A Shares..............................................................................        3,783          3,936
           Institutional Shares................................................................       63,927         32,420
 Shares repurchased: Class A Shares............................................................     (369,479)      (706,663)
             Institutional Shares..............................................................   (3,526,648)   (15,103,204)
                                                                                                ------------  -------------
   Net increase (decrease).....................................................................    4,477,829     (1,096,898)
 Shares outstanding, beginning of year.........................................................   15,295,573     16,392,471
                                                                                                ------------  -------------
 Shares outstanding, end of year...............................................................   19,773,402     15,295,573
                                                                                                ------------  -------------

See notes to financial statements.

         BNY Hamilton International Equity Fund

         Financial Highlights

                                                                          Class A Shares
                                                           -------------------------------------------
                                                                      Year Ended December 31,
                                                           -------------------------------------------
                                                            2004    2003     2002      2001      2000
                                                           ------  ------  -------   -------   -------
PER SHARE DATA:
Net asset value at beginning of year...................... $ 9.77  $ 7.29  $  9.27   $ 12.38   $ 17.59
                                                           ------  ------  -------   -------   -------
Gain (loss) from investment operations
Net investment income (loss)..............................   0.13    0.08     0.03     (0.01)    (0.03)
Net realized and unrealized gain (loss) on investments and
  foreign currency transactions...........................   1.39    2.46    (2.01)    (3.10)    (4.21)
                                                           ------  ------  -------   -------   -------
 Total from investment operations.........................   1.52    2.54    (1.98)    (3.11)    (4.24)
                                                           ------  ------  -------   -------   -------
Dividends and distributions
Dividends from net investment income......................  (0.10)  (0.06)      --        --     (0.01)
Distributions from capital gains..........................     --      --       --        --     (0.96)
                                                           ------  ------  -------   -------   -------
 Total dividends and distributions........................  (0.10)  (0.06)      --        --     (0.97)
                                                           ------  ------  -------   -------   -------
Net asset value at end of year............................ $11.19  $ 9.77  $  7.29   $  9.27   $ 12.38
                                                           ------  ------  -------   -------   -------
TOTAL RETURN:
Total investment return based on net asset value/(a)/.....  15.61%  34.85%  (21.36)%  (25.12)%  (24.19)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)................. $4,384  $6,260  $ 5,081   $ 5,350   $ 7,583
Ratio to average net assets of:
 Expenses.................................................   1.35%   1.56%    1.69%     1.52%     1.43%
 Net investment income (loss).............................   1.25%   1.01%    0.37%    (0.09)%   (0.20)%
Portfolio turnover rate...................................     31%    101%     307%      169%       86%

(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

         BNY Hamilton International Equity Fund

                                                                 Institutional Shares
                                                --------------------------------------------------
                                                                Year Ended December 31,
                                                --------------------------------------------------
                                                  2004      2003       2002       2001        2000
                                                --------  --------  --------   --------   --------
PER SHARE DATA:
Net asset value at beginning of year........... $   9.89  $   7.38  $   9.35   $  12.50   $  17.70
                                                --------  --------  --------   --------   --------
Gain (loss) from investment operations
Net investment income..........................     0.14      0.10      0.06       0.02         --/(1)/
Net realized and unrealized gain (loss) on
  investments and foreign currency transactions     1.42      2.49     (2.03)     (3.17)     (4.23)
                                                --------  --------  --------   --------   --------
 Total from investment operations..............     1.56      2.59     (1.97)     (3.15)     (4.23)
                                                --------  --------  --------   --------   --------
Dividends and distributions
Dividends from net investment income...........    (0.13)    (0.08)       --         --      (0.01)
Distributions from capital gains...............       --        --        --         --      (0.96)
                                                --------  --------  --------   --------   --------
 Total dividends and distributions.............    (0.13)    (0.08)       --         --      (0.97)
                                                --------  --------  --------   --------   --------
Net asset value at end of year................. $  11.32  $   9.89  $   7.38   $   9.35   $  12.50
                                                --------  --------  --------   --------   --------
TOTAL RETURN:
Total investment return based on net
  asset value/(a)/.............................    15.85%    35.13%   (21.07)%   (25.20)%   (23.99)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted)...... $219,404  $144,908  $115,773   $172,417   $268,147
Ratio to average net assets of:
 Expenses......................................     1.08%     1.31%     1.44%      1.27%      1.22%
 Net investment income.........................     1.37%     1.24%     0.66%      0.19%        --/(2)/
Portfolio turnover rate........................       31%      101%      307%       169%        86%

(1)Less than $0.01 per share.
(2)Less than 0.01%.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         Schedule of Investments

         December 31, 2004

Number of
 Shares                                  Value
---------                              ----------
          Common Stocks--98.6%
          Advertising and Marketing Services--0.2%
  1,250   Monster Worldwide, Inc.*.... $   42,050
  2,000   Omnicom Group, Inc..........    168,640
  4,400   The Interpublic Group of
          Cos., Inc.*.................     58,960
                                       ----------
                                          269,650
                                       ----------
          Aerospace and Defense--1.7%
  2,150   General Dynamics Corp.......    224,890
  1,200   Goodrich Corp...............     39,168
  1,200   L-3 Communications
          Holdings, Inc...............     87,888
  4,650   Lockheed Martin Corp........    258,308
  3,834   Northrop Grumman
          Corp........................    208,416
  4,750   Raytheon Co.................    184,443
  1,850   Rockwell Collins, Inc.......     72,964
  8,800   The Boeing Co...............    455,576
  5,350   United Technologies
          Corp........................    552,922
                                       ----------
                                        2,084,575
                                       ----------
          Agricultural--0.1%
  2,742   Monsanto Co.................    152,318
                                       ----------
          Airlines--0.1%
  1,350   Delta Air Lines, Inc.*......     10,098
  8,175   Southwest Airlines Co.......    133,089
                                       ----------
                                          143,187
                                       ----------
          Aluminum, Steel and Other Metals--0.5%
  9,106   Alcoa, Inc..................    286,111
  1,000   Allegheny Technologies
          Inc.........................     21,670
  1,900   Freeport-McMoRan Copper
          & Gold, Inc., Class B.......     72,637

Number of
 Shares                               Value
---------                           ----------
          Common Stocks (Continued)
  1,700   Nucor Corp............... $   88,978
  1,000   Phelps Dodge Corp.*......     98,920
  1,185   United States Steel Corp.     60,731
                                    ----------
                                       629,047
                                    ----------
          Automotive--1.0%
  2,700   AutoNation, Inc.*........     51,867
    900   AutoZone, Inc.*..........     82,179
  1,500   Dana Corp................     25,995
  5,800   Delphi Corp..............     52,316
 19,147   Ford Motor Co............    280,311
  5,950   General Motors Corp......    238,357
  3,050   Harley-Davidson, Inc.....    185,288
  2,050   Johnson Controls, Inc....    130,052
    700   Navistar International
          Corp.*...................     30,786
  1,862   PACCAR, Inc..............    149,854
  1,339   Visteon Corp.............     13,082
                                    ----------
                                     1,240,087
                                    ----------
          Banking and Finance--8.0%
  3,650   AmSouth Bancorp..........     94,535
 42,432   Bank of America Corp.....  1,993,879
  5,800   BB&T Corp................    243,890
  1,850   Comerica, Inc............    112,887
  1,300   Compass Bancshares, Inc..     63,271
  5,873   Fifth Third Bancorp......    277,675
  1,300   First Horizon National
          Corp.....................     56,043
  3,200   Golden West Financial
          Corp.....................    196,544
  2,405   Huntington Bancshares,
          Inc.*....................     59,596
 37,414   J.P. Morgan Chase & Co...  1,459,519

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2004

Number of
 Shares                               Value
---------                           ----------
          Common Stocks (Continued)
  4,250   KeyCorp.................. $  144,075
  1,250   M&T Bank Corp............    134,800
  2,300   Marshall & Ilsley Corp...    101,660
  4,450   Mellon Financial Corp....    138,440
  7,100   National City Corp.......    266,605
  4,900   North Fork Bancorp, Inc..    141,365
  2,350   Northern Trust Corp......    114,163
  4,832   Regions Financial Corp...    171,971
  3,600   Sovereign Bancorp, Inc...     81,180
  3,550   State Street Corp........    174,376
  3,900   SunTrust Banks, Inc......    288,132
  8,150   The Bank of New York Co.,
          Inc......................    272,373
 19,591   U.S. Bancorp.............    613,590
 16,826   Wachovia Corp............    885,048
  9,200   Washington Mutual, Inc...    388,976
 17,750   Wells Fargo & Co.........  1,103,163
  1,000   Zions Bancorp............     68,030
                                    ----------
                                     9,645,786
                                    ----------
          Beverages--Food and Tobacco--5.0%
    450   Adolph Coors Co.,
          Class B..................     34,052
 21,550   Altria Group, Inc........  1,316,704
  8,350   Anheuser-Busch Cos., Inc.    423,596
  6,833   Archer-Daniels-Midland
          Co.......................    152,444
  1,250   Brown-Forman Corp.,
          Class B..................     60,850
  4,300   Campbell Soup Co.........    128,527
  4,900   Coca-Cola Enterprises,
          Inc......................    102,165
  5,400   ConAgra Foods, Inc.......    159,030

Number of
 Shares                               Value
---------                           ----------
          Common Stocks (Continued)
  3,800   General Mills, Inc....... $  188,898
  3,700   H.J. Heinz Co............    144,263
  2,600   Hershey Foods Corp.......    144,404
  4,300   Kellogg Co...............    192,038
  1,400   McCormick & Co., Inc.....     54,040
 13,150   McDonald's Corp..........    421,589
 17,675   PepsiCo, Inc.............    922,635
  1,550   Reynolds American, Inc...    121,830
  1,350   SUPER VALU, INC..........     46,602
 25,450   The Coca-Cola Co.........  1,059,483
  2,550   The Pepsi Bottling Group,
          Inc......................     68,952
  1,750   UST, Inc.................     84,193
  2,400   Wm. Wrigley Jr. Co.......    166,056
                                    ----------
                                     5,992,351
                                    ----------
          Biosciences--1.0%
 13,390   Amgen, Inc.*.............    858,968
  3,480   Biogen Idec, Inc.*.......    231,803
  1,950   Chiron Corp.*............     64,994
                                    ----------
                                     1,155,765
                                    ----------
          Building and Building Products--1.3%
  2,650   Ecolab, Inc..............     93,095
  2,702   Georgia-Pacific Group....    101,271
  1,100   Louisiana-Pacific Corp.*.     29,414
  4,650   Masco Corp...............    169,864
 23,050   The Home Depot, Inc......    985,156
  1,450   The Sherwin-Williams
          Co.......................     64,714
  1,100   Vulcan Materials Co......     60,071
                                    ----------
                                     1,503,585
                                    ----------

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2004

Number of
 Shares                                 Value
---------                             ----------
          Common Stocks (Continued)
          Business Equipment and Services--0.4%
  1,450   Convergys Corp.*........... $   21,736
  1,350   Lexmark International,
          Inc.*......................    114,750
  2,450   Pitney Bowes, Inc..........    113,386
  9,950   Xerox Corp.*...............    169,249
                                      ----------
                                         419,121
                                      ----------
          Chemicals--1.4%
  2,400   Air Products and Chemicals,
          Inc........................    139,128
    800   Ashland, Inc...............     46,704
 10,450   duPont (E.I.) de Nemours &
          Co.........................    512,572
    800   Eastman Chemical Co........     46,184
    500   Great Lakes Chemical
          Corp.......................     14,245
  1,150   Hercules, Inc.*............     17,078
  1,800   PPG Industries, Inc........    122,688
  3,450   Praxair, Inc...............    152,318
  2,350   Rohm and Haas Co...........    103,941
    700   Sigma-Aldrich Corp.........     42,322
  9,872   The Dow Chemical Co........    488,762
                                      ----------
                                       1,685,942
                                      ----------
          Communications, Media and
          Entertainment--3.0%
  6,000   Clear Channel
          Communications, Inc........    200,940
 23,332   Comcast Corp., Class A*....    776,489
  2,700   Gannett Co., Inc...........    220,590
    550   Meredith Corp..............     29,810
  2,000   The McGraw-Hill Cos.,
          Inc........................    183,080

Number of
 Shares                                   Value
---------                               ----------
          Common Stocks (Continued)
 27,400   The News Corp., Class A*..... $  511,284
 48,075   Time Warner, Inc.*...........    934,578
  3,400   Univision Communications
          Inc.*........................     99,518
 17,920   Viacom Inc., Class B.........    652,109
                                        ----------
                                         3,608,398
                                        ----------
          Computer Services--1.7%
  1,400   Affiliated Computer Services,
          Inc.*........................     84,266
  1,950   Computer Sciences
          Corp.*.......................    109,922
  4,050   Compuware Corp.*.............     26,204
  6,950   eBay, Inc.*..................    808,145
  5,300   Electronic Data Systems
          Corp.........................    122,430
  1,950   Intuit, Inc.*................     85,820
  3,700   Network Appliance, Inc.*.....    122,914
  3,000   SunGard Data Systems,
          Inc.*........................     84,990
  3,500   Unisys Corp.*................     35,630
 14,450   Yahoo!, Inc.*................    544,476
                                        ----------
                                         2,024,797
                                        ----------
          Computers--Micro--3.3%
  4,250   Apple Computer, Inc.*........    273,700
 26,050   Dell Inc.*...................  1,097,747
  3,850   Gateway, Inc.*...............     23,139
 31,721   Hewlett-Packard Co...........    665,189
 17,500   International Business
          Machines Corp. (IBM).........  1,725,150
 35,300   Sun Microsystems, Inc.*......    189,914
                                        ----------
                                         3,974,839
                                        ----------

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2004

Number of
 Shares                            Value
---------                        ----------
          Common Stocks (Continued)
          Computers--Software and
          Peripherals--5.2%
   2,500  Adobe Systems, Inc.... $  156,850
   2,400  Autodesk, Inc.........     91,080
   2,250  BMC Software, Inc.*...     41,850
  69,100  Cisco Systems, Inc.*..  1,333,629
   1,700  Citrix Systems, Inc.*.     41,701
   6,100  Computer Associates
          International, Inc....    189,466
   3,200  Electronic Arts, Inc.*    197,376
  25,150  EMC Corp.*............    373,981
     900  Mercury Interactive
          Corp.*................     40,995
 114,200  Microsoft Corp........  3,050,281
     950  NCR Corp.*............     65,769
   1,700  NVIDIA Corp.*.........     40,052
   2,800  Parametric Technology
          Corp.*................     16,492
   3,950  PeopleSoft, Inc.*.....    104,596
   5,300  Siebel Systems, Inc.*.     55,650
   6,600  Symantec Corp.*.......    170,016
   4,450  VERITAS Software
          Corp.*................    127,048
   3,600  Xilinx, Inc.*.........    106,740
                                 ----------
                                  6,203,572
                                 ----------
          Conglomerates--3.5%
 111,050  General Electric Co...  4,053,325
   1,500  Textron, Inc..........    110,700
                                 ----------
                                  4,164,025
                                 ----------
          Consumer Goods and Services--0.8%
   1,200  Avery Dennison Corp...     71,964
   1,000  Brunswick Corp........     49,500
  11,000  Cendant Corp.*........    257,180

Number of
 Shares                               Value
---------                            --------
          Common Stocks (Continued)
  3,000   Eastman Kodak Co.......... $ 96,750
  1,500   Fortune Brands, Inc.......  115,770
  1,800   Hasbro, Inc...............   34,884
  4,350   Mattel, Inc...............   84,782
  8,200   Sara Lee Corp.............  197,948
                                     --------
                                      908,778
                                     --------
          Containers and Packaging--0.1%
  1,200   Ball Corp.................   52,775
  1,100   Bemis Co., Inc............   31,999
  1,550   Pactiv Corp.*.............   39,200
    850   Sealed Air Corp.*.........   45,280
                                     --------
                                      169,254
                                     --------
          Data Processing Systems--0.7%
  6,150   Automatic Data Processing,
          Inc.......................  272,753
  8,696   First Data Corp...........  369,927
  2,000   Fiserv, Inc.*.............   80,380
  3,925   Paychex, Inc..............  133,764
                                     --------
                                      856,824
                                     --------
          Education--0.1%
  1,950   Apollo Group, Inc.,
          Class A*..................  157,385
                                     --------
          Electronic Equipment and
          Components--3.7%
  4,050   Advanced Micro Devices,
          Inc.*.....................   89,181
  5,033   Agilent Technologies,
          Inc.*.....................  121,295
  3,900   Altera Corp.*.............   80,730
  2,000   American Power Conversion
          Corp.*....................   42,800

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2004

Number of
 Shares                                      Value
---------                                  ----------
          Common Stocks (Continued)
  3,900   Analog Devices, Inc............. $  143,988
 17,800   Applied Materials, Inc.*........    304,380
  3,200   Applied Micro Circuits
          Corp.*..........................     13,472
  1,000   Cooper Industries, Ltd..........     67,890
  4,400   Emerson Electric Co.............    308,440
  1,200   Fisher Scientific International,
          Inc.*...........................     74,856
  4,072   Freescale Semiconductor,
          Inc.*...........................     74,763
 66,400   Intel Corp......................  1,553,095
  2,050   Jabil Circuit, Inc.*............     52,439
  2,100   KLA-Tencor Corp.*...............     97,818
  3,250   Linear Technology Corp..........    125,970
  4,000   LSI Logic Corp.*................     21,920
  3,400   Maxim Integrated Products,
          Inc.............................    144,126
  6,400   Micron Technology, Inc.*........     79,040
  1,950   Molex, Inc......................     58,500
  3,700   National Semiconductor
          Corp.*..........................     66,415
  1,450   Novellus Systems, Inc.*.........     40,441
  1,800   PMC--Sierra, Inc.*..............     20,250
    800   Power-One, Inc.*................      7,136
  1,000   QLogic Corp.*...................     36,730
  1,950   Rockwell Automation,
          Inc.............................     96,623
  5,400   Sanmina-SCI Corp.*..............     45,738
 10,100   Solectron Corp.*................     53,833
  2,500   Symbol Technologies, Inc........     43,250
    950   Tektronix, Inc.*................     28,700
  1,950   Teradyne, Inc.*.................     33,287
 18,150   Texas Instruments Inc...........    446,852
  1,250   Waters Corp.*...................     58,488
                                           ----------
                                            4,432,446
                                           ----------

Number of
 Shares                                Value
---------                            ----------
          Common Stocks (Continued)
          Financial Services--7.9%
  1,150   Ambac Financial Group,
          Inc....................... $   94,450
 13,200   American Express Co.......    744,083
  2,550   Capital One Financial
          Corp......................    214,736
  2,200   CIT Group Inc.............    100,804
 54,526   Citigroup, Inc............  2,627,062
  6,098   Countrywide Credit
          Industries, Inc...........    225,687
  3,900   E*TRADE Financial
          Corp.*....................     58,305
  1,400   Equifax, Inc..............     39,340
 10,150   Fannie Mae................    722,781
  1,150   Federated Investors, Inc.,
          Class B...................     34,960
  2,600   Franklin Resources, Inc...    181,090
  7,250   Freddie Mac...............    534,325
  1,750   H&R Block, Inc............     85,750
  2,400   Janus Capital Group, Inc..     40,344
  2,850   Lehman Brothers Holdings,
          Inc.......................    249,318
  5,550   Marsh & McLennan Cos.,
          Inc.......................    182,595
  1,475   MBIA, Inc.................     93,338
 13,375   MBNA Corp.................    377,041
  9,800   Merrill Lynch & Co., Inc..    585,746
  1,050   MGIC Investment Corp......     72,356
  1,600   Moody's Corp..............    138,960
 11,500   Morgan Stanley............    638,479
  2,950   PNC Financial Services
          Group.....................    169,448
  3,000   Providian Financial Corp.*     49,410
  4,550   SLM Corp..................    242,925

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2004

Number of
 Shares                                  Value
---------                              ----------
          Common Stocks (Continued)
  3,250   Synovus Financial Corp...... $   92,885
  1,400   T. Rowe Price Group,
          Inc.........................     87,080
  1,100   The Bear Stearns Cos.,
          Inc.........................    112,541
 14,050   The Charles Schwab
          Corp........................    168,038
  5,150   The Goldman Sachs Group,
          Inc.........................    535,806
                                       ----------
                                        9,499,683
                                       ----------
          Forest and Paper Products--0.4%
  5,085   International Paper Co......    213,570
  2,141   MeadWestvaco Corp...........     72,558
    600   Temple-Inland, Inc..........     41,040
  2,550   Weyerhaeuser Co.............    171,411
                                       ----------
                                          498,579
                                       ----------
          Health and Medical Facilities--0.2%
  1,500   Laboratory Corp. of America
          Holdings*...................     74,730
  1,100   Quest Diagnostics, Inc.*....    105,105
                                       ----------
                                          179,835
                                       ----------
          Health Care Products and Services--6.7%
 16,400   Abbott Laboratories.........    765,059
  1,350   Allergan, Inc...............    109,445
  2,000   Applera Corp.--Applied
          Biosystems Group............     41,820
    550   Bausch & Lomb, Inc..........     35,453
  6,450   Baxter International, Inc...    222,783
  2,700   Becton, Dickinson & Co......    153,360
  2,662   Biomet, Inc.................    115,504
  8,900   Boston Scientific Corp.*....    316,395
  1,100   C. R. Bard, Inc.............     70,378

Number of
 Shares                               Value
---------                           ----------
          Common Stocks (Continued)
  4,525   Cardinal Health, Inc..... $  263,129
  4,800   Caremark Rx, Inc.*.......    189,264
    800   Express Scripts, Inc.*...     61,152
  2,450   Genzyme Corp.*...........    142,272
  3,350   Guidant Corp.............    241,535
  4,450   HCA, Inc.................    177,822
  2,500   Health Management
          Associates, Inc., Class A     56,800
  1,640   Hospira, Inc.*...........     54,940
  1,600   Humana, Inc.*............     47,504
  2,400   IMS Health, Inc..........     55,704
 31,192   Johnson & Johnson........  1,978,196
    850   Manor Care, Inc..........     30,116
  3,050   McKesson Corp............     95,953
 12,650   Medtronic, Inc...........    628,325
  3,700   St. Jude Medical, Inc.*..    155,141
  4,200   Stryker Corp.............    202,650
  4,850   Tenet Healthcare Corp.*..     53,253
  6,900   UnitedHealth Group Inc...    607,406
  3,150   Wellpoint, Inc.*.........    362,250
 14,050   Wyeth....................    598,390
  2,640   Zimmer Holdings, Inc.*...    211,517
                                    ----------
                                     8,043,516
                                    ----------
          Homebuilders--0.2%
  1,300   Centex Corp..............     77,454
    500   KB HOME..................     52,200
  1,400   Pulte Homes, Inc.........     89,320
                                    ----------
                                       218,974
                                    ----------
          Hotels and Gaming--0.5%
  1,200   Harrah's Entertainment,
          Inc......................     80,268
  4,000   Hilton Hotels Corp.......     90,960

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2004

Number of
 Shares                                   Value
---------                               ----------
          Common Stocks (Continued)
  3,650   International Game
          Technology................... $  125,487
  2,400   Marriott International, Inc.,
          Class A......................    151,152
  2,200   Starwood Hotels & Resorts
          Worldwide, Inc...............    128,480
                                        ----------
                                           576,347
                                        ----------
          Household and Personal Care
          Products--2.5%
  1,000   Alberto-Culver Co.,
          Class B......................     48,570
  5,000   Avon Products, Inc...........    193,500
  5,550   Colgate-Palmolive Co.........    283,938
  1,000   International Flavors &
          Fragrances Inc...............     42,840
  5,100   Kimberly-Clark Corp..........    335,631
  1,950   Leggett & Platt, Inc.........     55,439
    750   Maytag Corp..................     15,825
  1,650   The Clorox Co................     97,235
 10,400   The Gillette Co..............    465,712
 26,700   The Procter & Gamble
          Co...........................  1,470,635
    700   Whirlpool Corp...............     48,447
                                        ----------
                                         3,057,772
                                        ----------
          Human Resources--0.0%
  1,800   Robert Half International,
          Inc.*........................     52,974
                                        ----------
          Insurance--4.3%
  2,950   ACE Ltd......................    126,113
  1,550   Aetna, Inc...................    193,363
  5,300   AFLAC, Inc...................    211,152
 27,350   American International
          Group, Inc...................  1,796,074

Number of
 Shares                                Value
---------                            ----------
          Common Stocks (Continued)
  3,250   Aon Corp.................. $   77,545
  1,450   CIGNA Corp................    118,277
  1,775   Cincinnati Financial Corp.     78,562
  1,425   Jefferson-Pilot Corp......     74,043
  1,850   Lincoln National Corp.....     86,358
  1,950   Loews Corp................    137,085
  7,850   MetLife, Inc..............    318,003
  3,200   Principal Financial Group,
          Inc.......................    131,008
  5,350   Prudential Financial, Inc.    294,036
  1,300   SAFECO Corp...............     67,912
  7,250   The Allstate Corp.........    374,969
  2,050   The Chubb Corp............    157,645
  3,150   The Hartford Financial
          Services Group, Inc.......    218,327
  2,100   The Progressive Corp......    178,164
  7,020   The St. Paul Cos., Inc....    260,231
  1,100   Torchmark Corp............     62,854
  3,050   UnumProvident Corp........     54,717
  1,500   XL Capital Ltd., Class A..    116,475
                                     ----------
                                      5,132,913
                                     ----------
          Machinery and Engineering--0.8%
  3,650   Caterpillar, Inc..........    355,912
    500   Cummins, Inc..............     41,895
  2,650   Deere & Co................    197,160
  1,650   Eaton Corp................    119,394
    900   Fluor Corp................     49,059
  1,850   Ingersoll-Rand Co.,
          Class A...................    148,555
                                     ----------
                                        911,975
                                     ----------
          Manufacturing--2.3%
  8,200   3M Co.....................    672,974
  2,250   American Standard Cos.,
          Inc.*.....................     92,970

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2004

Number of
 Shares                                Value
---------                            ----------
          Common Stocks (Continued)
  1,800   Cintas Corp............... $   78,948
  3,300   Danaher Corp..............    189,453
  2,100   Dover Corp................     88,074
  9,000   Honeywell International,
          Inc.......................    318,690
  3,100   Illinois Tool Works, Inc..    287,308
  1,000   ITT Industries, Inc.......     84,450
  2,800   Newell Rubbermaid, Inc....     67,732
  1,300   Pall Corp.................     37,635
  1,250   Parker-Hannifin Corp......     94,675
 21,110   Tyco International Ltd....    754,471
                                     ----------
                                      2,767,380
                                     ----------
          Mining--0.2%
  4,700   Newmont Mining Corp.......    208,727
                                     ----------
          Networking Products--0.7%
  6,000   CIENA Corp.*..............     20,040
  3,850   Novell, Inc.*.............     25,988
 53,800   Oracle Corp.*.............    738,136
                                     ----------
                                        784,164
                                     ----------
          Oil and Gas--7.1%
  1,000   Amerada Hess Corp.........     82,380
  2,613   Anadarko Petroleum
          Corp......................    169,349
  3,438   Apache Corp...............    173,860
  3,550   Baker Hughes, Inc.........    151,479
  1,700   BJ Services Co.*..........     79,118
  4,100   Burlington Resources, Inc.    178,350
 22,216   ChevronTexaco Corp........  1,166,561
  7,306   ConocoPhillips............    634,379
  5,100   Devon Energy Corp.........    198,492
  3,900   Dynegy, Inc.*.............     18,018
  6,680   El Paso Corp..............     69,472

Number of
 Shares                                Value
---------                            ----------
          Common Stocks (Continued)
  1,300   Engelhard Corp............ $   39,871
  1,300   EOG Resources, Inc........     92,768
 67,750   Exxon Mobil Corp..........  3,472,864
  4,650   Halliburton Co............    182,466
  1,600   Kerr-McGee Corp...........     92,464
  3,650   Marathon Oil Corp.........    137,277
  1,600   Nabors Industries Ltd.*...     82,064
    400   NICOR, Inc................     14,776
  1,450   Noble Corp.*..............     72,123
  4,200   Occidental Petroleum
          Corp......................    245,112
    400   Peoples Energy Corp.......     17,580
  1,100   Rowan Cos., Inc.*.........     28,490
  6,150   Schlumberger Ltd..........    411,743
  2,400   Sempra Energy.............     88,032
    800   Sunoco, Inc...............     65,368
  5,800   The Williams Cos., Inc....     94,482
  3,400   Transocean, Inc...........    144,126
  2,750   Unocal Corp...............    118,910
  2,700   Valero Energy Corp........    122,580
  2,700   XTO Energy Inc............     95,526
                                     ----------
                                      8,540,080
                                     ----------
          Pharmaceuticals--4.2%
  1,100   AmerisourceBergen Corp....     64,548
 20,400   Bristol-Myers Squibb Co...    522,648
 11,850   Eli Lilly and Co..........    672,488
  3,850   Forest Laboratories, Inc.*    172,711
  4,500   Gilead Sciences, Inc.*....    157,455
  2,466   King Pharmaceuticals,
          Inc.*.....................     30,578
  2,847   Medco Health Solutions,
          Inc.*.....................    118,435
  2,535   MedImmune, Inc.*..........     68,724

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2004

Number of
 Shares                              Value
---------                          ----------
          Common Stocks (Continued)
 23,300   Merck & Co., Inc........ $  748,862
  2,750   Mylan Laboratories, Inc.     48,620
 79,035   Pfizer, Inc.............  2,125,251
 15,450   Schering-Plough Corp....    322,596
  1,150   Watson Pharmaceuticals,
          Inc.*...................     37,732
                                   ----------
                                    5,090,648
                                   ----------
          Publishing--0.3%
    900   Dow Jones & Co., Inc....     38,754
    800   Knight-Ridder, Inc......     53,552
  2,250   R. R. Donnelley & Sons
          Co......................     79,403
  1,500   The New York Times Co.,
          Class A.................     61,200
  3,375   Tribune Co..............    142,222
                                   ----------
                                      375,131
                                   ----------
          Real Estate Investment Trusts--0.5%
  1,000   Apartment Investment &
          Management Co., Class A.     38,540
  2,000   Archstone-Smith Trust...     76,600
  4,200   Equity Office Properties
          Trust...................    122,304
  2,950   Equity Residential......    106,731
  1,900   Plum Creek Timber Co.,
          Inc.....................     73,036
  1,900   ProLogis................     82,327
  2,385   Simon Property Group,
          Inc.....................    154,238
                                   ----------
                                      653,776
                                   ----------
          Resorts and Entertainment--0.5%
 21,400   The Walt Disney Co......    594,920
                                   ----------

Number of
 Shares                                  Value
---------                              ----------
          Common Stocks (Continued)
          Retail--Apparel and Shoes--0.8%
  2,000   Coach, Inc.*................ $  112,800
  1,300   Jones Apparel Group, Inc....     47,541
  4,250   Limited Brands..............     97,835
  1,150   Liz Claiborne, Inc..........     48,542
  2,800   NIKE, Inc., Class B.........    253,932
  1,500   Nordstrom, Inc..............     70,095
    600   Reebok International Ltd....     26,400
  9,150   The GAP, Inc................    193,248
  1,150   V.F. Corp...................     63,687
                                       ----------
                                          914,080
                                       ----------
          Retail--Department Stores--0.5%
    800   Dillard's, Inc..............     21,496
  1,800   Federated Department Stores,
          Inc.........................    104,022
  3,000   J. C. Penney Co., Inc.
          (Holding Co.)...............    124,200
  3,600   Kohl's Corp.*...............    177,012
  2,150   Sears, Roebuck & Co.........    109,715
  3,000   The May Department Stores
          Co..........................     88,200
                                       ----------
                                          624,645
                                       ----------
          Retail--Discount Stores--2.8%
  1,100   Big Lots, Inc.*.............     13,343
  4,900   Costco Wholesale Corp.*.....    237,209
  3,412   Dollar General Corp.........     70,867
  1,700   Family Dollar Stores, Inc...     53,091
  9,400   Target Corp.................    488,142
  5,000   The TJX Cos. Inc............    125,650
 44,450   Wal-Mart Stores, Inc........  2,347,849
                                       ----------
                                        3,336,151
                                       ----------

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2004

Number of
 Shares                                  Value
---------                              ----------
          Common Stocks (Continued)
          Retail--Food Stores--0.3%
  3,800   Albertson's, Inc............ $   90,744
  4,650   Safeway, Inc.*..............     91,791
  7,700   The Kroger Co.*.............    135,058
                                       ----------
                                          317,593
                                       ----------
          Retail--Restaurants--0.4%
  1,600   Darden Restaurants, Inc.....     44,384
  4,250   Starbucks Corp.*............    265,030
  1,200   Wendy's International,
          Inc.........................     47,112
  3,050   Yum! Brands, Inc............    143,899
                                       ----------
                                          500,425
                                       ----------
          Retail--Specialty Stores--1.5%
  3,200   Bed Bath & Beyond, Inc.*....    127,456
  3,450   Best Buy Co., Inc.*.........    204,999
  2,000   Circuit City Stores-Circuit
          City Group..................     31,280
  4,250   CVS Corp....................    191,548
  8,100   Lowe's Cos., Inc............    466,478
  3,200   Office Depot, Inc.*.........     55,552
    950   Officemax, Inc..............     29,811
  1,650   RadioShack Corp.............     54,252
  5,250   Staples, Inc................    176,978
  1,500   Tiffany & Co................     47,955
  2,250   Toys "R" Us, Inc.*..........     46,058
 10,700   Walgreen Co.................    410,559
                                       ----------
                                        1,842,926
                                       ----------
          Retail and Wholesale Distribution--0.3%
  1,800   Genuine Parts Co............     79,308
  6,750   SYSCO Corp..................    257,648
  1,000   W.W. Grainger, Inc..........     66,620
                                       ----------
                                          403,576
                                       ----------

Number of
 Shares                               Value
---------                           ----------
          Common Stocks (Continued)
          Telecommunications--4.8%
  8,450   ADC Telecommunications,
          Inc.*.................... $   22,646
  3,250   ALLTEL Corp..............    190,970
  1,650   Andrew Corp.*............     22,490
  8,339   AT&T Corp................    158,941
  4,787   Avaya, Inc.*.............     82,336
 19,250   BellSouth Corp...........    534,957
  3,450   Broadcom Corp., Class A*.    111,366
  1,350   CenturyTel, Inc..........     47,885
  3,450   Citizens Communications
          Co.*.....................     47,576
  2,050   Comverse Technology,
          Inc.*....................     50,123
 14,700   Corning, Inc.*...........    173,019
 15,150   JDS Uniphase Corp.*......     48,026
 46,400   Lucent Technologies Inc.*    174,464
 25,500   Motorola, Inc............    438,600
 11,600   Nextel Communications,
          Inc.*....................    348,000
 17,200   QUALCOMM, Inc............    729,279
 19,059   Qwest Communications
          International, Inc.*.....     84,622
 34,750   SBC Communications,
          Inc......................    895,507
  1,550   Scientific-Atlanta, Inc..     51,166
 15,450   Sprint Corp. (FON
          Group)...................    383,933
  4,800   Tellabs, Inc.*...........     41,232
 29,116   Verizon Communications,
          Inc......................  1,179,488
                                    ----------
                                     5,816,626
                                    ----------

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2004

Number of
 Shares                                  Value
---------                              ----------
          Common Stocks (Continued)
          Tire and Rubber--0.0%
    700   Cooper Tire & Rubber
          Co.......................... $   15,085
  1,800   The Goodyear Tire &
          Rubber Co.*.................     26,388
                                       ----------
                                           41,473
                                       ----------
          Tools and Instruments--0.2%
    550   Millipore Corp.*............     27,396
  1,300   PerkinElmer, Inc............     29,237
    600   Snap-on, Inc................     20,616
    900   The Black & Decker
          Corp........................     79,496
    900   The Stanley Works...........     44,091
  1,650   Thermo Electron Corp.*......     49,814
                                       ----------
                                          250,650
                                       ----------
          Transportation--1.6%
  3,950   Burlington Northern Santa Fe
          Corp........................    186,875
  2,250   CSX Corp....................     90,180
  3,200   FedEx Corp..................    315,168
  4,100   Norfolk Southern Corp.......    148,379
    650   Ryder System, Inc...........     31,051
  2,750   Union Pacific Corp..........    184,938
 11,800   United Parcel Service, Inc.,
          Class B.....................  1,008,427
                                       ----------
                                        1,965,018
                                       ----------
          Travel Services--0.3%
  6,700   Carnival Corp...............    386,121
  1,330   Sabre Holdings Corp.........     29,473
                                       ----------
                                          415,594
                                       ----------

Number of
 Shares                                 Value
---------                              --------
          Common Stocks (Continued)
          Utilities--Gas and Electric--2.8%
  1,400   Allegheny Energy, Inc.*..... $ 27,594
  2,000   Ameren Corp.................  100,280
  4,130   American Electric Power Co.,
          Inc.........................  141,824
  5,600   Calpine Corp.*..............   22,064
  3,150   CenterPoint Energy, Inc.....   35,595
  1,850   Cinergy Corp................   77,016
  2,000   CMS Energy Corp.*...........   20,900
  2,500   Consolidated Edison, Inc....  109,375
  1,850   Constellation Energy Group,
          Inc.........................   80,864
  3,450   Dominion Resources, Inc.....  233,703
  1,800   DTE Energy Co...............   77,634
 10,050   Duke Energy Corp............  254,567
  3,350   Edison International*.......  107,301
  2,400   Entergy Corp................  162,216
  6,962   Exelon Corp.................  306,814
  3,498   FirstEnergy Corp............  138,206
  2,000   FPL Group, Inc..............  149,500
  1,700   KeySpan Corp................   67,065
  1,300   Kinder Morgan, Inc..........   95,069
  2,757   NiSource, Inc...............   62,804
  4,250   PG&E Corp.*.................  141,440
  1,000   Pinnacle West Capital
          Corp........................   44,410
  1,950   PPL Corp....................  103,896
  2,641   Progress Energy, Inc........  119,479
    150   Progress Energy, Inc. (a)*..       68
  2,450   Public Service Enterprise
          Group, Inc..................  126,837
  2,000   TECO Energy, Inc............   30,680
  6,750   The AES Corp.*..............   92,273
  7,700   The Southern Co.............  258,103

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         December 31, 2004

Number of
 Shares                                       Value
----------                                ------------
           Common Stocks (Continued)
     2,550 TXU Corp...................... $    164,628
     4,177 Xcel Energy, Inc..............       76,021
                                          ------------
                                             3,428,226
                                          ------------
           Waste Management--0.2%
     3,300 Allied Waste Industries,
           Inc.*.........................       30,624
     5,950 Waste Management, Inc.........      178,143
                                          ------------
                                               208,767
                                          ------------
           Total Common Stocks
           (Cost $99,433,792)............  118,674,876
                                          ------------
Principal
 Amount
----------
           United States Government
           Agencies & Obligations--0.2%
           United States Treasury Bill--0.2%
$  275,000 1.83%, 3/10/05 +
           (Cost $274,052)...............      273,956
                                          ------------
Number of
 Shares
----------
           MONEY MARKET FUND--1.7%
 1,978,621 BNY Hamilton Money Fund
           (Hamilton Shares), 2.01%(b)
           (Cost $1,978,621).............    1,978,621
                                          ------------
           Total Investments
           (Cost $101,686,465)(c)--
           100.5%........................  120,927,453
           Liabilities in excess of other
           assets--(0.5%)................     (557,998)
                                          ------------
           Net Assets--100.0%............ $120,369,455
                                          ------------

*  Non-income producing security.
(a)Contingent Value Obligation.
(b)Represents annualized 7 day yield at December 31, 2004.
(c)The cost of investments for Federal income tax purposes is $107,979,034. At December 31, 2004, net unrealized appreciation was $12,948,419 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $16,913,861 and aggregate gross unrealized depreciation of $3,965,442.
+ Coupon rate represents discounted rate at time of purchase for United States Treasury Bills. This is the actual collateral for the S&P 500 Index future.

At December 31, 2004, the S&P 500 Index Fund had entered into exchanged traded financial futures contracts as described below:

                                                Unrealized
                                              Appreciation at
                   Index   Maturity             December 31
                   Future    Date   Contracts      2004
                   ------  -------- --------- ---------------
                   S&P 500  March
                    Index    2005      39         $18,270

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         Statement of Assets and Liabilities

         December 31, 2004

          Assets:
            Non-affiliated investments at market value,
             (Cost $99,707,844)......................... $118,948,832
            Affiliated investments at market value,
             (Cost $1,978,621)..........................    1,978,621
            Receivables:
             Dividends..................................      151,886
             Capital stock sold.........................      121,279
             Interest...................................        4,034
             Other assets...............................       11,306
                                                         ------------
             Total Assets...............................  121,215,958
                                                         ------------
          Liabilities:
            Payables:
             Capital stock repurchased..................      771,222
             Services provided by The Bank of New
              York......................................       17,198
             Variation Margin...........................        1,429
            Accrued expenses and other liabilities             56,654
                                                         ------------
             Total Liabilities..........................      846,503
                                                         ------------
          Net Assets:................................... $120,369,455
                                                         ------------
          Sources Of Net Assets:
            Capital stock @ par......................... $     14,583
            Paid in capital.............................  108,961,627
            Accumulated net realized loss on
             investments and futures....................   (7,866,013)
            Net unrealized appreciation on
             investments and futures....................   19,259,258
                                                         ------------
          Net Assets.................................... $120,369,455
                                                         ------------
          Institutional Shares:
            Net assets.................................. $119,104,114
                                                         ------------
            Shares outstanding..........................   14,429,953
                                                         ------------
            Net asset value, offering price and
             repurchase price per share................. $       8.25
                                                         ------------
          Investor Shares:
            Net assets.................................. $  1,265,341
                                                         ------------
            Shares outstanding..........................      153,181
                                                         ------------
            Net asset value, offering price and
             repurchase price per share................. $       8.26
                                                         ------------
          Institutional Shares authorized @ $.001 par
           value........................................  200,000,000
          Investor Shares authorized @ $.001 par
           value........................................  200,000,000

                            Statement of Operations

                     For the year ended December 31, 2004

           Investment Income:
             Dividends................................. $ 2,106,329
             Interest from affiliated fund.............      23,498
             Interest..................................       3,352
                                                        -----------
              Total Income.............................   2,133,179
                                                        -----------
           Expenses:
             Advisory..................................     259,639
             Administration............................     166,837
             Custodian.................................      67,008
             Transfer agent............................      31,166
             Accounting services.......................      30,184
             Registration and filings..................      23,662
             Directors.................................      21,269
             Audit.....................................      14,519
             Reports to shareholders...................       7,831
             Legal.....................................       3,396
             12b-1 fee--Investor Shares................       2,645
             Insurance.................................       1,718
             Cash management...........................       1,214
             Other.....................................      44,356
                                                        -----------
              Total Expenses...........................     675,444
             Fees waived by The Bank of New York
              (Note 3).................................    (309,228)
                                                        -----------
              Net Expenses.............................     366,216
                                                        -----------
              Net Investment Income....................   1,766,963
                                                        -----------
           Realized and Unrealized Gain
            (loss) on Investments and
            Futures:
             Net realized gain on:
              Investments..............................   1,908,367
              Futures..................................     128,834
                                                        -----------
             Net realized gain on investments and
              futures..................................   2,037,201
                                                        -----------
             Increase (decrease) in unrealized
              appreciation/depreciation on:
              Investments..............................   7,340,039
              Futures..................................      (2,777)
                                                        -----------
             Net unrealized gain on investments and
              futures..................................   7,337,262
                                                        -----------
             Net realized and unrealized gain on
              investments and futures..................   9,374,463
                                                        -----------
             Net increase in net assets resulting from
              operations............................... $11,141,426
                                                        -----------

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         Statements of Changes in Net Assets

                                                                            Year Ended December 31,
                                                                          --------------------------
                                                                              2004          2003
                                                                          ------------  ------------
Operations:
 Net investment income................................................... $  1,766,963  $  1,040,868
 Net realized gain (loss) on investments and futures.....................    2,037,201    (5,843,906)
 Increase in unrealized appreciation/depreciation on
   investments and futures...............................................    7,337,262    22,459,017
                                                                          ------------  ------------
   Net increase in net assets resulting from operations..................   11,141,426    17,655,979
                                                                          ------------  ------------
Dividends to Shareholders:
 Dividends from net investment income: Institutional
   Shares................................................................   (1,737,258)   (1,047,905)
                          Investor Shares................................      (15,976)       (4,717)
                                                                          ------------  ------------
                                                                            (1,753,234)   (1,052,622)
                                                                          ------------  ------------
Capital Stock Transactions:
 Proceeds from capital stock sold: Institutional Shares..................   85,537,047    58,926,400
                     Investor Shares.....................................      957,051       643,081
 Proceeds from shares issued on reinvestment of
   dividends: Institutional Shares.......................................    1,376,997       839,709
           Investor Shares...............................................       15,859         4,717
 Value of capital stock repurchased: Institutional Shares................  (69,340,239)  (41,265,500)
                      Investor Shares....................................     (494,626)     (119,185)
                                                                          ------------  ------------
 Net increase in net assets resulting from capital stock
   transactions..........................................................   18,052,089    19,029,222
                                                                          ------------  ------------
   Increase in Net Assets................................................   27,440,281    35,632,579
Net Assets:
 Beginning of year.......................................................   92,929,174    57,296,595
                                                                          ------------  ------------
 End of year............................................................. $120,369,455  $ 92,929,174
                                                                          ------------  ------------
Changes in Capital Stock Outstanding:
 Shares sold: Institutional Shares.......................................   11,045,265     8,715,728
         Investor Shares.................................................      123,196       102,830
 Shares Issued on Reinvestment of dividends:
   Institutional Shares..................................................      174,241        95,136
                             Investor Shares.............................        1,995           692
 Shares repurchased: Institutional Shares................................   (8,944,562)   (6,192,820)
              Investor Shares............................................      (63,091)      (17,511)
                                                                          ------------  ------------
   Net increase..........................................................    2,337,044     2,704,055
 Shares outstanding, beginning of year...................................   12,246,090     9,542,035
                                                                          ------------  ------------
 Shares outstanding, end of year.........................................   14,583,134    12,246,090
                                                                          ------------  ------------

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

         Financial Highlights

                                                             Institutional Shares
                                           ----------------------------------------------------
                                                                                   For the Period
                                                  Year Ended December 31,          April 28, 2000*
                                           ------------------------------------        through
                                             2004      2003     2002      2001    December 31, 2000
                                           --------  -------  -------   -------   -----------------
PER SHARE DATA:
Net asset value at beginning of period.... $   7.59  $  6.00  $  7.83   $  9.07        $ 10.00
                                           --------  -------  -------   -------        -------
Gain (loss) from investment operations
Net investment income.....................     0.13     0.10     0.09      0.09           0.07
Net realized and unrealized gain (loss) on
  investments and futures.................     0.66     1.58    (1.84)    (1.21)         (0.94)
                                           --------  -------  -------   -------        -------
 Total from investment operations.........     0.79     1.68    (1.75)    (1.12)         (0.87)
                                           --------  -------  -------   -------        -------
Dividends and distributions
Dividends from net investment income......    (0.13)   (0.09)   (0.08)    (0.09)         (0.06)
Distributions from capital gains..........       --       --       --     (0.03)            --
                                           --------  -------  -------   -------        -------
 Total dividends and distributions........    (0.13)   (0.09)   (0.08)    (0.12)         (0.06)
                                           --------  -------  -------   -------        -------
Net asset value at end of year............ $   8.25  $  7.59  $  6.00   $  7.83        $  9.07
                                           --------  -------  -------   -------        -------
TOTAL RETURN:
Total investment return based on net asset
  value/(a)/..............................    10.46%   28.17%  (22.43)%  (12.44)%        (8.72)%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted). $119,104  $92,237  $57,266   $27,380        $17,718
Ratio to average net assets of:
 Expenses, net of waiver from The Bank
   of New York............................     0.35%    0.35%    0.35%     0.35%          0.35%***
 Expenses, prior to waiver from The Bank
   of New York............................     0.65%    0.82%    0.96%     1.59%          1.91%***
 Net investment income, net of waiver
   from The Bank of New York..............     1.70%    1.44%    1.34%     1.09%          1.00%***
Portfolio turnover rate...................       17%      40%      32%       94%            33%

*  Commencement of investment operations.
** Not annualized.
***Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton S&P 500 Index Fund

                                                                     Investor Shares
                                                            -----------------------------
                                                              Year Ended     For the Period
                                                             December 31,    July 25, 2002*
                                                            --------------       through
                                                             2004    2003   December 31, 2002
                                                            ------  ------  -----------------
PER SHARE DATA:
Net asset value at beginning of period..................... $ 7.60  $ 6.00       $ 5.76
                                                            ------  ------       ------
Gain from investment operations
Net investment income......................................   0.12    0.08         0.04
Net realized and unrealized gain on investments and futures   0.65    1.59         0.24
                                                            ------  ------       ------
 Total from investment operations..........................   0.77    1.67         0.28
                                                            ------  ------       ------
Dividends and distributions
Dividends from net investment income.......................  (0.11)  (0.07)       (0.04)
                                                            ------  ------       ------
Net asset value at end of year............................. $ 8.26  $ 7.60       $ 6.00
                                                            ------  ------       ------
TOTAL RETURN:
Total investment return based on net asset value/(a)/......  10.20%  27.90%        4.82%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted).................. $1,265  $  692       $   30
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of New York.........   0.60%   0.60%        0.60%***
 Expenses, prior to waiver from The Bank of New York.......   0.89%   1.06%        1.14%***
 Net investment income, net of waiver from The Bank of
   New York................................................   1.49%   1.17%        1.34%***
Portfolio turnover rate....................................     17%     40%          32%

*  Commencement of investment operations.
** Not annualized.
***Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         Notes to Financial Statements

1. ORGANIZATION AND BUSINESS

  BNY Hamilton Funds, Inc. (the ''Company'') was organized as a Maryland Corporation on May 1, 1992 and is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company. The Company currently consists of twenty separate series. The seven series presented in these financial statements consist of the BNY Hamilton Equity Funds and include the BNY Hamilton Large Cap Growth Fund (the "Large Cap Growth Fund"), BNY Hamilton Large Cap Value Fund (the "Large Cap Value Fund"), BNY Hamilton Small Cap Growth Fund (the "Small Cap Growth Fund"), BNY Hamilton Multi-Cap Equity Fund (the "Multi-Cap Equity Fund"), BNY Hamilton Equity Income Fund (the "Equity Income Fund"), BNY Hamilton International Equity Fund (the "International Equity Fund") and BNY Hamilton S&P 500 Index Fund (the "S&P 500 Index Fund"), (individually, a ''Fund'' and collectively, the ''Funds''). All of the Funds are diversified as defined under the 1940 Act.

  Each of the Funds, except the S&P 500 Index Fund, offers three classes of shares: Class A Shares (formerly, Investor Shares), Class C Shares and Institutional Shares. The S&P 500 Index Fund offers two classes of shares:
Institutional Shares and Investor Shares. As of December 31, 2004, there was no activity in Class C Shares, except for the Equity Income Fund. The Multi-Cap Equity Fund only had activity in Class A Shares.

  Class A Shares are sold with a front-end sales charge of up to 5.25% for purchases of less than $1 million. With respect to purchases of $1 million or more, Class A Shares redeemed within 12 months of purchase may be subject to a contingent deferred sales charge of 1%. Class C Shares are not subject to a front-end sales charge, but investors may be subject to a contingent deferred sales charge of 1% on redemptions made within 12 months after purchase. The Institutional Shares and Investor Shares are sold with no front-end sales charge or contingent deferred sales charge.

  The following are the investment objectives of each of the Funds:

.. Large Cap Growth Fund--To provide long-term capital appreciation by investing primarily in common stocks and securities convertible into common stocks of domestic and foreign companies; current income is a secondary consideration;

.. Large Cap Value Fund--To provide long-term capital appreciation; current income is a secondary consideration;

.. Small Cap Growth Fund--To provide long-term capital appreciation by investing primarily in equity securities of small domestic and foreign companies;

.. Multi-Cap Equity Fund--To provide long-term capital appreciation; current income is a secondary consideration;

.. Equity Income Fund--To provide long-term capital appreciation with a yield greater than the yield of the Standard & Poor's 500(R) Index;

.. International Equity Fund--To provide long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers;

.. S&P 500 Index Fund--To match the performance of the performance of the Standard & Poor's 500(R) Index Composite Stock Index (the "S&P 500(R)").

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements.

(A) Security Valuations

  Securities listed on a domestic securities exchange, including options on stock indexes, are valued based on the last sale price as of the close of regular trading hours on the New York Stock Exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange. Securities listed on a foreign exchange are valued at the last quoted sale price at the close of the primary exchange. Securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued at the NASDAQ Official Closing Price.

  The market value of a written call option or a purchased put option is the last reported sale price on the principal exchange on which such option is traded or, if no sales are reported, the average between the last reported bid and asked prices.

  The determination of the value of certain portfolio debt securities, other than temporary investments in short-term securities, takes into account various factors affecting market value, including yields and prices of comparable securities, indications as to value from dealers and general market conditions.

  Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost which approximates fair value. This method values a security at its cost at the time of purchase and thereafter assumes a constant rate of amortization to maturity of any discount or premium.

  Investments in other BNY Hamilton Funds are valued at their net asset value as determined by the applicable BNY Hamilton Funds' prospectus.

  Securities for which market quotations are not readily available, including investments that are subject to limitations as to their sale (such as certain restricted securities and illiquid securities), are valued at fair value as determined in good faith by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

(B) Foreign Currency Translation

  The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

  (i) Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the current daily rates of exchange. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

  (ii) Foreign exchange gain or loss resulting from the sale of an investment, holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses on foreign currency transactions in the respective Fund's statement of operations. The effects of changes in foreign currency exchange rates on securities are not separately identified in the statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

  (iii) Foreign exchange gain or loss on assets and liabilities, other than investments, are shown as unrealized appreciation (depreciation) on foreign currency transactions.

(C) Risk Involved in Investing in the Funds

  In the normal course of business the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of losses to be remote.

(D) Repurchase Agreements

  A Fund's custodian or designated sub-custodians, as the case may be under tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(E) Written Options and Purchased Options

  All Funds may enter into option contracts for the purpose of either hedging its exposure to the market fluctuations of the portfolio, or an individual security position.

  When a Fund writes an option, it will receive a premium. Premiums received are recorded as liabilities and adjusted to current market value daily. When an option is purchased, the Fund will pay a premium. Premiums paid for options are included as investments and are also adjusted to their current market value daily.

  If a written option expires, the premium received by the Fund will be treated as a short-term capital gain. Likewise, premiums paid for purchased options that expire unexercised will be treated as short-term capital losses. In addition, short-term capital gains or losses may be realized on exercised written calls or purchased puts depending on the premiums received or paid and the strike price of the underlying securities.

  As a writer of call options, a Fund does not have control over exercising of such options. As a result, that Fund bears unlimited market risk of favorable changes in the value of the call option's underlying securities. The Fund also bears unlimited market risk in the value of the written call option itself.

  If an option which a Fund has purchased expires on its stipulated expiration date, it realizes a loss in the amount of the cost of the option. If it enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a Fund exercises a call option, the cost of the security which it purchases upon exercise will be increased by the premium originally paid.

(F) Federal Income Taxes

  Each Fund is treated as a separate entity for federal income tax purposes. It is the Funds' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable and tax-exempt income to the shareholders within the allowable time limits. Therefore, no federal income tax provision is required.

(G) Dividends and Distributions to Shareholders

  The Large Cap Growth Fund and the Equity Income Fund declare and pay dividends monthly. The Large Cap Value Fund and S&P 500 Index Fund declare and pay dividends quarterly. The Small Cap Growth Fund, Multi-Cap Equity Fund, and the International Equity Fund declare and pay dividends annually, provided that there is net investment income at the end of the fiscal year. Capital gain distributions, if any, are made annually.

(H) Security Transactions and Investment Income

  Security transactions are recorded on the trade date. Realized gains (losses) on security transactions are calculated using the identified cost method. Dividend income is recognized on the ex-dividend date, except for certain foreign dividends which are recorded when known, and interest income, including amortization of premiums and discounts, is accrued daily.

  Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

(I) Financial Statements Preparation

  The preparation of financial statements in conformity with U.S. generally accepted accounting principle requires management to make estimates and assumptions that affect the reporting of assets, liabilities and disclosures in the financial statements and the accompanying notes. Management believes that the estimates used in preparing the Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

3. Advisory, Administration and Other Transactions with Affiliates

  The Bank of New York acts as the Funds' investment adviser (the "Advisor"). The Bank of New York is a subsidiary of The Bank of New York Company, Inc. ("BNYCO"), a financial holding company. The Advisor manages the investments of the Funds and is responsible for all purchases and sales of the Funds' portfolio securities. The Advisor's fee accrues daily and is payable monthly at the following annual rates:

                            % of Average
                          Daily Net Assets
                          ----------------
Large Cap Growth Fund....       .60%
Large Cap Value Fund.....       .60%
Small Cap Growth Fund....       .75%
Multi-Cap Equity Fund....       .75%
Equity Income Fund.......       .60%
International Equity Fund       .75%
S&P 500 Index Fund.......       .25%

  The Large Cap Value Fund is sub-advised by Estabrook Capital Management, LLC ("Estabrook"), a wholly-owned subsidiary of The Bank of New York. Estabrook's fee is payable monthly by the Advisor at an annual rate of .60% of the average daily net assets of the Large Cap Value Fund.

  The Multi-Cap Equity Fund is sub-advised by Gannett Welsh & Kotler, LLC ("GW&K"), a wholly-owned subsidiary of the Bank of New York. GW&K's fee is payable monthly by the Advisor at an annual rate of .75% of the average daily net assets of the Multi-Cap Equity Fund.

  BNY Hamilton Distributors, Inc. (a wholly-owned subsidiary of The BISYS Group, Inc.) acts as the Funds' administrator (the "Administrator") and will assist in supervising the operations of the Funds. The Bank of New York is not an affiliated person of BNY Hamilton Distributors, Inc.

  The Administrator has agreed to provide facilities, equipment and personnel to carry out administrative services for the Funds, including, among other things, providing the services of persons who may be appointed as officers and directors of the Funds, monitoring the custodian, fund accounting, transfer agency, administration, distribution, advisory and legal services that are provided to the Funds. The Administration Agreement permits the Administrator to delegate certain responsibilities to other service providers. Pursuant to this authority, the Administrator has delegated certain administrative functions to The Bank of New York.

  Effective July 1, 2004, the use of breakpoints in the calculation of the Administration Fees were implemented. The Administrator's fee is payable monthly at a rate of .125% on each Fund's first $300 million of the average daily net assets and at a rate of .10% on each Fund's average daily net assets in excess of $300 million. Prior to July 1, 2004, the Administration fee was payable monthly at the following annual rates:

                            % of Average
                          Daily Net Assets
                          ----------------
Large Cap Growth Fund....       .20%
Large Cap Value Fund.....       .20%
Small Cap Growth Fund....       .20%
Multi-Cap Equity Fund....       .20%
Equity Income Fund.......       .20%
International Equity Fund       .20%
S&P 500 Index Fund.......       .20%

  During the year ended December 31, 2004, the Administrator paid the following amounts to The Bank of New York under the sub-administration agreement:

                           Amount
                          --------
Large Cap Growth Fund.... $449,229
Large Cap Value Fund.....  222,807
Small Cap Growth Fund....  783,893
Multi-Cap Equity Fund....   69,302
Equity Income Fund.......  468,819
International Equity Fund  226,477
S&P 500 Index Fund.......  101,924

  In addition to acting as Administrator, BNY Hamilton Distributors, Inc. is the principal underwriter and distributor of shares of the Funds.

  The Bank of New York serves as the Funds' custodian ("Custodian"). Each Fund maintains a compensating balance arrangement with the Custodian, whereby a Fund would have its respective custody fees reduced by income earned on cash balances maintained with the Custodian. The income earned on cash balances by each Fund for the year ended December 31, 2004 is shown on its respective Statement of Operations under the caption "Earnings Credit Adjustment." For the year ended December 31, 2004, the Large Cap Growth Fund, the Small Cap Growth Fund, the Multi-Cap Equity Fund and the S&P 500 Index Fund did not earn any such income.

  The Bank of New York provides cash management and related services to the Funds. Fees for these services are included under the caption "Cash management" in the Statement of Operations.

  The Bank of New York agreed to assume/waive expenses for certain Funds to the extent that each Fund's expense ratio exceeded the percentage of average daily net assets as shown below:

                      Class A Institutional
                      Shares     Shares
                      ------- -------------
Large Cap Value Fund.  1.05%      .80%
Multi-Cap Equity Fund  1.25%       N/A

                   Institutional Investor
                      Shares      Shares
                   ------------- --------
S&P 500 Index Fund     .35%        .60%

  The Large Cap Growth Fund, Small Cap Growth Fund, Equity Income Fund and International Equity Fund did not have any expense waivers for the year ended December 31, 2004.

  Effective July 1, 2004, the Advisor contractually committed to maintain the fee waiver/expense reimbursements which are currently in effect until April, 2007. Previously these arrangements were voluntary and could be revoked at any time.

  The Company has adopted a 12b-1 distribution plan with respect to the Investor Shares, Class A Shares and Class C Shares of each of the applicable Funds. The plan permits the Funds to reimburse the Distributor for distribution and/or shareholder servicing expenses in an amount up to .25%, .25% and 1.00% of the annual average daily net assets of the Investor Shares, Class A Shares and Class C Shares, respectively.

  The Distributor has advised the Funds that it has received the following amounts in front-end sales charges resulting from sales of Class A Shares and there were no contingent deferred sales charges imposed upon redemptions of Class C Shares during the year ended December 31, 2004:

                                                 Class A
                                                ---------
                                                Front-End
                                                  Sales
                                                 Charge
                                                ---------
                      Large Cap Growth Fund....  $ 4,880
                      Large Cap Value Fund.....    3,103
                      Small Cap Growth Fund....   13,129
                      Multi-Cap Equity Fund....   11,775
                      Equity Income Fund.......    7,651
                      International Equity Fund    1,439

4. Portfolio Securities

  For the year ended December 31, 2004, the cost of securities purchased and the proceeds from sales of securities, excluding short-term securities, were as follows:

                                       Purchases      Sales
                                      ------------ ------------
                 Large Cap Growth
                  Fund............... $306,009,828 $328,147,799
                 Large Cap Value Fund  150,675,609   63,620,739
                 Small Cap Growth
                  Fund...............  624,730,293  424,919,176
                 Multi-Cap Equity
                  Fund...............   11,890,354   12,192,861
                 Equity Income Fund..  144,790,620  179,988,450
                 International Equity
                  Fund...............  101,816,224   54,843,380
                 S&P 500 Index Fund..   35,230,150   17,425,722

  There were no purchases or sales of U.S. Government securities for the year ended December 31, 2004.

5. In-Kind Redemptions

  For the year ended December 31, 2004, the Small Cap Growth Fund had an in-kind redemption in the amount of $53,961,458 consisting of marketable securities, which are included in redemptions in shareholder transactions on the statement of changes.

6. Federal Income Taxes

  For federal income tax purposes, the Funds indicated below have capital loss carryforwards as of December 31, 2004 which are available to offset future capital gains, if any. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

                                       Capital Loss
                                       Carryforward Expiration
                                       ------------ ----------
                  Large Cap Value
                   Fund............... $   317,383     2010
                  Multi-Cap Equity
                   Fund...............      25,276     2008
                                         6,012,756     2009
                  Equity Income
                   Fund*..............     205,558     2008
                  International Equity
                   Fund...............  35,000,462     2009
                                        51,634,294     2010
                                        10,488,109     2011
                  S&P 500 Index Fund..     314,209     2010
                                         1,240,965     2011

*Due to fund merger utilization of Capital Loss carryforward is currently subject to limitation under Internal Revenue Code Section 382.

  During the year ended December 31, 2004, the Large Cap Growth Fund, Large Cap Value Fund, Multi-Cap Equity Fund, Equity Income Fund, International Equity Fund and S&P 500 Index Fund utilized capital loss carryforwards of $27,691,718, $122,651, $3,097,141, $14,057,586, $4,402,826 and $2,114,329, respectively, to offset realized gains.

  Capital losses incurred after October 31 ("post-October" losses) within the next taxable year are deemed to arise on the first business day of the fund's next taxable year. The Fund indicated incurred and will elect to defer net capital losses noted during 2004. The Large Cap Value Fund will defer post-October losses in the amount of $1,213,834.

Distributions to shareholders:

  The tax character of distributions paid during the fiscal year ended December 31, 2004 was as follows:

                                        Distributions paid from:
                                  -------------------------------------
                                                  Net         Total
                                               long term     taxable
                                   Ordinary     capital   distributions
                                    Income       gains        paid
                                  ----------  ----------- -------------
        Large Cap Growth Fund.... $3,122,907  $ 5,472,221  $ 8,595,128
        Large Cap Value Fund.....  3,059,740           --    3,059,740
        Small Cap Growth Fund....         --   44,421,659   44,421,659
        Multi-Cap Equity Fund....    281,329           --      281,329
        Equity Income Fund.......  7,249,988           --    7,249,988
        International Equity Fund  2,535,839*          --    2,535,839
        S&P 500 Index Fund.......  1,753,234           --    1,753,234

*Amount is net of Foreign Tax Credit of $387,042.

  The tax character of distributions paid during the fiscal year ended December 31, 2003 was as follows:

                                        Distributions paid from:
                                  -------------------------------------
                                                  Net         Total
                                               long term     taxable
                                   Ordinary     capital   distributions
                                    Income       gains        paid
                                  ----------  ----------- -------------
        Large Cap Growth Fund.... $2,301,449           --  $ 2,301,449
        Large Cap Value Fund.....    901,745           --      901,745
        Small Cap Growth Fund....         --  $20,882,829   20,882,829
        Multi-Cap Equity Fund....    154,882           --      154,882
        Equity Income Fund.......  7,689,537           --    7,689,537
        International Equity Fund  1,191,125*          --    1,191,125
        S&P 500 Index Fund.......  1,052,622           --    1,052,622

*Amount is net of Foreign Tax Credit of $265,782.

  As of December 31, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                          Undistributed Undistributed             Accumulated       Unrealized            Total
                            ordinary      long-term   Accumulated capital and     appreciation/        accumulated
                             income     capital gains  earnings   other losses    (depreciation)    earnings/(deficit)
                          ------------- ------------- ----------- ------------  --------------      ------------------
Large Cap Growth Fund....  $1,851,501    $30,787,916  $32,639,417           --   $48,387,528/2/        $ 81,026,945
Large Cap Value Fund.....      11,898             --       11,898 $ (1,531,217)   29,735,785/2/          28,216,466
Small Cap Growth Fund....          --      4,355,032    4,355,032                 64,700,921/2/          69,055,953
Multi-Cap Equity Fund....          --             --           --   (6,038,032)   14,600,975/2/           8,562,943
Equity Income Fund.......     167,549      2,407,377    2,574,926     (205,558)   58,011,883/1,2,4/      60,381,251
International Equity Fund          --             --           --  (97,122,865)   54,120,213/2/         (43,002,652)
S&P 500 Index Fund.......          --             --           --   (1,555,174)   12,948,419/3/          11,393,245

/1/The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax return of capital adjustments from real estate investment trusts.
/2/The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales.
/3/The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales, return of capital adjustments from real estate investment trusts and gains/losses on certain derivative instruments.
/4/The differences between book-basis and tax basis unrealized appreciation/(depreciation) is attributable to additional income accrued for tax purposes on convertible preferred stocks.

7. Written Option Activity

  Transactions in written options for the year ended December 31, 2004 were as follows:

Equity Income Fund

                                                    Number
                                                      of      Premiums
                                                   Contracts  Received
                                                   --------- ---------
         Options outstanding at  December 31, 2003     100   $  23,199
         Options written..........................   4,085     872,843
         Options expired..........................  (4,185)   (896,042)
                                                    ------   ---------
         Options outstanding at
          December 31, 2004.......................      --   $      --
                                                    ======   =========

8. Futures Contracts

  The S&P 500 Index Fund enters into S&P 500 Index futures contracts as part of its investment strategies. A futures contract is an agreement to buy or sell a financial instrument at a particular price on a stipulated future date. Upon entering into a futures contract, the Fund is required to make an initial margin deposit established by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. The Fund bears the market risk that arises from changes in the value of these financial instruments.

9. Reclassification Of Capital Accounts

  At December 31, 2004, the following reclassifications were made to the capital accounts of the noted Funds, to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are primarily due to the differences between book and tax treatment of investments in real estate trusts, foreign currency transactions, redemption in-kind transactions and net investment losses. Net investment income, net realized gains, and net assets were not affected by these changes.

                              Undistributed      Undistributed
                              Net Investment     Capital Gains/     Paid in
                                  Income      (Accumulated Losses)  Capital
                              --------------  -------------------- --------
    Large Cap Growth Fund....       $(23,408)        $23,408             --
    Small Cap Growth Fund....       4,366,933      (4,288,409)     $(78,524)
    Multi-Cap Equity Fund....         6,750          (5,642)         (1,108)
    Equity Income Fund.......       (913,499)        913,499             --
    International Equity Fund        123,784        (75,793)        (47,991)
    S&P 500 Index Fund.......       (13,729)         13,743             (14)

10. Subsequent Event

  At the Special Meeting of Shareholders held on December 16, 2004, the following proposals were approved.

  Effective January 3, 2005, the investment objective of the Large Cap Growth Fund is changed from "provide long-term capital appreciation by investing primarily in common stocks and securities convertible into common stocks of domestic and Foreign companies; current income is a secondary consideration" to "provide long-term capital appreciation".

  Effective January 3, 2005, the name of the BNY Hamilton Equity Income Fund is changed to the "BNY Hamilton Large Cap Equity Fund".

  Effective January 3, 2005, the investment objective of the Equity Income Fund is changed from "provide long-term capital appreciation with a yield greater than the yield of the S&P 500 Index" to "provide long-term capital appreciation".

Proxy Results (Unaudited)

  Below are the proposals considered at the meeting, and the results are as follows:

                                                    Large Cap Growth Fund
                                                 ----------------------------
                                                            Shares
                                                 ----------------------------
                                                    For     Against Abstained
                                                 ---------- ------- ---------
  To change the portfolio's Investment objective 29,603,737 210,747  466,419

                                                      Equity Income Fund
                                                 ----------------------------
                                                            Shares
                                                 ----------------------------
                                                    For     Against Abstained
                                                 ---------- ------- ---------
  To change the portfolio's Investment objective 24,317,285 752,306  395,655

         Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
BNY Hamilton Funds, Inc.

    We have audited the accompanying statements of assets and liabilities of the Large Cap Growth Fund, Large Cap Value Fund, Small Cap Growth Fund, Multi-Cap Equity Fund, Equity Income Fund, International Equity Fund and S&P 500 Index Fund (seven of the portfolios constituting BNY Hamilton Funds, Inc.) (the "Funds"), including the portfolios of investments, as of December 31, 2004 and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of December 31, 2004 and confirmation of securities not held by the custodian by correspondence with others. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above at December 31, 2004, and the results of their operations for and the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

                                          /s/ Ernst & Young LLP
New York, New York
February 22, 2005

Directors And Officers (Unaudited)
The directors and executive officers of BNY Hamilton Funds and their principal occupations during the past five years are:

                                                    Principal Occupations
     Director            Position                   During Past Five Years
     --------            --------                   ----------------------
Edward L. Gardner.. Director and        Chairman of the Board, President and Chief
  Age 70            Chairman of the     Executive Officer, Industrial Solvents
                    Board               Corporation, 1981 to Present; Chairman of the
                                        Board, President and Chief Executive Officer,
                                        Industrial Petro-Chemicals, Inc., 1981 to
                                        Present.

James E. Quinn..... Director            President, Tiffany & Co., 2003 to Present;
  Age 53                                Member, Board of Directors, Tiffany & Co.,
                                        1995 to Present; Vice Chairman, Tiffany &
                                        Co., 1999 to Present; Executive Vice President,
                                        Tiffany & Co., 1992 to 1999.

Karen Osar......... Director            Senior Vice President and Chief Financial
  Age 55                                Officer, Crompton Corp., 2004 to Present;
                                        Senior Vice President and Chief Financial
                                        Officer, Westvaco Corp., 1999 to 2003.

Kim Kelly.......... Director            Chief Executive Officer, Arroyo Video, 2004 to
  Age 48                                Present; Executive Vice President and Chief
                                        Financial Officer, Insight Communication,
                                        1990 to 2003; Chief Operating Officer, Insight
                                        Communications, 1998 to 2003.

John R. Alchin..... Director            Executive Vice President, Co-Chief Financial
  Age 56                                Officer and Treasurer, Comcast Corporation,
                                        1990 to Present.

Newton P.S. Merrill Director            Retired; formally Senior Executive Vice
  Age 64                                President, The Bank of New York, 1994 to
                                        2003.

Kevin J. Bannon.... President and       Executive Vice President, The Bank of New
  Age 52            Principal Executive York, 1993 to Present.
                    Officer

                                                       Principal Occupations
      Director             Position                    During Past Five Years
      --------             --------                    ----------------------
Michael A. Grunewald Vice President       Manager, Client Services, BISYS Fund Services,
  Age 34                                  Inc., 1993 to Present.

Guy Nordahl......... Treasurer and        Vice President, BNY Asset Management
  Age 39             Principal Accounting Product Management, 1999 to Present.
                     Officer              Treasurer and Principal Financial Officer of the
                                          BNY Hamilton Funds, 2002 to 2003.

Kim R. Smallman..... Secretary            Counsel, Legal Services, BISYS Fund Services,
  Age 33                                  Inc., 2002 to Present; Attorney, Goodwin
                                          Procter LLP, 2000 to 2002.

Alaina V. Metz...... Assistant Secretary  Chief Administrator, Administration Services
  Age 37                                  of BISYS Fund Services, Inc., 1995 to Present.


--------
+Sheila McKinney was Vice President of Mutual Funds Administration and
 Treasurer and Principal Accounting Officer from August 2003 to December 2004.

The Funds' Statement of Additional Information contains additional information about the Directors and Officers and is available, without charge, upon request, by calling (800) 426-9363.

Investment Advisor
The Bank of New York

Administrator and Distributor
BNY Hamilton Distributors, Inc.

Sub-Administrator
The Bank of New York

Transfer Agent
BISYS Fund Services Ohio, Inc.

Custodian
The Bank of New York

Independent Registered Public Accounting Firm
Ernst & Young LLP

Legal Counsel
Sullivan & Cromwell LLP

                  BNY Hamilton Distributors, Inc., is the Funds' distributor and is unaffiliated with The Bank of New York, the investment advisor.

                  This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for Equity Funds or Index Funds.

                  For additional prospectuses which contain more complete information, including charges and expenses, call (800) 426-9363. Please read the prospectus carefully before investing or sending money.

                  You may obtain a description of the Funds' proxy voting policies and procedures, without charge, upon request, by calling BNY Hamilton Distributors, Inc. at (800) 426-9363 or by going to the Securities and Exchange Commission's website at www.sec.gov.

                  Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by calling BNY Hamilton Distributors, Inc. at (800) 426-9363 or accessing the Funds' Form N-PX on the Commission's website at http://www.sec.gov.

                  The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at http://www.sec.gov. The Fund's Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800)-SEC-0330.

                  Investments in the Funds are not deposits, are neither guaranteed by, nor obligations of, The Bank of New York and are not insured by the FDIC or any other governmental agency. Investments in mutual funds involve risks, including the possible loss of principal.

[LOGO] BNY
HAMILTON
FUNDS

ADVISED BY THE BANK OF NEW YORK

90 Park Avenue, 10th Floor
New York, NY 10016

                                                                BNY-AR-EQ 12/04

                                   [LOGO] BNY

                                 ANNUAL REPORT

                               DECEMBER 31, 2004

[LOGO] BNY
HAMILTON
FUNDS

ADVISED BY THE BANK OF NEW YORK




    LARGE CAP GROWTH CRT FUND


    SMALL CAP GROWTH CRT FUND


    INTERNATIONAL EQUITY CRT FUND

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for the BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to the BNY Hamilton Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of the BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of the BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.

Investment Advisor's Letter


Dear Shareholder:

We are pleased to provide you with our Annual Report for the BNY Hamilton CRT Funds for the year ended December 31, 2004. This report includes schedules of the investments held in each of the Funds. It also contains interviews with the portfolio managers discussing their Funds' performance over the past year, and the strategies they are pursuing to achieve the Funds' investment objectives. We encourage you to read this report carefully and retain it for your records.

The year 2004 started with a somewhat muted tone to the economy and the financial markets. Persistently weak jobs reports suggested that the economy might be faltering, hurting consumer and investor confidence. At the same time, though, other economic data presented a somewhat more optimistic picture. In the second quarter, employment data turned strongly upward, indicating that the recovery was building enough momentum to be self-sustaining. Market response was restrained, however, as the improvement on the jobs front sparked concerns about rising interest rates and possible inflation.

The Federal Reserve responded to the signs of economic improvement by raising the federal funds target rate at the end of June, increasing this rate by one-fourth of a percentage point. Two additional rate hikes, each of one-quarter point, followed in the third quarter. During that period, equity markets remained in a narrow trading range, with reasonably positive economic data keeping markets from turning lower, while uncertainty about the outcome of the Presidential election and the situation in Iraq kept sentiment from moving higher.

The fourth quarter, however, saw a strong resurgence in equities, with virtually all of the year's gains coming in the last months of the year. The Republican victory in the Presidential election, along with the contest's clear resolution, helped the stock market close out the year on a positive note. Business spending, which started to re-emerge in the third quarter, picked up some steam in the fourth. The Federal Reserve raised rates two more times, bringing the federal funds target rate to 2.25% by year-end.

For the year, the S&P 500(R) Index of large-capitalization U.S. stocks returned 10.87%. Small-capitalization stocks continued a trend, outperforming their large-cap counterparts. The Russell 2000 Index of small-cap stocks posted a total return of 18.33% for the year.

Global equity markets encountered numerous challenges over the period. They faced many of the same concerns as the U.S.-uncertainty in the Middle East, questions about the strength of the global economic recovery, and the potential for rising interest rates and inflation. There were even questions about the durability of China's economic resurgence. The twin deficits facing the U.S.-in the federal budget and foreign trade-weighed heavily on the U.S. dollar relative to major foreign currencies. While the dollar had leveled off earlier in the year following two years of weakness, during the second half the dollar again lost value against the Euro, British Pound, and Japanese Yen. This situation benefited U.S. companies exporting goods into foreign markets, as it made those goods cheaper for buyers overseas. But it increasingly raised questions about the dollar's future as the preeminent global currency. For the year, the MSCI EAFE (Morgan Stanley Capital International Europe, Australasia and Far East) Index of non-U.S. developed nation stocks returned 20.70%.

News in the fixed-income arena was, understandably, dominated by the Federal Reserve's series of increases in the federal funds target rate. From the first hike at the end of June through the end of the year, the target rate rose from 1.00% to 2.25%. Each of the five increases that took place was well-telegraphed to the market, which, along with the measured pace of the Federal Reserve's actions, helped to limit market disruption. Increases at the short end of the yield curve were not, however, matched at the long end. In fact, over the year, longer-maturity yields fell slightly, while those in the 10-year range were essentially unchanged. The predictable result was a flattening of the yield curve, as the gap between yields on short- and long-maturity issues narrowed.

Over the year, Treasury securities underperformed all of the major "spread" sectors-including corporate, mortgage-backed, asset-backed, and agency securities. In the low interest-rate environment that prevailed during the year-despite the Federal Reserve's rate hikes-investors sought out higher-yielding alternatives. This trend was reflected in the fact that, among corporate bonds, lower-rated issues outperformed higher-quality ones. Low default rates and an encouraging level of credit upgrades-the result in large part of strong earnings reports-lent further support to lower-rated corporates. Mortgage-backed bonds started the year strong, but by year-end fell behind corporate securities.

Our view is that investors may be focusing too much attention on risks in the outlook and, as a result, may be overlooking some of the opportunities current conditions present. We believe this situation has pushed stock valuations (as measured by price/earnings) and bond yields to levels below what we believe fundamentals justify. Equities have been able to break out of the trading range they were mired in for much of the year, thanks to strong earnings and improving business conditions. But bond prices still appear to reflect significant fear that growth may falter. Our sense is that confidence levels among investors generally remain low, largely because progress during this economic recovery has been uneven. We nonetheless believe that evidence is building that economic fundamentals are on a general uptrend.

To keep growth moving forward on a self-sustaining basis, strong job creation will be essential. And we are optimistic that the economy will be able to create jobs at a sufficiently healthy pace. Corporate earnings are at record levels, company balance sheets are in their strongest position in many years, and surveys indicate that businesses intend to increase their hiring. It appears that real GDP growth is beginning to exceed productivity gains; at that point, companies must increase their payrolls in order to keep up with increasing demand. We are also encouraged by recent reports indicating that small- and mid-size businesses-the engine of job creation in this country-are optimistic about their prospects for future growth.

The months ahead are almost certain to bring significant change. Much of this change, we are hopeful, will be positive; elections in Iraq were more successful than anticipated, and there is also movement toward greater democracy elsewhere in the world. Much work remains to be done to attain peace in the Middle East, but new, significant steps toward that goal are being taken. And on the home front, while partisan politics continue to present challenges, we are seeing initiatives from the White House and Congress to reduce the budget deficit. Of course, it isn't possible to predict the course of events in the year to come. But what is certain is that the guiding philosophy underlying the ongoing management of the BNY Hamilton Funds will remain constant. We maintain a disciplined approach to investing that seeks to identify and capitalize on the long-term trends that present the most attractive investment opportunities. By providing a broad array of well-diversified Funds, each managed with a consistent approach to meet its stated objective, the BNY Hamilton Funds are designed to provide you with the ability to create sound investment strategies to help you reach your important financial goals.

Thank you for the confidence you are placing in us.

Sincerely,
      /s/ Kevin J. Bannon
Kevin J. Bannon
Executive Vice President and
Chief Investment Officer
The Bank of New York

         Table  of  Contents

Questions & Answers................... Page  5
Fees and Expenses.....................      14
Portfolio Summaries...................      16

BNY Hamilton Large Cap Growth CRT Fund
  Schedule of Investments.............      19
  Statement of Assets and Liabilities.      22
  Statement of Operations.............      22
  Statements of Changes in Net Assets.      23
  Financial Highlights................      24

BNY Hamilton Small Cap Growth CRT Fund
  Schedule of Investments.............      25
  Statement of Assets and Liabilities.      29
  Statement of Operations.............      29
  Statements of Changes in Net Assets.      30
  Financial Highlights................      31

BNY Hamilton International Equity CRT Fund
  Schedule of Investments............. Page 32
  Industry Diversification............      38
  Statement of Assets and Liabilities.      39
  Statement of Operations.............      39
  Statements of Changes in Net Assets.      40
  Financial Highlights................      41

Notes to Financial Statements.........      42

Report of Independent Registered
 Public Accounting Firm...............      49

Directors and Officers................      50

BNY Hamilton Large Cap Growth CRT Fund

 Investment Considerations--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

An Interview with Co-Portfolio Managers, Charles Goodfellow, Managing Director, and DeAnne Steele, CFA

Q: What factors influenced the investment environment for large-cap stocks during 2004?
A: Economic activity was strong, with growth exceeding 4.0% for 2004.
   Nonetheless, many areas of uncertainty--including uneven job reports, global instability, high energy and commodity costs, and fears over the impact of rising short-term interest rates-kept the equity markets from benefiting much from this growth for most of the year.

   In the fourth quarter, however, particularly in November and December, the equity markets experienced a strong uptrend. For the year, smaller-capitalization stocks outperformed large companies, and value stocks outperformed growth.

Q: Given this context, how did the Fund perform?
A: The Fund returned 5.20% for Institutional Class Shares for the twelve months ended December 31, 2004. For the same period, the S&P 500(R) Index returned 10.87%.

Q: What strategies accounted for the Fund's performance?
A: The two factors that most significantly influenced the Fund's performance were market capitalization and investment style. The significant performance edge small- and mid-cap companies enjoyed over large-cap stocks in 2004 continued a trend from recent years.

   The gap in returns between value and growth investment styles was less pronounced in the fourth quarter-when the markets posted most of their gains-than it was in the prior three quarters. For the year as a whole, the Russell 1000 Value Index outperformed the Russell 100 Growth Index by 10%. Because this Fund invests in large-cap core growth stocks, we faced substantial investment headwinds for most of the year.

   To help mitigate the impact of market volatility, we sought to keep the Fund well diversified among sectors and industries, limited the size of individual stock positions, and followed the companies we own very closely, looking for any signs of potential distress.

Q: Which of the Fund's holdings were the best performers?
A: The Energy sector, represented in the portfolio by ExxonMobil and BP, was the best performing sector in 2004. The sector in general, and these stocks in particular, benefited from rising oil prices, strong demand for energy, and a perception of constrained supply.

   Other strong-performing stocks for the Fund came from a variety of sectors. These included Home Depot from Retail, Sprint from Telecommunications, Caremark from Health Care, and PETsMART from Consumer Discretionary.

Q: How did the portfolio's composition change during the period?
A: During the year, we trimmed many of our largest holdings, both to take profits and to help reduce individual security risk. We reinvested some of the proceeds in stocks of smaller companies within the large-capitalization range, though we did not change the Fund's overall investment approach. In adding stocks to the portfolio, we increased our emphasis on identifying companies with free cash flow and dividend-growth potential. This shift reflected our belief that, as we enter a period that is likely to see moderating equity returns and economic growth, financial flexibility will be more important in companies' success.

   Portfolio composition is subject to change.

Q: What is your strategic outlook for 2005?
A: We anticipate that the economy and corporate profits will continue to grow, but at a more moderate pace than we saw in 2004. Equity returns could run in line with their long-term historical averages of 8% to 10% per year.

   Short-term interest rates appear set to rise further, contributing to additional flattening of the yield curve (that is, a diminishing difference between short- and long-term yields). Energy prices are likely to continue to be volatile, but we don't anticipate that they will rise so high as to represent a significant risk to continued economic growth.

                                          Institutional Shares
             -                         ---------------------------
                                        Cumulative  Average Annual
                      Period           Total Return  Total Return
                      ------           ------------ --------------
             1 Year...................     5.20%         5.20%
             3 Years..................     0.02%         0.01%
             Since Inception (1/03/00)   -23.71%        -5.27%

Returns for BNY Hamilton Funds are after fees.

                                    [CHART]

                 Large Cap      S&P 500(R)
              Growth CRT Fund     Index
              ---------------   ----------
  1/3/2000       $10,000         $10,000
 3/31/2000        11,453          10,244
 6/30/2000        11,655           9,956
 9/30/2000        11,533           9,861
12/31/2000        10,087           9,087
 3/31/2001         8,031           8,010
 6/30/2001         8,314           8,479
 9/30/2001         6,973           7,234
12/31/2001         7,628           8,007
 3/31/2002         7,608           8,029
 6/30/2002         6,454           6,953
 9/30/2002         5,422           5,751
12/31/2002         5,885           6,236
 3/31/2003         5,806           6,039
 6/30/2003         6,514           6,969
 9/30/2003         6,631           7,153
12/31/2003         7,253           8,024
 3/31/2004         7,308           8,160
 6/30/2004         7,328           8,300
 9/30/2004         6,999           8,145
12/31/2004         7,629           8,897



This chart represents historical performance of a hypothetical investment of $10,000 in the Large Cap Growth CRT Fund from 1/3/00 to 12/31/04.

TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.BNYHAMILTON.COM. The Advisor has agreed contractually to limit the expenses of the Fund to 0.80% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent the total annual operating expenses are greater than 0.80% of its average daily net assets. Management is committed to maintain fee waiver/expense reimbursements which are currently in effect until April, 2007. Prior to July 1, 2004, Management reserved the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the cumulative total return and the average annual return would have been lower. Inception date for this Fund is January 3, 2000.

The S&P 500(R) Index is an unmanaged index, generally representative of the broad U.S. market of large-capitalization stocks. An investor cannot invest directly in an index.

BNY Hamilton Small Cap Growth CRT Fund

 Investment Consideration--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

 Small capitalization funds typically carry additional risks since small companies generally have a higher risk of failure.

An Interview with John Lui, Managing Director and Portfolio Manager

Q: What factors influenced the investment environment for small-cap stocks during 2004?
A: For most of the first three quarters of the year, the tone of the economy and the equity markets was muted. First, disappointing employment reports created doubts that the economic recovery would be sustained. Then, as jobs data became more encouraging, fears about inflation and rising interest rates caused investors to remain cautious. For most of the first nine months of the year, the markets traded in a narrow range, though there were periods of short-term volatility during that time.

   In the year's fourth quarter, however, investor confidence firmed, and the markets enjoyed a period of strong performance. In addition to encouraging employment reports, continued low inflation helped to ease investors' previous concerns. Another positive factor was the quick resolution to the November Presidential election--with a result generally perceived as positive for business. Nonetheless, the fourth quarter was frustrating for active small-cap growth investors, as stock selection played an enormous role in performance. Almost one-third of the performance of the Russell 2000 Growth Index came from just under 3% of the stocks in the benchmark.

   For the year, small-company stocks outperformed mid- and large-cap stocks. Across all market capitalizations, value-style equities generally did better than growth-oriented stocks.

Q: Given this context, how did the Fund perform?
A: For the twelve months ended December 31, 2004, the Fund returned 5.85% for Institutional Class Shares versus an 18.33% return for the Russell 2000 Index over the same period.

Q: What factors accounted for the Fund's performance during the period?
A: During the period, we favored Consumer stocks, one of the three key sectors of growth along with Technology and Health Care. We believe this area offers high-quality companies with established brands and franchises that can build long-term growth. Unfortunately, the market environment generally favored lower-quality companies, even though that wasn't always apparent to investors.

   Many of the stronger performers during this period were old, leveraged industrial companies, in such fields as paper, basic materials, and industrials. These companies don't necessarily have strong balance sheets, because they have large amounts of fixed assets and many are currently using only a small portion of their capacity. However, these types of companies can experience rapid upturns in profitability as the economy improves because they are often able to use their excess capacity to distribute those fixed costs over a greater level of production. We do have some exposure to these companies, because of the growth they can experience in times of economic recovery, but over the long term their growth potential may be limited. We prefer to focus on companies that have greater capacity to continue to grow over the long term and through an economic cycle.

Q: How did the portfolio's composition change over the period?
A: We did not make any significant structural changes to the portfolio over the year. Our trading activity reflected some profit-taking in Industrial holdings, as well as identification and addition of companies meeting our criteria for high-quality growth.

   Portfolio composition is subject to change.

Q: What is your strategic outlook going forward?
A: Our outlook for small-company growth stocks remains positive. As stock investors, not traders, we are committed to holding those stocks we believe are ready to benefit from the continuation of the economic recovery we anticipate. We remain committed to investing in high-quality stocks with superior relative earnings strength--an approach we believe can produce outperformance over the course of a full market cycle.

                                          Institutional Shares
             -                         ---------------------------
                                        Cumulative  Average Annual
                      Period           Total Return  Total Return
                      ------           ------------ --------------
             1 Year...................     5.85%        5.85%
             3 Years..................    12.90%        4.13%
             Since Inception (1/03/00)    11.34%        2.17%

Returns for BNY Hamilton Funds are after fees.
                                    [CHART]

                   Small Cap         Russell 2000
                Growth CRT Fund         Index
                ---------------      ------------
  1/3/2000          $10,000           $10,000
 3/31/2000           12,440            10,708
 6/30/2000           12,110            10,303
 9/30/2000           12,860            10,417
12/31/2000           10,953             9,697
 3/31/2001            9,408             9,067
 6/30/2001           10,610            10,362
 9/30/2001            8,580             8,208
12/31/2001            9,863             9,938
 3/31/2002           10,004            10,334
 6/30/2002            8,904             9,471
 9/30/2002            7,278             7,444
12/31/2002            7,621             7,902
 3/31/2003            7,329             7,548
 6/30/2003            8,520             9,315
 9/30/2003            9,216            10,160
12/31/2003           10,519            11,636
 3/31/2004           10,852            12,366
 6/30/2004           10,710            12,424
 9/30/2004            9,984            12,069
12/31/2004           11,134            13,770



This chart represents historical performance of a hypothetical investment of $10,000 in the Small Cap Growth CRT Fund from 1/3/00 to 12/31/04.

TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.BNYHAMILTON.COM. The Advisor has agreed contractually to limit the expenses of the Fund to 0.96% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent the total annual operating expenses are greater than 0.96% of its average daily net assets. Management is committed to maintain Fee waiver/expense reimbursements which are currently in effect until April, 2007. Prior to July 1, 2004, Management reserved the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the cumulative total return and the average annual return would have been lower. Inception date for this Fund is January 3, 2000.

The Russell 2000 Index is an unmanaged index, generally representative of the broad U.S. market of small-capitalization stocks. An investor cannot invest directly in an index.

BNY Hamilton International Equity CRT Fund

 Investment Consideration--Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

 International investing involves increased risk and volatility.

An Interview with Lloyd Buchanan and Robert Windsor, Vice Presidents and Co-Portfolio Managers

Q: What factors influenced the investment environment for international stocks during 2004?
A: The weakening of the U.S. dollar versus major international currencies continued to be a dominant factor at play in foreign economies and markets. The European Commission's (EC) latest report suggests that growth in the Euro zone is expected to come in around a very modest 2.1% and 2.0% for 2004 and 2005, respectively. One of the causes the EC cited for this mildly disappointing news was a sharp pullback in net trade, one result of the Euro's strength relative to the dollar. The impact was sufficient to offset one of the fastest build-ups in inventory in the past decade. A maturing trade cycle also helped to slow growth, particularly in the second half of the year.

   Japan appeared to be continuing to resolve its economic difficulties after years of malaise. That country's real economic growth for the year is forecasted to come in at 3.4% to 3.7%. Industrial production increased by 1.5% in November, reversing a decline of 1.3% in October. The nation's most recent unemployment rate came in at 4.5%, reflecting a slight improvement. On the whole, these reports added to the optimism that Japan's economy continues to expand.

   Growth in Japan and China had repercussions elsewhere. Australia-which counts those countries as its two largest trading partners-has seen its own economy benefit from their demand for the commodities the nation exports, including metals, coal, and crude oil. The rekindling economy in Japan and the seemingly unquenchable thirst for commodities in China would appear to make Australia's economy prime for additional growth.

Q: Given this context, how did the Fund perform?
A: The Fund returned 15.80% for Institutional Class Shares for the twelve months ended December 31, 2004. For the same period, the MSCI EAFE Index returned 20.70%.

Q: What factors accounted for the Fund's performance during the period?
A: In 2003, the Fund moved to an index-like approach, investing exclusively in American Depositary Receipts (ADRs) of international companies, rather than investing directly in equities listed on foreign exchanges. ADRs are securities that represent shares of foreign-based companies, are traded on U.S. exchanges, and can be less expensive to hold than foreign stocks. This move helped to reduce the costs of operating the Fund, which over time should have a positive impact on total returns.

   ADRs generally tend to represent larger, more-established companies-and as in the U.S., such companies underperformed their smaller rivals in 2004. As a result, during the past year securities represented by ADRs underperformed those that are solely listed on foreign exchanges. This had negative impact on our returns for the year, though the Fund's performance was within our expected range.

Q: Which of the Fund's holdings were the strongest performers?
A: With our index-like approach, we do not actively seek to overweight or underweight specific companies or sectors. That said, strong performers for the Fund came from the Telecommunications sector. Telecom Italia and France Telecom posted gains of 41.78% and 32.91%, respectively.

Q: How did the portfolio's composition change over the year?
A: The portfolio is maintained to mirror the composition of the MSCI EAFE
   Index. As a result, we do not make active changes to the Fund's composition.

   The MSCI EAFE Index contains about 1,000 stocks, about 400 of which are traded as ADRs. To help replicate the characteristics of the overall EAFE Index, we use a proprietary mathematical formula to select about 200 of the available ADRs that, taken as a whole, will keep the Fund's country exposure and sector allocations in line with the Index's.

   Portfolio composition is subject to change.

Q: What is your strategic outlook going forward?
A: We will continue to work to replicate the investment composition, risk profile, and performance of the MSCI EAFE Index. This approach is designed to offer investors broad international diversification in an efficient, cost-effective format. We thus do not intend to make major, active changes to the portfolio in anticipation of, or response to, market trends.

                                          Institutional Shares
             -                         ---------------------------
                                        Cumulative  Average Annual
                      Period           Total Return  Total Return
                      ------           ------------ --------------
             1 Year...................    15.80%        15.80%
             3 Years..................    31.82%         9.65%
             Since Inception (1/03/00)   -17.69%        -3.82%

Returns for BNY Hamilton Funds are after fees.

                                    [CHART]

              International     MSCI EAFE
             Equity CRT Fund     Index
             ---------------   ---------
  1/3/2000      $10,000         $10,000
 3/31/2000       10,280           9,995
 6/30/2000        9,510           9,605
 9/30/2000        8,650           8,836
12/31/2000        8,220           8,604
 3/31/2001        7,010           7,429
 6/30/2001        6,930           7,365
 9/30/2001        5,950           6,337
12/31/2001        6,224           6,780
 3/31/2002        6,214           6,818
 6/30/2002        6,064           6,686
 9/30/2002        4,959           5,370
12/31/2002        5,203           5,718
 3/31/2003        4,809           5,253
 6/30/2003        5,668           6,281
 9/30/2003        6,051           6,795
12/31/2003        7,108           7,958
 3/31/2004        7,313           8,308
 6/30/2004        7,313           8,345
 9/30/2004        7,221           8,326
12/31/2004        8,231           9,605



This chart represents historical performance of a hypothetical investment of $10,000 in the International Equity CRT Fund from 1/3/00 to 12/3104.

TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.BNYHAMILTON.COM. The Advisor has agreed contractually to limit the expenses of the Fund to 1.22% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund to the extent the total annual operating expenses are greater than 1.22% of its average daily net assets. Management is committed to maintain Fee waiver/expense reimbursements which are currently in effect until April, 2007. Prior to July 1, 2004, Management reserved the right to implement and discontinue expense limitations at any time. The Advisor assumes a portion of the expenses for this Fund. Had expenses not been assumed, the cumulative total return and the average annual return would have been lower. Inception date for this Fund is January 3, 2000.

The MSCI EAFE Index is an unmanaged index, generally representative of the equity markets in Europe, Australasia and the Far East. An investor cannot invest directly in an index.

BNY Hamilton CRT Funds

Fees and Expenses (Unaudited)

As a shareholder of the BNY Hamilton CRT Funds, you incur advisory fees; administration fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six months ended December 31, 2004.

Actual Expenses
The first line of each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divide by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on the Portfolios' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolios' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other Funds. To do so, compare the 5% hypothetical example with the hypothetical example that appears in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                         BEGINNING  ENDING      ANNUALIZED
                                          ACCOUNT  ACCOUNT    EXPENSE RATIO     Expenses Paid
                                           VALUE    VALUE      BASED ON THE      During the
                                         07/01/04  12/31/04  SIX-MONTH PERIOD Six-Month Period*
BNY HAMILTON LARGE CAP GROWTH CRT FUND--
INSTITUTIONAL SHARES
Actual                                   $1,000.00 $1,041.14      0.80%             $4.12
Hypothetical (5% return before expenses) $1,000.00 $1,021.10      0.80%             $4.08
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                             BEGINNING  ENDING      ANNUALIZED
                                              ACCOUNT  ACCOUNT    EXPENSE RATIO     EXPENSES PAID
                                               VALUE    VALUE      BASED ON THE      DURING THE
                                             07/01/04  12/31/04  SIX-MONTH PERIOD SIX-MONTH PERIOD*
BNY HAMILTON SMALL CAP GROWTH CRT FUND--
INSTITUTIONAL SHARES
Actual                                       $1,000.00 $1,039.59      0.96%             $4.92
Hypothetical (5% return before expenses)     $1,000.00 $1,020.31      0.96%             $4.88
---------------------------------------------------------------------------------------------------
BNY HAMILTON INTERNATIONAL EQUITY CRT FUND--
INSTITUTIONAL SHARES
Actual                                       $1,000.00 $1,125.62      1.22%             $6.52
Hypothetical (5% return before expenses)     $1,000.00 $1,019.00      1.22%             $6.19
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 *Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2004, and divided by the 366 days in the Fund's current fiscal year (to reflect the six-month period). Expense ratios for the most recent fiscal half-year may differ from expense ratios based on the one year data in the financial highlights.

         BNY Hamilton Large Cap Growth CRT Fund

         Portfolio Summary (Unaudited)

         December 31, 2004


                                                         % of
                                                      Net Assets
                                                      ----------
               Advertising and Marketing Services....     1.1%
               Aerospace and Defense.................     2.6
               Banking and Finance...................     6.5
               Beverages.............................     1.6
               Biosciences...........................     1.7
               Building and Building Products........     1.8
               Chemicals.............................     3.2
               Commercial Services...................     2.0
               Communication, Media and Entertainment     2.2
               Computers.............................    10.8
               Conglomerates.........................     3.6
               Electronic Equipment and Components...     2.2
               Financial Services....................     8.6
               Health Care Products and Services.....     6.3
               Household and Personal Care Products..     4.6
               Insurance.............................     3.0
               Machinery and Engineering.............     1.1
               Manufacturing.........................     3.5
               Oil and Gas...........................     8.1
               Pharmaceuticals.......................     5.9
               Real Estate Investment Trusts.........     1.0
               Retail Stores.........................     4.9
               Retail and Wholesale Distribution.....     1.7
               Telecommunications....................     2.1
               Transportation........................     3.4
               Utilities.............................     1.6
               Exchange Traded Fund..................     1.8
               Money Market Fund.....................     1.7
               Other assets less liabilities.........     1.4
                                                        -----
               Total.................................   100.0%
                                                        -----


Portfolio composition is subject to change.

         BNY Hamilton Small Cap Growth CRT Fund

         December 31, 2004


                                                         % of
                                                      Net Assets
                                                      ----------
               Advertising and Marketing Services....     0.5%
               Aluminum, Steel and Other Metals......     0.4
               Bank Holding Companies................     7.0
               Building and Building Products........     1.1
               Chemicals.............................     2.7
               Commercial Services...................     3.1
               Communication, Media and Entertainment     1.8
               Computer Services.....................     3.6
               Computers.............................     7.4
               Distribution and Wholesale............     3.3
               Education.............................     2.1
               Electronic Equipment and Components...    10.3
               Energy................................     0.7
               Entertainment.........................     1.0
               Financial Services....................     1.6
               Food Wholesaling......................     2.2
               Forest and Paper Products.............     0.9
               Healthcare............................    16.8
               Human Resources.......................     0.4
               Insurance.............................     1.4
               Investment Management.................     1.0
               Manufacturing.........................     2.2
               Media.................................     2.1
               Oil and Gas...........................     0.6
               Oil Field Services and Equipment......     3.4
               Pharmaceuticals.......................     1.9
               Retail Stores.........................    14.3
               Transportation........................     3.9
               Money Market Fund.....................     2.8
               Liabilities in excess of other assets.    (0.5)
                                                        -----
               Total.................................   100.0%
                                                        -----


Portfolio composition is subject to change.

         BNY Hamilton International Equity CRT Fund

         December 31, 2004


                                                         % of
                                                      Net Assets
                                                      ----------
                Australia............................     4.9%
                Austria..............................     0.3
                Belgium..............................     1.4
                Denmark..............................     0.8
                Finland..............................     1.4
                France...............................     9.5
                Germany..............................     7.2
                Greece...............................     0.6
                Hong Kong............................     1.7
                Ireland..............................     0.9
                Italy................................     4.4
                Japan................................    22.1
                Netherlands..........................     4.8
                New Zealand..........................     0.2
                Norway...............................     0.6
                Portugal.............................     0.3
                Singapore............................     0.9
                Spain................................     4.1
                Sweden...............................     2.3
                Switzerland..........................     6.9
                United Kingdom.......................    25.2
                Money Market Fund....................     0.1
                Liabilities in excess of other assets    (0.6)
                                                        -----
                Total................................   100.0%
                                                        -----


Portfolio composition is subject to change.

         BNY Hamilton Large Cap Growth CRT Fund

         Schedule of Investments

         December 31, 2004

Number of
 Shares                                Value
---------                             --------
          Common Stocks--95.1%
          Advertising and Marketing
          Services--1.1%
  1,748   Omnicom Group, Inc......... $147,391
                                      --------
          Aerospace and Defense--2.6%
  3,450   United Technologies
          Corp.......................  356,558
                                      --------
          Banking and Finance--6.5%
  5,000   Bank of America Corp.......  234,950
  6,400   Wachovia Corp..............  336,640
  5,000   Washington Mutual, Inc.....  211,400
  1,850   Wells Fargo & Co...........  114,978
                                      --------
                                       897,968
                                      --------
          Beverages--1.6%
  4,350   PepsiCo, Inc...............  227,070
                                      --------
          Biosciences--1.7%
  3,700   Amgen, Inc.*...............  237,355
                                      --------
          Building and Building Products--1.8%
  5,650   The Home Depot, Inc........  241,481
                                      --------
          Chemicals--3.2%
  5,925   duPont (E.I.) de Nemours
          & Co.......................  290,621
  3,500   Rohm and Haas Co...........  154,805
                                      --------
                                       445,426
                                      --------
          Commercial Services--2.0%
 10,600   ARAMARK Corp.,
          Class B....................  281,006
                                      --------
          Communications, Media and
          Entertainment--2.2%
  9,400   Comcast Corp.--Special
          Class A*...................  308,696
                                      --------

Number of
 Shares                                Value
---------                            ----------
          Common Stocks (Continued)
          Computers--Micro--4.3%
  5,300   Dell Inc.*................ $  223,342
  3,775   International Business
          Machines Corp. (IBM)......    372,140
                                     ----------
                                        595,482
                                     ----------
          Computers--Software and
          Peripherals--6.5%
 14,175   Cisco Systems, Inc.*......    273,578
 16,000   EMC Corp.*................    237,920
 14,600   Microsoft Corp............    389,965
                                     ----------
                                        901,463
                                     ----------
          Conglomerates--3.6%
 13,425   General Electric Co.......    490,013
                                     ----------
          Electronic Equipment and
          Components--2.2%
 13,200   Intel Corp................    308,748
                                     ----------
          Financial Services--8.6%
  9,458   Citigroup, Inc............    455,686
  2,025   Fannie Mae................    144,200
  7,650   Morgan Stanley............    424,728
  1,500   The Goldman Sachs
          Group, Inc................    156,060
                                     ----------
                                      1,180,674
                                     ----------
          Health Care Products and Services--6.3%
  4,500   Abbott Laboratories.......    209,925
  6,750   Caremark Rx, Inc.*........    266,152
  4,125   Johnson & Johnson.........    261,608
  2,488   Medtronic, Inc............    123,579
                                     ----------
                                        861,264
                                     ----------

See notes to financial statements.

         BNY Hamilton Large Cap Growth CRT Fund

         December 31, 2004

Number of
 Shares                                  Value
---------                             -----------
          Common Stocks (Continued)
          Household and Personal Care
          Products--4.6%
  3,500   Colgate-Palmolive Co....... $   179,060
  5,200   International Flavors &
          Fragrances Inc.............     222,768
  4,300   The Procter & Gamble
          Co.........................     236,844
                                      -----------
                                          638,672
                                      -----------
          Insurance--3.0%
  6,300   American International
          Group, Inc.................     413,721
                                      -----------
          Machinery and Engineering--1.1%
  2,100   Eaton Corp.................     151,956
                                      -----------
          Manufacturing--3.5%
  3,400   3M Co......................     279,038
  5,700   Honeywell International,
          Inc........................     201,837
                                      -----------
                                          480,875
                                      -----------
          Oil and Gas--8.1%
  5,875   BP PLC ADR.................     343,100
  8,925   Exxon Mobil Corp...........     457,495
  4,700   Schlumberger Ltd...........     314,665
                                      -----------
                                        1,115,260
                                      -----------
          Pharmaceuticals--5.9%
  4,500   Celgene Corp.*.............     119,385
  5,200   Gilead Sciences, Inc.*.....     181,948
 11,750   Pfizer, Inc................     315,958
  6,700   Teva Pharmaceutical
          Industries Ltd. ADR........     200,062
                                      -----------
                                          817,353
                                      -----------

Number of
 Shares                                   Value
---------                              -----------
          Common Stocks (Continued)
          Real Estate Investment Trusts--1.0%
  4,200   Duke Realty Corp............ $   143,388
                                       -----------
          Retail--Discount Stores--2.3%
  2,300   Costco Wholesale Corp.......     111,343
  3,800   Wal-Mart Stores, Inc........     200,716
                                       -----------
                                           312,059
                                       -----------
          Retail--Specialty Stores--2.6%
  4,800   PETsMART, Inc...............     170,544
  5,500   Staples, Inc................     185,405
                                       -----------
                                           355,949
                                       -----------
          Retail and Wholesale
          Distribution--1.7%
  6,100   SYSCO Corp..................     232,837
                                       -----------
          Telecommunications--2.1%
 11,700   Sprint Corp. (FON
          Group)......................     290,745
                                       -----------
          Transportation--3.4%
  3,800   CSX Corp....................     152,304
  3,675   United Parcel Service, Inc.,
          Class B.....................     314,066
                                       -----------
                                           466,370
                                       -----------
          Utilities--Gas and Electric--1.6%
  3,200   Dominion Resources, Inc.....     216,768
                                       -----------
          Total Common Stocks
          (Cost $12,575,071)..........  13,116,548
                                       -----------
          Exchange Traded Fund--1.8%
 12,000   Technology Select Sector
          SPDR Fund
          (Cost $253,920).............     253,320
                                       -----------

See notes to financial statements.

         BNY Hamilton Large Cap Growth CRT Fund

         December 31, 2004

Number of
 Shares                                          Value
---------                                     -----------
          Money Market Fund--1.7%
 227,235  BNY Hamilton Money Fund
          (Hamilton Shares), 2.01%(a)
          (Cost $227,235).................... $   227,235
                                              -----------
          Total Investments
          (Cost $13,056,226)(b)--98.6%.......  13,597,103
          Other assets less liabilities--1.4%     194,916
                                              -----------
          Net Assets--100.0%................. $13,792,019
                                              -----------

ADRAmerican Depositary Receipt.
*  Non-income producing security.
(a)Represents annualized 7 day yield at December 31, 2004.
(b)The cost of investments for Federal income tax purposes is $13,133,587. At December 31, 2004, net unrealized appreciation was $463,516 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $1,264,711 and aggregate gross unrealized depreciation of $801,195.

See notes to financial statements.

         BNY Hamilton Large Cap Growth CRT Fund

         Statement of Assets and Liabilities

         December 31, 2004

          Assets:
            Non-affiliated investments at market value,
             (Cost $12,828,991)......................... $ 13,369,868
            Affiliated investments at market value,
             (Cost $227,235)............................      227,235
            Receivables:
             Investments sold...........................      297,076
             Dividends..................................       13,887
             Interest...................................          455
            Other assets................................        5,704
                                                         ------------
             Total Assets...............................   13,914,225
                                                         ------------
          Liabilities:
            Payables:
             Capital stock repurchased..................       54,989
             Services provided by The Bank of
              New York..................................        4,064
            Accrued expenses and other liabilities......       63,153
                                                         ------------
             Total Liabilities..........................      122,206
                                                         ------------
          Net Assets:................................... $ 13,792,019
                                                         ------------
          Sources Of Net Assets:
            Capital stock @ par......................... $      1,885
            Paid in capital.............................   20,034,759
            Undistributed net investment income.........          345
            Accumulated net realized loss on
             investments................................   (6,785,847)
            Net unrealized appreciation on
             investments................................      540,877
                                                         ------------
          Net Assets.................................... $ 13,792,019
                                                         ------------
          Institutional Shares:
            Net assets.................................. $ 13,792,019
                                                         ------------
            Shares outstanding..........................    1,884,501
                                                         ------------
            Net asset value, offering price and
             repurchase price per share................. $       7.32
                                                         ------------
          Institutional Shares authorized @ $.001 par
           value........................................  200,000,000

                            Statement of Operations

                     For the year ended December 31, 2004

           Investment Income:
             Dividends (net of foreign withholding taxes
              of $853)................................... $ 246,079
             Interest from affiliated fund...............     4,931
             Interest....................................       594
                                                          ---------
              Total Income...............................   251,604
                                                          ---------
           Expenses:
             Advisory....................................    81,817
             Accounting services.........................    30,129
             Administration..............................    22,280
             Directors...................................    21,244
             Transfer agent..............................    16,208
             Registration and filings....................    15,364
             Audit.......................................    12,005
             Custodian...................................     9,251
             Legal.......................................       773
             Insurance...................................       316
             Other.......................................     1,240
                                                          ---------
              Total Expenses.............................   210,627
             Fees waived by The Bank of New York
              (Note 3)...................................  (101,239)
                                                          ---------
              Net Expenses...............................   109,388
                                                          ---------
              Net Investment Income......................   142,216
                                                          ---------
           Realized And Unrealized Gain
            (Loss) on Investments
             Net realized loss on investments............  (331,071)
             Increase in unrealized appreciation/
              depreciation on investments................   861,922
                                                          ---------
             Net realized and unrealized gain on
              investments................................   530,851
                                                          ---------
             Net increase in net assets resulting from
              operations................................. $ 673,067
                                                          ---------

See notes to financial statements.

         BNY Hamilton Large Cap Growth CRT Fund

         Statements of Changes in Net Assets

                                                                         Year Ended December 31,
                                                                        ------------------------
                                                                            2004         2003
                                                                        -----------  -----------
Operations:
  Net investment income................................................ $   142,216  $   149,314
  Net realized loss on investments.....................................    (331,071)  (1,452,704)
  Increase in unrealized appreciation/depreciation on investments......     861,922    4,881,471
                                                                        -----------  -----------
   Net increase in net assets resulting from operations................     673,067    3,578,081
                                                                        -----------  -----------
Dividends to Shareholders:
  Dividends from net investment income.................................    (140,430)    (141,460)
                                                                        -----------  -----------
Capital Stock Transactions:
  Proceeds from capital stock sold.....................................     653,850      756,832
  Proceeds from shares issued on reinvestment of dividends.............       5,487        3,993
  Value of capital stock repurchased...................................  (1,427,137)  (5,502,770)
                                                                        -----------  -----------
  Net decrease in net assets resulting from capital stock transactions.    (767,800)  (4,741,945)
                                                                        -----------  -----------
   Decrease in Net Assets..............................................    (235,163)  (1,305,324)
Net Assets:
  Beginning of year....................................................  14,027,182   15,332,506
                                                                        -----------  -----------
  End of year (includes undistributed net investment income of $345 at
   December 31, 2004 and $564 at December 31, 2003).................... $13,792,019  $14,027,182
                                                                        -----------  -----------
Changes in Capital Stock Outstanding:
  Shares sold..........................................................      91,152      127,933
  Shares issued on reinvestment of dividends...........................         772          616
  Shares repurchased:..................................................    (201,323)    (802,637)
                                                                        -----------  -----------
   Net decrease........................................................    (109,399)    (674,088)
  Shares outstanding, beginning of year................................   1,993,900    2,667,988
                                                                        -----------  -----------
  Shares outstanding, end of year......................................   1,884,501    1,993,900
                                                                        -----------  -----------

See notes to financial statements.

         BNY Hamilton Large Cap Growth CRT Fund

         Financial Highlights

                                                                                  FOR tHE PERIOD
                                                  YEAR ENDED DECEMBER 31,        JANUARY 3, 2000*
                                           -----------------------------------        through
                                             2004     2003     2002      2001    DECEMBER 31, 2000
                                           -------  -------  -------   -------   -----------------
PER SHARE DATA:
Net asset value at beginning of period.... $  7.04  $  5.75  $  7.54   $ 10.03        $ 10.00
                                           -------  -------  -------   -------        -------
Gain (loss) from investment operations
Net investment income.....................    0.07     0.06     0.05      0.05           0.06
Net realized and unrealized gain (loss) on
  investments.............................    0.28     1.28    (1.79)    (2.50)          0.03
                                           -------  -------  -------   -------        -------
 Total from investment operations.........    0.35     1.34    (1.74)    (2.45)          0.09
                                           -------  -------  -------   -------        -------
Dividends and distributions
Dividends from net investment income......   (0.07)   (0.05)   (0.05)    (0.04)         (0.05)
Distributions from capital gains..........      --       --       --        --          (0.01)
                                           -------  -------  -------   -------        -------
 Total dividends and distributions........   (0.07)   (0.05)   (0.05)    (0.04)         (0.06)
                                           -------  -------  -------   -------        -------
Net asset value at end of year............ $  7.32  $  7.04  $  5.75   $  7.54        $ 10.03
                                           -------  -------  -------   -------        -------
TOTAL RETURN:
Total investment return based on net asset
  value/(a)/..............................    5.20%   23.42%  (22.85)%  (24.38)%         0.87%**
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year (000's omitted). $13,792  $14,027  $15,333   $17,514        $14,920
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of
   New York...............................    0.80%    0.80%    0.80%     0.80%          0.80%***
 Expenses, prior to waiver from The Bank
   of New York............................    1.54%    1.47%    1.71%     2.11%          1.76%***
 Net investment income, net of waiver
   from The Bank of New York..............    1.04%    0.88%    0.84%     0.58%          0.52%***
Portfolio turnover rate...................      42%      24%      21%       16%             5%

*  Commencement of investment of operations.
** Not annualized.
***Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton Small Cap Growth CRT Fund

         Schedule of Investments

         December 31, 2004

NUMBER OF
 SHARES                                 VALUE
---------                              --------
          Common Stocks--97.7%
          Advertising and Marketing Services--0.5%
  5,400   aQuantive, Inc.*............ $ 48,276
                                       --------
          Aluminum, Steel, and Other Metals--0.4%
  1,700   Allegheny Technologies
          Inc.........................   36,839
                                       --------
          Bank Holding Companies--7.0%
  1,900   Boston Private Financial
          Holdings, Inc...............   53,523
  4,400   Commercial Capital
          Bancorp*....................  101,992
    808   Community Banks, Inc........   22,753
  1,250   Dime Community
          Bancshares..................   22,388
  1,800   East-West Bancorp, Inc......   75,528
  2,600   Flushing Financial Corp.....   52,156
  3,540   Greater Bay Bancorp.........   98,695
    740   PFF Bancorp, Inc............   34,284
  4,300   UCBH Holdings, Inc..........  197,026
  1,100   Wilmington Trust Corp.......   39,765
                                       --------
                                        698,110
                                       --------
          Building and Building Products--1.1%
  6,355   The Shaw Group, Inc.*.......  113,437
                                       --------
          Chemicals--2.7%
  6,400   Airgas, Inc.................  169,664
  1,700   H.B. Fuller Co..............   48,467
  2,400   Olin Corp...................   52,848
                                       --------
                                        270,979
                                       --------
          Commercial Services--3.1%
    300   Cogent, Inc.*...............    9,900
  3,240   CoStar Group, Inc.*.........  149,623
  2,735   Forrester Research, Inc.*...   49,066
  8,260   Plexus Corp.*...............  107,463
                                       --------
                                        316,052
                                       --------

NUMBER OF
 SHARES                                  VALUE
---------                               --------
          Common Stocks (Continued)
          Communications, Media and
          Entertainment--1.8%
  4,900   Scholastic Corp.*............ $181,104
                                        --------
          Computer Services--3.6%
    700   Digital River, Inc.*.........   29,127
  2,600   F5 Networks, Inc.*...........  126,672
  2,300   Manhattan Associates,
          Inc.*........................   54,924
  6,400   Perot Systems Corp.,
          Class A*.....................  102,592
  2,900   Phase Forward, Inc.*.........   23,693
  3,300   Sapient Corp.*...............   26,103
                                        --------
                                         363,111
                                        --------
          Computers--Software and Peripherals--7.4%
  3,300   Coherent, Inc.*..............  100,452
  4,715   FileNET Corp.*...............  121,458
  1,100   JAMDAT Mobile, Inc.*.........   22,715
  1,600   Macromedia, Inc.*............   49,792
  9,400   Packeteer, Inc.*.............  135,831
  2,290   Photon Dynamics, Inc.*.......   55,601
  5,300   RSA Security, Inc.*..........  106,318
  6,800   Skyworks Solutions, Inc.*....   64,124
  7,200   Zoran Corp.*.................   83,376
                                        --------
                                         739,667
                                        --------
          Distribution and Wholesale--3.3%
 15,340   Bell Microproducts, Inc.*....  147,571
  2,150   MSC Industrial Direct Co.,
          Inc., Class A................   77,357
  3,300   SCP Pool Corp................  105,270
                                        --------
                                         330,198
                                        --------

See notes to financial statements.

         BNY Hamilton Small Cap Growth CRT Fund

         December 31, 2004

NUMBER OF
 SHARES                              VALUE
---------                          ----------
          Common Stocks (Continued)
          Education--2.1%
  3,990   Education Management
          Corp.*.................. $  131,710
    505   Strayer Education, Inc..     55,444
  3,100   The Princeton Review,
          Inc.*...................     19,065
                                   ----------
                                      206,219
                                   ----------
          Electronic Equipment and
          Components--10.3%
  1,900   Actel Corp.*............     33,326
  5,800   Adaptec, Inc.*..........     44,022
  6,800   Aeroflex, Inc.*.........     82,416
  3,841   Avnet, Inc.*............     70,060
  6,200   Entegris, Inc.*.........     61,690
    800   Excel Technology, Inc.*.     20,800
  4,500   Fairchild Semiconductor
          Corp.*..................     73,170
  4,808   FormFactor, Inc.*.......    130,489
  3,500   KEMET Corp.*............     31,325
  8,200   LTX Corp.*..............     63,058
  1,300   M-Systems Flash Disk
          Pioneers Ltd.*..........     25,636
  2,000   MKS Instruments, Inc.*..     37,100
  9,700   RF Micro Devices, Inc.*.     66,348
  8,700   Semtech Corp.*..........    190,269
  1,000   Trimble Navigation Ltd.*     33,040
  3,400   Wilson Greatbatch
          Technologies, Inc.*.....     76,228
                                   ----------
                                    1,038,977
                                   ----------
          Energy--0.7%
  4,900   KFx, Inc.*..............     71,148
                                   ----------

NUMBER OF
 SHARES                                  VALUE
---------                               --------
          Common Stocks (Continued)
          Entertainment--1.0%
  1,875   International Speedway
          Corp......................... $ 99,000
                                        --------
          Financial Services--1.6%
  4,100   National Financial Partners
          Corp.........................  159,080
                                        --------
          Food Wholesaling--2.2%
  6,675   Performance Food Group
          Co.*.........................  179,624
  1,350   United Natural Foods,
          Inc.*........................   41,985
                                        --------
                                         221,609
                                        --------
          Forest and Paper Products--0.9%
  2,100   Bowater, Inc.................   92,337
                                        --------
          Health and Medical Facilities--4.7%
  7,800   AmSurg Corp.*................  230,412
  3,500   LifePoint Hospitals, Inc.*...  121,870
  7,000   VistaCare, Inc.*.............  116,410
                                        --------
                                         468,692
                                        --------
          Health Care Products and Services--12.1%
  4,700   American Healthways,
          Inc.*........................  155,288
  3,800   Charles River Laboratories
          International, Inc.*.........  174,837
  7,800   Conceptus, Inc.*.............   63,297
  3,800   Digirad Corp.*...............   33,630
  1,880   Genitope Corp.*..............   32,035
  2,200   Martek Biosciences
          Corp.*.......................  112,640
  2,000   Neurocrine Biosciences,
          Inc.*........................   98,600
  1,800   NuVasive, Inc.*..............   18,450

See notes to financial statements.

         BNY Hamilton Small Cap Growth CRT Fund

         December 31, 2004

NUMBER OF
 SHARES                                 VALUE
---------                             ----------
          Common Stocks (Continued)
  4,700   PSS World Medical, Inc.*... $   58,821
  4,150   Renal Care Group, Inc.*....    149,359
  3,100   Respironics, Inc.*.........    168,515
  2,600   Wright Medical Group,
          Inc.*......................     74,100
  2,315   Zoll Medical Corp.*........     79,636
                                      ----------
                                       1,219,208
                                      ----------
          Human Resources--0.4%
  4,900   Spherion Corp.*............     41,160
                                      ----------
          Insurance--1.4%
  3,625   ProAssurance Corp.*........    141,774
                                      ----------
          Investment Management--1.0%
  4,200   Waddell & Reed Financial,
          Inc........................    100,338
                                      ----------
          Manufacturing--2.2%
    800   Acuity Brands, Inc.........     25,440
  3,000   Belden CDT, Inc............     69,600
  2,400   Briggs & Stratton Corp.....     99,792
    900   Maverick Tube Corp.*.......     27,270
                                      ----------
                                         222,102
                                      ----------
          Media--2.1%
  2,280   Cumulus Media, Inc.,
          Class A*...................     34,382
    890   Pulitzer, Inc..............     57,717
  7,600   Radio One, Inc., Class D*..    122,512
                                      ----------
                                         214,611
                                      ----------
          Oil and Gas--0.6%
 10,900   Grey Wolf, Inc.*...........     57,443
                                      ----------
          Oil Field Services and Equipment--3.4%
  1,600   Atwood Oceanics, Inc.*.....     83,360
  2,400   Core Laboratories NV
          (Netherlands)*.............     56,040
  2,000   Oceaneering International,
          Inc.*......................     74,640

NUMBER OF
 SHARES                                   VALUE
---------                                --------
          Common Stocks (Continued)
  6,000   Superior Energy Services,
          Inc.*......................... $ 92,460
  1,900   Todco, Class A*...............   34,998
                                         --------
                                          341,498
                                         --------
          Pharmaceuticals--1.9%
  3,400   Alkermes, Inc.*...............   47,907
  1,995   Amylin Pharmaceuticals,
          Inc.*.........................   46,603
  1,500   Cubist Pharmaceuticals,
          Inc.*.........................   17,745
  2,600   NPS Pharmaceuticals,
          Inc.*.........................   47,528
  3,430   Tercica, Inc.*................   34,334
                                         --------
                                          194,117
                                         --------
          Retail--Apparel and Shoes--2.7%
  9,900   Hot Topic, Inc.*..............  170,181
  2,200   Pacific Sunwear of California,
          Inc.*.........................   48,972
    755   Phillips-Van Heusen Corp......   20,385
    900   Wolverine World Wide,
          Inc.*.........................   28,278
                                         --------
                                          267,816
                                         --------
          Retail--Discount Stores--1.3%
  7,600   Fred's, Inc...................  132,240
                                         --------
          Retail--Restaurants--1.3%
  1,200   BJ's Restaurants, Inc.*.......   16,800
  1,600   Buffalo Wild Wings, Inc.*.....   55,696
  1,800   The Cheesecake Factory,
          Inc.*.........................   58,446
                                         --------
                                          130,942
                                         --------

See notes to financial statements.

         BNY Hamilton Small Cap Growth CRT Fund

         December 31, 2004

NUMBER OF
 SHARES                                VALUE
---------                            ----------
          Common Stocks (Continued)
          Retail--Specialty Stores--9.0%
  8,100   A.C. Moore Arts & Crafts,
          Inc.*..................... $  233,361
  3,100   Columbia Sportswear
          Co.*......................    184,791
  5,500   Dick's Sporting Goods,
          Inc.*.....................    193,325
  3,600   Peet's Coffee & Tea, Inc.*     95,292
  1,500   School Specialty, Inc.*...     57,840
  1,100   West Marine, Inc.*........     27,225
 12,525   Wild Oats Markets, Inc.*..    110,345
                                     ----------
                                        902,179
                                     ----------
          Transportation--3.9%
  2,200   Kirby Corp.*..............     97,636
  1,350   Overnite Corp.............     50,274
  3,600   SCS Transportation, Inc.*.     84,132
  1,685   UTi Worldwide Inc.........    114,614
  1,857   Werner Enterprises, Inc...     42,042
                                     ----------
                                        388,698
                                     ----------
          Total Common Stocks
          (Cost $8,693,611).........  9,808,961
                                     ----------
          Warrants--0.0%
          Bank Holding Companies--0.0%
  3,600   Dime Bancorp, Inc.(a)*
          (Cost $1,030).............        684
                                     ----------
          Rights--0.0%
          Financial Services--0.0%
    500   Bank United Corp.*
          (Cost $0).................         --
                                     ----------

NUMBER OF
 SHARES                                     VALUE
---------                                -----------
          MONEY MARKET FUND--2.8%
 282,481  BNY Hamilton Money Fund
          (Hamilton Shares), 2.01%(b)
          (Cost $282,481)............... $   282,481
                                         -----------
          Total Investments
          (Cost $8,977,122)(c)--100.5%..  10,092,126
          Liabilities in excess of other
          assets--(0.5%)................     (48,145)
                                         -----------
          Net Assets--100.0%............ $10,043,981
                                         -----------

*  Non-income producing security.
(a)Warrant has neither a strike price nor expiration date. Warrant represents potential distribution for a legal claim settlement.
(b)Represents annualized 7-day yield at December 31, 2004.
(c)The cost of investments for Federal income tax purposes is $8,983,892. At December 31, 2004, net unrealized appreciation was $1,108,234 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $1,786,415 and aggregate gross unrealized depreciation of $678,181.

See notes to financial statements.

         BNY Hamilton Small Cap Growth CRT FUND

         Statement of Assets and Liabilities

         December 31, 2004

          Assets:
            Non-affiliated investments at market value
             (Cost $8,694,641)......................... $  9,809,645
            Affiliated investments at market value,
             (Cost $282,481)...........................      282,481
            Receivables:
             Dividends.................................        2,397
             Interest..................................          389
            Other assets...............................        5,652
                                                        ------------
             Total Assets..............................   10,100,564
                                                        ------------
          Liabilities:
            Payables:
             Capital stock repurchased.................       20,038
             Services provided by The Bank of
              New York.................................        2,335
            Accrued expenses and other liabilities.....       34,210
                                                        ------------
             Total Liabilities.........................       56,583
                                                        ------------
          Net Assets:.................................. $ 10,043,981
                                                        ------------
          Sources Of Net Assets:
            Capital stock @ par........................ $        911
            Paid in capital............................    9,398,325
            Accumulated net realized loss on
             investments...............................     (470,259)
            Net unrealized appreciation on
             investments...............................    1,115,004
                                                        ------------
          Net Assets................................... $ 10,043,981
                                                        ------------
          Institutional Shares:
            Net assets................................. $ 10,043,981
                                                        ------------
            Shares outstanding.........................      911,002
                                                        ------------
            Net asset value, offering price and
             repurchase price per share................ $      11.03
                                                        ------------
          Institutional Shares authorized @ $.001 par
           value.......................................  200,000,000

                            Statement of Operations

                     For the year ended December 31, 2004

            Investment Income:
              Dividends................................. $  30,458
              Interest from affiliated fund.............     1,520
              Interest..................................       330
                                                         ---------
               Total Income.............................    32,308
                                                         ---------
            Expenses:
              Advisory..................................    72,980
              Accounting services.......................    30,129
              Directors.................................    21,250
              Transfer agent............................    19,393
              Administration............................    15,934
              Registration and filings..................    15,431
              Custodian.................................    12,468
              Audit.....................................    11,973
              Reports to shareholders...................     4,428
              Other.....................................     3,615
                                                         ---------
               Total Expenses...........................   207,601
              Fees waived by The Bank of New York
               (Note 3).................................  (114,182)
                                                         ---------
               Net Expenses.............................    93,419
                                                         ---------
               Net Investment Loss......................   (61,111)
                                                         ---------
            Realized and Unrealized Gain
             on Investments:
              Net realized gain on investments..........   408,018
              Increase in unrealized appreciation/
               depreciation on investments..............   215,748
                                                         ---------
              Net realized and unrealized gain on
               investments..............................   623,766
                                                         ---------
              Net increase in net assets resulting from
               operations............................... $ 562,655
                                                         ---------

See notes to financial statements.

         BNY Hamilton Small Cap Growth CRT Fund

         Statements of Changes in Net Assets

                                                                         Year Ended December 31,
                                                                        ------------------------
                                                                            2004         2003
                                                                        -----------  -----------
Operations:
  Net investment loss.................................................. $   (61,111) $   (40,070)
  Net realized gain on investments.....................................     408,018      555,930
  Increase in unrealized appreciation/depreciation on investments......     215,748    2,492,573
                                                                        -----------  -----------
   Net increase in net assets resulting from operations................     562,655    3,008,433
                                                                        -----------  -----------
Capital Stock Transactions:
  Proceeds from capital stock sold.....................................     820,981      496,157
  Value of capital stock repurchased...................................  (1,543,455)  (1,439,706)
                                                                        -----------  -----------
  Net decrease in net assets resulting from capital stock transactions.    (722,474)    (943,549)
                                                                        -----------  -----------
   Increase (decrease) in Net Assets...................................    (159,819)   2,064,884
Net Assets:
  Beginning of year....................................................  10,203,800    8,138,916
                                                                        -----------  -----------
  End of year.......................................................... $10,043,981  $10,203,800
                                                                        -----------  -----------
Changes in Capital Stock Outstanding:
  Shares sold..........................................................      79,837       61,316
  Shares repurchased...................................................    (147,996)    (160,419)
                                                                        -----------  -----------
   Net decrease........................................................     (68,159)     (99,103)
  Shares outstanding, beginning of year................................     979,161    1,078,264
                                                                        -----------  -----------
  Shares outstanding, end of year......................................     911,002      979,161
                                                                        -----------  -----------

See notes to financial statements.

         BNY Hamilton Small Cap Growth CRT Fund

         Financial Highlights

                                                                                     For the period
                                                    Year Ended December 31,         January 3, 2000*
                                             ------------------------------------        through
                                               2004      2003      2002      2001   December 31, 2000
                                             -------   -------   -------   ------   -----------------
PER SHARE DATA:
Net asset value at beginning of period...... $ 10.42   $  7.55   $  9.77   $10.85        $10.00
                                             -------   -------   -------   ------        ------
Gain (loss) from investment operations
Net investment loss.........................   (0.07)    (0.04)    (0.04)   (0.02)        (0.01)
Net realized and unrealized gain (loss) on
  investments...............................    0.68      2.91     (2.18)   (1.06)         0.96
                                             -------   -------   -------   ------        ------
 Total from investment operations...........    0.61      2.87     (2.22)   (1.08)         0.95
                                             -------   -------   -------   ------        ------
Distributions
Distributions from capital gains............      --        --        --       --         (0.10)
                                             -------   -------   -------   ------        ------
Net asset value at end of year.............. $ 11.03   $ 10.42   $  7.55   $ 9.77        $10.85
                                             -------   -------   -------   ------        ------
TOTAL RETURN:
Total investment return based on net asset
  value/(a)/................................    5.85%    38.01%   (22.72)%  (9.95)%        9.53%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year
  (000's omitted)........................... $10,044   $10,204   $ 8,139   $8,823        $6,394
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of
   New York.................................    0.96%     0.96%     0.96%    0.96%         0.96% ***
 Expenses, prior to waiver from The Bank of
   New York.................................    2.13%     2.20%     2.63%    3.24%         3.03% ***
 Net investment loss, net of waiver from The
   Bank of New York.........................   (0.63)%   (0.44)%   (0.46)%  (0.22)%       (0.11)% ***
Portfolio turnover rate.....................      58%       45%       27%      47%           35%

*  Commencement of investment operations.
** Not annualized.
***Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         BNY Hamilton International Equity CRT Fund

         Schedule of Investments

         December 31, 2004


Number of                                US$
 Shares                                 Value
---------                              --------
          Common Stocks--100.5%
          Australia--4.9%
    575   Ansell Ltd. ADR............. $ 16,101
    900   BHP Ltd. ADR................   21,618
  1,417   Boral Ltd. ADR..............   30,524
    600   Commonwealth Bank of
          Australia ADR...............   45,294
  8,700   Foster's Group Ltd. ADR.....   39,488
  3,200   Lend Lease Corp. Ltd.
          ADR.........................   33,238
    380   National Australia Bank Ltd.
          ADR.........................   42,590
    300   Rio Tinto Ltd. ADR..........   36,800
    640   Westpac Banking Corp.
          ADR.........................   48,595
  1,100   Woodside Petroleum Ltd.
          ADR.........................   17,332
                                       --------
                                        331,580
                                       --------
          Austria--0.3%
    500   Oest Elektrizats (Verbund)
          AG ADR......................   22,278
                                       --------
          Belgium--1.4%
    300   Delhaize Group ADR..........   22,755
  1,700   Fortis ADR..................   47,023
    200   Solvay SA ADR...............   22,020
                                       --------
                                         91,798
                                       --------
          Denmark--0.8%
    900   Danske Bank A/S ADR.........   27,588
    500   Novo Nordisk A/S ADR........   27,130
                                       --------
                                         54,718
                                       --------
          Finland--1.4%
    800   Metso Corp. ADR.............   12,816
  4,000   Nokia Corp. ADR.............   62,680
    900   UPM-Kymmene Oyj
          ADR.........................   20,088
                                       --------
                                         95,584
                                       --------

Number of                         US$
 Shares                          Value
---------                       --------
          Common Stocks (Continued)
          France--9.5%
  1,200   Accor SA ADR......... $ 26,269
 22,600   Alstom SA ADR........   17,203
  1,400   Axa ADR..............   34,650
  1,400   BNP Paribas SA ADR...   50,714
  1,400   Business Objects SA
          ADR*.................   35,475
  1,300   France Telecom SA ADR   43,004
  1,000   Groupe Danone ADR....   18,440
    550   L'Air Liquide SA ADR.   20,334
  2,000   L'Oreal SA ADR.......   30,366
    560   Lafarge SA ADR.......   13,524
    300   Lagardere SCA ADR....   21,653
    300   PSA Peugeot Citroen
          ADR..................   19,043
  1,592   Sanofi-Synthelabo SA
          ADR..................   63,760
  2,310   Societe Generale ADR.   46,753
  1,303   Thomson ADR..........   34,595
    860   Total SA ADR.........   94,462
    600   Valeo SA ADR.........   12,559
    900   Veolia Environnement
          ADR..................   32,805
  1,000   Vivendi Universal SA
          ADR*.................   32,069
                                --------
                                 647,678
                                --------
          Germany--7.2%
  3,000   Allianz AG ADR.......   39,870
    500   BASF AG ADR..........   36,010
    500   Bayer AG ADR.........   16,990
  1,200   Bayerische Hypo-und
          Vereinsbank AG ADR*..   27,288
    400   Continental AG ADR...   25,418

See notes to financial statements.

         BNY Hamilton International Equity CRT Fund

         December 31, 2004

Number of                                US$
 Shares                                 Value
---------                              --------
          Common Stocks (Continued)
    500   DaimlerChrysler AG.......... $ 24,025
    474   Deutsche Bank AG............   42,191
  1,000   Deutsche Lufthansa AG
          ADR.........................   14,665
  2,100   Deutsche Telekom AG
          ADR*........................   47,628
    503   E.On AG ADR.................   45,773
    500   Hypo Real Estate Holding
          AG ADR*.....................   20,742
    600   Infineon Technologies
          AG*.........................    6,540
    250   ProSiebenSat.1 Media AG
          ADR.........................    9,053
    500   RWE AG ADR..................   27,593
    612   SAP AG ADR..................   27,057
    300   Schering AG ADR.............   22,275
    685   Siemens AG ADR..............   57,998
                                       --------
                                        491,116
                                       --------
          Greece--0.6%
  5,655   National Bank of Greece
          ADR.........................   38,171
                                       --------
          Hong Kong--1.7%
  3,000   CLP Holdings Ltd. ADR.......   17,253
  2,500   Hang Seng Bank Ltd.
          ADR.........................   34,737
    400   Hutchison Whampoa Ltd.
          ADR.........................   18,719
    900   MTR Corp Ltd. ADR...........   14,416
  3,000   Sun Hung Kai Properties Ltd.
          ADR.........................   30,009
                                       --------
                                        115,134
                                       --------

Number of                                US$
 Shares                                 Value
---------                              --------
          Common Stocks (Continued)
          Ireland--0.9%
    650   Allied Irish Bank PLC
          ADR......................... $ 26,832
    125   Bank of Ireland ADR.........    8,343
    400   CRH PLC ADR.................   10,716
    600   Elan Corp. PLC ADR*.........   16,350
                                       --------
                                         62,241
                                       --------
          Italy--4.4%
    920   Enel SpA ADR................   45,485
    440   Eni SpA ADR.................   55,370
  1,600   Fiat SpA ADR................   12,768
    800   Luxottica Group SpA
          ADR.........................   16,312
    200   Mediaset SpA ADR............   25,364
  1,800   Sanpaolo IMI SpA ADR........   51,606
  1,000   Telecom Italia SpA ADR......   40,870
  1,450   Telecom Italia SpA Sponsored
          ADR.........................   47,879
                                       --------
                                        295,654
                                       --------
          Japan--22.1%
    300   Ajinomoto Co., Inc. ADR.....   35,718
  3,500   All Nippon Airways Co. Ltd.
          ADR.........................   24,388
    300   Asahi Glass Co. Ltd. ADR....   33,083
    400   Asahi Kasei Corp. ADR.......   20,025
  1,000   Canon, Inc. ADR.............   54,260
  1,000   Dai Nippon Printing Co. Ltd.
          ADR.........................   32,087
    400   Daiwa Securities Group, Inc.
          ADR.........................   28,887
  1,000   Eisai Co. Ltd. ADR..........   32,888
  1,000   Fuji Photo Film Co. Ltd.
          ADR.........................   36,980
    800   Fujitsu Ltd. ADR............   26,037

See notes to financial statements.

         BNY Hamilton International Equity CRT Fund

         December 31, 2004

Number of                                  US$
 Shares                                   Value
---------                                -------
          Common Stocks (Continued)
    500   Hitachi Ltd. ADR.............. $34,715
  1,000   Honda Motor Co. Ltd.
          ADR...........................  26,060
  1,400   Japan Airlines System Corp.
          ADR*..........................  20,289
    100   Kao Corp. ADR.................  25,568
  2,250   Kawasaki Heavy Industries,
          Ltd. ADR......................  14,756
  2,000   Kirin Brewery Co., Ltd.
          ADR...........................  19,800
  1,000   Komatsu Ltd. ADR..............  27,988
    400   Kyocera Corp. ADR.............  30,792
    500   Marui Co. Ltd. ADR............  13,389
  2,500   Matsushita Electric Industrial
          Co. Ltd. ADR..................  40,125
    400   Millea Holdings, Inc.
          ADR...........................  29,844
  1,000   Mitsubishi Corp. ADR..........  25,842
    400   Mitsubishi Electric Corp.
          ADR...........................  19,596
    200   Mitsubishi Estate Co. Ltd.
          ADR...........................  23,421
  4,000   Mitsubishi Tokyo Financial
          Group, Inc. ADR...............  40,880
    200   Mitsui & Co. Ltd. ADR.........  36,122
    300   Mitsui Sumitomo Insurance
          Co. Ltd. ADR..................  26,056
  4,000   NEC Corp. ADR.................  24,520
    600   Nikko Cordial Corp.
          ADR...........................  31,794
  1,600   Nintendo Co. Ltd. ADR.........  25,120
    800   Nippon Telegraph and
          Telephone Corp. ADR...........  18,040

Number of                              US$
 Shares                               Value
---------                           ----------
          Common Stocks (Continued)
    600   Nippon Yusen Kabushiki
          Kaisha ADR............... $   32,321
  1,850   Nissan Motor Co. Ltd.
          ADR......................     40,589
    100   Nitto Denko Corp. ADR....     54,846
  2,000   Nomura Holdings, Inc.
          ADR......................     29,120
  1,700   NTT DoCoMo, Inc.
          ADR......................     31,654
    400   Oji Paper Co. Ltd. ADR...     22,953
  2,000   OLYMPUS Corp. ADR........     42,646
  1,000   Pioneer Corp. ADR........     19,540
    200   Ricoh Co. Ltd. ADR.......     19,293
  1,000   Seven-Eleven Japan Co.
          ADR......................     31,521
    800   Sony Corp. ADR...........     31,168
  1,500   Sumitomo Metal Industries
          Ltd. ADR.................     20,347
  5,000   Sumitomo Mitsui Financial
          Group, Inc. ADR..........     36,352
    300   TDK Corp. ADR............     22,272
    400   The Bank of Yokohama Ltd.
          ADR......................     25,217
    200   The Shizuoka Bank Ltd.
          ADR......................     18,952
  4,000   The Sumitomo Trust and
          Banking Co. Ltd. ADR.....     28,926
  1,350   Toyota Motor Corp.
          ADR......................    110,525
                                    ----------
                                     1,497,312
                                    ----------
          Netherlands--4.8%
  1,300   ABN AMRO Holding NV
          ADR......................     34,580

See notes to financial statements.

         BNY Hamilton International Equity CRT Fund

         December 31, 2004

Number of                                US$
 Shares                                 Value
---------                              --------
          Common Stocks (Continued)
  1,500   Aegon NV ADR................ $ 20,565
    300   Akzo Nobel NV ADR...........   12,747
    400   ASML Holding NV
          ADR*........................    6,364
  1,300   ING Groep NV ADR............   39,325
  1,800   Koninklijke (Royal) KPN
          NV ADR......................   17,208
  1,100   Koninklijke (Royal) Philips
          Electronics NV ADR..........   29,150
  1,200   Reed Elsevier NV ADR........   32,940
  1,600   Royal Dutch Petroleum Co.
          ADR.........................   91,808
    200   TPG NV ADR..................    5,450
    500   Unilever NV ADR.............   33,355
                                       --------
                                        323,492
                                       --------
          New Zealand--0.2%
    475   Telecom Corp. of New
          Zealand Ltd. ADR............   16,844
                                       --------
          Norway--0.6%
    500   Orkla ASA ADR...............   16,428
  1,300   Statoil ASA ADR.............   20,644
  1,000   Tomra Systems ASA ADR.......    5,498
                                       --------
                                         42,570
                                       --------
          Portugal--0.3%
    760   Electricidade de Portugal SA
          ADR.........................   22,975
                                       --------
          Singapore--0.9%
  3,500   Neptune Orient Lines Ltd.
          ADR.........................   25,729
  2,000   United Overseas Bank Ltd.
          ADR.........................   33,815
                                       --------
                                         59,544
                                       --------

Number of                              US$
 Shares                               Value
---------                            --------
          Common Stocks (Continued)
          Spain--4.1%
  3,200   Banco Bilbao Vizcaya
          Argentaria SA ADR......... $ 56,768
  4,600   Banco Santander Central
          Hispano SA ADR............   56,902
  2,200   Endesa SA ADR.............   51,194
    750   NH Hoteles SA ADR.........   19,899
    800   Repsol YPF SA ADR.........   20,880
  1,227   Telefonica SA ADR.........   69,326
                                     --------
                                      274,969
                                     --------
          Sweden--2.3%
    300   AB SKF ADR................   13,363
    500   Atlas Copco AB ADR........   22,572
    300   Electrolux AB ADR.........   13,845
    700   Sandvik AB ADR............   28,229
    300   Svenska Cellulosa AB (SCA)
          ADR.......................   12,798
    300   Tele2 AB ADR..............   11,783
  1,320   Telefonaktiebolaget LM
          Ericsson ADR*.............   41,567
    300   Volvo AB ADR..............   11,895
                                     --------
                                      156,052
                                     --------
          Switzerland--6.9%
  3,510   ABB Ltd. ADR*.............   19,867
    860   Credit Suisse Group
          ADR*......................   36,283
    400   Holcim Ltd. ADR...........   12,048
  1,240   Nestle SA ADR.............   81,105
  1,830   Novartis AG ADR...........   92,488
    620   Roche Holding (UK) Ltd.
          ADR.......................   71,373
    446   Swiss Reinsurance Co.
          ADR.......................   31,810

See notes to financial statements.

         BNY Hamilton International Equity CRT Fund

         December 31, 2004

Number of                                US$
 Shares                                 Value
---------                              --------
          Common Stocks (Continued)
    500   Swisscom AG ADR............. $ 19,765
    800   Syngenta AG ADR.............   17,080
    839   UBS AG......................   70,342
  1,000   Zurich Financial Services AG
          ADR*........................   16,674
                                       --------
                                        468,835
                                       --------
          United Kingdom--25.2%
  1,450   Amvescap PLC ADR............   18,212
    600   Anglo American PLC
          ADR.........................   14,274
  1,300   AstraZeneca PLC ADR.........   47,307
  2,600   BAA PLC ADR.................   29,152
  1,975   BAE SYSTEMS PLC
          ADR.........................   34,960
  1,475   Barclays PLC ADR............   67,378
    460   BG Group PLC ADR............   15,847
  1,100   BHP Billiton PLC ADR........   25,707
  2,866   BP PLC ADR..................  167,374
  1,000   British American Tobacco
          PLC ADR.....................   34,650
    700   British Sky Broadcasting
          Group PLC ADR...............   30,569
    760   BT Group PLC ADR............   30,043
  1,000   Cadbury Schweppes PLC
          ADR.........................   37,700
    576   Centrica PLC ADR............   26,126
  4,400   Compass Group PLC
          ADR.........................   20,802
  1,590   Corus Group PLC ADR*........   15,614
    575   Diageo PLC ADR..............   33,281
    800   Friends Provident PLC
          ADR.........................   23,653

Number of                              US$
 Shares                               Value
---------                            --------
          Common Stocks (Continued)
  2,250   GlaxoSmithKline PLC
          ADR....................... $106,627
  2,100   GUS PLC ADR...............   37,838
  1,200   HBOS PLC ADR..............   58,611
  1,840   HSBC Holdings PLC
          ADR.......................  156,658
    600   Imperial Tobacco Group PLC
          ADR.......................   33,150
  3,112   Kingfisher PLC ADR........   37,014
  3,840   Legal & General Group PLC
          ADR.......................   40,549
  1,400   Lloyds TSB Group PLC
          ADR.......................   51,506
    550   Marconi Corp. PLC
          ADR*......................   11,550
    360   National Grid Transco PLC
          ADR.......................   17,276
  2,100   Prudential Corp. PLC
          ADR.......................   36,540
    825   Reed Elsevier PLC ADR.....   30,608
    680   Rentokil Initial PLC ADR..    9,645
    300   Rio Tinto PLC ADR.........   35,763
  2,420   Royal & Sun Alliance
          Insurance Group PLC
          ADR.......................   18,440
  1,000   Scottish & Southern Energy
          PLC ADR...................   16,751
    875   Scottish Power PLC ADR....   27,265
  1,200   Shell Transport & Trading
          Co. ADR...................   61,680
    140   Smith & Nephew PLC
          ADR.......................    7,246
  2,066   Tesco PLC ADR.............   38,287
    800   Unilever PLC ADR..........   31,616

See notes to financial statements.

         BNY Hamilton International Equity CRT Fund

         December 31, 2004

Number of                                    US$
 Shares                                     Value
---------                                ----------
          Common Stocks (Continued)
  5,080   Vodafone Group PLC
          ADR........................... $  139,089
    900   Wolseley PLC ADR..............     34,444
                                         ----------
                                          1,710,802
                                         ----------
          Total Common Stocks
          (Cost $5,003,296).............  6,819,347
                                         ----------
          Money Market Fund--0.1%
  3,078   BNY Hamilton Money Fund
          (Hamilton Shares), 2.01%(a)
          (Cost $3,078).................      3,078
                                         ----------
          Total Investments
          (Cost $5,006,374)(b)--
          100.6%........................  6,822,425
          Liabilities in excess of other
          assets--(0.6%)................    (38,775)
                                         ----------
          Net Assets--100.0%............ $6,783,650
                                         ----------

ADRAmerican Depositary Receipt.
*  Non-income producing security.
(a)Represents annualized 7 day yield at December 31, 2004.
(b)The cost of investments for Federal income tax purposes is $5,018,163. At December 31, 2004, net unrealized appreciation was $1,804,262 based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation of $1,901,240 and aggregate gross unrealized depreciation of $96,978.

See notes to financial statements.

         BNY Hamilton INTERNATIONAL EQUITY CRT FUND

         Industry Diversification (Unaudited)

         December 31, 2004

                                                                % of
                                                               Total
                                                  US$ VALUE  Net Assets
                                                 ----------  ----------
         Aerospace and Defense.................. $   34,960      0.5%
         Airlines...............................     59,342      0.9
         Airport Development and Maintenance....     29,152      0.4
         Aluminum, Steel and Other Metals.......     35,961      0.5
         Automotive.............................    257,464      3.8
         Banking and Finance....................  1,310,894     19.4
         Beverages and Food.....................    323,827      4.8
         Brewers................................     59,288      0.9
         Building and Building Products.........    134,339      2.0
         Business Equipment and Services........     73,553      1.1
         Chemicals..............................    200,052      2.9
         Communications, Media and Entertainment    143,828      2.1
         Computers--Software and Peripherals....    113,089      1.7
         Consumer Goods and Services............    103,243      1.5
         Diversified Operations.................      9,645      0.1
         Electronic Equipment and Components....    392,705      5.8
         Export Trading.........................     61,964      0.9
         Financial Services.....................    108,013      1.6
         Forest Products & Paper................     55,839      0.8
         Health Care Products and Services......     78,619      1.2
         Hotels and Gaming......................     46,168      0.7
         Household and Personal Care Products...     55,934      0.8
         Insurance..............................    357,976      5.3
         Machinery and Engineering..............    104,969      1.5
         Manufacturing..........................     92,453      1.4
         Mining.................................    134,162      2.0
         Oil and Gas............................    545,397      8.0
         Pharmaceuticals........................    408,825      6.0
         Printing and Publishing................     95,635      1.4
         Real Estate Development................    107,410      1.6
         Retail--Apparel and Shoes..............     37,838      0.6
         Retail--Department Stores..............     13,389      0.2
         Retail--Food Stores....................     79,761      1.2
         Retail--Specialty Stores...............     68,535      1.0
         Telecommunications.....................    648,930      9.6
         Transportation.........................     77,916      1.1
         Utilities--Gas and Electric............    319,969      4.7
         Utilities--Water.......................     32,805      0.5
         Waste Management.......................      5,498      0.1
         Money Market Fund......................      3,078      0.0
                                                 ----------    -----
         Total value of investments.............  6,822,425    100.6
         Liabilities in excess of other assets..    (38,775)    (0.6)
                                                 ----------    -----
         Net Assets............................. $6,783,650    100.0%
                                                 ----------    -----

See notes to financial statements.

         BNY Hamilton INTERNATIONAL EQUITY CRT FUND

         Statement of Assets and Liabilities

         December 31, 2004

          Assets:
            Non-affiliated investments at market value,
             (Cost $5,003,296).......................... $  6,819,347
            Affiliated investments at market value,
             (Cost $3,078)..............................        3,078
            Receivables:
             Dividends..................................        7,345
             Reclaims...................................        5,515
             Interest...................................           16
            Other assets................................        5,199
                                                         ------------
             Total Assets...............................    6,840,500
                                                         ------------
          Liabilities:
            Payables:
             Capital stock repurchased..................       14,343
             Services provided by The Bank of
              New York..................................        3,080
            Accrued expenses and other liabilities......       39,427
                                                         ------------
             Total Liabilities..........................       56,850
                                                         ------------
          Net Assets:................................... $  6,783,650
                                                         ------------
          Sources Of Net Assets:
            Capital stock @ par......................... $        852
            Paid in capital.............................    8,133,826
            Accumulated net realized loss on
             investments and foreign currency
             transactions...............................   (3,168,487)
            Net unrealized appreciation on investments
             and foreign currency denominated assets
             and liabilities............................    1,817,459
                                                         ------------
          Net Assets.................................... $  6,783,650
                                                         ------------
          Institutional Shares:
            Net assets.................................. $  6,783,650
                                                         ------------
            Shares outstanding..........................      851,901
                                                         ------------
            Net asset value, offering price and
             repurchase price per share................. $       7.96
                                                         ------------
          Institutional Shares authorized @ $.001 par
           value........................................  200,000,000

                            Statement of Operations

                     For the year ended December 31, 2004

           Investment Income:
             Dividends (net of foreign withholding taxes
              of $13,572)................................. $160,091
             Interest from affiliated fund................      280
                                                           --------
              Total Income................................  160,371
                                                           --------
           Expenses:
             Advisory.....................................   48,596
             Accounting services..........................   30,142
             Directors....................................   21,261
             Transfer agent...............................   15,607
             Registration and filings.....................   15,324
             Audit........................................   11,897
             Administration...............................   10,554
             Reports to shareholders......................    7,397
             Legal........................................    4,964
             Custodian....................................    1,388
             Other........................................      643
                                                           --------
              Total Expenses..............................  167,773
             Fees waived by The Bank of New York
              (Note 3)....................................  (88,721)
                                                           --------
              Net Expenses................................   79,052
                                                           --------
              Net Investment Income.......................   81,319
                                                           --------
           Realized and Unrealized Gain
            (Loss) on Investments and
            Foreign Currency Transactions:
             Net realized gain on:
              Investments.................................  385,067
              Foreign currency transactions...............      443
                                                           --------
             Net realized gain on investments and foreign
              currency transactions.......................  385,510
                                                           --------
             Increase (decrease) in unrealized
              appreciation/depreciation on:
              Investments.................................  490,267
              Foreign currency denominated assets and
               liabilities................................     (218)
                                                           --------
             Net unrealized gain on investments and
              foreign currency denominated assets and
              liabilities.................................  490,049
                                                           --------
             Net realized and unrealized gain on
              investments and foreign currency
              transactions................................  875,559
                                                           --------
             Net increase in net assets resulting from
              operations.................................. $956,878
                                                           --------

See notes to financial statements.

         BNY Hamilton International Equity CRT Fund

         Statements of Changes in Net Assets

                                                                                        Year Ended December 31,
                                                                                        -----------------------
                                                                                           2004         2003
                                                                                        ----------  -----------
Operations:
  Net investment income................................................................ $   81,319  $    64,030
  Net realized gain (loss) on investments and foreign currency transactions............    385,510   (1,378,901)
  Increase in unrealized appreciation/depreciation on investments and foreign currency
   denominated assets and liabilities..................................................    490,049    3,139,304
                                                                                        ----------  -----------
   Net increase in net assets resulting from operations................................    956,878    1,824,433
                                                                                        ----------  -----------
Dividends to Shareholders:
  Dividends from net investment income.................................................    (82,694)     (68,663)
                                                                                        ----------  -----------
Capital Stock Transactions:
  Proceeds from capital stock sold.....................................................    403,475      139,316
  Proceeds from shares issued on reinvestment of dividends.............................      3,626        2,923
  Value of capital stock repurchased...................................................   (998,500)  (2,072,596)
                                                                                        ----------  -----------
  Net decrease in net assets resulting from capital stock transactions.................   (591,399)  (1,930,357)
                                                                                        ----------  -----------
   Increase (decrease) in Net Assets...................................................    282,785     (174,587)
Net Assets:
  Beginning of year....................................................................  6,500,865    6,675,452
                                                                                        ----------  -----------
  End of year.......................................................................... $6,783,650  $ 6,500,865
                                                                                        ----------  -----------
Changes in Capital Stock Outstanding:
  Shares sold..........................................................................     57,421       23,241
  Shares issued on reinvestment of dividends...........................................        468          435
  Shares repurchased...................................................................   (139,848)    (387,138)
                                                                                        ----------  -----------
   Net decrease........................................................................    (81,959)    (363,462)
  Shares outstanding, beginning of year................................................    933,860    1,297,322
                                                                                        ----------  -----------
  Shares outstanding, end of year......................................................    851,901      933,860
                                                                                        ----------  -----------

See notes to financial statements.

         BNY Hamilton International Equity CRT Fund

         Financial Highlights

                                                                                 For the period
                                                  Year Ended December 31,       January 3, 2000*
                                            ---------------------------------        through
                                             2004    2003     2002      2001    December 31, 2000
                                            ------  ------  -------   -------   -----------------
PER SHARE DATA:
Net asset value at beginning of period..... $ 6.96  $ 5.15  $  6.22   $  8.22        $ 10.00
                                            ------  ------  -------   -------        -------
Gain (loss) from investment operations
Net investment income......................   0.09    0.06     0.04      0.02             --
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions.............................   1.01    1.82    (1.08)    (2.00)         (1.78)
                                            ------  ------  -------   -------        -------
 Total from investment operations..........   1.10    1.88    (1.04)    (1.98)         (1.78)
                                            ------  ------  -------   -------        -------
Dividends
Dividends from net investment income.......  (0.10)  (0.07)   (0.03)    (0.02)            --
                                            ------  ------  -------   -------        -------
Net asset value at end of year............. $ 7.96  $ 6.96  $  5.15   $  6.22        $  8.22
                                            ------  ------  -------   -------        -------
TOTAL RETURN:
Total investment return based on
  net asset value/(a)/.....................  15.80%  36.62%  (16.68)%  (24.04)%       (17.80)% **
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year
  (000's omitted).......................... $6,784  $6,501  $ 6,675   $ 7,186        $ 5,263
Ratio to average net assets of:
 Expenses, net of waiver from The Bank of
   New York................................   1.22%   1.22%    1.22%     1.22%          1.22% ***
 Expenses, prior to waiver from The Bank of
   New York................................   2.59%   3.94%    3.66%     4.38%          4.55% ***
 Net investment income, net of waiver from
   The Bank of New York....................   1.26%   1.07%    0.63%     0.29%          0.03% ***
Portfolio turnover rate....................     25%     90%      37%       48%            10%

*  Commencement of investment operations.
** Not annualized.
***Annualized.
(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

         Notes to Financial Statements

1. Organization

  BNY Hamilton Funds, Inc. (the ''Company'') was organized as a Maryland Corporation on May 1, 1992 and is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company. The Company currently consists of twenty separate series. The series presented in these financial statements are the BNY Hamilton Equity CRT Funds (the ''Funds''), which consists of three series: BNY Hamilton Large Cap Growth CRT Fund (''Large Cap Growth CRT Fund''), BNY Hamilton Small Cap Growth CRT Fund (''Small Cap Growth CRT Fund''), and BNY Hamilton International Equity CRT Fund (''International Equity CRT Fund''), (individually, a "Fund" and collectively, the "Funds"). All of the Funds are diversified as defined under the 1940 Act.

  The following are the investment objectives of each of the Funds:

.. Large Cap Growth CRT Fund--To provide long-term capital appreciation by investing primarily in common stocks and securities convertible into common stocks of domestic and foreign companies; current income is a secondary consideration;

.. Small Cap Growth CRT Fund--To provide long-term capital appreciation by investing primarily in equity securities of small domestic and foreign companies;

.. International Equity CRT Fund--To provide long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers.

2. Significant Accounting Policies

  The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements.

(A) Security Valuations

  Securities listed on a domestic securities exchange, including options on stock indexes, are valued based on the last sale price as of the close of regular trading hours on the New York Stock Exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange. Securities listed on a foreign exchange are valued at the last quoted sale price at the close of the primary exchange. Securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued at the NASDAQ Official Closing Price.

  The market value of a written call option or a purchased put option is the last reported sale price on the principal exchange on which such option is traded or, if no sales are reported, the average between the last reported bid and asked prices.

  The determination of the value of certain portfolio debt securities, other than temporary investments in short-term securities, takes into account various factors affecting market value, including yields and prices of comparable securities, indications as to value from dealers and general market conditions.

  Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost which approximates fair value. This method values a security at its cost at the time of purchase and thereafter assumes a constant rate of amortization to maturity of any discount or premium.

  Investments in other BNY Hamilton Funds are valued at their net asset value as determined by the applicable BNY Hamilton Funds' prospectus.

  Securities for which market quotations are not readily available, including investments that are subject to limitations as to their sale (such as certain restricted securities and illiquid securities), are valued at fair value as determined in good faith by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

(B) Foreign Currency Translation

  The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated in U.S. dollars on the following basis:

  (i) Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the current daily rates of exchange. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

  (ii) Foreign exchange gain or loss resulting from the sale of an investment, holding of a foreign currency, expiration of a foreign currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses on foreign currency transactions in the respective Fund's statement of operations. The effects of changes in foreign currency exchange rates on securities are not separately identified in the statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

  (iii) Foreign exchange gain or loss on assets and liabilities, other than investments, are shown as unrealized appreciation (depreciation) on foreign currency transactions.

(C) Risk Involved in Investing in the Funds

  In the normal course of business the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of losses to be remote.

(D) Repurchase Agreements

  A Fund's custodian or designated sub-custodians, as the case may be for tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(E) Written Options and Purchased Options

  All Funds may enter into an option contracts for the purpose of either hedging its exposure to the market fluctuations of the portfolio, or an individual security position.

  When a Fund writes an option, it will receive a premium. Premiums received are recorded as liabilities and adjusted to current market value daily. When an option is purchased, the Fund will pay a premium. Premiums paid for options are included as investments and are also adjusted to their current market value daily.

  If a written option expires, the premium received by the Fund will be treated as a short term capital gain. Likewise, premiums paid for purchased put options that expire unexercised will be treated as short term capital losses. In addition, short term capital gains or losses may be realized on exercised written calls or purchased puts depending on the premiums received or paid and the strike price of the underlying securities.

  As a writer of call options, a Fund does not have control over exercising of such options. As a result, that Fund bears unlimited market risk of favorable changes in the value of the call option's underlying securities. The Fund also bears unlimited market risk in the value of the written call option itself.

  If an option which a Fund has purchased expires on its stipulated expiration date, it realizes a loss in the amount of the cost of the option. If it enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a Fund exercises a call option, the cost of the security which it purchases upon exercise will be increased by the premium originally paid.

(F) Federal Income Taxes

  Each Fund is treated as a separate entity for federal income tax purposes. It is the Funds' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders within the allowable time limits. Therefore, no federal income tax provision is required.

(G) Dividends and Distributions to Shareholders

  Each Fund pays dividends and capital gains distributions, if any, at least annually.

(H) Security Transactions and Investment Income

  Security transactions are recorded on the trade date. Realized gains (losses) on security transactions are calculated using the identified cost method. Dividend income is recognized on the ex-dividend date, except for certain for-eign dividends which are recorded when known, and interest income, including amortization of premiums and discounts, is accrued daily.

(I) Financial Statements Preparation

  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reporting of assets, liabilities and disclosures in the financial statements and the accompanying notes. Management believes that the estimates used in preparing the Fund's financial statements are reasonable and prudent; however actual results could differ from these estimates.

3. Advisory, Administration And Other Transactions With Affiliates

  The Bank of New York acts as the Funds' investment advisor (the ''Advisor''). The Bank of New York is a subsidiary of The Bank of New York Company, Inc. ("BNYCo"), a financial holding company. The Advisor manages the investments of the Funds and is responsible for all purchases and sales of the Funds' portfolio securities. The Advisor's fee accrues daily and is payable monthly at the following annual rates:

                                % of Average
                              Daily Net Assets
                              ----------------
Large Cap Growth CRT Fund....       .60%
Small Cap Growth CRT Fund....       .75%
International Equity CRT Fund       .75%

  BNY Hamilton Distributors, Inc. (a wholly-owned subsidiary of The BISYS Group, Inc.) acts as the Funds' administrator (the ''Administrator'') and will assist in supervising the operations of the Funds. The Bank of New York is not an affiliated person of BNY Hamilton Distributors, Inc.

  The Administrator has agreed to provide facilities, equipment and personnel to carry out administrative services for the Funds, including, among other things, providing the services of persons who may be appointed as officers and directors of the Funds, monitoring the custodian, fund accounting, transfer agency, administration, distribution, advisory and legal services that are provided to the Funds. The Administration Agreement permits the Administrator to delegate certain responsibilities to other service providers. Pursuant to this authority, the Administrator has delegated certain administrative functions to The Bank of New York under the terms of sub-administration agreement.

  Effective July 1, 2004, the Board approved new fee rates for the calculation of the Administration Fees. The Administrator's fee is payable monthly at a rate of .125% on each Fund's first $300 million of the average daily net assets and at a rate of .10% on each Fund's average daily net assets in excess of $300 million. Prior to July 1, 2004, the Administration fee was payable monthly at the following annual rates:

                                % of Average
                              Daily Net Assets
                              ----------------
Large Cap Growth CRT Fund....       .20%
Small Cap Growth CRT Fund....       .20%
International Equity CRT Fund       .20%

  During the year ended December 31, 2004, the Administrator paid the following amounts to The Bank of New York under the sub-administration agreement:

                              Amount
                              -------
Large Cap Growth CRT Fund.... $17,629
Small Cap Growth CRT Fund....  12,603
International Equity CRT Fund   8,355

  In addition to acting as Administrator, BNY Hamilton Distributors, Inc. is the principal underwriter and distributor of shares of the Funds.

  The Bank of New York serves as the Funds' custodian (''Custodian''). Each Fund maintains a compensating balance arrangement with the Custodian, whereby a Fund would have its respective custody fees reduced by income earned on cash balances maintained with the Custodian. The income earned on cash balances by each Fund for the year ended December 31, 2004 is shown on its respective Statement of Operations under the caption ''Earnings Credit Adjustment.'' For the year ended December 31, 2004, none of the Funds earned any such income.

  The Bank of New York provides cash management and related services to the Funds. Fees in the amount of $262, $147 and $75 for the Large Cap Growth CRT Fund, the Small Cap Growth CRT Fund and the International Equity CRT Fund, respectively, are included under the caption "Other" in the Statement of Operations.

  Since inception, The Bank of New York voluntarily agreed to assume/waive expenses for the Funds to the extent that each Fund's expense ratio exceeded the percentage of average daily net assets as shown below:

Large Cap Growth CRT Fund...............  .80%
Small Cap Growth CRT Fund...............  .96%
International Equity CRT Fund........... 1.22%

  Effective July 1, 2004, the Advisor contractually committed to maintain the fee waiver/expense reimbursements which are currently in effect until April, 2007. Previously these arrangements were voluntary and could be revoked at any time.

4. Portfolio Securities

  For the year ended December 31, 2004, the cost of securities purchased and the proceeds from sales of securities, excluding short-term securities, were as follows:

                                         Purchases    Sales
                                         ---------- ----------
Large Cap Growth CRT Fund............... $5,548,109 $6,633,948
Small Cap Growth CRT Fund...............  5,564,187  6,518,010
International Equity CRT Fund...........  1,635,697  2,197,914

  There were no purchases or sales of U.S. Government Securities for the year ended December 31, 2004.

5. Federal Income Taxes

  For federal income tax purposes, the Funds indicated below have capital loss carryforwards as of December 31, 2004 which are available to offset future capital gains, if any. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

                                         Capital Loss
                                         Carryforward Expiration
                                         ------------ ----------
Large Cap Growth CRT Fund...............  $1,559,162     2009
                                           3,363,090     2010
                                             732,900     2011
                                           1,045,034     2012
Small Cap Growth CRT Fund...............      97,062     2009
                                             350,375     2010
International Equity CRT Fund...........     580,851     2009
                                           1,016,919     2010
                                           1,558,928     2011

  During the year ended December 31, 2004, the Small Cap Growth CRT Fund and the International Equity CRT Fund utilized capital loss carryforwards of $430,840 and $396,856, respectively, to offset realized gains.

  Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the fund's next taxable year. The Large Cap Growth CRT Fund and the Small Growth CRT Fund deferred post-October losses in the amount of $8,300 and $16,052, respectively, during 2004.

Distributions to shareholders:

  The tax character of distributions paid during the fiscal year ended December 31, 2004 was as follows:

                                          Distributions Paid From:
                                      ---------------------------------
                                                   Net        Total
                                                Long Term    Taxable
                                      Ordinary   Capital  Distributions
                                       Income     Gains       Paid
                                      --------  --------- -------------
        Large Cap Growth CRT Fund.... $140,430     --       $140,430
        Small Cap Growth CRT Fund....       --     --             --
        International Equity CRT Fund   82,694*    --         82,694

*Amount is net of Foreign Tax Credits of $13,572.

  The tax character of distributions paid during the fiscal year ended December 31, 2003 were as follows:

                                          Distributions Paid From:
                                      ---------------------------------
                                                   Net        Total
                                                Long Term    Taxable
                                      Ordinary   Capital  Distributions
                                       Income     Gains       Paid
                                      --------  --------- -------------
        Large Cap Growth CRT Fund.... $141,460     --       $141,460
        Small Cap Growth CRT Fund....       --     --             --
        International Equity CRT Fund   68,663*    --         68,663

*Amount is net of Foreign Tax Credits of $15,851.

  As of December 31, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                               Undistributed
                              ordinary income/ Accumulated    Unrealized         Total
                                accumulated    capital and  appreciation/     accumulated
                                  earnings     other losses (depreciation) earnings/(deficit)
                              ---------------- ------------ -------------- ------------------
Large Cap Growth CRT Fund....       $345       $(6,708,486) $  463,516/1/     $(6,244,625)
Small Cap Growth CRT Fund....         --          (463,489)  1,108,234/1/         644,745
International Equity CRT Fund         --        (3,156,698)  1,805,670/1/      (1,351,028)

/1/The differences between book-basis and tax-basis unrealized (depreciation) is attributable to the tax deferral of losses on wash sales.

6. Written Option Activity

  For the year ended December 31, 2004, the Funds did not have any written options activity.

7. Reclassification Of Capital Accounts

  At December 31, 2004, the following reclassifications were made to the capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are primarily due to the differences between book and tax treatment of investments in real estate investment trusts, foreign currency transactions and net investment losses. Net investment income, net realized gains, and net assets were not affected by these changes.

                                Undistributed     Undistributed
                                Net Investment    Capital Gain/      Paid In
                                    Income     (accumulated Losses)  Capital
                                -------------- -------------------- --------
  Large Cap Growth CRT Fund....    $(2,005)           $2,005        $     --
  Small Cap Growth CRT Fund....     61,111                --         (61,111)
  International Equity CRT Fund        772              (443)           (329)

         report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Trustees
BNY Hamilton Funds, Inc.

    We have audited the accompanying statements of assets and liabilities of the Large Cap Growth CRT Fund, Small Cap Growth CRT Fund and International Equity CRT Fund (three of the portfolios constituting BNY Hamilton Funds, Inc.) (the "Funds"), including the portfolios of investments, as of December 31, 2004 and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of December 31, 2004 and confirmation of securities not held by the custodian by correspondence with others. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above at December 31, 2004, and the results of their operations for and the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

                                                 /s/ Ernst & Young LLP

New York, New York
February 22, 2005

Directors and Officers (Unaudited)
The directors and executive officers of BNY Hamilton Funds and their principal occupations during the past five years are:

                                                  Principal Occupations
     Director           Position                  During Past Five Years
     --------           --------                  ----------------------
Edward L. Gardner.. Director and      Chairman of the Board, President and Chief
  Age 70            Chairman of the   Executive Officer, Industrial Solvents
                    Board             Corporation, 1981 to Present; Chairman of the
                                      Board, President and Chief Executive Officer,
                                      Industrial Petro-Chemicals, Inc., 1981 to
                                      Present.

James E. Quinn..... Director          President, Tiffany & Co., 2003 to Present;
  Age 53                              Member, Board of Directors, Tiffany & Co.,
                                      1995 to Present; Vice Chairman, Tiffany &
                                      Co., 1999 to Present; Executive Vice President,
                                      Tiffany & Co., 1992 to 1999.

Karen Osar......... Director          Senior Vice President and Chief Financial
  Age 55                              Officer, Crompton Corp., 2004 to Present;
                                      Senior Vice President and Chief Financial
                                      Officer, Westvaco Corp., 1999 to 2003.

Kim Kelly.......... Director          Chief Executive Officer, Arroyo Video, 2004 to
  Age 48                              Present; Executive Vice President and Chief
                                      Financial Officer, Insight Communication,
                                      1990 to 2003; Chief Operating Officer, Insight
                                      Communications, 1998 to 2003.

John R. Alchin..... Director          Executive Vice President, Co-Chief Financial
  Age 56                              Officer and Treasurer, Comcast Corporation,
                                      1990 to Present.

Newton P.S. Merrill Director          Retired; formally Senior Executive Vice
  Age 64                              President, The Bank of New York, 1994 to
                                      2003.

Kevin J. Bannon ... President and     Executive Vice President, The Bank of
  Age 52            Executive Officer New York, 1993 to Present.

                                                    Principal Occupations
      Director            Position                  During Past Five Years
      --------            --------                  ----------------------
Michael A. Grunewald Vice President      Manager, Client Services, BISYS Fund
  Age 34                                 Services, Inc., 1993 to Present.

Guy Nordahl......... Treasurer and       Vice President, BNY Asset Management
  Age 39             Principal           Product Management, 1999 to Present.
                     Accounting          Treasurer and Principal Financial Officer of
                     Officer             the BNY Hamilton Funds, 2002 to 2003.

Kim R. Smallman..... Secretary           Counsel, Legal Services, BISYS Fund Services,
  Age 33                                 Inc., 2002 to Present; Attorney, Goodwin
                                         Procter LLP, 2000 to 2002.

Alaina V. Metz...... Assistant Secretary Chief Administrator, Administration Services
  Age 37                                 of BISYS Fund Services, Inc., 1995 to
                                         Present.

--------
+Sheila McKinney was Vice President of Mutual Funds Administration and
 Treasurer and Principal Accounting Officer from August 2003 to December 2004.

The Funds' Statement of Additional Information contains additional information about the Directors and Officers and is available, without charge, upon request, by calling (800) 426-9363.

Investment Advisor
The Bank of New York

Administrator And Distributor
BNY Hamilton Distributors, Inc.

Sub-Administrator
The Bank of New York

Transfer Agent
BISYS Fund Services Ohio, Inc.

Custodian
The Bank of New York

Independent Registered Public Accounting Firm
Ernst & Young LLP

Legal Counsel
Sullivan & Cromwell LLP

                  BNY Hamilton Distributors, Inc., is the Funds' distributor and is unaffiliated with The Bank of New York, the investment advisor.

                  This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for CRT Shares of BNY Hamilton Large Cap Growth CRT Fund, BNY Hamilton Small Cap Growth CRT Fund, and BNY Hamilton International Equity CRT Fund.

                  For additional prospectuses which contain more complete information, including charges and expenses, call (800) 426-9363. Please read the prospectus carefully before investing or sending money.

                  You may obtain a description of the Funds' proxy voting policies and procedures, without charge, upon request, by calling BNY Hamilton Distributors, Inc. at (800) 426-9363 or by going to the Securities and Exchange Commission's website at www.sec.gov.

                  Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by calling BNY Hamilton Distributors, Inc. at (800) 426-9363 or accessing the Funds' Form N-PX on the Commission's website at http://www.sec.gov.

                  The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at http://www.sec.gov. The Fund's Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800)-SEC-0330.

                  Investments in the Funds are not deposits, are neither guaranteed by, nor obligations of, The Bank of New York and are not insured by the FDIC or any other governmental agency. Investments in mutual funds involve risks, including the possible loss of principal.

[LOGO] BNY
HAMILTON
FUNDS

ADVISED BY THE BANK OF NEW YORK

90 Park Avenue, 10th Floor
New York, NY 10016

                                                               BNY-AR-CRT 12/04

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to the registrant's principal executive officer and principal financial officer. This Code is filed as an exhibit to this report on Form N-CSR under Item 11(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant's Board of Trustees has determined that Karen Osar of the Board's audit committee qualifies as an audit committee financial expert ("ACFE"), as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of
Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

a). Audit Fees: the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit are as follows:

2004: $375,000
2003: $342,000

b). Audit-Related Fees: the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this item are as follows:

2004: $490,550
2003: $468,800

c). Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are as follows:

2004: $74,800

2003: $65,900

d). All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) and (c) of this Item are as follows:

2004: $86,900
2003: $     0

(e) Audit Committee Pre-Approval Policies and Procedures.

     (i) Per Rule 2-01(c)(7)(A), the Audit Committee pre-approves all of the Audit, Audit-Related, Tax and Other Fees of the Registrant.

     (ii) 100% of services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(A) of Rule 2-01 of Regulation S-X.

(f) The percentage of hours expended on the principal accountant's engagement to audit the Fund's financial statements for the most recent fiscal year attributable to work performed by persons other than the principal accountant's full-time, permanent employees was not applicable.

(g) The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Funds, the Advisor or any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the registrant (except for any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) that directly impacted the Funds for the period from January 1, 2004 to December 31, 2004 were $41,000.

(h) The Registrant's Audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of regulation S-X is compatible with maintaining Ernst & Young LLP's independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: John R. Alchin, Edward L. Gardner, Kim D. Kelly, Karen R. Osar and James E. Quinn.

Item 6. Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company & Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

None.

Item 10. Controls and Procedures.

a) Based on their evaluation on March 8th, the President (principal executive officer) and the Treasurer (principal financial officer) of the BNY Hamilton Funds, Inc. ("Funds") believe that there were no significant deficiencies in the design or operation of the internal controls of the Funds or The Bank of New York ("BNY"), the investment adviser and sub-administrator of the Funds, or BNY Hamilton Distributors, a subsidiary of BISYS Fund Services, Inc. ("Bisys") which acts as administrator and distributor for the Funds, including disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) that adversely affected the ability of the Funds, or BNY or Bisys on behalf of the Funds, to record, process, summarize, and report the subject matter contained in this Report, and the President and Treasurer of the Funds have identified no material weaknesses in such internal controls on behalf of the Funds. There was no fraud, whether or not material, involving officers or employees of BNY, Bisys, or the Funds who have a significant role in the Funds' internal controls, including disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) that has come to the attention of BNY or the officers of the Funds, including its President and Treasurer.

b) There were no significant changes in the Funds and BNY's internal controls, including disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) that apply to the Funds or in other factors with respect to the Funds that could have significantly affected the Funds' or BNY's internal controls during the period covered by this Form N-CSR, and no corrective actions with regard to significant deficiencies or material weaknesses were taken by the Funds or BNY during such period.

Item 11. Exhibits.

(a)(1) The Code of Ethics is attached as EX-99.CODE ETH.

(a)(2) Certification of chief executive officer and chief financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached as
Exhibit 99.CERT.

(b) Certification of chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) BNY Hamilton Funds


By: /s/ Kevin J. Bannon
    --------------------------------------------
Name: Kevin J. Bannon
Title: President and Principal Executive Officer
Date: March 8, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Kevin J. Bannon
    --------------------------------------------
Name: Kevin J. Bannon
Title: President and Principal Executive Officer
Date: March 8, 2005


By: /s/ Guy Nordahl
    --------------------------------------------
Name: Guy Nordahl
Title: Treasurer and Principal Financial Officer
Date: March 8, 2005